OMB APPROVAL
OMB Number:	3235-0570
Expires:	January 31, 2014
Estimated average burden
hours per response:	20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Funds Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April l, 2013 to September 30, 2013

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):
Semi-Annual Report

September 30, 2013

Classes A, B, C, I, O, P*, R, R6 and W

Fixed-Income Funds

■	ING GNMA Income Fund
■	ING High Yield Bond Fund
■	ING Intermediate Bond Fund
■	ING Short Term Bond Fund
■	ING Strategic Income Fund

*	Patent Pending

  E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Examples	9
Statements of Assets and Liabilities	11
Statements of Operations	15
Statements of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	24
Summary Portfolio of Investments	42
Shareholder Meeting Information	75
Additional Information	77

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.inginvestment.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Looking ahead with confidence

Dear Shareholder,

It seems that every few years some pundits claim that diversification is dead and that the United States is the only market worthy of investment for the foreseeable future. Generally, these pundits are proven wrong, as they were in the third quarter of 2013. Despite a summer filled with worries such as less economic stimulus from the Fed, potential war in the Middle East and rising interest rates, equity markets turned in exceptional performances, most notably the resurgent global markets. Meanwhile the dramatic comeback of global fixed income provided perhaps the biggest surprise of all.

The swift recovery of the international developed and emerging markets illustrates the need to remain well-diversified. Though it can be tempting to time diversification, in our view it is misguided to continuously tilt portfolios one way or the other in an effort to counter bouts of uncertainty. One should not play games with diversification; investing during uncertain times requires effective, disciplined strategy — broad global diversification that casts a net as far and wide as possible — to pursue reduced risk and increased return. If you are contemplating any changes to your investment portfolio, please make sure to discuss them thoroughly with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we will remain committed to delivering unmatched client service with a focus on sustainable long-term investment results.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
October 15, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1	Please see the “Additional Information” section regarding rebranding details on page 77.

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2013

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 9.79% in 2013; however, there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term. So capital values should be fairly safe and inflation isn’t an issue. Such arguments would be tested in the months through September, by which point the Index had added another 8.26%. (The MSCI World IndexSM returned 8.87% for the six-months ended September 30, 2013, measured in U.S. dollars.)

In the U.S., with sentiment cushioned by the Federal Reserve’s $85 billion of monthly Treasury and mortgage-backed securities purchases, investors continued to puzzle at an economic recovery that was undeniable but unimpressive.

And any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. He tried to make the point that the “tapering” of bond purchases by the Federal Reserve would be a reason for markets to feel upbeat, as it would only happen when conditions had substantially improved. In the meantime don’t be too worried.

Markets didn’t buy it. Bond yields soared and by June 24 the Index had given back 8%. The securities and currencies of a number of emerging markets were hit particularly hard, especially those with current account deficits and stumbling growth, like Turkey, Brazil, Indonesia and India. This led nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money was here for a long time. Not only were markets being heavily influenced by central bankers; evidently central bankers were more than a little sensitive to their effect on markets.

Soothed by these and later words of comfort in July, investors drove the Index to a new high for the year on August 2. From there the Index retreated 4% by month-end as sentiment was further dampened by the threat of military engagement in the Middle East; however, it was only a pause. With U.S. unemployment falling to 7.3%, the economy growing at 2.5% and core inflation tame at 1.8%, investors were becoming increasingly reconciled to a September 18 announcement by the Federal Reserve of the imminent tapering of their bond purchases. Middle East tensions eased and by the time Chairman Bernanke prepared to speak on that day, the Index was again at a peak for 2013. It received another boost when Mr. Bernanke surprised the world by saying that purchases would be maintained at present levels. It didn’t last. After all, tapering had only been postponed. And there were other things to worry about, like Congressional gridlock that might shut the government down at the end of September and in mid-October trigger a debt ceiling crisis of the type that hit markets so hard in 2011.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 1.77% in the six months through September, despite a late bounce, as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 7.69%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%. But the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 0.81%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 8.31%, albeit down 2.5% from its September 18 record closing high. The consumer discretionary sector did best with a gain of 15.13%, followed by industrials 11.97%. The worst performers were the previously in-favor telecommunications sector –3.44% and utilities –2.55%. Operating earnings per share for S&P 500® companies set a record in the second quarter of 2013. But could this last given that the share of profits in national income was historically high?

In currency markets the dollar fell 5.23% against the euro during the six months and 6.10% against the pound, on better economic news from Europe and, some commentators argued, as sales of longer dated U.S. dollar-denominated bonds were partly reinvested in other currencies. But the dollar advanced 4.30% on the yen on confidence that the new Japanese government’s policy to weaken the yen would succeed.

In international markets, the MSCI Japan® Index jumped 16.22% in the six months through September. Encouragingly, gross domestic product (“GDP”) grew at 3.8% annualized in the second quarter of 2013 after 4.1% in the first. Core consumer prices started rising again, necessary to encourage consumers and companies to spend, although it was mostly driven by energy costs. The MSCI Europe ex UK® Index rose 9.60%, the euro zone at last reporting a slim quarterly GDP growth rate of 0.3% after six straight quarterly declines. The numbers unemployed edged down in June and July, but not enough to dent the record rate of 12.1%. The closely watched composite purchasing managers’ index recorded six straight months of expansion. The MSCI UK® Index added only 2.79%, weighed down by weak Energy and Banking sectors. GDP in the second quarter of 2013 registered an improved 0.7% growth rate, with the third quarter looking even better. Purchasing managers’ indices powered ahead and unemployment receded to 7.7%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays GNMA Index	An unmanaged index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. 1-3 Year Government / Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Universal Bond Index
The Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. These securities are not double-counted in the index. The U.S. Universal index was created on January 1, 1999, with index history backfilled to January 1, 1990.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

ING GNMA INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of September 30, 2013 (as a percentage of net assets)

U.S. Government Agency Obligations	104.3%
U.S. Treasury Obligations	1.2%
Collateralized Mortgage Obligations	0.1%
Liabilities in Excess of Other Assets*	(5.6)%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Jeff Dutra and Justin McWhorter, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

Performance: For the six months ended September 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of –1.47%, compared to the Barclays GNMA Index which returned –1.41%, for the same period.

Portfolio Specifics: Significant volatility hit the bond market as the fiscal reporting period began. Speculation that the U.S. Federal Reserve Board (the “Fed”) would begin scaling back their Large Scale Asset Purchase program (also known as “QE3”) much earlier than the market had previously expected resulted in interest rates moving dramatically higher and agency/GNMA mortgage spreads moving much wider. U.S 10-year Treasury rates moved from 1.85% to begin the period up to 3% in early September. Likewise, agency and GNMA mortgage-backed security (“MBS”) spreads rapidly moved wider in May and June, hitting their widest level of the year in early July. MBS spreads began to retrace much of the widening during the late summer months when, immediately following the September 18 Fed meeting, rates once again declined and mortgage spreads tightened further as the timeline for QE3 “tapering” was pushed back to the end of 2013 or into 2014. U.S. 10-year Treasury rates ended the period at 2.61% and MBS spreads ended very close to where they began on April 1.

Detracting from performance during the reporting period was the Fund’s out-of-benchmark allocation to commercial mortgage-backed securities. Security selection of GNMA fixed rate securities was also a drag on performance.

The Fund was positioned well for the early summer sell-off in interest rates and wider mortgage spreads. The Fund maintained a modestly short duration bias relative to the benchmark while also underweighting the lowest coupon cohorts that exhibited the largest extension risk. The combined duration and curve exposure produced, contributed to performance for the six-month period.

The Fund also continued its program of identifying and adding attractive agency and GNMA-backed collateralized mortgage obligations (“CMO”) to further enhance yields. CMO cash flows contributed modestly to the Fund’s performance relative to the benchmark.

The Fund only uses Treasury futures to hedge exposure to interest rate risk. The impact of Treasury futures hedging activity can only be viewed in terms of overall portfolio duration and curve differences to the benchmark. The contribution of returns considering duration and curve was modestly positive for performance for the period. Outright, the futures hedging had a minimal impact on the Fund’s performance.

Current Strategy & Outlook: Government-backed MBS performed well over the past several months and some cash flows no longer appear inexpensive. Nevertheless, even as fundamental value has declined, we believe the technical environment has improved with the extension of QE3. This creates an interesting balance of seeking value in certain areas of the market while reducing exposure in others. We believe the Fed purchase program should keep some MBS spreads anchored for the remainder of 2013 overall. However, not all MBS spreads are the same. We believe thirty-year GNMA 3.0% pools, for example, may underperform as they are not actively being purchased by the Fed and fundamental value is less compelling.

With this in mind, we continue to manage the portfolio seeking high current income investments while modestly reducing interest rate and basis risk. The focus remains on specified GNMA pools and CMOs that provide more attractive current income while minimizing prepayment risks. Moreover, we are reducing some exposure to “lower” coupon GNMAs as hedge adjusted yields are less attractive and increasing exposure to cash flows with higher coupons.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	ING HIGH YIELD BOND FUND

Sector Diversification as of September 30, 2013 (as a percentage of net assets)

Consumer Discretionary	21.5%
Energy	16.9%
Industrials	10.8%
Materials	9.5%
Health Care	8.2%
Telecommunication Services	6.8%
Information Technology	6.7%
Financials	6.4%
Consumer Staples	6.1%
Utilities	2.3%
Other Asset-Backed Securities	0.4%
Assets in Excess of Other Liabilities*	4.4%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, Matthew Toms, CFA, and Rick Cumberledge, CFA, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six months ended September 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.65%, compared to the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Barclays High Yield Bond — 2% Issuer Constrained Composite”), which returned 0.81%, for the same period.

Portfolio Specifics: The “not-too-hot, not-too-cold” market environment of recent quarters gave way to confidence that the U.S. economic recovery was gaining hold, which ultimately resulted in higher interest rates as investors contemplated the U.S. Federal Reserve Board (the “Fed”) beginning to exit its highly accommodative monetary policy. This resulted in divergent returns between growth-sensitive and rates-sensitive assets for the period, with a considerable dose of volatility along the way. Though the Fed ultimately opted to continue quantitative easing uninterrupted, interest rates ended the period sharply higher than where they began.

During the reporting period the Index outperformed like-duration Treasuries by about two percentage points. The Index’s yield to worst hit an all-time low of 4.95% in early May, but ended the period at 6.23%. The increase was driven almost entirely by the underlying rates move, as the credit spread was only six basis points (“bps”) wider at 4.96% over Treasuries. (A basis point is one one-hundredth of one percent.) Lower quality bonds continued to outperform higher rated, more rate sensitive bonds, with CCC-rated bonds in the Index returning 3.18% during the reporting period, versus a loss of 0.13% for BB-rated bonds. Sector performance was mixed, with chemicals (2.7%), pharmaceuticals (2.3%) and technology (2.3%) leading the way. The big loser for the period was the interest-sensitive pipelines sector (–2.4%). Default activity remained well below historical averages, at 1.1% on a par basis or 2.2% on an issuer basis per JP Morgan.

Top Ten Holdings as of September 30, 2013* (as a percentage of net assets)

Sprint Capital Corp., 6.875%, 11/15/28	0.8%
Tesoro Corp., 4.250%, 10/01/17	0.6%
HCA Holdings, Inc., 6.250%, 02/15/21	0.6%
INEOS Group Holdings SA, 6.125%, 08/15/18	0.5%
Ally Financial, Inc., 7.500%, 09/15/20	0.5%
MGM Resorts International, 7.750%, 03/15/22	0.5%
US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	0.5%
American Rock Salt Co., LLC/American Rock Capital Corp., 8.250%, 05/01/18	0.5%
Valeant Pharmaceuticals International, 6.750%, 08/15/18	0.5%
Halcon Resources Corp., 8.875%, 05/15/21	0.5%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The Fund lagged its benchmark during the reporting period. Flows into the Fund earlier in the year left the Fund more exposed to the more rate-sensitive new issues than we would have preferred. However, we were able to offset most of this negative impact with security selection. Contributors to performance included the metals and mining sector, where our holdings in niche-focused firms such as Westmoreland Coal Co. and Murray Energy Corp. outperformed those more exposed to global commodity prices; and the pipelines sector, where we generally avoided the most interest rate sensitive issues. Detractors from performance in the media sector included higher quality and more interest rate sensitive positions such as Nielsen Holdings NV; also, our underweight to the bottom of the Clear Channel Media, Inc. capital structure negatively impacted results when that company completed a debt exchange. Our positioning in the energy sector, which has been a consistent positive in recent quarters, hurt performance during the reporting period, as holdings SandRidge Energy, Inc. (management changes) and Halcon Resources Corp. (temporary production issues) sold off. We continue to like both companies and added to both positions during the reporting period.

Current Strategy & Outlook: Our view of the market is little changed from six months ago, as the high yield market largely moved sideways over the period. With investors increasingly convinced that the U.S. recovery has taken hold, even if the rate of growth is less than desired, the high yield market is focused not so much on credit concerns, but on the eventual uptrend in interest rates. We believe corporate balance sheets remain healthy enough to limit the risk of a meaningful increase in defaults for some time to come, even in a scenario of less than stellar U.S. economic growth. With high yield spreads approximately 5.00% above Treasuries we believe they offer more than adequate compensation for likely credit losses and the ability to absorb at least a portion of a further rise in interest rates. We believe high yield debt is well-positioned to outperform most other fixed income asset classes if this scenario plays out. Macro headline risks have not gone away entirely, as evidenced by the spending/debt ceiling debate in Washington DC. Accordingly, we continue to expect headline-induced volatility as we make our way through the remainder of 2013 and into the New Year.

We believe the portfolio is well positioned for the environment described above. In keeping with our view of U.S. economic recovery and continuing strong credit fundamentals, we continue to maintain a slight domestic-focused cyclical bias and an overweight to single-B profile credits (underweight BBs and what we view as the most at-risk securities of those rated CCC and below). In keeping with long-held themes, we continue to maintain an overweight to the Energy and Healthcare sectors. During the quarter, our purchases continued to skew away from longer-dated BB-rated bonds that carry more interest rate risk in favor of lower-rated issuers (single-B and some CCC) where we like the underlying business models and believe investors are being well compensated for what we believe to be limited risk of near-term defaults.

*	Effective August 30, 2013, Rick Cumberledge was added as a portfolio manager of the fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

ING INTERMEDIATE BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of September 30, 2013 (as a percentage of net assets)

Corporate Bonds/Notes	28.6%
U.S. Government Agency Obligations	22.4%
U.S. Treasury Obligations	22.3%
Collateralized Mortgage Obligations	14.3%
Asset-Backed Securities	8.6%
Foreign Government Bonds	7.8%
Preferred Stock	0.6%
Liabilities in Excess of Other Assets*	(4.6)%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six months ended September 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of –1.89% compared to the Barclays U.S. Aggregate Bond Index, which returned –1.77% for the same period.

Portfolio Specifics: The Fund underperformed the benchmark after fees and expenses were deducted, but prior to deductions it outperformed the benchmark. Fund results for the period were driven by favorable asset allocation and security selection. Our underweight to Treasuries and government-related securities and our overweight to spread sectors, including high yield bonds, benefited performance. Non-agency mortgage-backed securities also helped relative returns. On the downside, our emerging market debt exposure detracted from results. Security selection within commercial mortgage-backed securities, investment grade bonds and asset-backed securities were positive contributors to relative returns. Duration management of U.S. interest rates was traded around that of the benchmark and, in combination with our foreign rates exposure, detracted from returns over the reporting period.

Top Ten Holdings as of September 30, 2013* (as a percentage of net assets)

United States Treasury Note, 0.875%, 09/15/16	7.8%
United States Treasury Note, 0.250%, 09/30/15	5.9%
United States Treasury Bond, 2.875%, 05/15/43	3.3%
United States Treasury Note, 1.375%, 09/30/18	2.5%
Fannie Mae, 2.500%, 07/25/27	1.9%
United States Treasury Bond, 2.500%, 08/15/23	1.7%
Fannie Mae, 3.000%, 07/25/42	1.6%
Fannie Mae, 3.500%, 04/25/42	1.2%
Italy Buoni Poliennali Del Tesoro, 3.500%, 06/01/18	1.1%
United States Treasury Note, 2.000%, 09/30/20	1.1%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: Markets had been broadly pricing that the U.S. Federal Reserve Board (the “Fed”) would begin the gradual process of reducing extraordinary monetary accommodation in the form of its Treasury and agency mortgage-backed securities purchases at September’s Federal Open Market Committee meeting (“FOMC”). The Fed stayed the course and decided not to taper, citing the uninspiring level of growth, slow housing recovery, below-target inflation and concerns about fiscal drag due to lack of progress in budget negotiations. We believe the Fed will be slow to remove monetary accommodation in response to a strengthening economy. The low expected level of growth and decision not to taper answers the more important question about the central tendency of interest rates. We expect them to be lower for longer, with the Fed’s zero interest rate policy expected to be unwound slowly and not hitting 2%, even with full employment, until 2016. That could mean accommodative policy relative to what traditional monetary policy norms would dictate under such circumstances for years to come. We believe fixed income returns ultimately will depend on the market’s judgment of whether quantitative easing has succeeded in creating real economic strength. Based on our view, spread assets will perform well in this environment and security selection will be increasingly important given the valuations of financial assets.

*	Effective May 31, 2013, Michael Mata was removed as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	ING SHORT TERM BOND FUND

Investment Type Allocation as of September 30, 2013 (as a percentage of net assets)

Corporate Bonds/Notes	63.5%
Asset-Backed Securities	13.1%
Collateralized Mortgage Obligations	10.1%
U.S. Government Agency Obligations	9.2%
U.S. Treasury Obligations	2.3%
Foreign Government Bonds	0.3%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six months ended September 30, 2013, the Fund’s Class I shares, excluding sales charges, provided a total return of 0.43% compared to the Barclays U.S. 1-3 Year Government/Credit Bond Index, which returned 0.27%, for the same period.

Portfolio Specifics: Markets had been broadly pricing that the U.S. Federal Reserve Board (the “Fed”) would begin the gradual process of reducing extraordinary monetary accommodation in the form of its Treasury and agency mortgage-backed securities (“MBS”) purchases at its September meeting. The Fed chose not to taper its quantitative easing at that time. Given the heightened level of market anticipation heading into this event and the surprising outcome, the reaction sent both Treasury yields lower and yield spreads tighter. (Spread is the difference in yield between a corporate bond and an equivalent-duration U.S. Treasury security.)

Our overweight to spread products such as investment grade and high yield corporate bonds contributed to performance over the reporting period. To a lesser degree, commercial mortgage-backed securities (“CMBS”) and agency MBS were positive for performance, while security selection within asset-backed securities (“ABS”) detracted from relative returns. Duration management of U.S. interest rates was traded around that of the benchmark and, in combination with our foreign rates exposure, slightly detracted from returns over the reporting period.

Futures were used for duration and curve management, which taken together, resulted in a modest positive impact on performance.

Current Strategy & Outlook: The Fed’s decision to stay the course and not to taper at its September meeting was attributed to an uninspiring level of growth, a slower than expected housing recovery, continued low inflation and concerns about fiscal drag due to lack of progress in budget negotiations in Washington DC. We believe the Fed will be slow to remove monetary accommodation in response to a strengthening economy. The low expected level of growth and decision not to taper answers the more important question about the central tendency of interest rates. We expect them to be lower for longer, with the Fed’s zero interest rate policy expected to be unwound slowly and not hitting 2%, even with full employment, until 2016. That could mean accommodative policy relative to what traditional monetary policy norms would dictate under such circumstances for years to come. We believe fixed income returns ultimately will depend on the market’s judgment of whether quantitative easing has succeeded in creating real economic strength. Based on our view, spread assets will perform well in this environment and security selection will be increasingly important given the valuations of financial assets.

Top Ten Holdings as of September 30, 2013* (as a percentage of net assets)

Ginnie Mae, 5.500%, 06/15/43	2.1%
United States Treasury Note, 0.875%, 09/15/16	1.5%
Freddie Mac, 5.500%, 07/01/38	1.1%
Freddie Mac, 5.000%, 07/15/39	1.0%
Verizon Communications, Inc., 3.000%, 04/01/16	0.9%
United States Treasury Note, 0.250%, 09/30/15	0.7%
LB-UBS Commercial Mortgage Trust 2005-C5, 5.127%, 09/15/40	0.7%
Morgan Stanley Capital I, 5.172%, 08/13/42	0.7%
Fannie Mae, 5.000%, 01/01/23	0.7%
Bank of America Corp., 1.500%, 10/09/15	0.6%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

We expect to continue to hold an overweight in spread assets, since in our view spreads versus comparable Treasury securities more than compensate investors for the extra credit risk assumed, based on the duration of the portfolio within the current economic environment. (Duration is a measure of a portfolio’s sensitivity to interest rate risk.)

*	Effective June 10, 2013, Michael Hyman was removed as a portfolio manager and Christine Hurtsellers was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

ING STRATEGIC INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of September 30, 2013 (as a percentage of net assets)

Affiliated Investment Companies	86.5%
U.S. Treasury Obligations	7.9%
U.S. Government Agency Obligations	4.8%
Collateralized Mortgage Obligations	2.6%
Liabilities in Excess of Other Assets*	(1.8)%
Net Assets	100.0%

*Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Strategic Income Fund (the “Fund”) seeks a high level of current income. Long-term capital appreciation is a secondary objective. The Fund is managed by Christine Hurtsellers, CFA, Matthew Toms, CFA, and Michael Mata, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six months ended September 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of –2.36% compared to the Barclays U.S. Universal Bond Index (the “Index”), which returned –1.64%, for the same period.

Portfolio Specifics: The fixed income market was volatile during the reporting period, initially triggered by concerns in May about the prospect of the U.S. Federal Reserve Board (the “Fed”) tapering its asset purchase programs in response to a stronger growth and employment outlook. A wide variety of spread sectors (non-U.S. Treasuries) experienced bouts of heightened volatility and technical selling pressure during the period, particularly within the emerging market asset class, as developed market interest rates rose and commodity prices weakened.

Being short duration versus the Index was a key contributor to overall performance in both absolute and relative terms during the reporting period. Interest rate futures were used to express our duration views versus the Index.

The Fund’s overweight positioning in bank loans was also a contributor as rates rose, due to the floating rate structure of the asset class. Our bias toward U.S. credit risk over interest rate risk, expressed through overweight positioning in high yield corporate bonds, contributed to the Fund’s performance. In contrast, though we substantially reduced our emerging market (EM) exposure during the period, even the reduced allocation negatively impacted results and offset the positive contributions previously discussed.

Top Ten Holdings as of September 30, 2013* (as a percentage of net assets)

ING Floating Rate Fund — Class P	38.1%
ING High Yield Bond Fund — Class P	36.0%
ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	7.2%
United States Treasury Note, 2.000%, 09/30/20	4.4%
United States Treasury Bond, 2.500%, 08/15/23	3.5%
ING Emerging Markets Corporate Debt Fund — Class P	2.7%
Freddie Mac, 3.500%, 02/15/41	2.5%
ING Emerging Markets Local Currency Debt Fund — Class P	2.5%
Fannie Mae, 3.500%, 04/25/42	1.0%
Ginnie Mae, 3.500%, 10/20/41	0.6%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: While the Fed tapering phenomenon is still somewhat ambiguous, what is clear is that the central bank is expected to remain dovish and its zero interest rate policy is likely to remain in place until 2016. We believe corporate bond fundamentals are still favorable and the default environment is relatively benign by historical standards. As the U.S. growth outlook continues to improve, we expect domestic corporate bonds will remain in favor as investors look for other sources of income and return potential, as well as diversification away from interest rate risk. As such, from an asset allocation perspective, the majority of the portfolio is allocated to high yield and bank loans. We believe improving global growth and reaffirmation of easy monetary policy worldwide should create a supportive environment for emerging markets to find stability despite fundamental challenges. While we believe that the technical picture will likely continue to dominate flows for the remainder of the year, the recent improvement gives us greater conviction that EM will stabilize. However, as discussed, the Fund’s EM exposure has been pared back significantly in recent months and we remain cautious in the near term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2013*	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2013*
ING GNMA Income Fund
Class A	$1,000.00	$985.30	0.91%	$4.53	$1,000.00	$1,020.51	0.91%	$4.61
Class B	1,000.00	981.30	1.66	8.24	1,000.00	1,016.75	1.66	8.39
Class C	1,000.00	981.30	1.66	8.24	1,000.00	1,016.75	1.66	8.39
Class I	1,000.00	986.60	0.65	3.24	1,000.00	1,021.76	0.65	3.29
Class W	1,000.00	986.60	0.66	3.29	1,000.00	1,021.76	0.66	3.35
ING High Yield Bond Fund
Class A	1,000.00	1,006.50	1.09	5.48	1,000.00	1,019.60	1.09	5.52
Class B	1,000.00	1,002.70	1.84	9.24	1,000.00	1,015.84	1.84	9.30
Class C	1,000.00	1,002.70	1.84	9.24	1,000.00	1,015.84	1.84	9.30
Class I	1,000.00	1,007.00	0.75	3.77	1,000.00	1,021.31	0.75	3.80
Class P(1)	1,000.00	1,010.00	0.14	0.42	1,000.00	1,024.42	0.14	0.71
Class W	1,000.00	1,006.70	0.84	4.23	1,000.00	1,020.86	0.84	4.26

*	Expenses are equal to each Funds’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was June 14, 2013. Expenses paid for the actual Fund’s return reflect the 109-day period ended September 30, 2013.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2013*	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2013*
ING Intermediate Bond Fund
Class A	$1,000.00	$981.10	0.71%	3.53%	$1,000.00	$1,021.51	0.71%	3.60%
Class B	1,000.00	977.30	1.46	7.24	1,000.00	1,017.75	1.46	7.38
Class C	1,000.00	978.30	1.46	7.24	1,000.00	1,017.75	1.46	7.38
Class I	1,000.00	983.50	0.40	1.99	1,000.00	1,023.06	0.40	2.03
Class O	1,000.00	981.10	0.71	3.53	1,000.00	1,021.51	0.71	3.60
Class R	1,000.00	979.90	0.96	4.76	1,000.00	1,020.26	0.96	4.86
Class R6(2)	1,000.00	983.80	0.34	1.14	1,000.00	1,023.36	0.34	1.72
Class W	1,000.00	983.30	0.46	2.29	1,000.00	1,022.76	0.46	2.33
ING Short Term Bond Fund
Class A	1,000.00	1,002.60	0.80	4.02	1,000.00	1,021.06	0.80	4.05
Class C	1,000.00	999.50	1.55	7.77	1,000.00	1,017.30	1.55	7.84
Class I	1,000.00	1,004.30	0.50	2.51	1,000.00	1,022.56	0.50	2.54
Class R6(3)	1,000.00	1,002.70	0.47	0.80	1,000.00	1,022.71	0.47	2.38
Class W	1,000.00	1,005.20	0.55	2.76	1,000.00	1,022.31	0.55	2.79
ING Strategic Income Fund**
Class A	1,000.00	976.40	0.72	3.57	1,000.00	1,021.16	0.72	3.65
Class C	1,000.00	972.40	1.47	7.27	1,000.00	1,017.40	1.47	7.44
Class I	1,000.00	978.40	0.34	1.69	1,000.00	1,023.36	0.34	1.72
Class R	1,000.00	975.40	0.97	4.80	1,000.00	1,019.90	0.97	4.91
Class W	1,000.00	977.40	0.47	2.33	1,000.00	1,022.41	0.47	2.38

*	Expenses are equal to each Funds’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

(2)	Commencement of operations was May 31, 2013. Expenses paid for the actual Fund’s return reflect the 123-day period ended Septmeber 30, 2013.

(3)	Commencement of operations was July 31, 2013. Expenses paid for the actual Fund’s return reflect the 62-day period ended Septmeber 30, 2013.

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2013 (UNAUDITED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$997,919,372	$311,288,260	$1,368,910,690
Short-term investments at fair value**	21,981,718	12,424,756	79,689,296
Total investments at fair value	$1,019,901,090	$323,713,016	$1,448,599,986
Cash	72,625,462	449	1,988,796
Cash collateral for futures	2,486,723	—	1,439,725
Receivable for derivatives collateral (Note 2)	—	—	3,720,000
Receivables:
Investment securities sold	505,546	1,518,750	11,617,643
Investment securities sold on a delayed-delivery or when-issued basis	159,809,477	—	68,823,607
Fund shares sold	1,147,894	5,093,416	7,328,155
Dividends	—	418	12,279
Interest	3,777,273	6,215,804	8,525,652
Unrealized appreciation on forward foreign currency contracts	—	—	79,553
Upfront payments paid on OTC swap agreements	—	—	250,846
Unrealized appreciation on OTC swap agreements	—	—	65,285
Prepaid expenses	53,917	32,659	59,836
Total assets	1,260,307,382	336,574,512	1,552,511,363

LIABILITIES:
Income distribution payable	—	108,065	177,530
Payable for investment securities purchased	—	8,889,200	39,077,699
Payable for investment securities purchased on a delayed-delivery or when-issued basis	310,851,939	—	184,596,898
Payable for fund shares redeemed	3,804,906	1,587,005	1,799,383
Payable for foreign cash collateral for futures***	—	—	417,300
Payable upon receipt of securities loaned	—	—	13,642,882
Unrealized depreciation on forward foreign currency contracts	—	—	678,448
Upfront payments received on OTC swap agreements	—	—	2,445,382
Unrealized depreciation on OTC swap agreements	—	—	5,027
Payable for investment management fees	367,882	128,231	173,140
Payable for administrative fees	78,272	26,312	101,847
Payable for distribution and shareholder service fees	239,800	28,056	118,026
Payable for trustee fees	5,265	1,472	6,222
Other accrued expenses and liabilities	131,046	16,860	536,965
Total liabilities	315,479,110	10,785,201	243,776,749
NET ASSETS	$944,828,272	$325,789,311	$1,308,734,614
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$950,017,496	$358,236,544	$1,445,517,797
Undistributed (distributions in excess of) net investment income	(6,184,548)	38,986	2,513,938
Accumulated net realized loss	(16,308,689)	(37,022,214)	(145,933,673)
Net unrealized appreciation	17,304,013	4,535,995	6,636,552
NET ASSETS	$944,828,272	$325,789,311	$1,308,734,614
_______________
+ Including securities loaned at value	$—	$—	$13,255,906
* Cost of investments in securities	$978,393,058	$306,752,265	$1,361,426,882
** Cost of short-term investments	$21,979,084	$12,424,756	$79,689,296
*** Cost of payable for foreign cash collateral for futures	$—	$—	$416,585

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
Class A
Net assets	$647,968,796	$77,235,438	$414,026,123
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	74,722,083	9,455,978	42,429,481
Net asset value and redemption price per share†	$8.67	$8.17	$9.76
Maximum offering price per share (2.50%)(1)	$8.89	$8.38	$10.01

Class B
Net assets	$913,129	$1,269,951	$1,245,995
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	105,887	155,671	127,878
Net asset value and redemption price per share†	$8.62	$8.16	$9.74

Class C
Net assets	$126,274,105	$13,480,270	$28,769,290
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	14,641,064	1,650,933	2,952,000
Net asset value and redemption price per share†	$8.62	$8.17	$9.75

Class I
Net assets	$138,724,126	$180,759,695	$332,366,204
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	15,976,190	22,167,298	34,065,677
Net asset value and redemption price per share	$8.68	$8.15	$9.76

Class O
Net assets	n/a	n/a	$38,438,199
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	3,937,462
Net asset value and redemption price per share	n/a	n/a	$9.76

Class P
Net assets	n/a	$40,057,786	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	4,910,217	n/a
Net asset value and redemption price per share	n/a	$8.16	n/a

Class R
Net assets	n/a	n/a	$12,441,522
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	1,273,303
Net asset value and redemption price per share	n/a	n/a	$9.77

Class R6
Net assets	n/a	n/a	$175,006,745
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	17,945,074
Net asset value and redemption price per share	n/a	n/a	$9.75

Class W
Net assets	$30,948,116	$12,986,171	$306,440,536
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,560,458	1,589,327	31,440,765
Net asset value and redemption price per share	$8.69	$8.17	$9.75
_______________
(1) Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2013 (UNAUDITED)

	ING Short Term Bond Fund	ING Strategic Income Fund
ASSETS:
Investments in securities at fair value+*	$171,208,780	$773,359
Investments in affiliates at fair value**	—	4,366,072
Short-term investments at fair value***	2,894,665	53,013
Total investments at fair value	$174,103,445	$5,192,444
Cash	202,365	518
Cash collateral for futures	257,161	9,391
Receivables:
Investment securities sold on a delayed-delivery or when-issued basis	—	207,079
Fund shares sold	4,590,827	—
Dividends	29	15
Interest	870,927	2,039
Prepaid expenses	17,560	42,781
Prepaid offering expense	20,563	11,030
Reimbursement due from manager	13,569	19,598
Total assets	180,076,446	5,484,895

LIABILITIES:
Payable for investment securities purchased	3,918,012	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	412,107
Payable for fund shares redeemed	1,042,115	—
Payable upon receipt of securities loaned	1,304,665	—
Payable for investment management fees	48,891	2,263
Payable for administrative fees	13,969	412
Payable for distribution and shareholder service fees	180	17
Payable for trustee fees	1,411	26
Other accrued expenses and liabilities	60,730	21,082
Total liabilities	6,389,973	435,907
NET ASSETS	$173,686,473	$5,048,988
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$174,133,981	$5,073,395
Undistributed (distributions in excess of) net investment income	(329,637)	150,184
Accumulated net realized gain (loss)	637,882	(124,208)
Net unrealized depreciation	(755,753)	(50,383)
NET ASSETS	$173,686,473	$5,048,988
_______________
+ Including securities loaned at value	$1,278,721	$—
* Cost of investments in securities	$171,621,450	$752,551
** Cost of investments in affiliates	$—	$4,435,048
*** Cost of short-term investments	$2,894,665	$53,013

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

	ING Short Term Bond Fund	ING Strategic Income Fund
Class A
Net assets	$127,612	$22,137
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	12,807	2,231
Net asset value and redemption price per share†	$9.96	$9.92
Maximum offering price per share (2.50%)(1)	$10.22	$10.17

Class C
Net assets	$193,516	$24,377
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	19,402	2,472
Net asset value and redemption price per share†	$9.97	$9.86

Class I
Net assets	$2,306,249	$4,996,466
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	231,515	502,049
Net asset value and redemption price per share	$9.96	$9.95

Class R
Net assets	n/a	$2,997
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	303
Net asset value and redemption price per share	n/a	$9.90

Class R6
Net assets	$171,056,065	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	17,145,815	n/a
Net asset value and redemption price per share	$9.98	n/a

Class W
Net assets	$3,031	$3,011
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	304	303
Net asset value and redemption price per share	$9.98	$9.94
_______________
(1) Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$309	$3,553	$287,565
Interest, net of foreign taxes withheld*	17,265,248	9,224,018	20,292,164
Securities lending income, net	—	—	66,905
Total investment income	17,265,557	9,227,571	20,646,634
EXPENSES:
Investment management fees	2,458,928	721,524	1,011,443
Distribution and shareholder service fees:
Class A	866,938	101,290	418,697
Class B	5,447	7,130	7,795
Class C	763,537	69,796	162,444
Class O	—	—	50,009
Class R	—	—	34,753
Transfer agent fees:
Class A	151,184	39,175	205,061
Class B	237	684	956
Class C	33,260	6,761	19,913
Class I	32,670	2,476	124,754
Class O	—	—	24,514
Class P	—	273	—
Class R	—	—	8,517
Class R6	—	—	2,948
Class W	7,060	5,351	151,603
Administrative service fees	527,912	141,474	594,965
Shareholder reporting expense	30,074	3,865	46,200
Registration fees	79,468	44,828	96,953
Professional fees	62,368	18,993	62,147
Custody and accounting expense	70,818	16,188	127,500
Trustee fees	15,794	4,416	18,665
Miscellaneous expense	30,920	6,044	27,261
Interest expense	—	238	492
Total expenses	5,136,615	1,190,506	3,197,590
Net recouped and reimbursed fees	—	43,978	—
Net expenses	5,136,615	1,234,484	3,197,590
Net investment income	12,128,942	7,993,087	17,449,044
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(22,107,464)	159,564	(15,127,493)
Foreign currency related transactions	—	(91)	2,152,083
Futures	8,430,556	—	(278,666)
Swaps	—	—	(2,066,409)
Written options	—	—	(1,203,984)
Net realized gain (loss)	(13,676,908)	159,473	(16,524,469)
Net change in unrealized appreciation (depreciation) on:
Investments	(14,876,866)	(7,933,101)	(23,946,659)
Foreign currency related transactions	—	765	(639,466)
Futures	(1,633,021)	—	259,488
Swaps	—	—	2,663,614
Net change in unrealized appreciation (depreciation)	(16,509,887)	(7,932,336)	(21,663,023)
Net realized and unrealized loss	(30,186,795)	(7,772,863)	(38,187,492)
Increase (decrease) in net assets resulting from operations	$(18,057,853)	$220,224	$(20,738,448)
_______________
* Foreign taxes withheld	$—	$—	$8,904

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)

	ING Short Term Bond Fund	ING Strategic Income Fund
INVESTMENT INCOME:
Interest	$1,349,033	$7,073
Dividends from affiliated funds	—	105,645
Dividends	294	53
Securities lending income, net	4,240	62
Total investment income	1,353,567	112,833
EXPENSES:
Investment management fees	305,833	13,976
Distribution and shareholder service fees:
Class A	66	7
Class C	365	68
Class R	—	7
Transfer agent fees:
Class A	39	3
Class C	50	9
Class I	17,789	16
Class R	—	2
Class R6	565	—
Class W	3	2
Administrative service fees	87,381	2,541
Shareholder reporting expense	5,741	3,906
Registration fees	39,383	17,617
Professional fees	13,666	6,981
Custody and accounting expense	16,450	11,940
Trustee fees	4,234	76
Offering expense	47,629	57,656
Miscellaneous expense	3,882	5,728
Interest expense	1,430	—
Total expenses	544,506	120,535
Net waived and reimbursed fees	(114,435)	(111,762)
Net expenses	430,071	8,773
Net investment income	923,496	104,060

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(358,733)	(53,555)
Sale of investments in affiliates	—	(28,918)
Foreign currency related transactions	—	(13)
Futures	1,157,888	(24,307)
Net realized gain (loss)	799,155	(106,793)
Net change in unrealized appreciation (depreciation) on:
Investments	(725,637)	10,030
Affiliated underlying funds	—	(123,352)
Foreign currency related transactions	—	(22)
Futures	(215,214)	4,462
Net change in unrealized appreciation (depreciation)	(940,851)	(108,882)
Net realized and unrealized loss	(141,696)	(215,675)
Increase (decrease) in net assets resulting from operations	$781,800	$(111,615)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING GNMA Income Fund		ING High Yield Bond Fund
	Six Months Ended September 30, 2013	Year Ended March 31, 2013	Six Months Ended September 30, 2013	Year Ended March 31, 2013
FROM OPERATIONS:
Net investment income	$12,128,942	$25,914,709	$7,993,087	$10,586,202
Net realized gain (loss)	(13,676,908)	12,237,025	159,473	3,904,262
Net change in unrealized appreciation (depreciation)	(16,509,887)	(12,156,520)	(7,932,336)	7,731,407
Increase (decrease) in net assets resulting from operations	(18,057,853)	25,995,214	220,224	22,221,871

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(11,790,022)	(23,010,585)	(2,184,805)	(5,326,187)
Class B	(15,036)	(65,579)	(33,058)	(105,864)
Class C	(2,031,573)	(4,115,191)	(324,083)	(734,434)
Class I	(3,271,012)	(6,847,734)	(4,535,885)	(3,998,299)
Class P	—	—	(570,639)	—
Class W	(604,987)	(738,038)	(307,818)	(367,493)
Net realized gains:
Class A	—	(4,310,906)	—	—
Class B	—	(11,887)	—	—
Class C	—	(1,082,266)	—	—
Class I	—	(1,334,154)	—	—
Class W	—	(166,281)	—	—
Return of capital:
Class A	—	(1,805,731)	—	—
Class B	—	(3,973)	—	—
Class C	—	(452,559)	—	—
Class I	—	(538,978)	—	—
Class W	—	(92,836)	—	—
Total distributions	(17,712,630)	(44,576,698)	(7,956,288)	(10,532,277)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	102,946,484	510,416,007	161,435,222	127,579,519
Reinvestment of distributions	15,302,599	37,842,756	7,249,764	8,839,518
	118,249,083	548,258,763	168,684,986	136,419,037
Cost of shares redeemed	(287,742,621)	(360,081,641)	(52,661,925)	(70,226,450)
Net increase (decrease) in net assets resulting from capital share transactions	(169,493,538)	188,177,122	116,023,061	66,192,587
Net increase (decrease) in net assets	(205,264,021)	169,595,638	108,286,997	77,882,181

NET ASSETS:
Beginning of year or period	1,150,092,293	980,496,655	217,502,314	139,620,133
End of year or period	$944,828,272	$1,150,092,293	$325,789,311	$217,502,314
Undistributed (distributions in excess of) net investment income at end of year or period	$(6,184,548)	$(600,860)	$38,986	$2,187

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Intermediate Bond Fund		ING Short Term Bond Fund
	Six Months Ended September 30, 2013	Year Ended March 31, 2013	Six Months Ended September 30, 2013	December 19, 2012(1) to March 31, 2013
FROM OPERATIONS:
Net investment income	$17,449,044	$37,495,327	$923,496	$362,375
Net realized gain (loss)	(16,524,469)	18,070,945	799,155	(145,250)
Net change in unrealized appreciation (depreciation)	(21,663,023)	14,884,454	(940,851)	185,098
Increase (decrease) in net assets resulting from operations	(20,738,448)	70,450,726	781,800	402,223

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,772,067)	(14,378,185)	(360)	(1)
Class B	(15,855)	(101,943)	—	—
Class C	(333,331)	(1,407,172)	(192)	—
Class I	(6,199,394)	(26,359,801)	(816,258)	(373,394)
Class O	(563,124)	(2,009,481)	—	—
Class R	(178,677)	(592,357)	—	—
Class R6	(1,966,300)	—	(444,908)	—
Class W	(3,828,569)	(8,735,877)	(25)	(2)
Total distributions	(17,857,317)	(53,584,816)	(1,261,743)	(373,397)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	554,748,368	769,235,698	185,711,170	184,190,149
Reinvestment of distributions	16,705,319	48,994,629	1,254,831	373,397
	571,453,687	818,230,327	186,966,001	184,563,546
Cost of shares redeemed	(376,319,668)	(509,838,878)	(190,462,826)	(6,929,131)
Net increase (decrease) in net assets resulting from capital share transactions	195,134,019	308,391,449	(3,496,825)	177,634,415
Net increase (decrease) in net assets	156,538,254	325,257,359	(3,976,768)	177,663,241

NET ASSETS:
Beginning of year or period	1,152,196,360	826,939,001	177,663,241	—
End of year or period	$1,308,734,614	$1,152,196,360	$173,686,473	$177,663,241
Undistributed (distributions in excess of) net investment income at end of year or period	$2,513,938	$2,922,211	$(329,637)	$8,610
_______________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Strategic Income Fund
	Six Months Ended September 30, 2013	November 2, 2012(1) to March 31, 2013
FROM OPERATIONS:
Net investment income	$104,060	$78,821
Net realized (loss)	(106,793)	(17,569)
Net change in unrealized appreciation (depreciation)	(108,882)	58,499
Increase (decrease) in net assets resulting from operations	(111,615)	119,751

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(71)
Class C	—	(15)
Class I	—	(32,871)
Class R	—	(17)
Class W	—	(20)
Total distributions	—	(32,994)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	40,332	5,008,603
Reinvestment of distributions	—	32,994
	40,332	5,041,597
Cost of shares redeemed	(583)	(7,500)
Net increase in net assets resulting from capital share transactions	39,749	5,034,097
Net increase (decrease) in net assets	(71,866)	5,120,854

NET ASSETS:
Beginning of year or period	5,120,854	—
End of year or period	$5,048,988	$5,120,854
Undistributed net investment income at end of year or period	$150,184	$46,124
_______________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING GNMA Income Fund
Class A
09-30-13	8.95	0.10		(0.23)	(0.13)	0.15	—	—	0.15	—	8.67	(1.47)	0.91	0.91		0.91		2.36		647,969	160
03-31-13	9.09	0.22		0.00 *	0.22	0.29	0.05	0.02	0.36	—	8.95	2.51	0.90	0.90		0.90		2.38		727,058	352
03-31-12	8.84	0.23	•	0.37	0.60	0.34	0.01	—	0.35	—	9.09	6.87	0.93	0.93		0.93		2.58		681,900	335
03-31-11	8.75	0.32		0.13	0.45	0.36	—	—	0.36	—	8.84	5.26	0.93	0.93		0.93		3.63		593,080	193
03-31-10	8.71	0.33	•	0.07	0.40	0.36	—	—	0.36	—	8.75	4.68	0.94	0.94		0.94		3.83		589,813	114
03-31-09	8.54	0.37		0.18	0.55	0.38	—	—	0.38	—	8.71	6.62	0.96	0.96		0.96		4.33		606,856	39
Class B
09-30-13	8.90	0.07	•	(0.24)	(0.17)	0.11	—	—	0.11	—	8.62	(1.87)	1.66	1.66		1.66		1.59		913	160
03-31-13	9.04	0.14	•	0.01	0.15	0.22	0.05	0.02	0.29	—	8.90	1.74	1.65	1.65		1.65		1.59		1,430	352
03-31-12	8.79	0.17	•	0.36	0.53	0.27	0.01	—	0.28	—	9.04	6.08	1.68	1.68		1.68		1.87		3,676	335
03-31-11	8.70	0.26	•	0.13	0.39	0.30	—	—	0.30	—	8.79	4.48	1.68	1.68		1.68		2.90		11,262	193
03-31-10	8.66	0.27	•	0.06	0.33	0.29	—	—	0.29	—	8.70	3.89	1.69	1.69		1.69		3.08		25,704	114
03-31-09	8.49	0.30		0.18	0.48	0.31	—	—	0.31	—	8.66	5.86	1.71	1.71		1.71		3.57		38,718	39
Class C
09-30-13	8.90	0.06		(0.23)	(0.17)	0.11	—	—	0.11	—	8.62	(1.87)	1.66	1.66		1.66		1.60		126,274	160
03-31-13	9.04	0.16		0.00 *	0.16	0.23	0.05	0.02	0.30	—	8.90	1.78	1.65	1.65		1.65		1.63		177,823	352
03-31-12	8.79	0.16	•	0.37	0.53	0.27	0.01	—	0.28	—	9.04	6.12	1.68	1.68		1.68		1.82		138,543	335
03-31-11	8.71	0.25		0.13	0.38	0.30	—	—	0.30	—	8.79	4.38	1.68	1.68		1.68		2.88		104,196	193
03-31-10	8.67	0.27	•	0.06	0.33	0.29	—	—	0.29	—	8.71	3.92	1.69	1.69		1.69		3.09		103,103	114
03-31-09	8.50	0.30		0.18	0.48	0.31	—	—	0.31	—	8.67	5.88	1.71	1.71		1.71		3.59		73,209	39
Class I
09-30-13	8.96	0.11	•	(0.23)	(0.12)	0.16	—	—	0.16	—	8.68	(1.34)	0.65	0.65		0.65		2.60		138,724	160
03-31-13	9.10	0.25		0.00 *	0.25	0.32	0.05	0.02	0.39	—	8.96	2.79	0.63	0.63		0.63		2.64		206,100	352
03-31-12	8.85	0.26	•	0.36	0.62	0.36	0.01	—	0.37	—	9.10	7.16	0.65	0.65		0.65		2.83		144,678	335
03-31-11	8.76	0.34		0.14	0.48	0.39	—	—	0.39	—	8.85	5.57	0.63	0.63		0.63		3.92		68,996	193
03-31-10	8.72	0.36	•	0.07	0.43	0.39	—	—	0.39	—	8.76	5.00	0.64	0.64		0.64		4.15		52,880	114
03-31-09	8.55	0.39		0.18	0.57	0.40	—	—	0.40	—	8.72	6.95	0.65	0.65		0.65		4.64		38,908	39
Class W
09-30-13	8.97	0.11		(0.23)	(0.12)	0.16	—	—	0.16	—	8.69	(1.34)	0.66	0.66		0.66		2.61		30,948	160
03-31-13	9.11	0.25	•	(0.01)	0.24	0.31	0.05	0.02	0.38	—	8.97	2.76	0.65	0.65		0.65		2.72		37,682	352
03-31-12	8.86	0.26	•	0.36	0.62	0.36	0.01	—	0.37	—	9.11	7.12	0.68	0.68		0.68		2.83		11,700	335
03-31-11	8.77	0.35		0.13	0.48	0.39	—	—	0.39	—	8.86	5.51	0.68	0.68		0.68		3.88		7,221	193
03-31-10	8.73	0.36	•	0.06	0.42	0.38	—	—	0.38	—	8.77	4.97	0.66	0.66		0.66		4.15		8,204	114
03-31-09	8.55	0.39		0.19	0.58	0.40	—	—	0.40	—	8.73	7.03	0.65	0.65		0.65		4.70		4,180	39
ING High Yield Bond Fund
Class A
09-30-13	8.34	0.22		(0.17)	0.05	0.22	—	—	0.22	—	8.17	0.65	1.02	1.10		1.10		5.42		77,235	30
03-31-13	7.80	0.49		0.54	1.03	0.49	—	—	0.49	—	8.34	13.69	1.06	1.10		1.10		6.20		85,429	109
03-31-12	7.82	0.52		(0.02)	0.50	0.52	—	—	0.52	—	7.80	6.72	1.14	1.10		1.10		6.73		98,123	100
03-31-11	7.38	0.56		0.45	1.01	0.55	—	0.02	0.57	—	7.82	14.22	1.13	1.10	†	1.10	†	7.43	†	86,017	87
03-31-10	5.52	0.62		1.89	2.51	0.63	—	0.02	0.65	—	7.38	46.88	1.24	1.10	†	1.10	†	9.17	†	83,034	103
03-31-09	7.89	0.62		(2.32)	(1.70)	0.54	—	0.13	0.67	—	5.52	(22.36)	1.25	1.10	†	1.10	†	9.30	†	59,307	75
Class B
09-30-13	8.33	0.19		(0.17)	0.02	0.19	—	—	0.19	—	8.16	0.27	1.77	1.85		1.85		4.66		1,270	30
03-31-13	7.79	0.43		0.54	0.97	0.43	—	—	0.43	—	8.33	12.85	1.81	1.85		1.85		5.47		1,629	109
03-31-12	7.81	0.46		(0.02)	0.44	0.46	—	—	0.46	—	7.79	5.89	1.89	1.85		1.85		6.00		2,370	100
03-31-11	7.37	0.51	•	0.44	0.95	0.49	—	0.02	0.51	—	7.81	13.35	1.88	1.85	†	1.85	†	6.74	†	6,864	87
03-31-10	5.52	0.57		1.87	2.44	0.57	—	0.02	0.59	—	7.37	45.58	1.99	1.85	†	1.85	†	8.46	†	12,099	103
03-31-09	7.88	0.58		(2.32)	(1.74)	0.49	—	0.13	0.62	—	5.52	(22.86)	2.00	1.85	†	1.85	†	8.38	†	12,289	75

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING High Yield Bond Fund (continued)
Class C
09-30-13	8.34	0.19		(0.17)	0.02	0.19	—	—	0.19	—	8.17	0.27	1.77	1.85		1.85		4.67		13,480	30
03-31-13	7.80	0.44		0.53	0.97	0.43	—	—	0.43	—	8.34	12.85	1.81	1.85		1.85		5.43		14,354	109
03-31-12	7.81	0.46		(0.01)	0.45	0.46	—	—	0.46	—	7.80	6.05	1.89	1.85		1.85		6.00		12,727	100
03-31-11	7.38	0.50		0.44	0.94	0.49	—	0.02	0.51	—	7.81	13.22	1.88	1.85	†	1.85	†	6.66	†	11,938	87
03-31-10	5.52	0.57		1.89	2.46	0.58	—	0.02	0.60	—	7.38	45.82	1.99	1.85	†	1.85	†	8.40	†	11,038	103
03-31-09	7.89	0.58		(2.33)	(1.75)	0.49	—	0.13	0.62	—	5.52	(22.95)	2.00	1.85	†	1.85	†	8.57	†	7,101	75
Class I
09-30-13	8.33	0.24		(0.18)	0.06	0.24	—	—	0.24	—	8.15	0.70	0.68	0.75		0.75		5.77		180,760	30
03-31-13	7.80	0.52	•	0.53	1.05	0.52	—	—	0.52	—	8.33	13.98	0.71	0.75		0.75		6.40		101,387	109
03-31-12	7.81	0.55		(0.01)	0.54	0.55	—	—	0.55	—	7.80	7.30	0.71	0.67		0.67		7.09		24,849	100
03-31-11	7.37	0.57	•	0.48	1.05	0.59	—	0.02	0.61	—	7.81	14.86	0.76	0.73	†	0.73	†	7.53	†	21,590	87
03-31-10	5.51	0.64	•	1.90	2.54	0.66	—	0.02	0.68	—	7.37	47.55	0.92	0.78	†	0.78	†	8.99	†	1,582	103
07-31-08(4)–03-31-09	7.64	0.37	•	(1.92)	(1.55)	0.49	—	0.09	0.58	—	5.51	(20.35)	0.95	0.80	†	0.80	†	9.61	†	2	75
Class P
06-14-13(4)–09-30-13	8.23	0.15		(0.07)	0.08	0.15	—	—	0.15	—	8.16	1.00	0.68	0.07		0.07		6.43		40,058	30
Class W
09-30-13	8.35	0.24		(0.18)	0.06	0.24	—	—	0.24	—	8.17	0.67	0.77	0.85		0.85		5.67		12,986	30
03-31-13	7.81	0.51	•	0.55	1.06	0.52	—	—	0.52	—	8.35	14.11	0.81	0.85		0.85		6.30		14,703	109
07-29-11(4)–03-31-12	7.82	0.36	•	0.07	0.43	0.44	—	—	0.44	—	7.81	5.77	0.89	0.85		0.85		6.93		1,552	100
ING Intermediate Bond Fund
Class A
09-30-13	10.09	0.13		(0.32)	(0.19)	0.14	—	—	0.14	—	9.76	(1.89)	0.71	0.71		0.71		2.78		414,026	267
03-31-13	9.90	0.34		0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70		0.70		3.38		301,544	490
03-31-12	9.53	0.38		0.42	0.80	0.43	—	—	0.43	—	9.90	8.61	0.68	0.68		0.68		3.99		293,277	500
03-31-11	9.23	0.47	•	0.26	0.73	0.43	—	—	0.43	—	9.53	8.00	0.68	0.68	†	0.68	†	4.97	†	316,000	384
03-31-10	8.31	0.45	•	1.09	1.54	0.62	—	—	0.62	—	9.23	18.95	0.71	0.69	†	0.69	†	5.04	†	348,871	540
03-31-09	10.13	0.45		(1.60)	(1.15)	0.45	0.22	—	0.67	—	8.31	(11.65)	0.72	0.70	†	0.70	†	4.84	†	471,185	674
Class B
09-30-13	10.07	0.11		(0.34)	(0.23)	0.10	—	—	0.10	—	9.74	(2.27)	1.46	1.46		1.46		2.02		1,246	267
03-31-13	9.88	0.27	•	0.32	0.59	0.40	—	—	0.40	—	10.07	6.02	1.45	1.45		1.45		2.63		1,928	490
03-31-12	9.51	0.32	•	0.41	0.73	0.36	—	—	0.36	—	9.88	7.77	1.43	1.43		1.43		3.30		4,144	500
03-31-11	9.21	0.40	•	0.26	0.66	0.36	—	—	0.36	—	9.51	7.21	1.43	1.43	†	1.43	†	4.24	†	9,379	384
03-31-10	8.30	0.38	•	1.08	1.46	0.55	—	—	0.55	—	9.21	17.96	1.46	1.44	†	1.44	†	4.31	†	18,605	540
03-31-09	10.11	0.38		(1.59)	(1.21)	0.38	0.22	—	0.60	—	8.30	(12.26)	1.47	1.45	†	1.45	†	4.08	†	23,721	674
Class C
09-30-13	10.07	0.11		(0.33)	(0.22)	0.10	—	—	0.10	—	9.75	(2.17)	1.46	1.46		1.46		2.02		28,769	267
03-31-13	9.89	0.27		0.31	0.58	0.40	—	—	0.40	—	10.07	5.93	1.45	1.45		1.45		2.63		35,308	490
03-31-12	9.52	0.32		0.41	0.73	0.36	—	—	0.36	—	9.89	7.78	1.43	1.43		1.43		3.22		35,256	500
03-31-11	9.22	0.40	•	0.26	0.66	0.36	—	—	0.36	—	9.52	7.21	1.43	1.43	†	1.43	†	4.22	†	33,994	384
03-31-10	8.30	0.38	•	1.09	1.47	0.55	—	—	0.55	—	9.22	18.08	1.46	1.44	†	1.44	†	4.31	†	45,016	540
03-31-09	10.12	0.38		(1.60)	(1.22)	0.38	0.22	—	0.60	—	8.30	(12.35)	1.47	1.45	†	1.45	†	4.08	†	53,534	674
Class I
09-30-13	10.08	0.17		(0.34)	(0.17)	0.15	—	—	0.15	—	9.76	(1.65)	0.40	0.40		0.40		3.08		332,366	267
03-31-13	9.90	0.37	•	0.32	0.69	0.51	—	—	0.51	—	10.08	7.04	0.42	0.42		0.42		3.64		531,681	490
03-31-12	9.53	0.41		0.42	0.83	0.46	—	—	0.46	—	9.90	8.90	0.40	0.40		0.40		4.26		331,423	500
03-31-11	9.23	0.50		0.26	0.76	0.46	—	—	0.46	—	9.53	8.35	0.38	0.38	†	0.38	†	5.25	†	332,193	384
03-31-10	8.31	0.48	•	1.09	1.57	0.65	—	—	0.65	—	9.23	19.33	0.39	0.37	†	0.37	†	5.37	†	316,209	540
03-31-09	10.14	0.48		(1.61)	(1.13)	0.48	0.22	—	0.70	—	8.31	(11.42)	0.39	0.37	†	0.37	†	5.17	†	362,162	674

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Intermediate Bond Fund (continued)
Class O
09-30-13	10.09	0.14		(0.33)	(0.19)	0.14	—	—	0.14	—	9.76	(1.89)	0.71	0.71		0.71		2.77		38,438	267
03-31-13	9.90	0.34	•	0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70		0.70		3.38		41,596	490
03-31-12	9.54	0.39		0.40	0.79	0.43	—	—	0.43	—	9.90	8.49	0.68	0.68		0.68		3.98		42,500	500
03-31-11	9.24	0.47	•	0.26	0.73	0.43	—	—	0.43	—	9.54	8.00	0.68	0.68	†	0.68	†	4.96	†	41,335	384
03-31-10	8.32	0.46	•	1.08	1.54	0.62	—	—	0.62	—	9.24	18.94	0.71	0.69	†	0.69	†	5.09	†	41,860	540
03-31-09	10.14	0.45		(1.60)	(1.15)	0.45	0.22	—	0.67	—	8.32	(11.62)	0.72	0.70	†	0.70	†	4.84	†	39,188	674
Class R
09-30-13	10.10	0.13		(0.33)	(0.20)	0.13	—	—	0.13	—	9.77	(2.01)	0.96	0.96		0.96		2.52		12,442	267
03-31-13	9.91	0.30		0.35	0.65	0.46	—	—	0.46	—	10.10	6.57	0.95	0.95		0.95		3.14		14,401	490
03-31-12	9.54	0.35		0.43	0.78	0.41	—	—	0.41	—	9.91	8.33	0.93	0.93		0.93		3.73		12,323	500
03-31-11	9.24	0.45	•	0.25	0.70	0.40	—	—	0.40	—	9.54	7.72	0.93	0.93	†	0.93	†	4.72	†	14,339	384
03-31-10	8.32	0.43	•	1.09	1.52	0.60	—	—	0.60	—	9.24	18.64	0.96	0.94	†	0.94	†	4.83	†	18,417	540
03-31-09	10.15	0.43		(1.61)	(1.18)	0.43	0.22	—	0.65	—	8.32	(11.93)	0.97	0.95	†	0.95	†	4.59	†	18,240	674
Class R6
05-31-13(4)–09-30-13	10.02	0.10	•	(0.26)	(0.16)	0.11	—	—	0.11	—	9.75	(1.62)	0.34	0.34		0.34		3.00		175,007	267
Class W
09-30-13	10.07	0.14		(0.31)	(0.17)	0.15	—	—	0.15	—	9.75	(1.67)	0.46	0.46		0.46		3.03		306,441	267
03-31-13	9.89	0.37	•	0.32	0.69	0.51	—	—	0.51	—	10.07	7.04	0.45	0.45		0.45		3.64		225,738	490
03-31-12	9.52	0.40	•	0.53	0.93	0.56	—	—	0.56	—	9.89	10.09	0.43	0.43		0.43		4.17		108,016	500
03-31-11	9.22	0.48		0.27	0.75	0.45	—	—	0.45	—	9.52	8.29	0.43	0.43	†	0.43	†	5.21	†	2,276	384
03-31-10	8.31	0.48	•	1.08	1.56	0.65	—	—	0.65	—	9.22	19.15	0.42	0.40	†	0.40	†	5.42	†	2,087	540
03-31-09	10.12	0.45		(1.53)	(1.08)	0.51	0.22	—	0.73	—	8.31	(11.03)	0.39	0.37	†	0.37	†	5.09	†	2,079	674
ING Short Term Bond Fund
Class A
09-30-13	10.01	0.07		(0.04)	0.03	0.08	—	—	0.08	—	9.96	0.26	0.98	0.80		0.80		1.12		128	78
12-19-12(4)–03-31-13	10.00	0.02		(0.01)	0.01	0.00 *	—	—	0.00 *	—	10.01	0.13	2.39	0.80		0.80		0.63		4	85
Class C
09-30-13	9.99	0.01		(0.01)	0.00 *	0.02	—	—	0.02	—	9.97	(0.05)	1.73	1.55		1.55		0.30		194	78
12-19-12(4)–03-31-13	10.00	(0.01)		0.00 *	(0.01)	—	—	—	—	—	9.99	(0.10)	3.14	1.55		1.55		(0.39)		3	85
Class I
09-30-13	10.00	0.06	•	(0.02)	0.04	0.08	—	—	0.08	—	9.96	0.43	0.64	0.50		0.50		1.11		2,306	78
12-19-12(4)–03-31-13	10.00	0.02		0.00 *	0.02	0.02	—	—	0.02	—	10.00	0.22	0.61	0.50		0.50		0.84		177,653	85
Class R6
07-31-13(4)–09-30-13	9.98	0.01		0.02	0.03	0.03	—	—	0.03	—	9.98	0.27	0.59	0.47		0.47		0.91		171,056	78
Class W
09-30-13	10.01	0.06		(0.01)	0.05	0.08	—	—	0.08	—	9.98	0.52	0.73	0.55		0.55		1.13		3	78
12-19-12(4)–03-31-13	10.00	0.02		0.00 *	0.02	0.01	—	—	0.01	—	10.01	0.17	2.14	0.55		0.55		0.59		3	85
ING Strategic Income Fund(5)
Class A
09-30-13	10.16	0.18	•	(0.42)	(0.24)	—	—	—	—	—	9.92	(2.36)	5.12	0.72		0.72		3.70		22	248
11-02-12(4)–03-31-13	10.00	0.12		0.10	0.22	0.06	—	—	0.06	—	10.16	2.21	3.78	0.83		0.83		3.26		4	193
Class C
09-30-13	10.14	0.14	•	(0.42)	(0.28)	—	—	—	—	—	9.86	(2.76)	5.87	1.47		1.47		2.89		24	248
11-02-12(4)–03-31-13	10.00	0.11		0.08	0.19	0.05	—	—	0.05	—	10.14	1.91	4.53	1.58		1.58		2.69		3	193
Class I
09-30-13	10.17	0.21		(0.43)	(0.22)	—	—	—	—	—	9.95	(2.16)	4.74	0.34		0.34		4.10		4,996	248
11-02-12(4)–03-31-13	10.00	0.16		0.08	0.24	0.07	—	—	0.07	—	10.17	2.36	3.33	0.38		0.38		3.87		5,107	193

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)	Expense net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Strategic Income Fund(5) (continued)
Class R
09-30-13	10.15	0.17	(0.42)	(0.25)	—	—	—	—	—	9.90	(2.46)	5.37	0.97	0.97	3.47	3	248
11-02-12(4)–03-31-13	10.00	0.13	0.08	0.21	0.06	—	—	0.06	—	10.15	2.08	4.03	1.08	1.08	3.20	3	193
Class W
09-30-13	10.17	0.20	(0.43)	(0.23)	—	—	—	—	—	9.94	(2.26)	4.87	0.47	0.47	3.96	3	248
11-02-12(4)–03-31-13	10.00	0.15	0.09	0.24	0.07	—	—	0.07	—	10.17	2.36	3.53	0.58	0.58	3.68	3	193

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(5)	Ratios do not include expenses of underlying funds.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for: ING GNMA Income Fund (“GNMA Income”), ING High Yield Bond Fund (“High Yield Bond”), ING Intermediate Bond Fund (“Intermediate Bond”), ING Short Term Bond Fund (“Short Term Bond”) and ING Strategic Income Fund (“Strategic Income”) (each, a “Fund” and collectively, the “Funds”), each a diversified series of the Trust.

Each Fund offers at least five of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class P*, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Class B shares of the Funds that offer Class B shares are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Funds’ Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the New York Stock Exchange (“NYSE”). Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable fair value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments.

For the period ended September 30, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of September 30, 2013, the maximum amount of loss that Intermediate Bond would incur if the counterparties to its derivative transactions failed to perform would be $395,684, which represents the gross payments to be received by the Fund on open forward foreign currency contracts and swaps were they to be unwound as of September 30, 2013. There was no collateral posted by any counterparty at September 30, 2013.

The Funds’ master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.

As of September 30, 2013, Intermediate Bond had a net liability position of $3,128,857 on open forward foreign currency and swaps with credit related contingent features. If a contingent feature would have been triggered as of September 30, 2013, Intermediate Bond could have been required to pay this amount in cash to its counterparties. As of September 30, 2013 Intermediate Bond had posted $3,720,000 to its counterparties in cash collateral for its open OTC derivatives transactions.

E.  Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the period ended September 30, 2013, Intermediate Bond has entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Fund uses forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements.

During the period ended September 30, 2013, Intermediate Bond had average contract amounts on forward foreign currency contracts to buy and sell of $85,255,768 and $127,309,083, respectively. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts at September 30, 2013.

Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended September 30, 2013, Intermediate Bond, Short Term Bond and Strategic Income have both purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. GNMA Income also sold futures contracts on various notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended September 30, 2013, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at September 30, 2013.

	Purchased	Sold
GNMA Income	$—	$169,420,045
Intermediate Bond	117,689,307	68,730,325
Short Term Bond	51,475,879	36,112,675
Strategic Income	1,164,268	1,097,917

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. All Funds, with the exception of GNMA Income and Strategic Income, declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. Strategic Income declares and pays dividends annually. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

J. Securities Lending. Each Fund has the option to temporarily loan up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides the Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N. Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the period ended September 30, 2013, Intermediate Bond had purchased and written interest rate swaptions to manage duration and yield curve exposures. There were no open purchased or written interest rate swaptions at September 30, 2013.

Please refer to Note 9 for the volume of both purchased and written options and swaption activity during the period ended September 30, 2013.

O. Swap Agreements. High Yield Bond and Intermediate Bond may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets or Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

High Yield Bond and Intermediate Bond may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2013, for which a Fund is seller of protection, are disclosed in each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the period ended September 30, 2013, Intermediate Bond had purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities or credit default swap indices to hedge against anticipated potential credit events. Please refer to the table following the Summary Portfolio of Investments for open credit default swaps to buy protection at September 30, 2013.

For the period ended September 30, 2013, Intermediate Bond had sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market. There were no open credit default swaps to sell protection at September 30, 2013.

For the period ended September 30, 2013, Intermediate Bond had average notional amounts of $23,918,000 and $5,763,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk. For the period ended September 30, 2013, Intermediate Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $5,149,112. For the period ended September 30, 2013, Intermediate Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $25,485,587. Intermediate Bond entered into interest rate swaps to manage duration and yield curve exposures and to substitute for physical fixed-income securities. There were no open interest rate swaps at September 30, 2013.

P. Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

Q. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

R. Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended September 30, 2013, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
GNMA Income	$6,135,001	$42,472,383
High Yield Bond	192,296,223	79,742,490
Intermediate Bond	551,903,635	458,371,086
Short Term Bond	50,372,723	40,258,726
Strategic Income	4,833,853	4,533,534

U.S. government securities not included above were as follows:

	Purchases	Sales
GNMA Income	$1,840,358,697	$1,998,029,730
Intermediate Bond	3,050,198,879	2,956,831,475
Short Term Bond	85,958,250	94,823,703
Strategic Income	8,594,660	9,331,963

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds.

The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

Portfolio	Fee
GNMA Income	0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter
High Yield Bond	0.51% on first $500 million, 0.45% on next $4.5 billion and 0.40% on assets thereafter
Intermediate Bond	0.17% on all assets
Short Term Bond	0.35% on all assets
Strategic Income	0.55% on all assets

Effective June 14, 2013, the Investment Adviser is contractually obligated to waive the investment management fee for Class P shares of High Yield Bond. Termination or modification of this contractual waiver requires approval by the Board.

ING Investment Management Co. LLC (“ING IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets. Effective June 14, 2013, IFS is contractually obligated to waive the administrative fee for Class P shares of High Yield Bond. Termination or modification of this contractual waiver requires approval by the Board.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I, Class P, Class R6 and Class W and as otherwise noted below) has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and/or a Service Plan (the “Plans”), whereby ING Investments Distributor, LLC (the “Distributor” or “IID”) is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	N/A
Intermediate Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Short Term Bond	0.25%	N/A	1.00%	N/A	N/A
Strategic Income	0.25%	N/A	1.00%	N/A	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the period ended September 30, 2013, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:
GNMA Income	$16,423	$—
High Yield Bond	2,010	—
Intermediate Bond	1,390	—
Short Term Bond	394	—

Contingent Deferred Sales Charges:
GNMA Income	$—	$9,341
High Yield Bond	—	49
Intermediate Bond	14	464

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Funds:

Affiliated Investment Company/Subsidiary	Portfolios	Percentage
ING Intermediate Bond Portfolio	High Yield Bond	8.47%
ING Investment Management Company LLC	Strategic Income	99.19

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Affiliated Investment Company/Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	GNMA Income	14.90%
	Intermediate Bond	9.33
ING National Trust	GNMA Income	20.95
ING Solution 2015 Portfolio	Short Term Bond	27.85
ING Solution 2025 Portfolio	High Yield Bond	7.87
	Short Term Bond	44.09
ING Solution 2035 Portfolio	High Yield Bond	6.94
	Short Term Bond	12.97
ING Solution Income Portfolio	Short Term Bond	8.88

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because certain Funds have a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, as applicable, to the levels listed below:

Fund	Class A	Class B	Class C	Class I	Class O	Class P	Class R	Class R6	Class W
GNMA Income	0.97%	1.72%	1.72%	0.67%	N/A	N/A	N/A	N/A	0.72%
High Yield Bond	1.10%	1.85%	1.85%	0.85%	N/A	0.15%	N/A	N/A	0.85%
Intermediate Bond	0.75%	1.50%	1.50%	0.50%	0.75%	N/A	1.00%	0.50%	0.50%
Short Term Bond	0.80%	N/A	1.55%	0.50%	N/A	N/A	N/A	0.47%	0.55%
Strategic Income(1)	1.15%	N/A	1.90%	0.70%	N/A	N/A	1.40%	N/A	0.90%

(1)	For Strategic Income, the total expense limits include the expenses of the underlying investment companies.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of September 30, 2013 the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	September 30,
	2014	2015	2016	Total
Short Term Bond	$—	$—	$148,082	$148,082
Strategic Income	—	—	171,721	171,721

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of September 30, 2013, are as follows:

	September 30,
	2014	2015	2016	Total
Short Term Bond
Class A	$—	$—	$31	$31
Class C	—	—	34	34
Class I	—	—	14,000	14,000
Class W			17	17

The Expense Limitation Agreement is contractual through August 1, 2014 and shall renew automatically for one-year terms unless: (i) The Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Management Agreement has been terminated.

NOTE 8 — LINE OF CREDIT

All funds, except GNMA, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the period ended September 30, 2013:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
High Yield Bond	5	$1,170,000	1.10%
Intermediate Bond	6	1,565,000	1.11
Short Term Bond	10	1,157,500	1.09

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased interest rate swaptions for Intermediate Bond during the period ended September 30, 2013 were as follows:

	Number of Contracts	Cost
Balance at 03/31/13	—	$—
Options Purchased	202,864,000	1,137,625
Options Terminated in Closing Sell Transactions	(202,864,000)	(1,137,625)
Options Exercised	—	—
Options Expired	—	—
Balance at 09/30/13	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the period ended September 30, 2013 were as follows:

	Number of Contracts	Premiums Received
Balance at 03/31/13	—	$—
Options Written	66,321,000	1,203,984
Options Terminated in Closing Purchase Transactions	(66,321,000)	(1,203,984)
Options Exercised	—	—
Options Expired	—	—
Balance at 09/30/13	—	$—

NOTE 10 — CAPITAL SHARES

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
GNMA Income
Class A
9/30/2013	5,984,317	—	1,189,729	(13,696,386)	(6,522,340)	52,737,543	—	10,397,593	(119,369,852)	(56,234,716)
3/31/2013	22,959,772	—	2,837,748	(19,599,235)	6,198,285	208,072,027	—	25,671,309	(177,126,083)	56,617,253
Class B
9/30/2013	160	—	1,517	(56,451)	(54,774)	1,388	—	13,217	(494,666)	(480,061)
3/31/2013	25,425	—	6,944	(278,591)	(246,222)	229,886	—	62,571	(2,508,867)	(2,216,410)
Class C
9/30/2013	979,288	—	186,742	(6,506,522)	(5,340,492)	8,613,833	—	1,625,665	(56,447,820)	(46,208,322)
3/31/2013	9,382,483	—	494,973	(5,222,493)	4,654,963	84,658,284	—	4,454,436	(46,855,597)	42,257,123
Class I
9/30/2013	3,592,510	—	303,940	(10,919,417)	(7,022,967)	31,793,264	—	2,661,526	(95,366,812)	(60,912,022)
3/31/2013	19,790,108	—	744,668	(13,437,362)	7,097,414	179,723,273	—	6,742,644	(121,416,870)	65,049,047
Class W
9/30/2013	1,114,807	—	69,027	(1,824,958)	(641,124)	9,800,456	—	604,598	(16,063,471)	(5,658,417)
3/31/2013	4,163,234	—	100,761	(1,347,304)	2,916,691	37,732,537	—	911,796	(12,174,224)	26,470,109

High Yield Bond
Class A
9/30/2013	431,590	—	209,586	(1,423,637)	(782,461)	3,565,673	—	1,728,414	(11,800,273)	(6,506,186)
3/31/2013	1,426,177	—	496,119	(4,257,912)	(2,335,616)	11,372,823	—	3,976,452	(33,552,864)	(18,203,589)
Class B
9/30/2013	369	—	3,218	(43,440)	(39,853)	3,035	—	26,524	(359,579)	(330,020)
3/31/2013	5,451	—	10,383	(124,353)	(108,519)	43,302	—	82,909	(992,362)	(866,151)
Class C
9/30/2013	125,933	—	25,735	(221,550)	(69,882)	1,039,236	—	212,158	(1,822,693)	(571,299)
3/31/2013	403,184	—	60,098	(373,763)	89,519	3,216,529	—	482,121	(2,997,927)	700,723
Class I
9/30/2013	13,256,304	—	539,063	(3,798,749)	9,996,618	111,181,176	—	4,423,670	(31,191,292)	84,413,554
3/31/2013	12,418,089	—	485,962	(3,920,879)	8,983,172	99,058,217	—	3,932,628	(31,146,456)	71,844,389
Class P
6/14/2013(1)–9/30/2013	4,840,242	—	69,975	—	4,910,217	39,924,912	—	570,639	—	40,495,551
Class W
9/30/2013	692,760	—	35,009	(899,816)	(172,047)	5,721,190	—	288,359	(7,488,088)	(1,478,539)
3/31/2013	1,707,521	—	44,886	(189,755)	1,562,652	13,888,648	—	365,408	(1,536,841)	12,717,215

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#		#	#	($)	($)	($)	($)	($)
Intermediate Bond
Class A
9/30/2013	17,149,399	—	453,305		(5,070,857)	12,531,847	168,213,422	—	4,464,230	(50,002,046)	122,675,606
3/31/2013	7,409,016	—	1,303,815		(8,442,786)	270,045	75,028,898	—	13,205,170	(85,475,570)	2,758,498
Class B
9/30/2013	4,022	—	1,255		(68,869)	(63,592)	39,784	—	12,383	(681,801)	(629,634)
3/31/2013	23,765	—	7,646		(259,286)	(227,875)	238,948	—	77,277	(2,617,099)	(2,300,874)
Class C
9/30/2013	265,797	—	25,544		(844,588)	(553,247)	2,647,715	—	251,795	(8,306,143)	(5,406,633)
3/31/2013	696,411	—	101,527		(859,123)	(61,185)	7,030,444	—	1,027,082	(8,669,714)	(612,188)
Class I
9/30/2013	5,853,316	—	606,840		(25,127,097)	(18,666,941)	58,280,748	—	6,009,598	(251,470,145)	(187,179,799)
3/31/2013	52,410,027	—	2,495,937		(35,658,823)	19,247,141	530,735,888	—	25,284,291	(363,409,365)	192,610,814
Class O
9/30/2013	151,228	—	4,985		(341,205)	(184,992)	1,502,194	—	49,211	(3,383,448)	(1,832,043)
3/31/2013	418,771	—	17,369		(605,495)	(169,355)	4,237,328	—	175,920	(6,116,470)	(1,703,222)
Class R
9/30/2013	137,707	—	18,082		(308,458)	(152,669)	1,376,307	—	178,637	(3,021,343)	(1,466,399)
3/31/2013	608,527	—	58,426		(484,072)	182,881	6,171,243	—	592,356	(4,919,449)	1,844,150
Class R6
5/31/2013(1)–9/30/2013	20,711,184	—	201,814		(2,967,924)	17,945,074	207,115,684	—	1,966,300	(28,865,299)	180,216,685
Class W
9/30/2013	11,744,513	—	383,390		(3,095,120)	9,032,783	115,572,514	—	3,773,165	(30,589,443)	88,756,236
3/31/2013	14,469,111	—	853,287		(3,837,998)	11,484,400	145,792,949	—	8,632,533	(38,631,211)	115,794,271

Short Term Bond
Class A
9/30/2013	14,254	—	36		(1,864)	12,426	141,985	—	360	(18,580)	123,765
12/19/2012(1)–3/31/2013	689	—	—	*	(308)	381	6,888	—	1	(3,083)	3,806
Class C
9/30/2013	19,082	—	19		—	19,101	189,850	—	192	(11)	190,031
12/19/2012(1)–3/31/2013	301	—	—		—	301	3,010	—	—	—	3,010
Class I
9/30/2013	870,669	—	81,107		(18,482,078)	(17,530,302)	8,699,885	—	809,345	(184,414,187)	(174,904,957)
12/19/2012(1)–3/31/2013	18,416,606	—	37,320		(692,108)	17,761,818	184,177,241	—	373,394	(6,926,048)	177,624,587
Class R6
7/31/2013(1)–9/30/2013	17,704,032	—	44,645		(602,862)	17,145,815	176,679,450	—	444,909	(6,030,047)	171,094,312
Class W
9/30/2013	—	—	2		—	2	—	—	25	(1)	24
12/19/2012(1)–3/31/2013	301	—	—	*	—	301	3,010	—	2	—	3,012

Strategic Income
Class A
9/30/2013	1,808	—	—		0	1,808	17,907	—	—	(3)	17,904
11/2/2012(1)–3/31/2013	1,154	—	7		(738)	423	11,544	—	71	(7,500)	4,115
Class C
9/30/2013	2,230	—	—		(60)	2,170	22,425	—	—	(580)	21,845
11/2/2012(1)-3/31/2013	301	—	2		—	303	3,010	—	15	—	3,025
Class I
9/30/2013	—	—	—		—	—	—	—	—	—	—
11/2/2012(1)–3/31/2013	498,801	—	3,248		—	502,049	4,988,029	—	32,871	—	5,020,900
Class R
9/30/2013	—	—	—		—	—	—	—	—	—	—
11/2/2012(1)–3/31/2013	301	—	2		—	303	3,010	—	17	—	3,027
Class W
9/30/2013	—	—	—		—	—	—	—	—	—	—
11/2/2012(1)–3/31/2013	301	—	2		—	303	3,010	—	20	—	3,030

(1)	Commencement of operations.

*	Share amount is less than 0.500

NOTE 11 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Bond and Intermediate Bond may invest in lower rated and comparable quality unrated high yield securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 11 — CREDIT RISK AND DEFAULTED SECURITIES (continued)

considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Intermediate Bond held the following defaulted securities at September 30, 2013:

Fund	Security	Fair Value
Intermediate Bond	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	$—

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Fund and its corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit Risk (All Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Foreign Securities (High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (High Yield Bond, Intermediate Bond and Strategic Income). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

Asset Allocation (Strategic Income). Assets will be allocated among other mutual funds (“Underlying Funds”) and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Investment by Funds-of-Funds (Short Term Bond). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended September 30, 2013	Year Ended March 31, 2013
	Ordinary Income	Ordinary Income	Long-term Capital Gains	Return of Capital
GNMA Income	$17,712,630	$39,541,176	$2,141,445	$2,894,077
High Yield Bond	7,956,288	10,532,277	—	—
Intermediate Bond	17,857,317	53,584,816	—	—
Short Term Bond	1,261,743	373,397	—	—
Strategic Income	—	32,994	—	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
GNMA Income	$—	$(3,222,493)	$33,815,590	$—	—
High Yield Bond	124,405	—	12,464,980	(13,191,904)	2015
				(9,006,267)	2017
				(14,980,165)	2018
				$(37,178,336)
Intermediate Bond	1,733,196	—	29,873,932	(129,620,820)	2018
Short Term Bond	8,712	(282,040)	305,865	—	—
Strategic Income	46,129	(23,982)	65,066	—	—

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of September 30, 2013, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 14 — SECURITIES LENDING (continued)

securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At September 30, 2013, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Intermediate Bond	$13,255,906	$13,642,882
Short Term Bond	1,278,721	1,304,665

NOTE 15 — RESTRUCTURING PLAN

The Investment Adviser, ING IM, the Administrator and the Distributor, are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN (continued)

agreements for the Fund in connection with the IPO. In addition, shareholders of the Funds were asked to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. Shareholders of High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income approved new advisory and sub-advisory agreements on May 13, 2013. Shareholders of GNMA Income approved a new advisory and sub-advisory agreement on June 13, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities’ loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

NOTE 16 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2013, the following Funds paid net investment income dividends of:

	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0247	October 2, 2013	September 30, 2013
Class B	$0.0194	October 2, 2013	September 30, 2013
Class C	$0.0193	October 2, 2013	September 30, 2013
Class I	$0.0265	October 2, 2013	September 30, 2013
Class W	$0.0265	October 2, 2013	September 30, 2013
Class A	$0.0247	November 4, 2013	October 31, 2013
Class B	$0.0192	November 4, 2013	October 31, 2013
Class C	$0.0191	November 4, 2013	October 31, 2013
Class I	$0.0266	November 4, 2013	October 31, 2013
Class W	$0.0266	November 4, 2013	October 31, 2013
High Yield Bond
Class A	$0.0389	November 1, 2013	Daily
Class B	$0.0336	November 1, 2013	Daily
Class C	$0.0336	November 1, 2013	Daily
Class I	$0.0414	November 1, 2013	Daily
Class P	$0.0456	November 1, 2013	Daily
Class W	$0.0410	November 1, 2013	Daily
Intermediate Bond
Class A	$0.0278	November 1, 2013	Daily
Class B	$0.0214	November 1, 2013	Daily
Class C	$0.0216	November 1, 2013	Daily
Class I	$0.0304	November 1, 2013	Daily
Class O	$0.0279	November 1, 2013	Daily
Class R	$0.0258	November 1, 2013	Daily
Class R6	$0.0309	November 1, 2013	Daily
Class W	$0.0299	November 1, 2013	Daily

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS (continued)

	Per Share Amount	Payable Date	Record Date
Short Term Bond
Class A	$0.0110	November 1, 2013	Daily
Class C	$0.0046	November 1, 2013	Daily
Class I	$0.0015	November 1, 2013	Daily
Class R6	$0.0138	November 1, 2013	Daily
Class W	$0.0126	November 1, 2013	Daily

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
988,448		Vendee Mortgage Trust, 3.750%, 10/15/41	$966,364	0.1

		Total Collateralized Mortgage Obligations (Cost $1,054,387)	966,364	0.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 104.3%
		Federal Home Loan Mortgage Corporation: 3.1%##
15,893,389	ˆ	0.500%, due 07/15/36	258,156	0.0
5,193,915	ˆ	4.500%, due 12/15/40	964,452	0.1
1,772,850	ˆ	5.500%, due 09/15/35	334,996	0.0
3,048,158	ˆ	5.918%, due 06/15/40	303,262	0.0
10,577,085		6.000%, due 04/15/36	11,691,096	1.3
798,988	ˆ	7.821%, due 10/25/23	163,108	0.0
3,911,660		27.871%, due 04/15/32	5,336,904	0.6
8,948,426		5.000%–21.304%, due 12/01/14–05/01/38	10,275,073	1.1
			29,327,047	3.1

		Federal National Mortgage Association: 14.4%##
8,174,754	ˆ	3.000%, due 01/25/33	1,210,035	0.1
30,000,000	W	3.000%, due 07/25/42	29,231,250	3.1
5,134,055		3.500%, due 06/25/41	4,894,484	0.5
6,080,000	W	4.000%, due 08/25/40	6,358,350	0.7
8,855,092	ˆ	4.000%, due 05/25/42	1,752,924	0.2
20,815,283		4.000%, due 03/15/43	22,052,846	2.3
6,260,647		4.500%, due 09/01/41	6,705,516	0.7
11,831,280		4.500%, due 09/01/41	12,662,641	1.4
13,766,781	W	4.605%, due 11/25/33	14,221,188	1.5
8,528,646	ˆ	6.071%, due 06/25/42	1,649,277	0.2
3,801,514		16.428%, due 05/25/35	4,777,763	0.5
28,184,253		3.500%–8.845%, due 06/01/14–12/25/45	30,410,146	3.2
			135,926,420	14.4

		Government National Mortgage Association: 86.8%
3,877,241	ˆ	0.157%, due 02/16/48	63,908	0.0
30,293,104	ˆ	0.232%, due 01/16/50	820,316	0.1
40,691,223	ˆ	0.250%, due 06/20/36	281,844	0.0
34,300,477	ˆ	0.504%, due 11/16/46	784,606	0.1
9,276,485		0.560%, due 04/20/63	9,195,413	1.0
9,866,582		0.586%, due 02/20/62	9,796,016	1.0
66,424,495	ˆ	0.623%, due 01/16/51	2,250,349	0.2
1,468,842	ˆ	1.000%, due 06/16/37	40,093	0.0
10,089,300		1.220%, due 03/20/39	10,296,035	1.1
15,240,370	ˆ	1.779%, due 10/16/52	1,254,589	0.1
6,597,031		2.999%, due 05/20/41	7,075,590	0.7
23,600,000		3.000%, due 07/20/42	23,330,811	2.5
59,400,000	W	3.500%, due 02/15/41	61,079,909	6.5
30,000,000		3.500%, due 07/20/42	30,956,253	3.3
12,903,490		3.500%, due 05/20/43	13,335,983	1.4
19,283,571		3.750%, due 05/20/42	19,929,539	2.1
18,875,563		3.750%, due 05/20/42	19,505,295	2.1
5,563,575	ˆ	4.000%, due 04/20/38	718,628	0.1
3,038,615	ˆ	4.000%, due 08/20/39	915,602	0.1
11,422,767		4.000%, due 09/20/40	12,103,004	1.3
4,909,457	ˆ	4.000%, due 04/20/41	901,328	0.1
15,900,000		4.000%, due 06/20/41	16,834,125	1.8
12,523,976		4.000%, due 07/20/41	13,326,811	1.4
2,515,281	ˆ	4.000%, due 03/20/42	459,073	0.0
9,408,589		4.000%, due 07/20/43	9,981,839	1.1
8,473,179	ˆ	4.500%, due 08/20/33	278,261	0.0
1,511,084	ˆ	4.500%, due 02/20/35	81,434	0.0
1,448,715	ˆ	4.500%, due 02/20/36	86,008	0.0
569,675	ˆ	4.500%, due 12/20/37	48,451	0.0
2,887,222	ˆ	4.500%, due 02/20/38	88,648	0.0
13,000,000		4.500%, due 03/15/39	13,958,750	1.5
6,200,000		4.500%, due 03/20/39	6,684,375	0.7
3,340,883	ˆ	4.500%, due 04/20/39	576,889	0.1
10,933,810		4.500%, due 05/16/39	11,718,935	1.2
4,761,000		4.500%, due 05/20/39	5,204,654	0.6
7,948,617		4.500%, due 02/15/40	8,583,340	0.9
4,566,352	ˆ	4.500%, due 06/16/41	965,199	0.1
5,453,146		4.500%, due 09/20/41	5,887,508	0.6
20,452,991	ˆ	4.500%, due 12/16/42	4,219,119	0.4
11,367,891		4.660%, due 09/20/61	12,728,866	1.3
4,496,485		4.861%, due 06/20/61	4,970,458	0.5
4,894,329		4.875%, due 01/20/35	5,310,112	0.6
5,149,138		5.000%, due 10/20/34	5,751,876	0.6
7,448,650	ˆ	5.000%, due 05/20/35	284,623	0.0
729,703	ˆ	5.000%, due 09/16/35	44,586	0.0
5,330,880	ˆ	5.000%, due 01/20/38	790,446	0.1
2,679,169	ˆ	5.000%, due 07/16/39	492,567	0.1
10,453,069	ˆ	5.000%, due 03/20/40	2,003,488	0.2
38,157,722		5.000%, due 05/20/40	42,488,070	4.5
1,475,879	ˆ	5.000%, due 05/20/41	325,897	0.0
8,100,000		5.250%, due 01/20/38	9,128,016	1.0
5,887,157		5.358%, due 02/20/38	6,634,025	0.7
13,999,334		5.473%, due 01/20/60	15,543,230	1.6
505,135	ˆ	5.500%, due 11/20/33	9,464	0.0
4,412,673		5.500%, due 03/16/34	5,036,814	0.5
9,981,573		5.500%, due 12/16/35	11,419,448	1.2
4,150,735		5.500%, due 10/20/37	4,652,408	0.5
5,767,441		5.500%, due 11/20/37	6,474,302	0.7
12,194,883		5.500%, due 01/15/39	13,792,109	1.5
1,070,457	ˆ	5.500%, due 09/16/40	175,702	0.0
4,342,205		5.500%, due 06/15/43	4,814,741	0.5
9,091,174		5.750%, due 07/20/38	10,118,181	1.1
12,373,967	ˆ	5.820%, due 09/20/38	1,542,447	0.2
12,772,869	ˆ	5.820%, due 12/20/40	2,246,404	0.2
10,428,500		5.859%, due 04/16/39	11,571,292	1.2
6,020,822	ˆ	5.870%, due 12/20/40	1,085,386	0.1
6,016,536	ˆ	5.920%, due 05/20/32	668,020	0.1
5,395,970		5.950%, due 02/15/44	5,698,438	0.6
4,619,717	ˆ	5.968%, due 09/16/39	609,930	0.1
1,347,673	ˆ	6.000%, due 01/20/34	278,838	0.0
7,589,000		6.000%, due 07/20/37	8,676,743	0.9
2,123,551	ˆ	6.000%, due 01/16/40	923,545	0.1
13,498,235		6.000%, due 06/20/43	15,177,530	1.6
23,984,350	ˆ	6.168%, due 04/16/39	3,154,211	0.3
4,828,241	ˆ	6.318%, due 05/16/38	681,936	0.1
9,308,368	ˆ	6.320%, due 09/20/37	1,628,554	0.2
10,282,768	ˆ	6.320%, due 09/20/38	1,485,985	0.2
4,413,335	ˆ	6.468%, due 09/16/40	821,794	0.1
3,788,538	ˆ	6.588%, due 02/16/35	718,289	0.1
3,335,746	ˆ	7.318%, due 05/16/31	665,669	0.1

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
1,816,784	ˆ	7.418%, due 10/16/29	$358,264	0.0
5,366,279	ˆ	7.500%, due 04/16/37	1,658,927	0.2
250,351,321		0.830%–24.632%, due 05/15/16–07/20/62	273,556,880	29.0
			819,817,041	86.8

		Total U.S. Government Agency Obligations
		(Cost $964,161,115)	985,070,508	104.3

U.S. TREASURY OBLIGATIONS: 1.2%
		U.S. Treasury Bonds: 1.2%
14,000,000		2.875%, due 05/15/43	11,882,500	1.2

		Total U.S. Treasury Obligations
		(Cost $13,177,556)	11,882,500	1.2
		Total Long-Term Investments
		(Cost $978,393,058)	997,919,372	105.6

SHORT-TERM INVESTMENTS: 2.3%
		U.S. Treasury Bills: 2.3%
22,000,000		United States Treasury Bill, 0.080%, 09/18/14
		(Cost $21,979,084)	21,981,718	2.3

		Total Short-Term Investments
		(Cost $21,979,084)	21,981,718	2.3

		Total Investments in Securities (Cost $1,000,372,142)	$1,019,901,090	107.9
		Liabilities in Excess of Other Assets	(75,072,818)	(7.9)
		Net Assets	$944,828,272	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $1,000,946,526.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$28,164,363
Gross Unrealized Depreciation	(9,209,799)
Net Unrealized Appreciation	$18,954,564

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$966,364	$—	$966,364
Short-Term Investments	—	21,981,718	—	21,981,718
U.S. Government Agency Obligations	—	985,070,508	—	985,070,508
U.S. Treasury Obligations	—	11,882,500	—	11,882,500
Total Investments, at fair value	$—	$1,019,901,090	$—	$1,019,901,090
Liabilities Table
Other Financial Instruments+
Futures	$(2,224,935)	$—	$—	$(2,224,935)
Total Liabilities	$(2,224,935)	$—	$—	$(2,224,935)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING GNMA Income Fund Open Futures Contracts on September 30, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(395)	12/19/13	$(49,924,299)	$(871,142)
U.S. Treasury 5-Year Note	(185)	12/31/13	(22,393,673)	(264,956)
U.S. Treasury Long Bond	(521)	12/19/13	(69,488,375)	(1,088,837)
			$(141,806,347)	$(2,224,935)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$2,224,935
Total Liability Derivatives		$2,224,935

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$8,430,556
Total	$8,430,556

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(1,633,021)
Total	$(1,633,021)

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 95.2%
		Consumer Discretionary: 21.5%
1,150,000	#	Affinia Group, Inc., 7.750%, 05/01/21	$1,184,500	0.4
34,781	#	American Media, Inc., 13.500%, 06/15/18	36,868	0.0
1,000,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	982,500	0.3
665,000	#	Block Communications, Inc., 7.250%, 02/01/20	701,575	0.2
1,000,000	#	Building Materials Holding Corp., 9.000%, 09/15/18	1,025,000	0.3
500,000	#,&	Burlington Holdings LLC/Burlington Holding Finance, Inc., 9.000%, 02/15/18	516,250	0.2
1,285,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,304,275	0.4
750,000	#	CCO Holdings, LLC/ CCO Holdings Capital Corp., 5.250%, 03/15/21	723,750	0.2
1,110,000		CCO Holdings, LLC/ CCO Holdings Capital Corp., 6.500%–7.250%, 10/30/17–04/30/21	1,154,425	0.4
1,150,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	1,155,750	0.3
750,000	#	Cequel Communications Holdings I LLC/ Cequel Capital Corp., 5.125%, 12/15/21	710,625	0.2
500,000	#	Cequel Communications Holdings I, LLC/ Cequel Capital Corp., 6.375%, 09/15/20	512,500	0.2
1,000,000	#	Ceridian Corp., 11.000%, 03/15/21	1,162,500	0.4
450,000		Chrysler Group, LLC/ CG Co-Issuer, Inc., 8.000%, 06/15/19	499,500	0.1
1,530,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	1,587,375	0.5
1,105,000		Clear Channel Worldwide Holdings, Inc., 6.500%–7.625%, 03/15/20–11/15/22	1,131,800	0.3
1,130,000		Crown Media Holdings, Inc., 10.500%, 07/15/19	1,268,425	0.4
2,280,000		DISH DBS Corp., 5.125%–7.875%, 09/01/19–07/15/22	2,336,600	0.7
1,000,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	1,042,500	0.3
1,000,000	#	First Quality Finance Co., Inc., 4.625%, 05/15/21	912,500	0.3
1,250,000	#	Gannett Co., Inc., 6.375%, 10/15/23	1,243,750	0.4
830,000	#	General Motors Co., 3.500%, 10/02/18	832,075	0.3
1,200,000		Gray Television, Inc., 7.500%, 10/01/20	1,254,000	0.4
825,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	911,625	0.3
1,250,000	#	Hot Topic, Inc., 9.250%, 06/15/21	1,290,625	0.4
500,000	#	Jaguar Holding Co., 9.500%, 12/01/19	564,375	0.2
400,000	#	K Hovnanian Enterprises, Inc., 7.250%, 10/15/20	423,000	0.1
400,000	#	K Hovnanian Enterprises, Inc., 9.125%, 11/15/20	435,000	0.2
500,000		MGM Mirage, 7.500%, 06/01/16	561,250	0.1
1,500,000		MGM Resorts International, 7.750%, 03/15/22	1,633,125	0.5
500,000		MGM Resorts International, 8.625%, 02/01/19	577,500	0.2
1,000,000	#,&	Michaels FinCo Holdings LLC/ Michaels FinCo, Inc., 7.500%, 08/01/18	1,017,500	0.3
1,250,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.250%, 08/01/21	1,262,500	0.4
1,000,000	#,&	MISA Investments Ltd., 8.625%, 08/15/18	1,010,000	0.3
1,000,000	#	NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.000%, 08/01/18	1,025,000	0.3
1,100,000	#	NCL Corp. Ltd., 5.000%, 02/15/18	1,102,750	0.3
1,150,000	#,&	New Academy Finance Co., LLC/New Academy Finance Corp., 8.000%, 06/15/18	1,184,500	0.4
250,000	#	Nexstar Broadcasting, Inc., 6.875%, 11/15/20	255,625	0.1
750,000	#	Nord Anglia Education UK Holdings PLC, 10.250%, 04/01/17	836,250	0.3
800,000	#,&	Nord Anglia Education, Inc., 8.500%, 02/15/18	812,000	0.2
1,500,000	#	Paris Las Vegas Holding LLC/Harrahs Las Vegas LLC/Flamingo Las Vegas Holdings, 8.000%, 10/01/20	1,500,000	0.5
525,000	#	PC Merger Sub, Inc., 8.875%, 08/01/20	567,000	0.2

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
1,000,000	#,&	PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.750%, 08/15/19	$1,005,000	0.3
650,000	#,&	Petco Holdings, Inc., 8.500%, 10/15/17	663,000	0.2
705,000	#	PNK Finance Corp., 6.375%, 08/01/21	722,625	0.2
1,245,000	#	Safway Group Holding LLC/Safway Finance Corp., 7.000%, 05/15/18	1,269,900	0.4
1,000,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,052,500	0.3
1,050,000	#	Shearer’s Foods, LLC/Chip Fin Corp., 9.000%, 11/01/19	1,102,500	0.3
500,000	#	Sinclair Television Group, Inc., 6.375%, 11/01/21	505,000	0.1
1,250,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	1,250,000	0.4
790,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	878,875	0.2
750,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	834,375	0.3
19,934,533		Other Securities	20,529,857	6.3
			70,062,300	21.5

		Consumer Staples: 6.1%
1,250,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	1,306,250	0.4
1,665,000	#	American Rock Salt Co., LLC/American Rock Capital Corp., 8.250%, 05/01/18	1,615,050	0.5
1,150,000	#	ARAMARK Corp., 5.750%, 03/15/20	1,167,250	0.4
1,100,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	1,051,875	0.3
1,150,000	#	JBS USA, LLC/JBS USA Finance, Inc., 7.250%, 06/01/21	1,161,500	0.4
1,000,000	#	KeHE Distributors LLC/KeHE Finance Corp., 7.625%, 08/15/21	1,016,875	0.3
750,000	#,&	Michael Foods Holding, Inc., 8.500%, 07/15/18	780,000	0.2
545,000	#	Neff Rental, LLC/ Neff Finance Corp., 9.625%, 05/15/16	583,150	0.2
1,130,000		Prestige Brands, Inc., 8.125%, 02/01/20	1,248,650	0.4
1,250,000		Reynolds Group Issuer, Inc., 8.250%, 02/15/21	1,265,625	0.4
750,000		Reynolds Group Issuer, Inc., 9.000%–9.875%, 04/15/19–08/15/19	800,000	0.2
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	228,600	0.1
750,000	#	RSI Home Products, Inc., 6.875%, 03/01/18	778,125	0.2
1,100,000	#	Spectrum Brands Escrow Corp., 6.375%, 11/15/20	1,149,500	0.3
1,250,000		US Foods, Inc., 8.500%, 06/30/19	1,323,437	0.4
4,335,000		Other Securities	4,488,563	1.4
			19,964,450	6.1

		Energy: 16.9%
165,000	#	Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., 4.750%, 11/15/21	149,944	0.1
500,000	#	Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., 5.875%, 08/01/23	472,500	0.1
295,000	#	Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., 6.625%, 10/01/20	302,375	0.1
1,400,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%–9.625%, 05/01/19–08/01/20	1,546,500	0.5
1,350,000		Chaparral Energy, Inc., 7.625%–9.875%, 10/01/20–11/15/22	1,435,350	0.4
1,525,000		Chesapeake Energy Corp., 6.125%, 02/15/21	1,589,812	0.5
1,200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	1,296,000	0.4
1,000,000	#	Clayton Williams Energy, Inc., 7.750%, 04/01/19	1,000,000	0.3
1,300,000	#	CrownRock L.P./CrownRock Finance, Inc., 7.125%, 04/15/21	1,280,500	0.4
1,200,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,290,000	0.4
1,000,000	#	Energy XXI Gulf Coast, Inc., 7.500%, 12/15/21	1,000,000	0.3
1,000,000	#	Foresight Energy LLC/Foresight Energy Corp., 7.875%, 08/15/21	1,005,000	0.3
1,550,000		Halcon Resources Corp., 8.875%, 05/15/21	1,596,500	0.5
875,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, 02/15/20	949,375	0.3
750,000	#	Kodiak Oil & Gas Corp., 5.500%, 01/15/21	740,625	0.2
250,000	#	Kodiak Oil & Gas Corp., 5.500%, 02/01/22	245,000	0.1

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,000,000	#	Legacy Reserves L.P./Legacy Reserves Finance Corp., 6.625%, 12/01/21	$940,000	0.3
500,000	#	Legacy Reserves L.P./Legacy Reserves Finance Corp., 8.000%, 12/01/20	507,500	0.1
525,000		Linn Energy, LLC/Linn Energy Finance Corp., 7.750%, 02/01/21	530,250	0.2
1,345,000	#	Linn Energy, LLC/Linn Energy Finance Corp., 6.750%, 11/01/19	1,274,387	0.4
1,125,000	#	Midstates Petroleum Co., Inc./Midstates Petroleum Co., LLC, 10.750%, 10/01/20	1,186,875	0.4
1,000,000	#	Murray Energy Corp., 8.625%, 06/15/21	1,007,500	0.3
925,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	901,875	0.3
1,000,000	#	Regency Energy Partners L.P./Regency Energy Finance Corp., 4.500%, 11/01/23	910,000	0.3
1,000,000	#	Rex Energy Corp., 8.875%, 12/01/20	1,055,000	0.3
1,000,000	#	RKI Exploration & Production LLC/RKI Finance Corp., 8.500%, 08/01/21	1,008,750	0.3
1,400,000		Rosetta Resources, Inc., 5.625%, 05/01/21	1,337,000	0.4
1,500,000	#	Sanchez Energy Corp., 7.750%, 06/15/21	1,470,000	0.5
2,050,000		SandRidge Energy, Inc., 7.500%–8.125%, 03/15/21–02/15/23	2,058,750	0.6
1,000,000	#	SemGroup L.P., 7.500%, 06/15/21	1,025,000	0.3
500,000	#	SM Energy Co., 5.000%, 01/15/24	462,500	0.1
1,000,000	#	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.500%, 07/01/21	1,037,500	0.3
500,000	#	SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	522,500	0.2
1,100,000	#	Talos Production LLC, 9.750%, 02/15/18	1,111,000	0.3
2,000,000		Tesoro Corp., 4.250%, 10/01/17	2,060,000	0.6
1,250,000		Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 6.125%, 10/15/21	1,262,500	0.4
17,146,000		Other Securities	17,604,215	5.4
			55,172,583	16.9
		Financials: 6.4%
1,500,000		Ally Financial, Inc., 7.500%, 09/15/20	1,691,250	0.5
1,690,000		Ally Financial, Inc., 3.125%–8.300%, 02/12/15–03/15/20	1,842,296	0.6
750,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	796,875	0.3
200,000	#	Boyd Acquisition Sub, LLC/Boyd Acquisition Finance Corp., 8.375%, 02/15/18	217,000	0.1
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	320,450	0.1
3,330,000		CIT Group, Inc., 4.250%–5.375%, 05/15/17–08/01/23	3,388,710	1.0
1,150,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	1,069,500	0.3
2,095,000		International Lease Finance Corp., 5.875%–8.250%, 05/15/19–08/15/22	2,178,875	0.7
500,000	#	Realogy Corp., 7.625%, 01/15/20	560,000	0.2
770,000	#	Realogy Corp., 7.875%, 02/15/19	845,075	0.2
750,000	#	RHP Hotel Properties L.P./RHP Finance Corp., 5.000%, 04/15/21	706,875	0.2
1,100,000	#	Tops Holding Corp./Tops Markets, LLC, 8.875%, 12/15/17	1,210,000	0.4
5,834,000		Other Securities	5,884,906	1.8
			20,711,812	6.4

		Health Care: 8.2%
1,150,000		Grifols, Inc., 8.250%, 02/01/18	1,240,562	0.4
2,000,000		HCA Holdings, Inc., 6.250%, 02/15/21	2,037,500	0.6
1,405,000		HCA Holdings, Inc., 7.750%, 05/15/21	1,498,081	0.5
1,300,000		HCA, Inc., 7.500%, 02/15/22	1,430,000	0.4
465,000		HCA, Inc., 7.250%–7.875%, 02/15/20–09/15/20	505,866	0.2
1,224,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	1,377,000	0.4
1,000,000	#	Select Medical Corp., 6.375%, 06/01/21	952,500	0.3
1,280,000	#	STHI Holding Corp., 8.000%, 03/15/18	1,385,600	0.4
1,095,000		Tenet Healthcare Corp., 6.250%, 11/01/18	1,173,019	0.4
1,000,000	#	Tenet Healthcare Corp., 8.125%, 04/01/22	1,046,250	0.3

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Health Care: (continued)
1,500,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/18	$1,612,500	0.5
1,025,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	1,071,125	0.3
1,000,000	#	Valeant Pharmaceuticals International, 7.500%, 07/15/21	1,082,500	0.3
490,000	#	VPI Escrow Corp., 6.375%, 10/15/20	512,050	0.2
9,298,000		Other Securities	9,822,823	3.0
			26,747,376	8.2

		Industrials: 10.8%
1,100,000	#	Accudyne Industries Borrower/Accudyne Industries LLC, 7.750%, 12/15/20	1,135,750	0.4
1,139,000	#	ADS Waste Holdings, Inc., 8.250%, 10/01/20	1,207,340	0.4
444,000	#	Ainsworth Lumber Co. Ltd., 7.500%, 12/15/17	478,965	0.1
400,000	#	Allegion US Holding Co., Inc., 5.750%, 10/01/21	401,500	0.1
455,000	#	Amsted Industries, Inc., 8.125%, 03/15/18	484,575	0.2
1,000,000	#	Artesyn Escrow, Inc., 9.750%, 10/15/20	1,010,000	0.3
1,000,000	#,&	BOE Intermediate Holding Corp., 9.000%, 11/01/17	1,050,000	0.3
750,000	#,&	BOE Merger Corp., 9.500%, 11/01/17	783,750	0.3
800,000		Chrysler Group, LLC/ CG Co-Issuer, Inc., 8.250%, 06/15/21	900,000	0.3
1,000,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,083,750	0.3
1,250,000	#	Dematic SA/DH Services Luxembourg Sarl, 7.750%, 12/15/20	1,306,250	0.4
1,250,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,240,625	0.4
1,300,000	#	HD Supply, Inc., 7.500%, 07/15/20	1,350,375	0.4
500,000	#,&	Jaguar Holding Co. I, 9.375%, 10/15/17	531,250	0.2
880,000	#	JM Huber Corp., 9.875%, 11/01/19	1,003,200	0.3
1,000,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	1,040,000	0.3
1,000,000	#	LSB Industries, Inc., 7.750%, 08/01/19	1,042,500	0.3
285,000	#	Mcron Finance Sub, LLC/Mcron Finance Corp., 8.375%, 05/15/19	312,787	0.1
500,000	#	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21	518,750	0.2
1,000,000	#	Mustang Merger Corp., 8.500%, 08/15/21	995,000	0.3
1,000,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	1,015,000	0.3
1,000,000	#	Sequa Corp., 7.000%, 12/15/17	1,005,000	0.3
1,000,000	#	StoneMor Partners L.P./ Cornerstone Family Services of WV, 7.875%, 06/01/21	1,032,500	0.3
1,300,000		United Continental Holdings, Inc., 6.375%, 06/01/18	1,329,250	0.4
1,335,000		United Rentals North America, Inc., 5.750%–7.625%, 07/15/18–06/15/23	1,407,200	0.4
10,874,000		Other Securities	11,502,136	3.5
			35,167,453	10.8

		Information Technology: 6.7%
1,000,000	#	ACI Worldwide, Inc., 6.375%, 08/15/20	1,020,000	0.3
565,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	569,237	0.2
1,555,000		Aspect Software, Inc., 10.625%, 05/15/17	1,558,887	0.5
335,000	#	Audatex North America, Inc., 6.000%, 06/15/21	343,375	0.1
1,000,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	1,042,500	0.3
1,000,000	#,&	Eagle Midco, Inc., 9.000%, 06/15/18	1,010,000	0.3
1,200,000	#	First Data Corp., 6.750%, 11/01/20	1,248,000	0.4
145,000	#	First Data Corp., 8.250%, 01/15/21	150,438	0.1
646,000	#,&	First Data Corp., 8.750%, 01/15/22	676,685	0.2
1,350,000	#	First Data Corp., 10.625%, 06/15/21	1,377,000	0.4
750,000	#	First Data Corp., 11.750%, 08/15/21	727,500	0.2
500,000	#	Freescale Semiconductor, Inc., 5.000%, 05/15/21	477,500	0.2
1,000,000	#,&	Healthcare Technology Intermediate, Inc., 7.375%, 09/01/18	1,026,250	0.3
750,000	#	IMS Health, Inc., 6.000%, 11/01/20	767,813	0.2

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Information Technology: (continued)
1,000,000	#	Interface Security Systems Holdings, Inc./ Interface Security Systems LLC, 9.250%, 01/15/18	$1,037,500	0.3
1,000,000	#	Magnachip Semiconductor Corp., 6.625%, 07/15/21	992,500	0.3
750,000	#	NXP BV/NXP Funding LLC, 5.750%, 03/15/23	744,375	0.2
1,000,000	#	Seagate HDD Cayman, 4.750%, 06/01/23	967,500	0.3
5,673,000		Other Securities	6,218,929	1.9
			21,955,989	6.7

		Materials: 9.5%
250,000	#	Ardagh Packaging Finance Plc, 9.125%, 10/15/20	266,250	0.1
500,000	#	Ardagh Packaging Finance PLC, 4.875%, 11/15/22	478,750	0.1
500,000	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	482,500	0.2
1,100,000	#	BC Mountain LLC/BC Mountain Finance, Inc., 7.000%, 02/01/21	1,097,250	0.3
700,000	#	Bombardier, Inc., 4.250%, 01/15/16	729,750	0.2
165,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	177,788	0.1
335,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	362,637	0.1
700,000	#	Consolidated Container Co., LLC/Consolidated Container Capital, Inc., 10.125%, 07/15/20	752,500	0.2
250,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	257,500	0.1
750,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	753,750	0.2
500,000	#	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	541,250	0.2
500,000	#	Hecla Mining Co., 6.875%, 05/01/21	475,000	0.1
1,550,000		Huntsman International LLC, 4.875%, 11/15/20	1,476,375	0.5
1,750,000	#	INEOS Group Holdings SA, 6.125%, 08/15/18	1,715,000	0.5
1,000,000	#	Neenah Paper, Inc., 5.250%, 05/15/21	960,000	0.3
500,000	#	New Gold, Inc., 7.000%, 04/15/20	517,500	0.2
1,000,000	#,&	Orion Engineered Carbons Finance & Co. SCA, 9.250%, 08/01/19	1,025,000	0.3
1,040,000	#	Plastipak Holdings, Inc., 10.625%, 08/15/19	1,184,586	0.4
200,000	#	PolyOne Corp., 5.250%, 03/15/23	190,000	0.1
1,250,000	#	PQ Corp., 8.750%, 05/01/18	1,337,500	0.4
700,000	#	Prince Mineral Holding Corp., 11.500%, 12/15/19	749,000	0.2
307,000	#	Rain CII Carbon, LLC/CII Carbon Corp., 8.000%, 12/01/18	310,838	0.1
500,000	#	Rain CII Carbon, LLC/CII Carbon Corp., 8.250%, 01/15/21	505,000	0.1
750,000	#	Roofing Supply Group, LLC/Roofing Supply Finance, Inc., 10.000%, 06/01/20	843,750	0.3
850,000	#	Sealed Air Corp., 5.250%, 04/01/23	809,625	0.2
1,000,000	#	SIWF Merger Sub, Inc./Springs Industries, Inc., 6.250%, 06/01/21	982,500	0.3
500,000	#	SPCM SA, 6.000%, 01/15/22	505,000	0.2
750,000	#	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19	753,750	0.2
1,550,000	#	US Coatings Acquisition, Inc./ Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	1,627,500	0.5
8,880,000		Other Securities	9,089,006	2.8
			30,956,855	9.5

		Telecommunication Services: 6.8%
1,550,000		CenturyLink, Inc., 5.625%, 04/01/20	1,520,937	0.5
1,000,000	#,&	CommScope Holding Co., Inc., 6.625%, 06/01/20	1,000,000	0.3
1,100,000		Cricket Communications, Inc., 7.750%, 10/15/20	1,249,875	0.4
1,500,000	#	Intelsat Luxembourg SA, 7.750%, 06/01/21	1,558,125	0.5
630,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	655,200	0.2
780,000	#	MetroPCS Wireless, Inc., 6.250%, 04/01/21	786,825	0.3
1,000,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	1,105,000	0.3
1,500,000	#	Softbank Corp., 4.500%, 04/15/20	1,441,875	0.5

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Telecommunication Services: (continued)
2,900,000		Sprint Capital Corp., 6.875%, 11/15/28	$2,602,750	0.8
1,000,000	#	Sprint Corp., 7.250%, 09/15/21	1,012,500	0.3
1,000,000	#	Sprint Corp., 7.875%, 09/15/23	1,022,500	0.3
500,000		Sprint Nextel Corp., 6.000%, 11/15/22	462,500	0.2
665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	781,375	0.2
750,000	#	Telesat Canada/Telesat, LLC, 6.000%, 05/15/17	782,813	0.2
400,000	#	T-Mobile USA, Inc., 5.250%, 09/01/18	408,500	0.1
500,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	520,000	0.1
200,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	208,000	0.1
500,000	#	Wind Acquisition Finance S.A., 11.750%, 07/15/17	531,875	0.2
1,030,625	#,&	Wind Acquisition Holdings Finance SA, 12.250%, 07/15/17	1,022,895	0.3
3,136,024		Other Securities	3,303,267	1.0
			21,976,812	6.8

		Utilities: 2.3%
853,000	#	Calpine Corp., 7.500%, 02/15/21	910,577	0.3
410,000	#	Calpine Corp., 7.875%, 07/31/20	443,825	0.1
1,500,000		DPL, Inc., 6.500%–7.250%, 10/15/16–10/15/21	1,560,000	0.5
480,000	#	Energy Future Intermediate Holding Co., LLC, 10.000%, 12/01/20	506,400	0.2
1,000,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,010,000	0.3
1,660,000		NRG Energy, Inc., 7.625%–7.875%, 05/15/19–05/15/21	1,772,050	0.5
1,185,000		Other Securities	1,285,675	0.4
			7,488,527	2.3

		Total Corporate Bonds/Notes
		(Cost $305,618,109)	310,204,157	95.2

ASSET-BACKED SECURITIES: 0.4%
		Other Asset-Backed Securities: 0.4%
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,081,860	0.4

		Total Asset-Backed Securities
		(Cost $997,500)	1,081,860	0.4

Shares			Value	Percentage of Net Assets

COMMON STOCK: 0.0%
		Consumer Discretionary: 0.0%
5,810	@,X	American Media, Inc., Stock Certificates	$—	—
195		Other Securities	2,243	0.0

		Total Common Stock
		(Cost $136,656)	2,243	0.0

		Total Long-Term Investments
		(Cost $306,752,265)	311,288,260	95.6

SHORT-TERM INVESTMENTS: 3.8%
		Mutual Funds: 3.8%
12,424,756		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
		(Cost $12,424,756)	12,424,756	3.8

		Total Short-Term Investments
		(Cost $12,424,756)	12,424,756	3.8

		Total Investments in Securities (Cost $319,177,021)	$323,713,016	99.4
		Assets in Excess of Other Liabilities	2,076,295	0.6
		Net Assets	$325,789,311	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of September 30, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

&	Payment-in-kind

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $319,205,372.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,315,129
Gross Unrealized Depreciation	(3,807,485)
Net Unrealized Appreciation	$4,507,644

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$2,243	$2,243
Total Common Stock	—	—	2,243	2,243
Corporate Bonds/Notes	—	310,204,157	—	310,204,157
Asset-Backed Securities	—	1,081,860	—	1,081,860
Short-Term Investments	12,424,756	—	—	12,424,756
Total Investments, at fair value	$12,424,756	$311,286,017	$2,243	$323,713,016

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 28.6%
		Consumer Discretionary: 2.4%
1,375,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	$1,395,625	0.1
772,000	#	COX Communications, Inc., 4.500%, 06/30/43	612,307	0.0
1,103,000	#	News America, Inc., 4.000%, 10/01/23	1,106,899	0.1
945,000	#	PNK Finance Corp., 6.375%, 08/01/21	968,625	0.1
2,640,000	#,L	Sirius XM Radio, Inc., 5.875%, 10/01/20	2,669,700	0.2
950,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	1,056,875	0.1
3,751,000		Viacom, Inc., 4.250%–4.375%, 09/01/23–03/15/43	3,517,965	0.2
20,432,000		Other Securities	20,534,075	1.6
			31,862,071	2.4

		Consumer Staples: 0.5%
1,420,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	1,357,875	0.1
615,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	650,363	0.1
600,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	549,000	0.0
3,853,000		Other Securities	4,009,344	0.3
			6,566,582	0.5

		Energy: 3.6%
650,000	#	CNOOC Curtis Funding No 1 Pty Ltd, 4.500%, 10/03/23	658,533	0.0
1,467,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	1,611,866	0.1
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,150,250	0.1
4,535,000		Energy Transfer Partners L.P., 4.650%–9.700%, 03/15/19–06/01/41	4,933,291	0.4
1,800,000	±,X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
1,000,000	#	GS Caltex Corp., 3.250%, 10/01/18	997,719	0.1
600,000	#	KazMunayGas National Co. JSC, 4.400%, 04/30/23	561,000	0.0
3,670,000		Transocean, Inc., 2.500%–3.800%, 10/15/17–10/15/22	3,619,762	0.3
33,450,000		Other Securities(a)	33,737,337	2.6
			47,269,758	3.6

		Financials: 11.8%
3,943,000		American International Group, Inc., 3.375%–8.175%, 01/16/18–05/15/58	4,313,782	0.3
400,000	#	Banco de Reservas de La Republica Dominicana, 7.000%, 02/01/23	382,000	0.0
BRL 2,887,000	#	Banco Votorantim SA, 6.250%, 05/16/16	1,478,736	0.1
3,582,000		Bank of America Corp., 3.300%, 01/11/23	3,363,509	0.3
4,381,000		Bank of America Corp., 4.100%–8.000%, 07/24/23–12/29/49	4,317,641	0.3
3,349,000		BBVA, 4.664%, 10/09/15	3,488,925	0.3
500,000	#	Caixa Economica Federal, 3.500%, 11/07/22	415,000	0.0
700,000	#	Caixa Economica Federal, 4.500%, 10/03/18	697,259	0.1
10,398,000	L	Citigroup, Inc., 1.700%–5.950%, 07/25/16–12/29/49	10,218,864	0.8
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,172,010	0.2
3,586,000	#	Credit Suisse AG, 6.500%, 08/08/23	3,636,068	0.3
1,260,000		ERP Operating L.P., 3.000%, 04/15/23	1,161,232	0.1
6,766,000		General Electric Capital Corp., 3.150%–7.125%, 10/17/16–12/15/49	6,861,509	0.5
2,048,000		Goldman Sachs Group, Inc./The, 2.900%, 07/19/18	2,067,200	0.1
5,134,000		Goldman Sachs Group, Inc., 2.375%–6.750%, 01/22/18–10/01/37	5,053,098	0.4
1,269,000	#	HBOS PLC, 6.750%, 05/21/18	1,416,726	0.1
3,121,000		Huntington Bancshares, Inc., 2.600%, 08/02/18	3,126,558	0.2
2,100,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	2,094,088	0.2
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,164,033	0.1
559,000	#	IPIC GMTN Ltd., 3.750%, 03/01/17	593,937	0.0
800,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	878,000	0.1
6,891,000		JPMorgan Chase & Co., 1.625%–5.400%, 05/15/18–05/29/49	6,600,673	0.5

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
3,152,000		Merrill Lynch & Co., Inc., 6.050%, 05/16/16	$3,474,342	0.3
1,267,000	#	Metropolitan Life Global Funding I, 1.500%, 01/10/18	1,245,801	0.1
5,525,000		Morgan Stanley, 2.125%–4.750%, 03/22/17–05/22/23	5,449,910	0.4
1,147,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	1,121,864	0.1
4,177,000	L	Royal Bank of Scotland Group PLC, 6.100%–6.125%, 12/15/22–06/10/23	4,223,868	0.3
1,221,000	#	Simon Property Group L.P., 1.500%, 02/01/18	1,191,838	0.1
2,559,000	#	Standard Chartered PLC, 3.950%, 01/11/23	2,412,715	0.2
2,502,000	#	Standard Chartered PLC, 5.200%, 01/26/24	2,519,874	0.2
2,110,000		Wells Fargo & Co., 1.250%–3.450%, 07/20/16–02/13/23	2,055,949	0.2
65,791,611		Other Securities(a)	64,745,845	4.9
			153,942,854	11.8

		Health Care: 1.7%
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	979,050	0.1
1,267,000	#	Zoetis, Inc., 1.875%, 02/01/18	1,255,783	0.1
1,774,000	#	Zoetis, Inc., 3.250%, 02/01/23	1,692,960	0.1
636,000	#	Zoetis, Inc., 4.700%, 02/01/43	594,909	0.1
18,090,000		Other Securities	17,793,236	1.3
			22,315,938	1.7

		Industrials: 1.1%
1,140,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	1,149,712	0.1
1,700,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,791,375	0.1
1,879,000	#	Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	1,870,520	0.1
1,076,000	#	Turlock Corp., 2.750%, 11/02/22	1,005,135	0.1
8,192,000		Other Securities	8,430,372	0.7
			14,247,114	1.1

		Information Technology: 1.8%
1,325,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	1,329,969	0.1
3,450,000		EMC Corp./MA, 1.875%, 06/01/18	3,441,589	0.3
1,967,000		EMC Corp./MA, 3.375%, 06/01/23	1,926,879	0.1
4,123,000		Hewlett-Packard Co., 2.600%–5.400%, 09/15/16–09/15/17	4,282,879	0.3
3,165,000		Oracle Corp., 3.625%, 07/15/23	3,164,418	0.3
9,232,000		Other Securities	8,707,215	0.7
			22,852,949	1.8

		Materials: 2.3%
2,564,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	2,520,597	0.2
250,000	#	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	268,438	0.0
1,500,000	#,L	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,500,000	0.1
1,649,000	#	Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18	1,595,658	0.1
1,334,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	1,303,631	0.1
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,721,325	0.1
1,655,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	1,664,309	0.1
960,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,092,000	0.1
2,017,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22	1,888,689	0.1
778,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	779,670	0.1
16,759,000		Other Securities	16,345,127	1.3
			30,679,444	2.3

		Telecommunication Services: 1.8%
575,000	#	MetroPCS Wireless, Inc., 6.250%, 04/01/21	580,031	0.0
1,435,000	#	MetroPCS Wireless, Inc., 6.625%, 04/01/23	1,443,969	0.1
770,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	850,850	0.1
2,110,000	#	Softbank Corp., 4.500%, 04/15/20	2,028,238	0.2
2,600,000	#	Telefonica Chile SA, 3.875%, 10/12/22	2,322,068	0.2
1,000,000	#,L	T-Mobile USA, Inc., 5.250%, 09/01/18	1,021,250	0.1
4,814,000		Verizon Communications, Inc., 5.150%, 09/15/23	5,171,887	0.4

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Telecommunication Services: (continued)
2,155,000		Verizon Communications, Inc., 6.550%, 09/15/43	$2,441,046	0.2
7,267,000		Other Securities	7,125,530	0.5
			22,984,869	1.8

		Utilities: 1.6%
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	688,314	0.0
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,442,656	0.1
873,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	897,007	0.1
314,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	321,560	0.0
68,854	#	Juniper Generation, LLC, 6.790%, 12/31/14	66,023	0.0
17,200,000		Other Securities	17,855,479	1.4
			21,271,039	1.6

		Total Corporate Bonds/Notes
		(Cost $377,783,798)	373,992,618	28.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 14.3%
1,039,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	1,086,363	0.1
900,000	#	Arkle Master Issuer PLC, 1.963%, 05/17/60	917,440	0.1
1,200,943	#	Banc of America Funding Corp., 5.250%, 08/26/35	1,218,499	0.1
1,900,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.358%, 09/10/47	2,013,008	0.1
1,100,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.358%, 09/10/47	1,085,162	0.1
1,030,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.358%, 09/10/47	1,067,558	0.1
860,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.358%, 09/10/47	906,967	0.1
971,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.460%, 03/11/41	963,684	0.1
480,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.460%, 03/11/41	489,273	0.0
860,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.516%, 07/10/43	897,282	0.1
7,719	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 6.850%, 11/15/31	7,713	0.0
443,326		Bear Stearns Alternative-A Trust, 0.819%, 07/25/34	428,196	0.0
1,724,754		Bear Stearns ARM Trust 2006-2, 2.703%, 07/25/36	1,396,356	0.1
2,180,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.874%, 06/11/41	2,221,364	0.2
1,150,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.764%, 04/12/38	980,249	0.1
485,237		Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	472,531	0.0
1,170,000	#	Bear Stearns Commercial Mortgage Securities, 5.764%, 04/12/38	1,253,124	0.1
1,540,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.605%, 04/15/40	1,498,240	0.1
7,652,838	#,ˆ	Citigroup Commercial Mortgage Trust, 2.408%, 09/10/45	914,567	0.1
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7, 6.433%, 12/25/35	2,749,050	0.2
1,976,900		Citigroup Mortgage Loan Trust, Inc., 2.890%, 09/25/37	1,607,372	0.1
32,380,000	ˆ	Commercial Mortgage Trust, 1.477%, 08/10/46	2,764,028	0.2
8,545,155	ˆ	Commercial Mortgage Trust, 1.949%, 01/10/46	854,827	0.1
7,772,509	ˆ	Commercial Mortgage Trust, 2.080%, 12/10/45	855,352	0.1
5,021,500	ˆ	Commercial Mortgage Trust, 2.112%, 08/15/45	576,095	0.0
6,873,844	ˆ	Commercial Mortgage Trust, 2.417%, 05/15/45	851,605	0.1
27,260,000	#,ˆ	Commercial Mortgage Trust, 0.751%, 10/15/45	1,317,312	0.1
1,190,000	#	Commercial Mortgage Trust, 5.234%, 01/05/36	1,183,268	0.1
4,102,985		Commercial Mortgage Trust, 5.393%–6.323%, 07/15/44–12/10/49	4,030,094	0.3

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
579,102		Countrywide Home Loan Mortgage Pass-Through Trust, 0.499%, 04/25/35	$116,997	0.0
5,301,698		Countrywide Alternative Loan Trust, 0.299%–5.500%, 12/25/35–06/25/36	4,213,977	0.3
3,830,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	3,861,867	0.3
340,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	340,746	0.0
1,920,609	#	Credit Suisse First Boston Mortgage Securities Corp., 5.760%, 04/12/49	1,960,837	0.1
900,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.837%, 05/15/36	936,485	0.1
858,240		Credit Suisse First Boston Mortgage Securities Corp., 5.736%–7.525%, 05/15/36–08/15/36	904,592	0.1
1,847,467		First Horizon Alternative Mortgage Securities Trust 2006-FA8, 6.000%, 02/25/37	1,509,189	0.1
1,804,380	ˆ	First Horizon Alternative Mortgage Securities, 6.521%, 12/25/36	414,691	0.0
3,326,722		First Horizon Alternative Mortgage Securities, 0.479%–6.000%, 12/25/36–02/25/37	2,348,484	0.2
500,000	#	Fosse Master Issuer PLC, 1.763%, 10/18/54	514,837	0.0
1,200,000	#	Fosse Master PLC, 1.663%, 10/18/54	1,217,196	0.1
3,130,111		Freddie Mac, 5.000%–5.500%, 02/15/35–07/15/37	3,410,349	0.3
760,000	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	746,670	0.1
1,840,000	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Trust, 5.945%, 04/10/40	1,845,881	0.1
1,033,135	#	Gracechurch Mortgage Financing PLC, 1.814%, 11/20/56	1,047,884	0.1
1,620,000	#	Greenwich Capital Commercial Funding Corp., 5.911%, 01/05/36	1,623,839	0.1
8,768,282	ˆ	GS Mortgage Securities Corp. II, 2.557%, 11/10/45	1,203,016	0.1
10,325,885	ˆ	GS Mortgage Securities Corp. II, 2.787%, 05/10/45	1,385,742	0.1
7,850,363	#,ˆ	GS Mortgage Securities Corp. II, 1.899%, 08/10/44	583,287	0.0
1,300,000	#	GS Mortgage Securities Trust 2011-GC3, 5.728%, 03/10/44	1,273,715	0.1
771,000		GS Mortgage Securities Corp. II, 5.938%, 08/10/38	765,317	0.1
2,638,912	#	Holmes Master Issuer PLC, 1.818%, 10/21/54	2,667,225	0.2
873,565		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	745,743	0.1
1,540,000	#	JP Morgan Chase Com Mort Sec Corp. Ps Thr Certs Ser 2003-LN1, 5.821%, 10/15/37	1,470,489	0.1
630,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.506%, 05/15/41	573,636	0.0
43,759,467	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.809%, 01/15/46	1,317,414	0.1
13,155,127	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 2.096%, 12/15/47	1,432,104	0.1
17,059,612	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 2.196%, 06/16/45	1,750,818	0.2
15,265,000	#,ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.447%, 12/15/47	422,289	0.0
5,280,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 0.962%, 04/15/30	5,231,192	0.4
1,430,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 6.120%, 08/12/40	1,424,495	0.1
1,410,000	#	JP Morgan Commercial Mort Pass Thr Certs Ser 2004-C1, 6.063%, 01/15/38	1,421,286	0.1
351,278		JP Morgan Commercial Mortgage Finance Corp., 8.648%, 08/15/32	359,703	0.0

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
93,403		JPMorgan Chase Commercial Mortgage Securities Corp., 5.198%, 12/15/44	$94,299	0.0
812,275	#	JPMorgan Chase Commercial Mortgage Securities Corp., 6.135%, 07/12/37	813,962	0.1
5,000,000	#	Lanark Master Issuer PLC, 1.662%, 12/22/54	5,088,840	0.4
830,000		LB-UBS Commercial Mortgage Trust 2000-C4, 8.150%, 07/15/32	870,852	0.1
2,140,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	2,184,606	0.2
20,013,799	#,ˆ	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	551,158	0.0
1,980,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	2,055,987	0.1
770,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.954%, 07/15/40	761,242	0.1
1,150,000		LB-UBS Commercial Mortgage Trust 2006-C4, 6.075%, 06/15/38	1,073,320	0.1
75,795,612	#,ˆ	LB-UBS Commercial Mortgage Trust, 0.848%, 11/15/38	1,473,914	0.1
700,000	#	LB-UBS Commercial Mortgage Trust, 5.412%, 02/15/40	642,911	0.1
1,174,000	#	LB-UBS Commercial Mortgage Trust, 5.416%, 10/15/36	1,198,086	0.1
1,100,000	#	LB-UBS Commercial Mortgage Trust, 5.716%, 10/15/36	903,120	0.1
1,830,000	#	LB-UBS Commercial Mortgage Trust, 6.089%, 09/15/39	1,910,205	0.1
1,760,000	#	LB-UBS Commercial Mortgage Trust, 6.089%, 09/15/39	1,851,988	0.1
2,070,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	1,967,392	0.2
7,968,220	#,ˆ	UBS-Barclays Commercial Mortgage Trust, 1.961%, 05/10/63	747,631	0.0
7,330,000		LB-UBS Commercial Mortgage Trust, 4.983%–6.075%, 06/15/36–11/15/40	7,474,795	0.6
31,549,802	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.894%, 02/15/46	3,322,037	0.3
11,430,555	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.656%, 12/15/48	888,035	0.1
20,405,188	#,ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 2.050%, 08/15/45	2,031,191	0.1
19,740,097	#,ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 2.333%, 11/15/45	2,226,709	0.2
420,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	418,323	0.1
410,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	411,232	0.0
1,240,000		Morgan Stanley Capital I Trust 2004-HQ4, 5.150%, 04/14/40	1,239,681	0.1
2,270,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.271%, 07/13/15	2,082,002	0.2
1,310,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	1,129,174	0.1
1,720,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.459%, 01/11/43	1,744,947	0.1
1,120,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.459%, 01/11/43	1,084,536	0.1
1,460,000		Morgan Stanley Capital I, Inc., 5.520%, 06/15/38	1,486,264	0.1
250,000	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	256,484	0.0
2,540,000	#	Morgan Stanley Capital I, 5.420%, 09/15/47	2,600,748	0.2
1,300,000	#	Morgan Stanley Capital I, 5.420%, 09/15/47	1,247,246	0.1
105,181	#	Morgan Stanley Capital I, 7.350%, 07/15/32	110,306	0.0
1,849,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 5.980%, 09/15/37	1,952,469	0.1
600,000	#	Morgan Stanley Dean Witter Capital I, 7.644%, 07/15/33	602,344	0.0
1,029,384	#	Morgan Stanley Re-Remic Trust, 5.249%, 12/17/43	1,032,305	0.1
6,629,000		Morgan Stanley Capital I, 5.073%–5.336%, 06/15/40–08/13/42	6,813,625	0.5
1,520,000	#	Nationslink Funding Corp. 1999-ltl-1, 6.450%, 01/22/26	1,637,444	0.1
2,580,000	#	N-Star Real Estate CDO Ltd., 2.029%, 07/25/29	2,582,419	0.2
18,960,283	#,ˆ	RBSCF Trust, 1.105%, 04/15/24	205,164	0.0
2,304,000	#	Silverstone Master Issuer PLC, 1.816%, 01/21/55	2,346,126	0.2

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,487,000	#	Springleaf Mortgage Loan Trust, 3.790%, 06/25/58	$1,416,636	0.1
1,258,000	#	Springleaf Mortgage Loan Trust, 4.440%, 06/25/58	1,157,808	0.1
2,030,000	#	Springleaf Mortgage Loan Trust, 4.440%, 12/25/59	1,998,587	0.1
3,932,844		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	3,502,151	0.3
2,246,522		Wells Fargo Mortgage Backed Securities Trust, 5.595%, 04/25/36	2,171,553	0.1
9,528,504	#,ˆ	Wells Fargo Mortgage Backed Securities Trust, 1.751%, 06/15/45	943,940	0.1
10,485,209	#,ˆ	Wells Fargo Mortgage Backed Securities Trust, 2.400%, 08/15/45	1,270,574	0.1
19,491,650		Other Securities	15,878,178	1.2

		Total Collateralized Mortgage Obligations
		(Cost $184,211,321)	187,103,117	14.3

U.S. TREASURY OBLIGATIONS: 22.3%
		U.S. Treasury Bonds: 5.0%
22,397,000		2.500%, due 08/15/23	22,181,787	1.7
50,952,000		2.875%, due 05/15/43	43,245,510	3.3
			65,427,297	5.0

		U.S. Treasury Notes: 17.3%
77,536,000		0.250%, due 09/30/15	77,430,008	5.9
101,664,000		0.875%, due 09/15/16	102,438,375	7.8
33,363,000		1.375%, due 09/30/18	33,348,654	2.5
14,005,000		2.000%, due 09/30/20	13,995,155	1.1
			227,212,192	17.3

		Total U.S. Treasury Obligations
		(Cost $291,360,620)	292,639,489	22.3

ASSET-BACKED SECURITIES: 8.6%
		Automobile Asset-Backed Securities: 0.4%
1,000,000	#	Motor PLC, 1.286%, 02/25/20	1,000,814	0.1
1,500,000	#	SMART Trust, 1.590%, 10/14/16	1,513,190	0.1
3,350,000		Other Securities	3,378,996	0.2
			5,893,000	0.4

		Credit Card Asset-Backed Securities: 0.5%
2,500,000	#	Cards II Trust, 0.632%, 09/15/17	2,505,665	0.2
1,250,000	#	Gracechurch Card Funding PLC, 0.882%, 02/15/17	1,256,186	0.1
2,700,000	#	Penarth Master Issuer PLC, 0.749%, 03/18/14	2,705,848	0.2
			6,467,699	0.5
		Home Equity Asset-Backed Securities: 0.4%
7,633,000		GSAA Trust, 0.239%–0.269%, 10/25/36–12/25/36	3,855,807	0.3
1,060,281		Other Securities	1,032,244	0.1
			4,888,051	0.4

		Other Asset-Backed Securities: 7.3%
556,430	#	Aimco CDO, 0.516%, 10/20/19	544,928	0.0
500,000	#	Apidos CDO I Ltd., 1.014%, 07/27/17	495,417	0.0
940,000	#	Apidos CDO II, 1.064%, 12/21/18	905,665	0.1
2,200,000	#	Ares VIR CLO Ltd., 2.156%, 03/12/18	2,169,284	0.2
3,718,391	#	Ares VR CLO Ltd., 2.162%, 02/24/18	3,673,957	0.3
1,180,427	#	Ares X CLO Ltd., 2.252%, 09/18/17	1,182,196	0.1
2,910,000	#	Ares XII CLO Ltd., 2.262%, 11/25/20	2,870,063	0.2
161,615	#	Atrium CDO Corp., 0.592%, 10/27/16	161,059	0.0
725,000	#	Atrium III, 2.262%, 10/27/16	707,766	0.1
1,750,000	#	Atrium IV, 1.008%, 06/08/19	1,682,018	0.1
750,000	#	Atrium IV, 2.108%, 06/08/19	737,059	0.1
1,625,000	#	Babson CLO, Inc. 2005-III, 0.665%, 11/10/19	1,565,479	0.1
1,100,000	#	Ballyrock CLO 2006-1 Ltd., 1.762%, 08/28/19	1,075,606	0.1
1,284,443	#	Ballyrock CLO III Ltd., 0.996%, 07/25/17	1,274,679	0.1
1,670,566	#	Callidus Debt Partners CLO Fund VII Ltd., 1.016%, 01/21/21	1,664,411	0.1
4,250,000	#	Callidus Debt Partners CLO Fund VII Ltd., 2.516%, 01/21/21	4,239,001	0.3
1,370,495	#	Castle Garden Funding, 0.520%, 10/27/20	1,357,843	0.1
1,850,000	#	Castle Garden Funding, 1.010%, 10/27/20	1,819,516	0.1
600,000	#	Castle Garden Funding, 5.010%, 10/27/20	600,740	0.1
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,081,860	0.1
2,475,000	#	CIFC Funding 2006-I Ltd., 0.666%, 10/20/20	2,356,222	0.2
2,225,000	#	Clydesdale CLO 2005 Ltd, 0.718%, 12/06/17	2,188,292	0.2
638,477	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	647,144	0.0
1,375,000	#	Denali Capital CLO V Ltd., 0.965%, 09/08/19	1,367,054	0.1

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
3,500,000	#	Dryden VIII Leveraged Loan CDO 2005, 2.012%, 05/22/17	$3,403,152	0.3
1,500,000	#	Eaton Vance CDO IX Ltd., 0.916%, 04/20/19	1,419,291	0.1
889,555	#	Emporia Preferred Funding I Corp., 0.819%, 10/12/18	888,584	0.1
1,430,507	#	Emporia Preferred Funding II Corp., 0.546%, 10/18/18	1,423,161	0.1
2,100,000	#	Emporia Preferred Funding, 0.766%, 10/18/18	2,002,279	0.1
1,450,000	#	Fraser Sullivan CLO II Ltd., 0.653%, 12/20/20	1,378,360	0.1
210,706	#	Gulf Stream-Compass CLO 2005-I Ltd., 0.684%, 05/15/17	210,540	0.0
1,514,000	#	Gulf Stream-Compass CLO 2005-I Ltd., 1.014%, 05/15/17	1,509,706	0.1
3,075,000	#	Gulf Stream-Compass CLO 2005-I Ltd., 2.164%, 05/15/17	3,022,073	0.3
1,825,000	#	Gulf Stream-Compass CLO 2007-I Ltd., 2.264%, 10/28/19	1,793,010	0.1
2,250,000	#	Gulf Stream-Sextant CLO 2006-1 Ltd., 0.603%, 08/21/20	2,215,631	0.2
3,040,000	#	Gulf Stream-Sextant CLO 2006-1 Ltd., 1.863%, 08/21/20	2,926,006	0.2
500,000	#	Halcyon Structured Asset Management CLO I Ltd., 0.993%, 05/21/18	498,465	0.0
3,350,000	#	Halcyon Structured Asset Management CLO I Ltd., 1.963%, 05/21/18	3,314,775	0.3
1,150,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.715%, 08/07/21	1,111,414	0.1
1,350,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 2.565%, 08/07/21	1,307,188	0.1
750,000	#	Hewett’s Island CDO Ltd., 1.216%, 08/09/17	746,321	0.0
875,000	#	Hewett’s Island Clo IV Ltd., 1.016%, 05/09/18	867,538	0.1
5,550,000	#	Jefferies Loan Trust 2013-A Class A, 3.698%, 11/02/14	5,550,000	0.4
2,725,000	#	Landmark VI CDO Ltd, 0.768%, 01/14/18	2,633,075	0.2
1,338,926	#	Lightpoint CLO Ltd., 0.514%, 09/15/17	1,318,340	0.1
1,780,000	#	Madison Park Funding I Ltd., 2.165%, 05/10/19	1,779,532	0.1
1,425,000	#	Marathon CLO I Ltd, 2.164%, 07/26/19	1,427,186	0.1
1,550,000	#	Morgan Stanley Investment Management Croton Ltd, 0.718%, 01/15/18	1,511,306	0.1
1,000,000	#	Oak Hill Credit Partners IV Ltd, 1.963%, 05/17/21	978,651	0.1
2,200,000	#	Stanfield Arnage CLO Ltd., 2.462%, 08/27/21	2,157,923	0.2
1,200,000	#	Stanfield Bristol CLO Ltd, 0.714%, 10/15/19	1,181,735	0.1
1,400,000	#	Stanfield Veyron CLO Ltd., 0.668%, 07/15/18	1,352,634	0.1
2,100,000	#	Stanfield Veyron CLO Ltd., 0.948%, 07/15/18	2,022,474	0.2
1,550,000	#	WhiteHorse III Ltd./Corp, 1.015%, 05/01/18	1,533,310	0.1
5,276,373		Other Securities	5,073,630	0.4
			94,924,549	7.3

		Total Asset-Backed Securities
		(Cost $111,519,807)	112,173,299	8.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 22.4%
		Federal Home Loan Mortgage Corporation: 5.7%##
20,583,652	ˆ	6.421%, due 04/25/31	3,642,176	0.3
3,247,402		3.000%, due 02/01/27	3,360,388	0.3
2,792,398	ˆˆ	4.000%, due 01/15/36	2,620,184	0.2
3,662,133		4.000%, due 10/01/41	3,836,271	0.3
5,180,881		4.000%, due 12/01/41	5,428,225	0.4
10,241,512	ˆ	4.000%, due 04/15/43	2,004,258	0.2
7,790,873	ˆ	4.500%, due 12/15/40	1,446,677	0.1
2,987,926		4.500%, due 09/01/41	3,188,127	0.2
3,304,905		4.500%, due 10/01/41	3,523,890	0.3
1,392,977	ˆ	4.880%, due 03/15/33	1,485,601	0.1
5,615,244		5.500%, due 02/15/36	6,163,252	0.5
13,193,759	ˆ	5.818%, due 05/15/36	1,791,579	0.1
4,923,702	ˆ	5.868%, due 07/15/40	791,857	0.1
457,178	ˆ	6.000%, due 04/15/33	87,838	0.0
4,025,880		6.000%, due 10/15/37	4,455,627	0.3
7,546,503	ˆ	6.303%, due 06/15/36	1,157,433	0.1
4,551,384	ˆ	6.368%, due 05/15/41	980,770	0.1
13,366,050	ˆ	6.418%, due 09/15/34	1,708,128	0.1
24,653,443	W	0.532%–7.000%, due 04/01/14–01/15/42	26,660,420	2.0
			74,332,701	5.7

		Federal National Mortgage Association: 12.8%##
25,000,000	W	2.500%, due 07/25/27	25,148,437	1.9
21,312,000	W	3.000%, due 07/25/42	20,765,880	1.6
5,520,000	W	3.500%, due 08/25/25	5,807,212	0.4

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
16,058,000	W	3.500%, due 04/25/42	$16,298,871	1.2
13,236,131	ˆ	3.500%, due 06/25/42	2,033,319	0.2
720,564	ˆ	4.000%, due 11/01/18	47,271	0.0
5,330,000	W	4.000%, due 08/25/40	5,574,014	0.4
8,217,551	ˆ	4.000%, due 04/25/41	1,404,834	0.1
4,750,602		4.000%, due 07/01/42	4,991,045	0.4
5,128,075		4.000%, due 07/01/42	5,390,245	0.4
4,650,311		4.500%, due 10/25/34	5,101,847	0.4
10,733,000	W	4.500%, due 11/15/35	11,434,000	0.9
8,370,000	W	5.000%, due 11/15/37	9,053,988	0.7
13,223,643	ˆ	5.971%, due 11/25/39	1,636,747	0.1
722,444	ˆ	6.000%, due 08/25/33	127,748	0.0
7,699,196		6.000%, due 01/01/38	8,527,053	0.7
8,976,312	ˆ	6.371%, due 09/25/40	1,749,537	0.1
1,080,365	ˆ	6.521%, due 08/25/26	140,646	0.0
3,616,083	ˆ	6.561%, due 01/25/37	619,467	0.1
12,734,476	ˆ	6.571%, due 10/25/35	2,212,323	0.2
914,343	ˆ	7.505%, due 02/17/29	167,496	0.0
36,286,126		0.579%–32.556%, due 08/01/16–07/01/42	39,525,447	3.0
			167,757,427	12.8

		Government National Mortgage Association: 3.9%
8,251,000	W	3.000%, due 06/15/42	8,136,259	0.6
10,222,000	W	4.000%, due 10/15/39	10,784,210	0.8
7,289,207		4.500%, due 05/16/39	7,812,623	0.6
5,499,457	ˆ	5.000%, due 06/16/39	224,485	0.0
7,738,691	ˆ	5.670%, due 06/20/40	1,240,885	0.1
3,327,956	ˆ	6.020%, due 06/20/38	333,208	0.0
5,350,334	ˆ	6.020%, due 04/20/39	711,251	0.1
3,805,916	ˆ	6.120%, due 05/20/39	419,174	0.0
4,022,274	ˆ	6.220%, due 04/20/38	546,440	0.1
1,667,786	ˆ	6.318%, due 05/16/38	235,557	0.0
4,785,846	ˆ	6.370%, due 01/20/38	706,208	0.1
8,826,669	ˆ	6.468%, due 09/16/40	1,643,588	0.1
2,836,484	ˆ	6.588%, due 02/16/35	537,784	0.1
174,349	ˆ	8.068%, due 06/16/31	20,326	0.0
16,310,553	W	1.625%–6.500%, due 04/20/28–10/20/60	17,502,341	1.3
			50,854,339	3.9

		Total U.S. Government Agency Obligations
		(Cost $282,922,783)	292,944,467	22.4

FOREIGN GOVERNMENT BONDS: 7.8%
1,200,000	#	Aruba Government Bond, 4.625%, 09/14/23	1,146,000	0.1
332,600	#	Belize Government International Bond, 5.000%, 02/20/38	204,549	0.0
700,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	673,750	0.1
410,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	381,300	0.0
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	315,000	0.0
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	220,980	0.0
300,000	#	Guatemala Government Bond, 4.875%, 02/13/28	276,000	0.0
1,000,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	1,030,000	0.1
1,320,000	#	Indonesia Government International Bond, 3.750%, 04/25/22	1,197,900	0.1
EUR 4,747,000		Ireland Government Bond, 5.400%, 03/13/25	7,041,356	0.5
EUR 10,355,000		Italy Buoni Poliennali Del Tesoro, 3.500%, 06/01/18	14,171,968	1.1
EUR 7,760,000		Italy Buoni Poliennali Del Tesoro, 4.250%, 03/01/20	10,842,542	0.8
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	606,720	0.1
264,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	310,530	0.0
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	549,120	0.0
EUR 1,440,000	#	Portugal Obrigacoes do Tesouro OT, 4.350%, 10/16/17	1,845,839	0.2
EUR 4,543,000	#	Portugal Obrigacoes do Tesouro OT, 5.650%, 02/15/24	5,580,438	0.4
5,177,300	L	Petroleos de Venezuela SA, 4.900%–9.750%, 10/28/14–05/17/35	4,333,304	0.3
1,000,000	#	Republic of Latvia, 2.750%, 01/12/20	952,926	0.1
600,000	#	Republic of Paraguay, 4.625%, 01/25/23	550,500	0.1
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	130,730	0.0
2,800,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	2,884,000	0.2
600,000	#	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	618,000	0.0
607,750		Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	717,437	0.1

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
630,000	#	Republic of Serbia, 5.250%, 11/21/17	$628,425	0.1
1,600,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	1,420,000	0.1
3,861,000		Turkey Government International Bond, 5.125%–7.375%, 03/25/22–01/14/41	4,136,272	0.3
600,000	#	Ukraine Railways via Shortline PLC, 9.500%, 05/21/18	483,000	0.0
300,000	#	Zambia Government International Bond, 5.375%, 09/20/22	264,000	0.0
39,252,706		Other Securities(a)	38,802,054	3.0

		Total Foreign Government Bonds
		(Cost $105,390,078)	102,314,640	7.8

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: 0.6%
		Financials: 0.6%
90,625	P	Goldman Sachs Group, Inc.	2,033,625	0.2
78,000	P	Wells Fargo & Co.	1,861,860	0.1
160,828		Other Securities	3,847,575	0.3

		Total Preferred Stock
		(Cost $8,238,475)	7,743,060	0.6

		Total Long-Term Investments
		(Cost $1,361,426,882)	1,368,910,690	104.6

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.1%
	Securities Lending Collateralcc(1): 1.0%
2,942,241	BNP Paribas Bank, Repurchase Agreement dated 09/30/13, 0.07%, due 10/01/13 (Repurchase Amount $2,942,247, collateralized by various U.S. Government Agency Obligations, 2.343%–5.838%, Market Value plus accrued interest $3,001,086, due 07/01/16–11/01/40)	2,942,241	0.2
3,240,191	Citigroup, Inc., Repurchase Agreement dated 09/30/13, 0.07%, due 10/01/13 (Repurchase Amount $3,240,197, collateralized by various U.S. Government Agency Obligations, 0.000%–4.875%, Market Value plus accrued interest $3,305,005, due 07/28/14–07/18/33)	3,240,191	0.3
980,068	Credit Suisse Securities, Repurchase Agreement dated 09/30/13, 0.05%, due 10/01/13 (Repurchase Amount $980,069, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $999,675, due 11/15/17–08/15/41)	980,068	0.1
3,240,191	Daiwa Capital Markets, Repurchase Agreement dated 09/30/13, 0.12%, due 10/01/13 (Repurchase Amount $3,240,202, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $3,304,996, due 01/22/14–03/01/48)	3,240,191	0.2
3,240,191	JPMorgan Chase & Co., Repurchase Agreement dated 09/30/13, 0.07%, due 10/01/13 (Repurchase Amount $3,240,197, collateralized by various U.S. Government Agency Obligations, 2.000%–5.500%, Market Value plus accrued interest $3,305,030, due 03/01/23–07/01/43)	3,240,191	0.2
		13,642,882	1.0

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.1%
66,046,414	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
	(Cost $66,046,414)	$66,046,414	5.1

	Total Short-Term Investments
	(Cost $79,689,296)	79,689,296	6.1

	Total Investments in Securities (Cost $1,441,116,178)	$1,448,599,986	110.7
	Liabilities in Excess of Other Assets	(139,865,372)	(10.7)
	Net Assets	$1,308,734,614	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of September 30, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at September 30, 2013.

±	Defaulted security

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

ˆˆ	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

BRL	Brazilian Real

DKK	Danish Krone

EUR	EU Euro

Cost for federal income tax purposes is $1,442,185,839.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$29,034,262
Gross Unrealized Depreciation	(22,620,115)
Net Unrealized Appreciation	$6,414,147

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Asset Table
Investments, at fair value
Preferred Stock	$7,743,060	$—	$—	$7,743,060
Corporate Bonds/Notes	—	373,992,618	—	373,992,618
Collateralized Mortgage Obligations	—	184,520,698	2,582,419	187,103,117
Short-Term Investments	66,046,414	13,642,882	—	79,689,296
U.S. Treasury Obligations	—	292,639,489	—	292,639,489
Asset-Backed Securities	—	106,623,299	5,550,000	112,173,299
U.S. Government Agency Obligations	—	292,944,467	—	292,944,467
Foreign Government Bonds	—	102,314,640	—	102,314,640
Total Investments, at fair value	$73,789,474	$1,366,678,093	$8,132,419	$1,448,599,986

Other Financial Instruments+
Swaps	—	292,038	—	292,038
Futures	339,043	—	—	339,043
Forward Foreign Currency Contracts	—	79,553	—	79,553
Total Assets	$74,128,517	$1,367,049,684	$8,132,419	$1,449,310,620

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Liabilities Table

Other Financial Instruments+
Swaps	$—	$(2,426,316)	$—	$(2,426,316)
Futures	(664,881)	—	—	(664,881)
Forward Foreign Currency Contracts	—	(678,448)	—	(678,448)
Total Liabilities	$(664,881)	$(3,104,764)	$—	$(3,769,645)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At September 30, 2013, the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	1,640,251	Buy	12/13/13	$2,219,852	$2,219,435	$(417)
Deutsche Bank AG	Chinese Offshore Yuan	17,971,638	Buy	01/14/14	2,854,000	2,925,834	71,834
Deutsche Bank AG	Mexican Peso	50,059	Buy	10/04/13	3,753	3,824	71
Deutsche Bank AG	Russian Ruble	10,633,913	Buy	12/13/13	317,099	323,968	6,869
Goldman Sachs & Co.	EU Euro	1,387,271	Buy	12/13/13	1,879,117	1,877,126	(1,991)
							$76,366

Barclays Bank PLC	EU Euro	32,814,859	Sell	12/13/13	$43,816,335	$44,402,006	$(585,671)
Citigroup, Inc.	Mexican Peso	2,572,649	Sell	10/04/13	197,286	196,507	779
Citigroup, Inc.	Brazilian Real	3,628,124	Sell	12/13/13	1,607,000	1,610,212	(3,212)
Citigroup, Inc.	South African Rand	6,920,236	Sell	12/13/13	669,463	681,843	(12,380)
Deutsche Bank AG	Chinese Offshore Yuan	17,971,638	Sell	01/14/14	2,851,057	2,925,834	(74,777)
							$(675,261)

ING Intermediate Bond Fund Open Futures Contracts on September 30, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	18	12/19/13	$2,275,031	$37,924
U.S. Treasury 2-Year Note	266	12/31/13	58,590,655	163,430
U.S. Treasury Ultra Long Bond	124	12/19/13	17,619,625	137,689
			$78,485,311	$339,043
Short Contracts
Euro-Bund	(159)	12/06/13	(30,222,003)	(599,944)
U.S. Treasury 5-Year Note	(28)	12/31/13	(3,389,313)	(59,274)
U.S. Treasury Long Bond	(15)	12/19/13	(2,000,625)	(5,663)
			$(35,611,941)	$(664,881)

ING Intermediate Bond Fund Over-the-Counter Credit Default Swap Agreements Outstanding on September 30, 2013:

Credit Default Swaps on Credit Indices — Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount (2)	Fair Value (3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.EM.19	Buy	(5.000)	06/20/18	USD 18,276,000	$(1,456,938)	$(1,481,031)	$24,093
Deutsche Bank AG	CDX.EM.19	Buy	(5.000)	06/20/18	USD 5,009,000	(399,310)	(396,378)	(2,932)
HSBC	CDX.EM.19	Buy	(5.000)	06/20/18	USD 7,151,000	(570,068)	(567,973)	(2,095)
						$(2,426,316)	$(2,445,382)	$19,066

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount (2)	Fair Value (3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Bolivarian Republic of Venezuela	Buy	(5.000)	12/20/18	USD 1,386,000	$233,969	$228,066	$5,903
Deutsche Bank AG	Republic of Turkey	Buy	(1.000)	06/20/18	USD 1,244,000	58,069	22,780	35,289
						$292,038	$250,846	$41,192

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$79,553
Credit contracts	Upfront payments paid on OTC swap agreements	250,846
Credit contracts	Unrealized appreciation on OTC swap agreements	65,285
Interest rate contracts	Net Assets — Unrealized appreciation*	339,043
Total Asset Derivatives		$734,727
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$678,448
Credit contracts	Upfront payments received on OTC swap agreements	2,445,382
Credit contracts	Unrealized depreciation on OTC swap agreements	5,027
Interest rate contracts	Net Assets — Unrealized depreciation*	664,881
Total Liability Derivatives		$3,793,738

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(317,074)	$—	$(317,074)
Foreign exchange contracts	—	2,488,547	—	—	—	2,488,547
Interest rate contracts	1,137,625	—	(278,666)	(1,749,335)	(1,203,984)	(2,094,360)
Total	$1,137,625	$2,488,547	$(278,666)	$(2,066,409)	$(1,203,984)	$77,113

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$1,540,613	$1,540,613
Foreign exchange contracts	(648,024)	—	—	(648,024)
Interest rate contracts	—	259,488	1,123,001	1,382,489
Total	$(648,024)	$259,488	$2,663,614	$2,275,078

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2013:

	Barclays Bank PLC	Citigroup, Inc.	Deutsche Bank AG	Goldman Sachs & Co.	HSBC	Totals
Assets:
Forward foreign currency contracts	$—	$779	$78,774	$—	$—	$79,553
Credit default swaps	—	—	292,038	—	—	292,038
Total Assets	$—	$779	$370,812	$—	$—	$371,591

Liabilities:
Forward foreign currency contracts	$586,088	$15,592	$74,777	$1,991	$—	$678,448
Credit default swaps	—	—	1,856,248	—	570,068	2,426,316
Total Liabilities	$586,088	$15,592	$1,931,025	$1,991	$570,068	$3,104,764

Net OTC derivative instruments by counterparty, at fair value	$(586,088)	$(14,813)	$(1,560,213)	$(1,991)	$(570,068)	$(2,733,173)

Total collateral pledged by Fund/(Received from counterparty)	$510,000	$—	$2,650,000	$—	$560,000	$3,720,000

Net Exposure(1)	$(76,088)	$(14,813)	$1,089,787	$(1,991)	$(10,068)	$986,827

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

ING SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 63.5%
		Consumer Discretionary: 4.2%
662,000		NBCUniversal Media, LLC, 3.650%, 04/30/15	$694,076	0.4
724,000		Walt Disney Co., 1.100%, 12/01/17	711,788	0.4
5,529,000		Other Securities	5,944,324	3.4
			7,350,188	4.2

		Consumer Staples: 6.5%
837,000		Diageo Capital PLC, 0.625%–1.500%, 04/29/16–05/11/17	834,858	0.5
747,000		PepsiCo, Inc., 0.700%, 08/13/15	748,439	0.4
620,000		PepsiCo, Inc., 0.700%–1.250%, 02/26/16–08/13/17	613,933	0.4
671,000		Philip Morris International, Inc., 2.500%, 05/16/16	697,294	0.4
408,000	#	SABMiller Holdings, Inc., 1.850%, 01/15/15	413,217	0.2
7,613,000		Other Securities(a)	7,905,751	4.6
			11,213,492	6.5

		Energy: 4.2%
741,000		BP Capital Markets PLC, 0.700%–2.248%, 11/06/15–11/01/16	746,215	0.4
666,000		Shell International Finance BV, 3.100%, 06/28/15	696,061	0.4
5,784,000		Other Securities	5,888,867	3.4
			7,331,143	4.2

		Financials: 28.6%
450,000	#	ABN AMRO Bank NV, 1.375%, 01/22/16	450,967	0.3
417,000	#	American Honda Finance Corp., 1.000%, 08/11/15	419,104	0.2
740,000		American International Group, Inc., 5.600%, 10/18/16	827,665	0.5
600,000		Bank of America Corp., 1.250%, 01/11/16	599,852	0.4
1,076,000		Bank of America Corp., 1.500%, 10/09/15	1,082,504	0.6
660,000		Bank of America Corp., 3.750%, 07/12/16	700,003	0.4
675,000		Bank of Montreal, 0.800%, 11/06/15	676,459	0.4
675,000		Bank of Nova Scotia, 0.750%, 10/09/15	675,328	0.4
320,000		Bank of Nova Scotia, 2.550%, 01/12/17	331,843	0.2
425,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd/The, 1.550%, 09/09/16	427,992	0.2
870,000		Barclays Bank PLC, 5.000%, 09/22/16	961,026	0.6
900,000		BB&T Corp., 1.600%, 08/15/17	894,642	0.5
210,000		BB&T Corp., 5.200%, 12/23/15	227,899	0.1
500,000	#	BBVA Banco Continental SA, 2.250%, 07/29/16	490,000	0.3
819,000		Berkshire Hathaway Finance Corp., 2.450%, 12/15/15	849,580	0.5
200,000	#	BNP Paribas Home Loan Covered Bonds SA, 2.200%, 11/02/15	205,321	0.1
837,000		Caterpillar Financial Services Corp., 0.700%, 11/06/15–02/26/16	836,099	0.5
698,000		Citigroup, Inc., 2.650%, 03/02/15	713,970	0.4
1,668,000		Citigroup, Inc., 1.250%–5.500%, 01/15/16–02/15/17	1,724,867	1.0
744,000		Credit Suisse/New York NY, 3.500%, 03/23/15	775,289	0.4
700,000	#	Daimler Finance North America LLC, 1.250%, 01/11/16	700,452	0.4
781,000		Fifth Third Bancorp., 3.625%, 01/25/16	824,567	0.5
200,000		Ford Motor Credit Co. LLC, 1.700%, 05/09/16	200,147	0.1
600,000		Ford Motor Credit Co., LLC, 2.750%, 05/15/15	614,008	0.4
920,000		General Electric Capital Corp., 4.875%, 03/04/15	973,940	0.6
905,000		General Electric Capital Corp., 1.000%–3.750%, 11/14/14–12/11/15	917,360	0.5
499,000		Goldman Sachs Group, Inc./The, 1.600%, 11/23/15	502,929	0.3
762,000		Goldman Sachs Group, Inc., 0.769%, 01/12/15	761,318	0.4
641,000		Goldman Sachs Group, Inc., 0.666%–3.625%, 07/22/15–02/07/16	660,594	0.4
426,000	#	HSBC Bank PLC, 1.500%, 05/15/18	414,628	0.2
180,000	#	Hyundai Capital America, 1.625%, 10/02/15	180,390	0.1
300,000	#	Hyundai Capital America, 1.875%, 08/09/16	301,528	0.2
541,000	#	International Lease Finance Corp., 6.500%, 09/01/14	563,993	0.3
442,000		JPMorgan Chase & Co., 1.625%, 05/15/18	428,625	0.2
975,000		JPMorgan Chase & Co., 3.150%, 07/05/16	1,023,904	0.6

See Accompanying Notes to Financial Statements

ING SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
866,000		JPMorgan Chase & Co., 3.700%, 01/20/15	$897,243	0.5
312,000	#	MassMutual Global Funding II, 3.125%, 04/14/16	328,198	0.2
470,000	#	MetLife Institutional Funding II, 1.625%, 04/02/15	476,353	0.3
245,000	#	Metropolitan Life Global Funding I, 1.700%, 06/29/15	248,434	0.1
1,212,000		Morgan Stanley, 1.750%–6.000%, 04/28/15–04/25/18	1,245,379	0.7
535,000		National Australia Bank Ltd./New York, 1.600%, 08/07/15	543,849	0.3
300,000	#	National Australia Bank Ltd., 1.250%, 03/08/18	293,773	0.2
500,000	#	Nordea Bank AB, 0.875%, 05/13/16	496,566	0.3
865,000		PNC Funding Corp., 2.700%–5.625%, 09/19/16–02/01/17	941,362	0.5
650,000		Prudential Financial, Inc., 3.875%, 01/14/15	675,869	0.4
1,225,000		Royal Bank of Canada, 0.850%–1.500%, 03/08/16–01/16/18	1,215,025	0.7
830,000		SunTrust Bank/Atlanta GA, 0.548%–0.552%, 04/01/15–08/24/15	822,937	0.5
1,066,000		Wells Fargo & Co., 1.500%–2.100%, 05/08/17–01/16/18	1,073,937	0.6
17,092,000		Other Securities(a)	17,510,532	10.1
			49,708,250	28.6

		Health Care: 6.5%
677,000		Cigna Corp., 2.750%, 11/15/16	703,911	0.4
386,000	#	Mylan, Inc., 6.000%, 11/15/18	416,182	0.2
784,000		Pfizer, Inc., 5.350%, 03/15/15	837,850	0.5
500,000	#	Valeant Pharmaceuticals International, 6.750%, 10/01/17	536,250	0.3
300,000	#	Zoetis, Inc., 1.150%, 02/01/16	301,407	0.2
8,344,000		Other Securities	8,534,049	4.9
			11,329,649	6.5

		Industrials: 2.4%
500,000	#	Aviation Capital Group Corp., 3.875%, 09/27/16	506,875	0.3
440,000		General Electric Co., 0.850%, 10/09/15	441,269	0.3
3,031,000		Other Securities	3,144,476	1.8
			4,092,620	2.4

		Information Technology: 3.3%
724,000		Intel Corp., 1.350%–1.950%, 10/01/16–12/15/17	725,652	0.4
5,048,000		Other Securities(a)	5,078,660	2.9
			5,804,312	3.3

		Materials: 1.7%
277,000	#	Glencore Funding LLC, 1.700%, 05/27/16	273,164	0.2
96,000	#	Xstrata Canada Financial Corp., 2.850%, 11/10/14	97,469	0.0
330,000	#	Xstrata Finance Canada Ltd., 2.050%, 10/23/15	331,090	0.2
2,269,000		Other Securities	2,294,630	1.3
			2,996,353	1.7

		Telecommunication Services: 3.5%
1,112,000		AT&T, Inc., 0.800%–5.625%, 12/01/15–12/01/17	1,131,620	0.7
750,000		Cisco Systems, Inc., 5.500%, 02/22/16	834,108	0.5
396,000		Verizon Communications, Inc., 2.500%, 09/15/16	408,534	0.2
1,500,000		Verizon Communications, Inc., 3.000%, 04/01/16	1,564,992	0.9
2,038,000		Other Securities	2,115,089	1.2
			6,054,343	3.5

		Utilities: 2.6%
500,000	#	Calpine Corp., 7.250%, 10/15/17	521,250	0.3
600,000		Dominion Resources, Inc./VA, 1.400%, 09/15/17	592,249	0.4
200,000		Dominion Resources, Inc., 2.250%, 09/01/15	205,505	0.1
690,000		Georgia Power Co., 0.625%, 11/15/15	688,976	0.4
762,000		Georgia Power Co., 0.750%–3.000%, 08/10/15–04/15/16	779,922	0.4
1,656,000		Other Securities	1,700,735	1.0
			4,488,637	2.6

		Total Corporate Bonds/Notes
		(Cost $110,737,605)	110,368,987	63.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 10.1%
468,000	#	American General Mortgage Loan Trust 2010-1, 5.650%, 03/25/58	483,952	0.3

See Accompanying Notes to Financial Statements

ING SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
520,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.516%, 07/10/43	$542,543	0.3
617,000		Bank of America Merrill Lynch Commercial Mortgage, Inc., 4.621%, 07/10/43	629,125	0.4
834,017		Bear Stearns Commercial Mortgage Securities Trust 2003-TOP12, 4.397%, 08/13/39	842,892	0.5
590,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.074%, 02/13/42	615,284	0.4
203,921		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18, 5.957%, 06/11/50	211,751	0.1
250,000	#	Commercial Mortgage Trust, 5.892%, 06/10/36	254,665	0.1
557,000		Credit Suisse First Boston Mortgage Securities Corp., 5.290%, 08/15/38	580,568	0.3
660,000	#	Credit Suisse First Boston Mortgage Securities Corp., 4.617%, 05/15/38	660,232	0.4
50,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	50,110	0.0
45,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	49,877	0.0
100,000	#	Del Coronado Trust, 4.000%, 03/15/26	99,886	0.1
711,370		GE Capital Commercial Mortgage Corp., 5.133%–5.489%, 05/10/43–11/10/45	738,199	0.4
113,871	#	JP Morgan Chase Commercial Mortgage Securities Corp., 4.158%, 01/12/39	114,861	0.1
590,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5, 5.523%, 12/15/44	616,463	0.3
95,896		JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-CIBC13, 5.419%, 01/12/43	97,731	0.1
491,601		JP Morgan Chase Commercial Mortgage Securities Corp., 4.878%–5.987%, 01/15/42–02/15/51	501,093	0.3
310,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	316,462	0.2
280,000		LB-UBS Commercial Mortgage Trust 2004-C4, 5.710%, 06/15/36	287,630	0.2
680,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	706,097	0.4
1,210,000		LB-UBS Commercial Mortgage Trust 2005-C5, 5.127%, 09/15/40	1,272,028	0.7
299,878		LB-UBS Commercial Mortgage Trust, 5.300%, 11/15/38	316,069	0.2
420,000	#	LB-UBS Commercial Mortgage Trust, 5.416%, 10/15/36	428,617	0.2
401,502		Morgan Stanley Capital I Trust 2005-HQ6, 4.973%, 08/13/42	409,461	0.2
257,426		Morgan Stanley Capital I Trust 2006-TOP21, 5.185%, 10/12/52	260,409	0.2
1,250,000		Morgan Stanley Capital I, 5.172%, 08/13/42	1,266,910	0.7
783,441		Morgan Stanley Capital I, 5.152%–5.760%, 08/13/42–04/12/49	798,808	0.5
136,440	#	NorthStar 2012-1 Mortgage Trust, 1.379%, 08/25/29	136,390	0.1
800,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	881,682	0.5
790,473		TIAA Seasoned Commercial Mortgage Trust, 5.551%, 08/15/39	842,719	0.5
630,000	#	Wachovia Bank Commercial Mortgage Trust Series 2003-C8, 5.471%, 11/15/35	630,964	0.4
430,000	#	Wachovia Bank Commercial Mortgage Trust Series 2004-C14, 5.816%, 08/15/41	437,789	0.2
220,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.915%, 05/15/43	242,268	0.1
118,320		Wachovia Bank Commercial Mortgage Trust, 5.246%, 12/15/43	119,039	0.1
1,077,601		Other Securities	1,095,382	0.6

		Total Collateralized Mortgage Obligations
		(Cost $17,562,332)	17,537,956	10.1

FOREIGN GOVERNMENT BONDS: 0.3%
500,000		Other Securities	509,053	0.3

		Total Foreign Government Bonds
		(Cost $517,474)	509,053	0.3

See Accompanying Notes to Financial Statements

ING SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: 13.1%
		Automobile Asset-Backed Securities: 2.9%
481,000	#	Hyundai Auto Lease Securitization Trust, 0.660%, 06/15/16	$480,727	0.3
768,000		Hyundai Auto Receivables Trust, 0.750%, 09/17/18	762,239	0.4
700,000		SMART Trust, 1.050%, 10/14/18	697,109	0.4
3,038,000		Other Securities	3,033,606	1.8
			4,973,681	2.9

		Credit Card Asset-Backed Securities: 2.1%
848,000		BA Credit Card Trust, 4.932%, 03/15/16	849,578	0.5
761,000		Capital One Multi-Asset Execution Trust, 5.050%, 12/17/18	836,094	0.5
786,000		Citibank Credit Card Issuance Trust, 5.350%, 02/07/20	905,944	0.5
582,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	673,266	0.4
418,000		Other Securities	416,722	0.2
			3,681,604	2.1

		Home Equity Asset-Backed Securities: 0.2%
350,691		Other Securities	362,499	0.2

		Other Asset-Backed Securities: 7.9%
278,215	#	Aimco CDO, 0.516%, 10/20/19	272,464	0.2
500,000	#	Apidos CDO II, 1.064%, 12/21/18	481,737	0.3
250,000	#	Ares VIR CLO Ltd., 2.156%, 03/12/18	246,509	0.1
176,019	#	Ares VR CLO Ltd., 2.162%, 02/24/18	173,915	0.1
421,581	#	Ares X CLO Ltd., 2.252%, 09/18/17	422,213	0.3
325,000	#	Ares XII CLO Ltd., 2.262%, 11/25/20	320,540	0.2
250,000	#	Atrium III, 2.262%, 10/27/16	244,057	0.2
250,000	#	Atrium III, 6.362%, 10/27/16	240,886	0.1
500,000	#	Atrium IV, 1.008%, 06/08/19	480,577	0.3
250,000	#	Callidus Debt Partners CLO Fund VII Ltd., 2.516%, 01/21/21	249,353	0.1
244,731	#	Castle Garden Funding, 0.520%, 10/27/20	242,472	0.1
250,000	#	Castle Garden Funding, 1.010%, 10/27/20	245,881	0.1
300,000	#	Castle Garden Funding, 5.010%, 10/27/20	300,370	0.2
375,000	#	CIFC Funding 2006-I Ltd., 0.666%, 10/20/20	357,003	0.2
500,000	#	Clydesdale CLO 2005 Ltd, 0.718%, 12/06/17	491,751	0.3
500,000	#	Dryden VIII Leveraged Loan CDO 2005, 0.982%, 05/22/17	496,571	0.3
290,248	#	Emporia Preferred Funding II Corp., 0.546%, 10/18/18	288,757	0.2
575,000	#	Emporia Preferred Funding, 0.766%, 10/18/18	548,243	0.3
202,627	#	GSAMP Trust 2005-SEA2, 0.529%, 01/25/45	195,783	0.1
32,286	#	Gulf Stream — Compass CLO 2005-I Ltd., 0.684%, 05/15/17	32,260	0.0
375,000	#	Gulf Stream — Compass CLO 2005-I Ltd., 2.164%, 05/15/17	368,546	0.2
500,000	#	Gulf Stream — Compass CLO 2005-II Ltd., 1.065%, 01/24/20	489,932	0.3
250,000	#	Gulf Stream — Compass CLO 2007-I Ltd., 2.264%, 10/28/19	245,618	0.1
500,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 0.603%, 08/21/20	492,362	0.3
300,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 0.963%, 08/21/20	285,931	0.2
225,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 1.863%, 08/21/20	216,563	0.1
250,000	#	Halcyon Structured Asset Management CLO I Ltd., 1.963%, 05/21/18	247,371	0.1
400,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.715%, 08/07/21	386,579	0.2
250,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 2.565%, 08/07/21	242,072	0.2
250,000	#	Hewett’s Island Clo IV Ltd., 1.016%, 05/09/18	247,868	0.1
342,720	#	Katonah VI Ltd., 2.453%, 09/20/16	343,121	0.2
500,000	#	Landmark VI CDO Ltd, 0.768%, 01/14/18	483,133	0.3
179,427	#	Lightpoint CLO Ltd., 0.514%, 09/15/17	176,669	0.1
250,000	#	Madison Park Funding I Ltd., 2.165%, 05/10/19	249,934	0.1
550,000	#	Marathon CLO I Ltd, 2.164%, 07/26/19	550,844	0.3
300,000	#	Stanfield Bristol CLO Ltd, 0.714%, 10/15/19	295,434	0.2
250,000	#	Stanfield Veyron CLO Ltd., 1.868%, 07/15/18	235,513	0.1

See Accompanying Notes to Financial Statements

ING SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
225,000	#	WhiteHorse III Ltd./Corp, 1.015%, 05/01/18	$222,577	0.1
1,672,327		Other Securities	1,670,438	1.0
			13,781,847	7.9

		Total Asset-Backed Securities
		(Cost $22,804,439)	22,799,631	13.1

U.S. TREASURY OBLIGATIONS: 2.3%
		U.S. Treasury Notes: 2.3%
1,323,000		0.250%, due 09/30/15	1,321,192	0.7
2,600,000		0.875%, due 09/15/16	2,619,804	1.5
135,000		1.375%, due 09/30/18	134,942	0.1

		Total U.S. Treasury Obligations
		(Cost $4,073,561)	4,075,938	2.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.2%
		Federal Home Loan Mortgage Corporation: 3.4%##
1,585,403		5.000%, due 07/15/39	1,714,328	1.0
1,793,831		5.500%, due 07/01/38	1,945,728	1.1
689,518		5.500%, due 02/01/39	750,255	0.4
1,386,660		5.500%, due 01/01/37–10/01/38	1,508,566	0.9
			5,918,877	3.4

		Federal National Mortgage Association: 3.7%##
751,418		3.000%, due 04/25/40	775,458	0.5
747,589		3.000%, due 05/25/40	764,422	0.4
710,626		4.000%, due 10/25/50	744,350	0.4
691,348		4.500%, due 10/25/40	720,060	0.4
1,177,225		5.000%, due 01/01/23	1,264,177	0.7
855,491		6.000%, due 01/01/38	947,477	0.6
1,151,666		3.000%–5.000%, due 07/01/34–12/25/39	1,214,427	0.7
			6,430,371	3.7

		Government National Mortgage Association: 2.1%
3,217,795		5.500%, due 06/15/43	3,567,967	2.1
		Total U.S. Government Agency Obligations
		(Cost $15,926,039)	15,917,215	9.2

		Total Long-Term Investments
		(Cost $171,621,450)	171,208,780	98.5

SHORT-TERM INVESTMENTS: 1.7%
		Securities Lending Collateralcc(1): 0.8%
304,665		Credit Suisse Securities, Repurchase Agreement dated 09/30/13, 0.05%, due 10/01/13 (Repurchase Amount $304,665, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $310,760, due 11/15/17–08/15/41)	304,665	0.2
1,000,000		Daiwa Capital Markets, Repurchase Agreement dated 09/30/13, 0.12%, due 10/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,020,000, due 01/22/14–03/01/48)	1,000,000	0.6
			1,304,665	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
1,590,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
	(Cost $1,590,000)	1,590,000	0.9

	Total Short-Term Investments
	(Cost $2,894,665)	2,894,665	1.7

	Total Investments in Securities (Cost $174,516,115)	$174,103,445	100.2
	Liabilities in Excess of Other Assets	(416,972)	(0.2)
	Net Assets	$173,686,473	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of September 30, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

See Accompanying Notes to Financial Statements

ING SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$421,984
Gross Unrealized Depreciation	(834,654)
Net Unrealized Depreciation	$(412,670)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$110,368,987	$—	$110,368,987
Collateralized Mortgage Obligations	—	17,537,956	—	17,537,956
Short-Term Investments	1,590,000	1,304,665	—	2,894,665
Foreign Government Bonds	—	509,053	—	509,053
U.S. Treasury Obligations	—	4,075,938	—	4,075,938
Asset-Backed Securities	—	22,799,631	—	22,799,631
U.S. Government Agency Obligations	—	15,917,215	—	15,917,215
Total Investments, at fair value	$1,590,000	$172,513,445	$—	$174,103,445

Other Financial Instruments+
Futures	202,636	—	—	202,636
Total Assets	$1,792,636	$172,513,445	$—	$174,306,081
Liabilities Table
Other Financial Instruments+
Futures	$(545,720)	$—	$—	$(545,720)
Total Liabilities	$(545,720)	$—	$—	$(545,720)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

ING Short Term Bond Fund Open Futures Contracts on September 30, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	207	12/31/13	$45,594,983	$126,937
U.S. Treasury Long Bond	37	12/19/13	4,934,875	75,699
			$50,529,858	$202,636
Short Contracts
U.S. Treasury 10-Year Note	(212)	12/19/13	(26,794,813)	(463,087)
U.S. Treasury 5-Year Note	(50)	12/31/13	(6,052,344)	(82,633)
			$(32,847,157)	$(545,720)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$202,636
Total Asset Derivatives		$202,636

See Accompanying Notes to Financial Statements

ING SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$545,720
Total Liability Derivatives		$545,720

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$1,157,888
Total	$1,157,888

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(215,214)
Total	$(215,214)

See Accompanying Notes to Financial Statements

ING STRATEGIC INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Shares		Value	Percentage of Net Assets

INVESTMENT COMPANIES: 86.5%
	Affiliated Investment Companies: 86.5%
13,827	ING Emerging Markets Corporate Debt Fund — Class P	$134,260	2.7
38,859	ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	362,165	7.2
13,877	ING Emerging Markets Local Currency Debt Fund — Class P	126,424	2.5
189,061	ING Floating Rate Fund — Class P	1,924,637	38.1
222,866	ING High Yield Bond Fund — Class P	1,818,586	36.0
	Total Investment Companies
	(Cost $4,435,048)	4,366,072	86.5

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.6%
10,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.516%, 07/10/43	10,337	0.2
10,000		Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	11,051	0.2
10,000		GS Mortgage Securities Corp. II, 5.938%, 08/10/38	9,926	0.2
1,000,000	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.447%, 12/15/47	27,664	0.5
10,000		LB-UBS Commercial Mortgage Trust 2000-C4, 8.150%, 07/15/32	10,492	0.2
10,000		LB-UBS Commercial Mortgage Trust 2004-C6, 5.206%, 08/15/36	10,013	0.2
10,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	10,384	0.2
10,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.954%, 07/15/40	9,886	0.2
99,224	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.656%, 12/15/48	7,709	0.2
10,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	10,030	0.2
16,778		Prime Mortgage Trust 2007-1, 5.500%, 03/25/37	14,690	0.3
		Total Collateralized Mortgage Obligations
		(Cost $131,523)	132,182	2.6

U.S. TREASURY OBLIGATIONS: 7.9%
		U.S. Treasury Bonds: 3.5%
178,000		2.500%, due 08/15/23	$176,290	3.5
2,000		2.875%, due 05/15/43	1,697	0.0
			177,987	3.5

		U.S. Treasury Notes: 4.4%
219,000		2.000%, due 09/30/20	218,846	4.4
		Total U.S. Treasury Obligations
		(Cost $392,532)	396,833	7.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 4.8%
		Federal Home Loan Mortgage Corporation: 2.5%##
125,000	W	3.500%, due 02/15/41	126,504	2.5

		Federal National Mortgage Association: 1.7%##
12,000	W	3.000%, due 07/25/42	11,692	0.2
51,000	W	3.500%, due 04/25/42	51,765	1.0
21,000	W	4.500%, due 11/15/35	22,372	0.5
			85,829	1.7

		Government National Mortgage Association: 0.6%
183,099	ˆ	3.500%, due 10/20/41	32,011	0.6
		Total U.S. Government Agency Obligations
		(Cost $228,496)	244,344	4.8
		Total Long-Term Investments
		(Cost $5,187,599)	5,139,431	101.8

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.0%
	Mutual Funds: 1.0%
53,013	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $53,013)	53,013	1.0
	Total Short-Term Investments
	(Cost $53,013)	53,013	1.0
	Total Investments in Securities (Cost $5,240,612)	$5,192,444	102.8
	Liabilities in Excess of Other Assets	(143,456)	(2.8)
	Net Assets	$5,048,988	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of September 30, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

See Accompanying Notes to Financial Statements

ING STRATEGIC INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $5,241,253.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$21,320
Gross Unrealized Depreciation	(70,129)
Net Unrealized Depreciation	$(48,809)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$132,182	$—	$132,182
Investment Companies	4,366,072	—	—	4,366,072
U.S. Treasury Obligations	—	396,833	—	396,833
U.S. Government Agency Obligations	—	244,344	—	244,344
Short-Term Investments	53,013	—	—	53,013
Total Investments, at fair value	$4,419,085	$773,359	$—	$5,192,444

Other Financial Instruments+
Futures	3,636	—	—	3,636
Total Assets	$4,422,721	$773,359	$—	$5,196,080

Liabilities Table
Other Financial Instruments+
Futures	$(5,851)	$—	$—	$(5,851)
Total Liabilities	$(5,851)	$—	$—	$(5,851)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended September 30, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 3/31/13	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Market Value at 9/30/13	Investment Income	Realized Gains/ (Losses)	New Capital Gain Distributions
ING Emerging Markets Corporate Debt Fund — Class P	$644,257	$7,838	$(500,418)	$(17,417)	$134,260	$7,838	$(418)	$—
ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	252,438	250,842	(134,003)	(7,112)	362,165	5,842	(9,003)	—
ING Emerging Markets Local Currency Debt Fund — Class P	903,545	8,484	(761,277)	(24,328)	126,424	8,484	(48,277)	—
ING Floating Rate Fund —Class I	1,026,584	517,888	(1,536,533)	(7,939)	—	21,538	(102)	—
ING Floating Rate Fund — Class P	—	1,933,656	1	(9,020)	1,924,637	18,580	(1)	—
ING High Yield Bond Fund — Class I	1,311,371	268,781	(1,545,126)	(35,026)	—	24,181	28,883	—
ING High Yield Bond Fund — Class P	—	1,841,096	—	(22,510)	1,818,586	19,182	—	—
	$4,138,195	$4,828,585	$(4,477,356)	$(123,352)	$4,366,072	$105,645	$(28,918)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

ING STRATEGIC INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING Strategic Income Fund Open Futures Contracts on September 30, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	1	12/19/13	$126,391	$2,201
U.S. Treasury Long Bond	1	12/19/13	133,375	1,435
			$259,766	$3,636
Short Contracts
U.S. Treasury 2-Year Note	(5)	12/31/13	(1,101,328)	(3,138)
U.S. Treasury 5-Year Note	(4)	12/31/13	(484,188)	(2,713)
			$(1,585,516)	$(5,851)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$3,636
Total Asset Derivatives		$3,636

Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$5,851
Total Liability Derivatives		$5,851

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(24,307)
Total	$(24,307)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$4,462
Total	$4,462

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Funds Trust Registrant was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4	To elect 13 nominees to the Board of Trustees (the “Board”) of the Trust.

9	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING GNMA Income Fund	1*	45,697,698.614	1,692,317.667	3,930,400.771	11,733,445.915	63,053,862.967
	2*	45,577,171.204	1,868,845.951	3,874,400.146	11,733,445.666	63,053,862.967
	9*	44,175,937.817	3,278,171.441	3,866,308.293	11,733,445.416	63,053,862.967

*	Proposals deferred; adjourned to June 13, 2013

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING High Yield Bond Fund	1*	15,965,046.331	318,925.585	554,631.510	2,845,757.331	19,684,360.757
	2*	15,925,175.274	335,551.093	577,877.059	2,845,757.331	19,684,360.757
	9*	15,748,967.303	533,135.568	556,500.554	2,845,757.332	19,684,360.757

*	Proposals passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Intermediate Bond Fund	1*	63,925,098.716	1,037,659.422	1,963,496.481	18,887,673.627	85,813,928.246
	2*	63,805,848.796	1,130,143.457	1,990,262.116	18,887,673.877	85,813,928.246
	9*	62,877,427.945	2,021,078.046	2,027,748.877	18,887,673.378	85,813,928.246

*	Proposals passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Short Term Bond Fund	1*	17,435,162.000	30,671.000	21,147.000	0.000	17,486,980.000
	2*	17,422,447.334	33,212.333	31,320.333	0.000	17,486,980.000
	9*	17,405,582.000	50,751.000	30,647.000	0.000	17,486,980.000

*	Proposals passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Strategic Income Fund	1*	503,257.031	0.000	0.000	0.000	503,257.031
	2*	503,257.031	0.000	0.000	0.000	503,257.031
	9*	503,257.031	0.000	0.000	0.000	503,257.031

*	Proposals passed

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

ING Funds Trust

	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	4**	205,076,376.327	6,720,516.758	0.000	0.000	211,796,893.085
John V. Boyer	4**	205,057,423.179	6,739,469.906	0.000	0.000	211,796,893.085
Patricia W. Chadwick	4**	205,058,609.419	6,738,283.666	0.000	0.000	211,796,893.085
Albert E. DePrince, Jr.	4**	204,985,837.707	6,811,055.378	0.000	0.000	211,796,893.085
Peter S. Drotch	4**	205,023,979.086	6,772,913.999	0.000	0.000	211,796,893.085
J. Michael Earley	4**	205,033,224.761	6,763,668.324	0.000	0.000	211,796,893.085
Martin J. Gavin***	4**	205,072,671.480	6,724,221.605	0.000	0.000	211,796,893.085
Russell H. Jones	4**	205,053,015.216	6,743,877.869	0.000	0.000	211,796,893.085
Patrick W. Kenny	4**	205,020,119.907	6,776,773.178	0.000	0.000	211,796,893.085
Shaun P. Mathews	4**	205,058,646.434	6,738,246.651	0.000	0.000	211,796,893.085
Joseph E. Obermeyer	4**	205,042,902.881	6,753,990.204	0.000	0.000	211,796,893.085
Sheryl K. Pressler	4**	205,082,578.456	6,714,314.629	0.000	0.000	211,796,893.085
Roger B. Vincent	4**	204,995,915.624	6,800,977.461	0.000	0.000	211,796,893.085

**	Proposal passed

***	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

A special meeting of shareholders of the ING Funds Trust Registrant was held June 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING GNMA Income Fund	1*	50,908,307.267	1,989,238.987	4,153,323.851	11,094,079.348	68,144,949.453
	2*	50,568,876.993	2,309,782.691	4,172,210.421	11,094,079.348	68,144,949.453
	9*	49,053,006.883	3,811,921.940	4,185,941.281	11,094,079.349	68,144,949.453

*	Proposals passed

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Funds, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, sub-adviser to the Funds, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Funds, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the administrator for the Funds, will be renamed Voya Funds Services, LLC. The Funds as well as the Registrant that the Funds are organized under will also be renamed.

The new Registrant and Fund names will be as follows:

Current Registrant Name/Current Fund Name	New Registrant Name/New Fund Name, effective May 1, 2014
ING Funds Trust	Voya Funds Trust
ING GNMA Income Fund	Voya GNMA Income Fund
ING High Yield Bond Fund	Voya High Yield Bond Fund
ING Intermediate Bond Fund	Voya Intermediate Bond Fund
ING Short Term Bond Fund	Voya Short Term Bond Fund
ING Strategic Income Fund	Voya Strategic Income Fund

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

SAR-UFIALL (0913-112113)

Semi-Annual Report

September 30, 2013

ING Floating Rate Fund

■  Classes A, C, I, P*, R and W

*Patent Pending

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Portfolio of Investments	20
Shareholder Meeting Information	29
Additional Information	30

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.inginvestment.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Looking ahead with confidence

Dear Shareholder,

It seems that every few years some pundits claim that diversification is dead and that the United States is the only market worthy of investment for the foreseeable future. Generally, these pundits soon are proven wrong, as they were in the third quarter of 2013. Despite a summer filled with worries such as less economic stimulus from the Fed, potential war in the Middle East and rising interest rates, equity markets turned in exceptional performances, most notably the resurgent global markets. Meanwhile the dramatic comeback of global fixed income provided perhaps the biggest surprise of all.

The swift recovery of the international developed and emerging markets illustrates the need to remain well-diversified. Though it can be tempting to time diversification, in our view it is misguided to continuously tilt portfolios one way or the other in an effort to counter bouts of uncertainty. One should not play games with diversification; investing during uncertain times requires effective, disciplined strategy — broad global diversification that casts a net as far and wide as possible — to pursue reduced risk and increased return. If you are contemplating any changes to your investment portfolio, please make sure to discuss them thoroughly with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we will remain committed to delivering unmatched client service with a focus on sustainable long-term investment results.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
October 15, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1	Please see the “Additional Information” section regarding rebranding details on page 30.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2013

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 9.79% in 2013; however, there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term. So capital values should be fairly safe and inflation isn’t an issue. Such arguments would be tested in the months through September, by which point the Index had added another 8.26%. (The MSCI World IndexSM returned 8.87% for the six-months ended September 30, 2013, measured in U.S. dollars.)

In the U.S., with sentiment cushioned by the Federal Reserve’s $85 billion of monthly Treasury and mortgage-backed securities purchases, investors continued to puzzle at an economic recovery that was undeniable but unimpressive.

And any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. He tried to make the point that the “tapering” of bond purchases by the Federal Reserve would be a reason for markets to feel upbeat, as it would only happen when conditions had substantially improved. In the meantime don’t be too worried.

Markets didn’t buy it. Bond yields soared and by June 24 the Index had given back 8%. The securities and currencies of a number of emerging markets were hit particularly hard, especially those with current account deficits and stumbling growth, like Turkey, Brazil, Indonesia and India. This led nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money was here for a long time. Not only were markets being heavily influenced by central bankers; evidently central bankers were more than a little sensitive to their effect on markets.

Soothed by these and later words of comfort in July, investors drove the Index to a new high for the year on August 2. From there the Index retreated 4% by month-end as sentiment was further dampened by the threat of military engagement in the Middle East; however, it was only a pause. With U.S. unemployment falling to 7.3%, the economy growing at 2.5% and core inflation tame at 1.8%, investors were becoming increasingly reconciled to a September 18 announcement by the Federal Reserve of the imminent tapering of their bond purchases. Middle East tensions eased and by the time Chairman Bernanke prepared to speak on that day, the Index was again at a peak for 2013. It received another boost when Mr. Bernanke surprised the world by saying that purchases would be maintained at present levels. It didn’t last. After all, tapering had only been postponed. And there were other things to worry about, like Congressional gridlock that might shut the government down at the end of September and in mid-October trigger a debt ceiling crisis of the type that hit markets so hard in 2011.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 1.77% in the six months through September, despite a late bounce, as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 7.69%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%. But the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 0.81%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 8.31%, albeit down 2.5% from its September 18 record closing high. The consumer discretionary sector did best with a gain of 15.13%, followed by industrials 11.97%. The worst performers were the previously in-favor telecommunications sector –3.44% and utilities –2.55%. Operating earnings per share for S&P 500® companies set a record in the second quarter of 2013. But could this last given that the share of profits in national income was historically high?

In currency markets the dollar fell 5.23% against the euro during the six months and 6.10% against the pound, on better economic news from Europe and, some commentators argued, as sales of longer dated U.S. dollar-denominated bonds were partly reinvested in other currencies. But the dollar advanced 4.30% on the yen on confidence that the new Japanese government’s policy to weaken the yen would succeed.

In international markets, the MSCI Japan® Index jumped 16.22% in the six months through September. Encouragingly, gross domestic product (“GDP”) grew at 3.8% annualized in the second quarter of 2013 after 4.1% in the first. Core consumer prices started rising again, necessary to encourage consumers and companies to spend, although it was mostly driven by energy costs. The MSCI Europe ex UK® Index rose 9.60%, the euro zone at last reporting a slim quarterly GDP growth rate of 0.3% after six straight quarterly declines. The numbers unemployed edged down in June and July, but not enough to dent the record rate of 12.1%. The closely watched composite purchasing managers’ index recorded six straight months of expansion. The MSCI UK® Index added only 2.79%, weighed down by weak Energy and Banking sectors. GDP in the second quarter of 2013 registered an improved 0.7% growth rate, with the third quarter looking even better. Purchasing managers’ indices powered ahead and unemployment receded to 7.7%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

3

ING FLOATING RATE FUND

PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of September 30, 2013
Ba	33.3%
B	62.4%
Caa and below	3.0%
Not rated*	1.3%

Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Dear Shareholders:

ING Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six months ended September 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.29% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”) which returned 1.39%, for the same period.

Portfolio Specifics: Within the below investment grade fixed income market, the six month reporting period was marked by a noticeable divergence of both investor sentiment and investment performance. The first half of the period was marked by continued loose monetary policy, benign credit conditions and global economic growth that was consistent with tempered expectations. As the year progressed, however, the market became fixated on the prospect of the U.S. Federal Reserve Board (the “Fed”) beginning to reduce its long-running bond buying program. As a result, fixed income markets in June corrected in an unusually swift fashion. Although leveraged loans were the best relative performer within the income category, they nonetheless experienced their first negative total return month of the year (–0.59%), due in large part to selling pressure from high yield bond funds and a surge in new issue loan volume.

The Fund underperformed the Index during the reporting period. The Fund continued to actively invest in loans issued at a slight discount in the new issue market and, in virtually all cases, with London Interbank Offered Rate (“LIBOR”) floors (i.e., a minimum LIBOR paid by the issuer pursuant to the underlying loan agreements). In addition, overall exposure to loans issued by borderline investment grade borrowers (with credit ratings of BBB and strong BB) was reduced as yields on these particular loans compressed to unacceptably low levels. The reduction of loans at the highest-rated end of the below investment grade credit spectrum did not materially impact the overall credit quality of the portfolio.

While relative performance has remained favorable, absolute returns have been impacted by the decline in credit spreads, which has effectively lowered the yield on the Fund’s loan assets. At period-end, the Fund had a weighted average nominal spread of 3.81%, compared to 4.40% at the beginning of the period. The weighted average coupon (inclusive of LIBOR floors) for the same period was 4.87% versus 5.53%, respectively. While we expect the re-pricing trend to persist, there are signs indicating the pace is slowing.

TOP TEN LOAN ISSUERS AS OF SEPTEMBER 30, 2013 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Hilton Worldwide Finance, LLC	1.6%	1.7%
Univision Communications, Inc.	1.1%	1.2%
BJs Wholesale Club	1.1%	1.2%
Valeant Pharmaceuticals International, Inc.	0.9%	1.0%
BMC Software, Inc.	0.9%	0.9%
Virgin Media Investment Holdings Limited	0.9%	0.9%
Rexnord Corporation / RBS Global, Inc.	0.9%	0.9%
Hub International Limited	0.8%	0.9%
FMG Resources (August 2006) Pty Ltd	0.8%	0.9%
Ineos US Finance LLC	0.8%	0.9%
Subject to change daily.

Fundamental credit performance remained solid during the reporting period and consistent with the market at large: there were no new defaults in the Fund. The Fund’s largest industry exposures at the end of the reporting period were business equipment/services, health care and electrical. All were generally neutral to generally positive for the Fund’s relative returns during the period.

The Fund continued to be well diversified, with 314 individual issuers and 37 different industry sectors represented. The average issuer exposure as of September 30, 2013 stood at 0.32%, while the average industry sector exposure closed the period at 2.70%. Both measures were largely unchanged from the prior reporting period.

Current Strategy & Outlook: While loan returns have fluctuated recently, we believe market technical factors (i.e., supply and demand) and fundamentals (i.e., credit performance) remain reasonably sound. Flows into the asset class continue to be consistently strong and generally balanced across both retail fund and institutional portfolios. As a result of this demand, credit spreads have contracted, albeit from historically wide levels. Fortunately, a substantial increase in new loan supply since the end of the first quarter of 2013 has absorbed a good portion of the inflows. We believe this provided a degree of stabilization to new issue spreads and yields. In terms of credit fundamentals, trailing default rates at the Index level, while up from recent lows, remain well inside the historical average for the asset class.

Looking ahead, assuming an even-keeled macro-economic backdrop, and supposing we can side-step any self-inflicted political landmines, we envision a technically robust finale to the year in the global loan market. Given concerns over rising interest rates, modest default expectations and a slow but resilient U.S. economy, we believe new investment into the asset class will likely remain robust. We believe new loan supply will remain the wildcard, hopefully fueled by an increase in mergers and acquisitions after a long period of subdued activity.

4

ING FLOATING RATE FUND

PORTFOLIO MANAGERS’ REPORT

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Jeffrey A. Bakalar Senior Vice President Managing Director ING Investment Management Co. LLC	Daniel A. Norman Senior Vice President Managing Director ING Investment Management Co. LLC

ING Floating Rate Fund October 25, 2013

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2013*	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2013*

Class A	$1,000.00	$1,012.90	1.01%	$5.10	$1,000.00	$1,020.00	1.01%	$5.11
Class C	1,000.00	1,009.10	1.76	8.86	1,000.00	1,016.24	1.76	8.90
Class I	1,000.00	1,014.20	0.76	3.84	1,000.00	1,021.26	0.76	3.85
Class P(1)	1,000.00	1,010.60	0.10	0.30	1,000.00	1,024.57	0.10	0.51
Class R	1,000.00	1,011.70	1.26	6.35	1,000.00	1,018.75	1.26	6.38
Class W	1,000.00	1,014.20	0.76	3.84	1,000.00	1,021.26	0.76	3.85

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 108/365 to reflect the most recent fiscal half-year.

6

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2013 (UNAUDITED)

ASSETS:
Investments in securities at fair value (Cost $593,501,905)	$594,175,839
Short-term investments at fair value (Cost $82,000,000)	82,000,000
Total Investments at fair value	676,175,839
Cash	4,290,312
Receivables:
Investment securities sold	5,080,954
Fund shares sold	8,924,875
Interest	1,637,939
Unrealized appreciation on unfunded commitments	10,283
Prepaid expenses	39,461
Reimbursement due from manager	901
Total assets	696,160,564
LIABILITIES:
Payable for investment securities purchased on a delayed-delivery or when-issued basis	47,095,329
Payable for fund shares redeemed	2,912,606
Income distribution payable	195,922
Payable for investment management fees	276,458
Payable for administrative fees	50,265
Payable for shareholder service and distribution fees	104,612
Accrued trustees fees	4,617
Other accrued expenses and liabilities	216,837
Total liabilities	50,856,646
NET ASSETS	$645,303,918
NET ASSETS WERE COMPRISED OF:
Paid-in capital	645,853,550
Distributions in excess of net investment income	(1,303,704)
Accumulated net realized gain	69,855
Net unrealized appreciation	684,217
NET ASSETS	$645,303,918

See Accompanying Notes to Financial Statements

7

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Class A:
Net assets	$101,273,453
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	9,946,508
Net asset value and redemption price per share	$10.18
Maximum offering price per share (2.50%)(1)	$10.44

Class C:
Net assets	$73,022,326
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	7,171,255
Net asset value and redemption price per share(2)	$10.18

Class I:
Net assets	$255,318,353
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	25,089,918
Net asset value and redemption price per share(2)	$10.18

Class P:
Net assets	$12,500,321
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	1,228,155
Net asset value and redemption price per share	$10.18

Class R:
Net assets	$71,092,157
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	6,991,184
Net asset value and redemption price per share	$10.17

Class W:
Net assets	$132,097,308
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	12,951,791
Net asset value and redemption price per share	$10.20

(1) Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)

INVESTMENT INCOME:
Interest	$11,004,733
Amendment fees	450,088
Other	511,450
Total investment income	11,966,271

EXPENSES:
Investment management fees	1,328,477
Administration fees	241,541
Distribution and service fees:
Class A	83,889
Class C	258,755
Class R	120,364
Transfer agent fees:
Class A	24,004
Class C	18,570
Class I	4,827
Class P	78
Class R	17,299
Class W	41,478
Shareholder reporting expense	38,613
Custody and accounting expense	137,472
Registration fees	52,985
Professional fees	40,675
Trustees fees	6,753
Commitment fee	12,708
Miscellaneous expense	20,682
Total expenses	2,449,170
Net waived and reimbursed fees	(157,313)
Net expenses	2,291,857
Net investment income	9,674,414

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	71,489
Net change in unrealized appreciation or depreciation on:
Investments	(3,879,805)
Unfunded commitments	10,153
Net change in unrealized appreciation or depreciation	(3,869,652)
Net realized and unrealized loss	(3,798,163)
Increase in net assets resulting from operations	$5,876,251

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended September 30, 2013	Year Ended March 31, 2013
FROM OPERATIONS:
Net investment income	$9,674,414	$13,734,253
Net realized gain	71,489	1,442,191
Net change in unrealized appreciation or depreciation	(3,869,652)	3,967,354
Net increase in net assets resulting from operations	5,876,251	19,143,798

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,443,505)	(871,877)
Class C	(923,237)	(508,857)
Class I	(4,730,399)	(7,906,748)
Class P	(124,555)	—
Class R	(1,000,600)	(1,105,555)
Class W	(2,658,254)	(3,482,103)
Net realized gains:
Class A	—	(57,784)
Class C	—	(45,743)
Class I	—	(339,006)
Class R	—	(63,420)
Class W	—	(167,918)
Total distributions	(10,880,550)	(14,549,011)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	355,438,862	157,742,423
Reinvestment of distributions	9,965,852	13,381,586
	365,404,714	171,124,009
Cost of shares redeemed	(62,572,060)	(88,506,704)
Net increase in net assets resulting from capital share transactions	302,832,654	82,617,305
Net increase in net assets	297,828,355	87,212,092

NET ASSETS:
Beginning of year or period	347,475,563	260,263,471
End of year or period	$645,303,918	$347,475,563
Distributions in excess of net investment income at end of year or period	$(1,303,704)	$(97,568)

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
09-30-13	10.28	0.20		(0.07)	0.13	0.23	—	—	0.23	10.18	1.29	1.10	1.01	1.01	3.88	101,273	96
03-31-13	10.10	0.52	*	0.21	0.73	0.53	0.02	—	0.55	10.28	7.41	1.11	1.01	1.01	5.08	35,918	101
03-31-12	10.26	0.43	*	(0.08)	0.35	0.45	0.06	—	0.51	10.10	3.58	1.12	1.01	1.01	4.23	10,266	79
08-17-10(4)–03-31-11	10.00	0.21	*	0.25	0.46	0.19	0.01	—	0.20	10.26	4.57	1.30	1.02	1.02	3.49	18,411	73
Class C
09-30-13	10.28	0.16		(0.07)	0.09	0.19	—	—	0.19	10.18	0.91	1.85	1.76	1.76	3.13	73,022	96
03-31-13	10.10	0.44	*	0.21	0.65	0.45	0.02	—	0.47	10.28	6.61	1.86	1.76	1.76	4.33	26,367	101
03-31-12	10.26	0.36	*	(0.09)	0.27	0.37	0.06	—	0.43	10.10	2.80	1.87	1.76	1.76	3.71	7,409	79
08-17-10(4)–03-31-11	10.00	0.19	*	0.22	0.41	0.14	0.01	—	0.15	10.26	4.11	2.05	1.77	1.77	3.46	3,356	73
Class I
09-30-13	10.28	0.21		(0.07)	0.14	0.24	—	—	0.24	10.18	1.42	0.78	0.76	0.76	4.15	255,318	96
03-31-13	10.10	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.28	7.67	0.86	0.76	0.76	5.33	165,936	101
03-31-12	10.27	0.47	*	(0.10)	0.37	0.48	0.06	—	0.54	10.10	3.74	0.87	0.76	0.76	4.65	173,722	79
08-17-10(4)–03-31-11	10.00	0.25	*	0.23	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	3.93	170,660	73
Class P
06-14-13(4)–09-30-13	10.22	0.14		(0.03)	0.11	0.15	—	—	0.15	10.18	1.06	0.12	0.10	0.10	4.66	12,500	96
Class R
09-30-13	10.27	0.19		(0.07)	0.12	0.22	—	—	0.22	10.17	1.17	1.35	1.26	1.26	3.64	71,092	96
03-31-13	10.09	0.49	*	0.21	0.70	0.50	0.02	—	0.52	10.27	7.15	1.36	1.26	1.26	4.84	32,371	101
03-31-12	10.26	0.41	*	(0.09)	0.32	0.43	0.06	—	0.49	10.09	3.22	1.37	1.26	1.26	4.26	16,515	79
08-17-10(4)–03-31-11	10.00	0.21	*	0.23	0.44	0.17	0.01	—	0.18	10.26	4.39	1.55	1.27	1.27	3.87	7,897	73
Class W
09-30-13	10.30	0.21		(0.07)	0.14	0.24	—	—	0.24	10.20	1.42	0.85	0.76	0.76	4.15	132,097	96
03-31-13	10.12	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.30	7.66	0.86	0.76	0.76	5.34	86,844	101
03-31-12	10.27	0.45	*	(0.06)	0.39	0.48	0.06	—	0.54	10.12	3.93	0.87	0.76	0.76	4.74	52,351	79
08-17-10(4)–03-31-11	10.00	0.24		0.24	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	4.49	3,319	73

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series one of which, ING Floating Rate Fund (“Floating Rate” or the “Fund”) is included in this report. The Fund is a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class P*, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A.  Loan and Other Security Valuation. Loans held by the Fund are normally valued at the average of the means of one or more bid and asked quotations obtained from a pricing service or other sources determined by the Board of Trustees (the “Board”) to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the proxy procedure described above.

It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. As of September 30, 2013, 100% of total loans were valued based on these procedures.

Prices from a pricing service may not be available for all loans and the Investment Adviser may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser that the Investment Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value, as defined by the 1940 Act, as determined in good faith under procedures adopted by the Fund’s Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser and monitored by the Fund’s Board through its Compliance Committee.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower’s debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower’s business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower’s management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities other than loans for which reliable market value quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, and under procedures adopted by, the Board of the Fund. Investments in securities of sufficient credit

*	Patent Pending

12

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

quality, maturing in 60 days or less from date of acquisition, are valued at amortized cost which approximates fair value. To the extent the Fund invests in other open-end registered investment companies, the Fund’s net asset value (“NAV”) is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the period ended September 30, 2013, there have been no significant changes to the fair valuation methodologies.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Loan premiums and discounts are amortized and/or accreted for financial reporting purposes. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated

13

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

with the acquisition of loans, are deferred and recognized using the effective yield for financial reporting purposes. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund records distributions to its shareholders on the ex-dividend date.

D.  Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund did not enter into any futures contracts during the period ended September 30, 2013.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency.

E.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Loans. Interest income on such Loans is not accrued until settlement date.

F.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized

14

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the period ended September 30, 2013, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $722,814,914 and $442,314,727, respectively. At September 30, 2013, the Fund held loans valued at $594,175,839 representing 87.9% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”) to provide advisory and management services. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. The Fund is sub-advised by ING Investment Management Co. LLC (“ING IM”). Under the sub-advisory agreement, ING IM is responsible for managing the assets of the Fund in accordance with its investment objective and policies, subject to oversight by the Investment Adviser. Effective June 14, 2013, the Investment Adviser is contractually obligated to waive the investment management fee for Class P shares of the Fund. Termination or modification of this contractual waiver requires approval by the Board.

The Fund has also entered into an Administration Agreement with ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING U.S. Inc., to provide administrative services. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.10% of the Fund’s average daily net assets. Effective June 14, 2013, the Administrator is contractually obligated to waive the administrative fee for Class P shares of the Fund. Termination or modification of this contractual waiver requires approval by the Board.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I, Class P and Class W, has adopted a plan (each a “Plan” and collectively, the “Plans”), whereby ING Investments Distributor, LLC (the “Distributor”) is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other

15

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended September 30, 2013, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$30,144	—
Contingent Deferred Sales Charge	—	$2,002

NOTE 6 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses (and acquired fund fees and expenses), to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class P — 0.15%
Class R — 1.25%
Class W — 0.75%

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund.

The Expense Limitation Agreement is contractual through August 1, 2014 and shall renew automatically for one-year terms unless: (i) The Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Management Agreement has been terminated.

As of September 30, 2013, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

September 30,
2014	2015	2016	Total
$367,888	$247,940	$186,134	$801,962

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of September 30, 2013 are as follows:

	September 30, 2013
	2014	2015	2016	Total
Class A	$—	$—	$22,351	$22,351
Class C	—	—	17,239	17,239
Class R	—	—	16,111	16,111
Class W	—	—	39,070	39,070

NOTE 7 — LINE OF CREDIT

The Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $25,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the period ended September 30, 2013, the Fund did not utilize the line of credit.

NOTE 8 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the Fund:

Affiliated Investment Company or Subsidiary	Percentage
ING National Trust	11.15%
ING Solution 2025 Portfolio	6.13%
ING Solution 2035 Portfolio	5.41%

16

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 8 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 9 — UNFUNDED COMMITMENTS

As of September 30, 2013, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

Principal Amount
Media General Inc.	$2,747,966

The unrealized appreciation on this commitment of $10,283 as of September 30, 2013 is reported as such on the Statement of Assets and Liabilities.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
09-30-13	7,536,572	128,897	(1,212,569)	6,452,900	77,106,141	1,316,808	(12,392,804)	66,030,145
03-31-13	2,722,982	81,409	(327,508)	2,476,883	27,791,758	829,471	(3,333,210)	25,288,019
Class C
09-30-13	5,014,772	62,941	(470,725)	4,606,988	51,360,226	643,095	(4,818,672)	47,184,649
03-31-13	2,059,895	36,736	(266,013)	1,830,618	21,046,713	374,437	(2,705,134)	18,716,016
Class I
09-30-13	11,770,344	413,981	(3,238,463)	8,945,862	120,319,515	4,230,261	(33,097,410)	91,452,366
03-31-13	5,248,615	767,169	(7,075,274)	(1,059,490)	53,494,091	7,796,350	(71,396,295)	(10,105,854)
Class P
06/14/13(1)-03-31-13	1,215,936	12,219	—	1,228,155	12,418,085	124,570	—	12,542,655
Class R
09-30-13	3,818,973	97,897	(76,767)	3,840,103	39,002,562	999,214	(785,144)	39,216,632
03-31-13	1,619,269	114,941	(219,259)	1,514,951	16,483,646	1,168,975	(2,222,800)	15,429,821
Class W
09-30-13	5,378,003	258,979	(1,119,193)	4,517,789	55,232,333	2,651,904	(11,478,030)	46,406,207
03-31-13	3,813,346	315,035	(868,891)	3,259,490	38,926,215	3,212,353	(8,849,265)	33,289,303

(1)	Commencement of Operations.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Six Months Ended September 30, 2013	Year Ended March 31, 2013
Ordinary Income	Ordinary Income	Long-term Capital Gains
$10,880,550	$14,210,876	$338,135

17

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of March 31, 2013 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)
$6,047	$4,546,188

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010, the year of commencement of operations.

As of September 30, 2013, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — RESTRUCTURING PLAN

The Investment Adviser, ING IM, the Administrator, and the Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. In addition, shareholders of the Fund were asked to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. Shareholders of the Fund approved a new advisory and sub-advisory agreement on May 13, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the

18

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 12 — RESTRUCTURING PLAN (continued)

Separation Plan is expected to result in the Adviser’s and affiliated entities’ loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

NOTE 13 — SUBSEQUENT EVENTS

Dividends

Subsequent to September 30, 2013, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0325	November 1, 2013	Daily
Class C	$0.0260	November 1, 2013	Daily
Class I	$0.0347	November 1, 2013	Daily
Class P	$0.0403	November 1, 2013	Daily
Class R	$0.0303	November 1, 2013	Daily
Class W	$0.0347	November 1, 2013	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

19

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2013 (UNAUDITED)

ING FLOATING RATE FUND

Principal Amount†		Borrower\Tranche Description	Fair Value	Percentage of Net Assets
Loans*: 92.1%
Air Transport: 2.2%
5,486,250		American Airlines, Inc., Incremental Term Loan, 4.750%, 06/30/14	$5,458,819	0.8
387,568		Data Device Corp. (DDC), First Lien Term Loan, 8.000%, 07/11/18	381,027	0.1
2,450,000		Delta Airlines, Inc., Corporate Term Loan, 4.250%, 04/20/17	2,461,811	0.4
1,492,500		Delta Airlines, Inc., Pacific Routes Term Loan B-1, 4.000%, 10/18/18	1,499,291	0.2
497,500		DigitalGlobe Inc., Term Loan, 3.750%, 01/31/20	498,433	0.1
1,995,000		United Airlines, Inc., Term Loan, 4.000%, 04/01/19	2,007,718	0.3
1,900,000		US Airways Group, Inc., Term Loan B1, 4.250%, 05/22/19	1,894,458	0.3
			14,201,557	2.2
Automotive: 2.4%
935,071		Allison Transmission, Inc., Term Loan B-2, 3.190%, 08/07/17	939,455	0.1
997,487		Allison Transmission, Inc., Term Loan B-3, 3.750%, 08/23/19	999,565	0.2
2,932,500		Chrysler Group LLC, Term Loan B, 4.250%, 05/24/17	2,957,855	0.5
3,591,397	(1)	Fram Group Holdings Inc., First Lien Term Loan, 6.500%, 07/31/17	3,531,916	0.5
498,690		Fram Group Holdings Inc., Second Lien Term Loan, 10.500%, 01/29/18	483,729	0.1
1,000,000		Goodyear Tire & Rubber Company (The), Second Lien Term Loan, 4.750%, 04/30/19	1,008,125	0.2
976,681		KAR Auction Services, Inc., Term Loan B, 3.750%, 05/19/17	981,406	0.2
343,125		Key Safety Systems, Inc., Term Facility, 4.750%, 05/15/18	346,342	0.1
2,384,487		Metaldyne, LLC, Term Loan B, 5.000%, 12/18/18	2,402,371	0.4
295,085		Schrader International, Lux Term Loan, 5.000%, 04/27/18	296,929	0.0
226,994		Schrader International, US Term Loan, 5.000%, 04/27/18	228,413	0.0
273,625		TI Group Automotive Systems, L.L.C., Term Loan B, 5.500%, 03/31/19	275,335	0.0
731,818		UCI International, Inc., Term Loan B, 5.500%, 07/26/17	737,307	0.1
			15,188,748	2.4
Beverage & Tobacco: 0.5%
3,000,000		ARAMARK, Term Loan D, 4.000%, 09/09/19	3,013,575	0.5

Building & Development: 2.2%
1,200,000		American Builders & Contractors Supply Co., Inc., Term Loan B, 3.500%, 04/16/20	1,193,400	0.2
350,000		Capital Automotive L.P., Second Lien Term Loan, 6.000%, 04/30/20	359,188	0.1
2,237,990		Capital Automotive L.P., Term Loan, 4.000%, 04/10/19	2,247,781	0.4
2,100,000	(1)	Minimax Viking GmbH, First Lien Term Loan USD, 4.500%, 08/30/20	2,115,750	0.3
2,805,918	(1)	NCI Building Systems, Inc., Term Loan, 4.250%, 06/24/19	2,812,933	0.4
275,000	(1)	Quikrete Holdings, Second Lien Term Loan, 03/23/21	280,500	0.1
2,625,000	(1)	Quikrete Holdings, Term Loan B, 09/23/20	2,634,426	0.4
886,553		Roofing Supply Group, Term Loan B, 5.000%, 05/31/19	889,878	0.1
1,439,125		Wilsonart LLC, Term Loan B, 4.000%, 10/31/19	1,429,951	0.2
			13,963,807	2.2
Business Equipment & Services: 9.8%
1,198,682		Acosta, Inc., Term Loan D, 5.000%, 03/02/18	1,204,076	0.2
1,202,911		Advantage Sales & Marketing, Inc., Upsized First Lien Term Loan, 4.250%, 12/18/17	1,209,678	0.2
428,571		Advantage Sales & Marketing, Inc., Upsized Second Lien Term Loan, 8.250%, 06/17/18	434,464	0.1
500,000		AlixPartners LLP ,Second Lien Term Loan, 9.000%, 07/09/21	509,688	0.1
2,977,544		AlixPartners LLP ,Term Loan B-2, 5.000%, 07/09/20	3,007,319	0.5
1,675,000		Allflex Holdings III, Inc., First Lien Term Loan, 4.250%, 06/15/20	1,682,852	0.3
475,000		Allflex Holdings III, Inc., Second Lien Term Loan, 8.000%, 06/15/21	482,521	0.1
1,626,045		Avaya Inc., Term B-3 Loan, 4.762%, 10/26/17	1,464,965	0.2
1,734,857		Avaya Inc., Term B-5 Loan, 8.000%, 03/30/18	1,649,044	0.3
1,956,011		Catalent Pharma Solutions, Inc., DollarTterm-2 Loan, 4.250%, 09/15/17	1,963,958	0.3
950,000		Coinmach Service Corp., First Lien Term Loan, 4.253%, 11/14/19	950,000	0.1
1,825,425		CorpSource Finance Holdings, LLC, First Lien Term Loan, 5.250%, 04/30/18	1,829,989	0.3
930,000		CorpSource Finance Holdings, LLC, Second Lien, 8.750%, 04/30/19	939,300	0.1
1,740,700		First American Payment Systems, First Lien Term Loan, 5.750%, 09/30/18	1,746,501	0.3
375,000		First American Payment Systems, Second Lien, 10.750%, 03/30/19	374,766	0.1
1,500,000		First Data Corporation, 2018 Term Loan, 4.180%, 03/24/18	1,489,688	0.2
496,250		Garda World Security Corp., Term Loan B, 5.750%, 11/13/19	497,491	0.1

See Accompanying Notes to Financial Statements

20

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower\Tranche Description	Fair Value	Percentage of Net Assets
Business Equipment & Services: (continued)
1,382,425		GCA Services, Term Loan B, 5.256%, 11/01/19	$1,387,609	0.2
4,206,475	(1)	Go Daddy Operating Company, LLC, Term Loan, 4.250%, 12/17/18	4,200,165	0.6
498,895		Interactive Data Corporation, Term Loan B, 3.750%, 02/11/18	497,960	0.1
450,000		Intertrust Group, Term loan B, 4.748%, 02/04/20	449,156	0.1
673,313		ION Trading Technologies Limited, First Lien Term Loan, 4.500%, 05/22/20	674,154	0.1
450,000		ION Trading Technologies Limited, Second Lien Term Loan, 8.250%, 05/21/21	452,531	0.1
498,750		ISS Holding A/S, Term loan B12, 3.750%, 04/30/18	500,828	0.1
713,213		Learning Care Group, Term loan, 6.000%, 05/08/19	713,658	0.1
2,854,839		Legal Shield, First Lien Term Loan, 6.250%, 05/30/19	2,848,892	0.4
1,000,000		Legal Shield, Second Lien Term Loan, 10.750%, 05/30/20	991,875	0.2
1,472,500		Mercury Payment Systems LLC, Term Loan B Inc, 5.500%, 07/01/17	1,485,384	0.2
1,371,563		Misys (Magic Newco 2 S.a.r.l.), Term Loan USD, 5.000%, 12/12/18	1,373,562	0.2
1,200,938		Property Data I, Inc., Term Loan B, 7.000%, 01/04/17	1,203,190	0.2
1,446,375		RentPath, Inc., Term Loan B, 6.250%, 05/29/20	1,420,159	0.2
496,250		SGS International, Term Loan, 5.000%, 10/17/19	497,491	0.1
1,500,000		Ship US Bidco, Inc. (Worldpay), Term Loan B2, 5.250%, 11/30/19	1,512,375	0.2
1,040,000		Ship US Bidco, Inc. (Worldpay), Term Loan C2, 4.750%, 11/29/19	1,048,666	0.2
1,328,000	(1)	Spotless Group Ltd., First Lien Term Facility, 09/20/18	1,332,980	0.2
516,000	(1)	Spotless Group Ltd., Second Lien Term Facility, 02/28/19	521,160	0.1
2,194,500		StoneRiver Group, LP, First Lien, 4.500%, 11/30/19	2,183,528	0.3
260,000		StoneRiver Group, LP, Second Lien, 8.500%, 05/31/20	264,550	0.0
719,563		Sungard Data Systems Inc, Term Loan B, Tranche D, 4.500%, 01/31/20	727,046	0.1
1,368,125		Sungard Data Systems Inc, Term Loan B, Tranche E, 4.000%, 03/09/20	1,376,249	0.2
2,805,900		SurveyMonkey.com, LLC, Term Loan B, 5.500%, 02/07/19	2,828,628	0.4
303,333		Sutherland Global Services, Term Loan Cayman, 7.250%, 03/06/19	304,281	0.0
671,667		Sutherland Global Services, Term Loan US, 7.250%, 03/06/19	673,766	0.1
361,678		Trans Union LLC, Term Loan, 4.250%, 02/15/19	364,089	0.1
496,256		Transfirst Holdings, Inc., First Lien Term Loan, 4.750%, 12/27/17	497,290	0.1
143,176		U.S. Security Associates Holdings, Inc., Delayed Draw Term Loan, 6.000%, 07/28/17	144,518	0.0
825,935		U.S. Security Associates Holdings, Inc., New Term Loan, 6.000%, 07/28/17	833,679	0.1
54,390		Verifone, Inc., Term Loan B, 4.250%, 12/28/18	54,322	0.0
1,331,667		Vestcom International, Inc., Term Loan, 7.003%, 12/26/18	1,331,667	0.2
399,000		Wash Multi-Family Services, Term Loan, 5.250%, 02/21/19	399,998	0.1
1,322,164		Web.com Group, Inc., First Lien Term Loan, 4.500%, 10/27/17	1,332,080	0.2
4,451,827		West Corp, Term Loan B-8, 3.750%, 07/15/18	4,454,609	0.7
362,263		WIS International, First Lien, 5.750%, 12/20/18	362,715	0.1
250,000		WIS International, Second Lien, 10.250%, 06/01/19	255,625	0.0
			62,936,735	9.8
Cable & Satellite Television: 2.9%
692,640		Atlantic Broadband, Term Loan B, 3.250%, 12/02/19	690,042	0.1
1,137,150		Mediacom Broadband LLC, Term Loan H, 3.250%, 01/01/21	1,130,398	0.2
1,395,891		New Wave Communications, Term Loan, 5.000%, 04/30/20	1,396,764	0.2
2,749,964		RCN Cable, Term Loan B, 5.250%, 02/25/20	2,767,151	0.4
869,975		San Juan Cable LLC, First Lien, 6.000%, 06/09/17	874,325	0.2
1,110,000		UPC Broadband Holding B.V, Term Loan AH, 3.250%, 06/30/21	1,105,144	0.2
6,000,000		Virgin Media Investment Holdings Limited, Term loan B, 3.500%, 06/08/20	5,979,168	0.9
843,625		WaveDivision Holdings LLC, New Term Loan B, 4.000%, 10/01/19	845,207	0.1
3,861,352		Wideopenwest Finance, LLC, Term Loan B, 4.750%, 04/01/19	3,891,923	0.6
			18,680,122	2.9
Chemicals & Plastics: 5.3%
1,355,000	(1)	Armacell, First Lien Term Loan USD, 5.500%, 06/30/20	1,336,369	0.2
3,241,875		Arysta LifeScience Corporation, First Lien Term Loan, 4.500%, 05/29/20	3,245,927	0.5
4,901,622		Axalta Coating Systems (fka DuPont Performance Coatings), Term Loan B, 4.750%, 02/03/20	4,923,944	0.8
667,134		AZ Chem US Inc., Term Loan B, 5.290%, 12/22/17	673,597	0.1
643,179		Chemtura Corporation, Term Loan, 5.500%, 08/29/16	648,806	0.1
325,000		Houghton International, Inc., Second Lien Term Loan, 9.500%, 12/20/20	327,031	0.0

See Accompanying Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower\Tranche Description	Fair Value	Percentage of Net Assets
Chemicals & Plastics: (continued)
2,242,256		Houghton International, Inc., US First Lien Term Loan, 4.000%, 12/20/19	$2,226,841	0.3
5,950,023		Ineos US Finance LLC, Cash Dollar Term Loan, 4.000%, 05/04/18	5,896,104	0.9
519,866		KLEOPATRA LUX 2 S.À. R.L, new Term Loan B, 5.750%, 12/21/16	523,764	0.1
1,895,250		MacDermid, Inc., First Lien Term Loan, 4.000%, 06/07/20	1,899,397	0.3
985,119		Monarch, First Lien Term Loan B-1, 4.500%, 10/03/19	987,582	0.2
511,131		Monarch, First Lien Term Loan B-2, 4.500%, 10/03/19	512,409	0.1
250,000		Monarch, Second Lien Term Loan, 8.250%, 04/01/20	256,875	0.0
2,175,000		Oxea S.a.r.l., First Lien Term Loan, 4.250%, 01/15/20	2,170,896	0.3
570,000		Oxea S.a.r.l., Second Lien Term Loan, 8.250%, 07/15/20	567,150	0.1
1,800,000		Royal Adhesives & Sealants ,First Lien Term Facility, 5.500%, 08/01/18	1,816,875	0.3
1,745,625		Tronox Pigments (Netherlands) BV, Term Loan, 4.500%, 03/19/20	1,758,717	0.3
3,306,155		Univar Inc., Term Loan B, 5.000%, 06/30/17	3,195,753	0.5
1,142,600		Vantage Specialties Inc., Term Loan B, 5.000%, 02/11/18	1,152,598	0.2
			34,120,635	5.3
Clothing/Textiles: 0.3%
1,645,875		Herff Jones, Inc., First Lien Term Loan, 5.500%, 06/25/19	1,656,162	0.2
42,575		Totes Isotoner Corporation, Delayed Draw First Lien Term Loan, 7.292%, 07/07/17	42,708	0.0
410,603		Totes Isotoner Corporation, First Lien Term Loan, 7.255%, 07/07/17	411,885	0.1
			2,110,755	0.3
Conglomerates: 1.1%
937,470		Affinion Group, Inc., First Lien Term Loan, 6.500%, 10/09/16	911,397	0.1
346,500		Fender Musical Instruments Corp., Term Loan B, 5.750%, 04/03/19	347,366	0.0
413,600		Jason Incorporated, Term Loan, 5.000%, 02/28/19	413,600	0.1
746,222		ServiceMaster Company, Extended Term Loan, 4.440%, 01/31/17	730,365	0.1
2,233,747		ServiceMaster Company, Term Loan, 4.250%, 01/31/17	2,179,764	0.3
531,645		Spectrum Brands, Inc., US Term Loan, 4.529%, 12/17/19	534,037	0.1
1,875,000		Waterpik, First Lien, 5.750%, 07/01/20	1,846,875	0.3
396,000		WireCo WorldGroup, Inc., Term Loan B, 6.000%, 02/15/17	398,475	0.1
			7,361,879	1.1
Containers & Glass Products: 3.0%
265,000		Berlin Packaging, LLC, First Lien Term Loan, 4.750%, 04/02/19	265,552	0.0
2,487,500		Berry Plastics Corporation, Term D Loan, 3.500%, 02/01/20	2,467,289	0.4
297,750		Bway Holding Corporation, Term Loan B, 4.500%, 08/07/17	299,611	0.1
1,995,000		EveryWare, Inc., Term Loan, 7.500%, 04/17/20	2,015,782	0.3
2,161,169		Husky Injection Molding Systems, Ltd, Term Loan B, 4.250%, 06/30/18	2,164,547	0.3
3,006,938		Otter Products, Term Loan B, 5.250%, 04/29/19	3,022,892	0.5
2,319,188		Pact Group (USA) Inc, Term Loan, 3.750%, 05/29/20	2,291,647	0.4
934,160		Pro Mach, Inc, Term Loan, 5.000%, 07/06/17	940,582	0.1
3,524,062		Reynolds Group Holdings Inc, Term loan, 4.750%, 09/28/18	3,539,920	0.6
891,000		TricorBraun, Term Loan, 4.003%, 05/03/18	895,084	0.1
1,323,190		WNA Holdings Inc (a.k.a Waddington Group), Term Loan (Canadian Borrower), 4.503%, 06/07/20	1,329,806	0.2
175,560		WNA Holdings Inc (a.k.a Waddington Group), Term Loan (US Borrower), 4.503%, 05/23/20	176,438	0.0
			19,409,150	3.0
Cosmetics/Toiletries: 0.7%
997,500		KIK Custom Products, Inc., First Lien, 5.500%, 04/29/19	979,420	0.1
2,000,000	(1)	Revlon Consumer Products Corporation, Add-On Term Loan B, 08/19/19	1,995,000	0.3
1,890,500		Sun Products Corporation (The), Term Loan B, 5.500%, 03/23/20	1,835,360	0.3
			4,809,780	0.7
Diversified Insurance: 3.6%
1,985,000		Alliant Holdings, I, LLC, Term Loan B, 5.000%, 12/20/19	1,998,631	0.3
3,924,128		AmWINS Group, Inc., Term Loan, 5.000%, 09/06/19	3,948,654	0.6
3,915,812		Applied Systems Inc., First Lien Term Loan, 4.250%, 12/08/16	3,938,653	0.6
300,000		Applied Systems Inc., Second Lien Term Loan, 8.250%, 06/08/17	303,281	0.0
1,645,875		Cooper Gay Swett & Crawford, Ltd., First Lien Term Loan, 5.000%, 04/16/20	1,638,674	0.3

See Accompanying Notes to Financial Statements

22

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower\Tranche Description	Fair Value	Percentage of Net Assets
Diversified Insurance: (continued)
1,400,000		Cooper Gay Swett & Crawford, Ltd., Second Lien Term Loan, 8.250%, 10/15/20	$1,386,000	0.2
5,900,000	(1)	Hub International Limited, Term Loan B, 10/02/20	5,912,290	0.9
2,094,750		National Financial Partners Corp., Term Loan B, 5.250%, 07/01/20	2,109,151	0.3
355,829		Sedgwick Holdings, Inc., First Lien Term Loan, 4.250%, 06/12/18	356,941	0.1
1,688,494		USI, Inc., Term Loan B, 5.000%, 12/27/19	1,699,047	0.3
			23,291,322	3.6
Drugs: 0.3%
1,962,500		Jazz Pharmaceuticals Inc., Term loan B, 3.500%, 06/12/18	1,964,953	0.3

Ecological Services & Equipment: 1.2%
1,401,545		4L Holdings Inc., Term Loan B, 6.763%, 05/07/18	1,402,410	0.2
5,744,137		ADS Waste Holdings, Inc., Term loan B, 4.250%, 10/09/19	5,752,346	0.9
363,619		Waste Industries USA, Inc., New Term Loan B, 4.000%, 03/17/17	364,301	0.1
295,500		WCA Waste Corporation, Term Loan B-1, 4.000%, 03/23/18	296,239	0.0
			7,815,296	1.2
Electronics/Electrical: 7.1%
1,461,184	(1)	Aspect Software, Inc., Term Loan, 7.000%, 05/09/16	1,469,086	0.2
1,480,000		Attachmate Corporation, First Lien Term Loan, 7.250%, 11/22/17	1,487,708	0.2
500,000		Blackboard Inc., Second Lien Term Loan B, 11.500%, 04/04/19	511,250	0.1
2,463,912		Blackboard Inc., Term Loan B-2, 6.250%, 10/04/18	2,486,087	0.4
3,445,000		Blue Coat Systems, Inc., First Lien Term Loan, 4.500%, 05/31/19	3,455,766	0.5
1,000,000		Blue Coat Systems, Inc., Second Lien Term Loan, 9.500%, 06/28/20	1,007,500	0.2
6,000,000	(1)	BMC Software, Inc., U.S. Term Loan, 5.000%, 08/19/20	6,011,748	0.9
995,001		CDW LLC, Term Loan B, 3.500%, 04/29/20	982,148	0.2
1,468,875		Epicor Software Corporation, Term Loan, 4.500%, 05/16/18	1,473,649	0.2
1,830,000		Epiq Systems, Inc., Term Loan, 4.750%, 08/26/20	1,830,000	0.3
1,995,000		Eze Castle Software, Inc., First Lien Term Loan, 4.750%, 04/06/20	2,008,301	0.3
1,500,000		Freescale Semiconductor, Inc. ,Tranche B-5 Term Loan, 5.000%, 01/15/21	1,504,375	0.2
2,771,075		Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 5.000%, 03/01/20	2,786,302	0.4
1,679,069		Greeneden U.S. Holdings II, L.L.C., Term Loan, 4.000%, 02/08/20	1,679,594	0.3
465,234		Hyland Software, Inc., First Lien Term Loan, 5.500%, 10/25/19	467,997	0.1
1,771,258		Infor (US), Inc., Term Loan B2, 5.250%, 04/05/18	1,780,114	0.3
665,700		Infor (US), Inc., Term Loan B-3, 3.750%, 06/03/20	662,580	0.1
1,532,439		Kronos Incorporated, First Lien Term Loan, 4.500%, 10/30/19	1,542,017	0.2
395,744		Microsemi Corporation, Term Loan, 3.750%, 02/19/20	396,733	0.1
868,530		Open Link Financial, Inc., Term Loan, 7.750%, 10/30/17	871,787	0.1
2,674,276		RedPrairie Corporation, First Lien Term Loan, 6.750%, 12/21/18	2,698,791	0.4
500,000		RedPrairie Corporation, Second Lien Term Loan, 11.250%, 12/20/19	510,938	0.1
2,456,508		Riverbed Technology, Inc., Term Loan, 4.000%, 12/18/19	2,477,081	0.4
1,973,339		Sabre Inc., Term B Facility, 5.250%, 02/19/19	1,986,413	0.3
727,376		Spansion LLC, Term Loan, 5.250%, 12/15/18	733,286	0.1
1,207,480		SS&C Technologies Inc., Term Loan B-1, 3.500%, 06/07/19	1,209,995	0.2
124,912		SS&C Technologies Inc., Term Loan B-2, 3.500%, 06/07/19	124,990	0.0
552,632		Websense, Inc., Second Lien Term Loan, 8.250%, 12/27/20	554,704	0.1
1,147,125		Websense, Inc., Term Loan B, 4.500%, 06/27/20	1,147,125	0.2
			45,858,065	7.1
Equipment Leasing: 0.2%
250,000		Brock Holdings, Inc., New Second Lien Term Loan, 10.000%, 03/16/18	253,958	0.1
743,922		Brock Holdings, Inc., New Term Loan B, 6.009%, 03/16/17	747,952	0.1
			1,001,910	0.2
Equity REITs and REOCs: 0.2%
975,000		Guggenheim Partners Investment Management Holdings, LLC ,Term Loan B, 4.000%, 07/31/20	979,631	0.2

See Accompanying Notes to Financial Statements

23

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower\Tranche Description	Fair Value	Percentage of Net Assets
Financial Intermediaries: 0.7%
2,294,250		Duff & Phelps, Term Loan, 4.500%, 04/23/20	$2,297,118	0.4
1,260,805		MIP Delaware, LLC, Term Loan, 4.000%, 03/09/20	1,268,685	0.2
671,625		MoneyGram International, Inc., Term Loan B, 4.250%, 03/27/20	672,604	0.1
			4,238,407	0.7
Food Products: 1.7%
1,488,750		Advance Pierre Foods, First Lien Term Loan B, 5.750%, 07/10/17	1,498,985	0.2
1,000,000		Advance Pierre Foods, Second Lien Term Loan, 9.500%, 10/10/17	1,020,000	0.2
2,978,010		Atkins Nutritionals Holdings II, Inc., First Lien Term Loan, 6.250%, 01/02/19	2,985,455	0.5
3,350,000		CSM Bakery Supplies, First Lien Term Loan, 4.750%, 07/03/20	3,331,156	0.5
500,000		CSM Bakery Supplies, Second Lien Term Loan, 8.500%, 06/30/21	502,917	0.1
895,500		Dole Food Company, Inc., Term Loan, 3.753%, 04/01/20	895,314	0.1
822,402		NPC International, Term Loan B, 4.500%, 12/28/18	828,570	0.1
			11,062,397	1.7
Food Service: 1.1%
496,747		Hearthside Food Solutions, LLC, Term Loan, 6.503%, 06/07/18	496,747	0.1
1,971,147		Landry’s Restaurants, Term Loan, 4.750%, 04/24/18	1,987,984	0.3
1,657,500		OSI Restaurant Partners, Inc., Term Loan, 3.500%, 10/09/19	1,657,500	0.3
544,500		P.F. Chang’s China Bistro, Inc., Term Loan B, 5.250%, 06/30/19	549,605	0.1
249,375		Seminole Hard Rock Entertainment, Inc., Term Loan, 3.500%, 05/14/20	249,479	0.0
2,089,500		Weight Watchers International, Inc., Term Loan B-2, 3.750%, 04/02/20	2,052,510	0.3
			6,993,825	1.1
Food/Drug Retailers: 1.4%
543,283		Albertsons LLC, Term Loan B1, 4.250%, 03/21/16	545,660	0.1
1,348,578		Albertsons LLC, Term Loan B2, 4.750%, 03/21/19	1,348,158	0.2
908,438	(1)	Del Taco, Term Loan, 6.270%, 10/01/18	911,844	0.1
1,592,000		Rite Aid Corporation, Tranche 6 Term Loan, 4.000%, 02/21/20	1,596,644	0.2
1,670,880		Roundys Supermarkets, Inc., Term Loan B, 5.750%, 02/13/19	1,640,804	0.3
1,765,661		Sprouts Farmers Market, Term Loan, 4.000%, 04/23/20	1,773,386	0.3
1,094,801		Supervalu, Real Estate Term Loan, 5.000%, 03/21/19	1,093,262	0.2
			8,909,758	1.4
Forest Products: 0.1%
399,000		Xerium Technologies, Inc., Term Loan B, 6.250%, 05/01/19	402,242	0.1

Health Care: 7.8%
348,228		Alere US Holdings, LLC, Term Loan B, 4.253%, 06/30/17	350,840	0.1
997,500		Alliance Healthcare, Term loan B, 4.250%, 06/03/19	998,747	0.2
1,540,646		ATI Physical Therapy, Term loan B, 5.750%, 12/20/19	1,557,979	0.2
1,646,995		Bright Horizons Family Solutions Inc., Term loan B, 4.000%, 01/30/20	1,650,340	0.3
450,000		BSN Medical, Term loan B1A, 4.250%, 08/28/19	451,688	0.1
2,243,161		CHG Medical Staffing, Inc. First Lien Term Loan, 5.000%, 11/19/19	2,262,089	0.3
250,000		CHG Medical Staffing, Inc., Second Lien Term Loan, 9.000%, 11/19/20	255,625	0.0
656,108		ConvaTec, Dollar term loan, 4.000%, 12/22/16	661,296	0.1
1,444,750		DJO Finance LLC, Tranche B-3 Term Loan, 4.750%, 09/15/17	1,452,426	0.2
144,416		Emdeon, Inc., B-2, 3.750%, 11/02/18	144,762	0.0
1,654,696		Envision Healthcare Corporation, Term Loan B, 4.000%, 05/25/18	1,655,040	0.3
400,000		Genex Services, Inc., First Lien Term LoanB, 5.250%, 07/26/18	404,000	0.1
1,986,846		Grifols S.A, Term Loan B, 4.250%, 06/01/17	1,995,952	0.3
1,600,000		Harvard Drug Group LLC, Term Loan B-1, 5.000%, 08/15/20	1,612,000	0.2
2,070,132		Iasis Healthcare LLC, Term B-2, 4.500%, 05/03/18	2,085,658	0.3
979,639		Immucor, Inc., Term B-2 loan, 5.000%, 08/17/18	986,374	0.1
2,000,000		IMS Health Incorporated, Term Loan B, 3.750%, 09/01/17	2,005,626	0.3
3,017,354	(1)	Kinetic Concepts, Inc. ,Incremental Term D-1, 4.500%, 05/04/18	3,040,928	0.5
2,829,188		MedSolutions Holdings, Inc., Term Loan B, 6.500%, 07/08/19	2,832,724	0.4
2,925,285		Onex Carestream Finance LP, First Lien, 5.000%, 06/07/19	2,947,681	0.5
760,000		Onex Carestream Finance LP, Second Lien, 9.500%, 11/30/19	754,300	0.1

See Accompanying Notes to Financial Statements

24

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower\Tranche Description	Fair Value	Percentage of Net Assets
Health Care: (continued)
350,000		Packaging Coordinators, Inc., First Lien Term Loan B, 5.503%, 05/31/20	$350,875	0.1
4,722,495		Par Pharmaceutical Companies, Term Loan B, 4.250%, 09/30/19	4,712,658	0.7
2,009,540		Pharmaceutical Product Development, Inc., Term Loan B-1, 4.250%, 12/05/18	2,018,749	0.3
500,000	(1)	PRA International, Term B, 10/01/20	499,297	0.1
856,994		Press Ganey, First Lien, 4.250%, 04/20/18	858,600	0.1
118,421		Press Ganey, Second Lien, 8.250%, 08/31/18	119,309	0.0
349,165		Select Medical Corporation, Series C Term Loan B, 4.004%, 06/01/18	351,056	0.1
375,000		Steward Health Care System LLC, Term Loan B, 6.750%, 03/30/20	364,688	0.1
1,624,373		Surgical Care Affiliates LLC, Incremental term loan, 4.250%, 06/29/18	1,618,281	0.2
248,750		Truven Health, Inc., Term Loan B, 4.500%, 05/23/19	249,527	0.0
1,704,881		United Surgical Partners International, Inc., Incremental term loan, 4.750%, 04/03/19	1,719,798	0.3
6,466,138		Valeant Pharmaceuticals International, Inc., Series E Tranche B, 4.500%, 08/05/20	6,521,707	1.0
992,500		VWR International Inc., Term Loan B-1, 4.179%, 04/03/17	993,741	0.2
			50,484,361	7.8
Home Furnishings: 1.2%
3,972,487		AOT Bedding Super Holdings, LLC, Term Loan B, 5.000%, 10/01/19	3,989,041	0.6
493,218		Hillman Group (The), Inc., Term Loan B, 4.250%, 05/31/17	497,534	0.1
2,333,518		Monitronics International, Inc., Term Loan B, 4.250%, 03/23/18	2,336,434	0.4
689,505		Protection One, Inc., Term Loan B, 4.250%, 03/21/19	692,091	0.1
17,292		Tempur-Pedic International, Inc., Term Loan B, 3.500%, 03/18/20	17,181	0.0
			7,532,281	1.2
Industrial Equipment: 5.2%
3,179,731		Hamilton Sundstrand Industrial, Term Loan, 4.000%, 12/13/19	3,162,065	0.5
515,190		Alliance Laundry Systems LLC, First Lien Term Loan, 4.250%, 12/10/18	516,800	0.1
669,938		Ameriforge Group Inc., First Lien Term Loan, 5.000%, 12/19/19	671,612	0.1
295,000		Ameriforge Group Inc., Second Lien Term Loan, 8.750%, 01/30/21	298,688	0.1
3,360,619		Apex Tool Group, Term Loan B, 4.500%, 01/31/20	3,376,373	0.5
641,651		CeramTec GmbH, Dollar Term B-1 Loan, 4.250%, 08/30/20	641,651	0.1
63,181		CeramTec GmbH, Dollar Term B-2 Loan, 4.250%, 08/30/20	63,181	0.0
195,168		CeramTec GmbH, Dollar Term B-3 Loan, 4.250%, 08/30/20	195,168	0.0
895,500		Doncasters Group Limited, First lien Term Loan, 5.500%, 04/09/20	901,097	0.1
411,898		Edwards (Cayman Islands II) Limited (aka BOC Edwards), Term Loan B, 4.750%, 03/26/20	412,619	0.1
4,750,000		Gardner Denver, Inc. ,Term Loan B USD, 4.250%, 07/30/20	4,713,054	0.7
2,966,856		Generac Power Systems, Inc., Term Loan B, 3.500%, 05/29/20	2,945,841	0.5
2,475,000		Harvey Gulf International Marine, LLC, Term Loan B, 5.500%, 06/18/20	2,481,187	0.4
945,000		International Equipment Solutions, LLC, Term Loan, 6.750%, 08/31/19	936,141	0.1
6,000,000		Rexnord Corporation / RBS Global, Inc., First Lien Term Loan, 4.000%, 08/30/20	5,940,000	0.9
4,380,000		Schaeffler AG, Term Loan C, 4.250%, 01/27/17	4,400,805	0.7
412,925	(1)	Sensus Metering Systems Inc., First Lien Term Loan, 4.750%, 05/09/17	410,473	0.1
1,409,886		Terex Corporation, Term Loan, 4.500%, 04/28/17	1,425,308	0.2
			33,492,063	5.2
Leisure Good/Activities/Movies: 3.6%
1,453,700		24 Hour Fitness Worldwide, Inc, Term Loan B, 5.250%, 04/22/16	1,468,692	0.2
3,750,000	(1)	Activision Blizzard, Inc., Term Loan B, 09/18/20	3,754,688	0.6
981,366		Delta2 Sarl Luxembourg (Formula One World Championship) ,Term Loan B, 4.500%, 04/30/19	991,793	0.2
822,938		Equinox Holdings, Inc., First Lien Term Loan, 4.506%, 01/31/20	827,567	0.1
250,000		Equinox Holdings, Inc., Second Lien Term Loan, 9.750%, 06/30/20	251,406	0.0
760,731		FGI Operating, Add-On Term Loan, 5.500%, 04/19/19	762,633	0.1
3,373,244		Getty Images, Inc, Term Loan B, 4.750%, 10/18/19	3,017,647	0.5
498,750		Hoyts Group Holdings, First Lien Term Loan, 4.000%, 05/29/20	497,815	0.1
1,375,000		Kasima, LLC (aka Digital Cinema Implementation Partners), Term Loan, 3.250%, 05/17/21	1,370,703	0.2
1,300,000		Live Nation Entertainment, Inc., Term Loan B, 3.500%, 08/16/20	1,298,375	0.2
82,857		NEP/NCP Holdco, Inc, Second Lien, 9.500%, 07/23/20	85,101	0.0
248,125		NEP/NCP Holdco, Inc, Term Loan B, 4.750%, 01/22/20	249,598	0.0
1,949,287		SRAM, LLC, First Lien Term Loan, 4.024%, 04/10/20	1,924,921	0.3
380,000		TWCC Holding Corporation, Second Lien Term Loan, 7.000%, 06/26/20	390,925	0.1

See Accompanying Notes to Financial Statements

25

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower\Tranche Description	Fair Value	Percentage of Net Assets
Leisure Good/Activities/Movies: (continued)
305,000		Warner Music Group, Term Loan, 3.750%, 07/01/20	$303,983	0.0
2,357,692		Wilton Brands, Inc., Term Loan, 7.500%, 08/31/18	2,316,433	0.4
3,977,475		Zuffa, LLC, Term Loan, 4.500%, 02/25/20	3,987,419	0.6
			23,499,699	3.6
Lodging & Casinos: 5.5%
748,125		American Casino and Entertainment Properties LLC, First Lien Term Loan, 6.000%, 07/02/20	759,347	0.1
2,550,000		Boyd Gaming Corporation, Term Loan B, 4.000%, 08/14/20	2,551,063	0.4
505,646		Caesars Entertainment Operating Company, Inc., Term Loan B5, 4.429%, 01/28/18	454,528	0.1
2,234,653		Caesars Entertainment Operating Company, Inc., Term Loan B6, 5.429%, 01/28/18	2,030,044	0.3
700,000		Caesars Octavius, LLC, Term Loan, 9.250%, 04/25/17	707,000	0.1
1,835,873		Cannery Casino Resorts, LLC, First Lien Term Loan, 6.000%, 10/02/18	1,831,283	0.3
671,625		Centaur Acquisition, LLC, First Lien Term Loan, 5.250%, 02/21/19	675,543	0.1
250,000		Centaur Acquisition, LLC, Second Lien Term Loan, 8.750%, 02/21/20	253,125	0.0
11,000,000	(1)	Hilton Worldwide Finance, LLC, Term Loan B-2, 10/25/20	11,001,144	1.7
350,000		Horseshoe Baltimore, Funded Term Loan B, 8.250%, 07/02/20	360,500	0.1
1,987,487		MGM Resorts International, Term Loan B, 3.500%, 12/20/19	1,983,228	0.3
1,640,625	(1)	Peppermill Casinos, Inc., Term Loan B, 7.250%, 10/31/19	1,671,374	0.3
385,875		Pinnacle Entertainment, Inc., Term Loan B1, 3.750%, 08/15/16	387,925	0.1
1,172,063		Pinnacle Entertainment, Inc., Term Loan B2, 3.750%, 08/13/20	1,174,993	0.2
5,500,000	(1)	Scientific Games International, Inc., Term Loan B, 09/30/20	5,463,172	0.8
3,980,000		Station Casinos LLC, Term Loan, 5.000%, 02/28/20	4,014,825	0.6
304,028		Twin River Management Group, Inc., Term Loan B, 5.250%, 09/01/18	307,448	0.0
			35,626,542	5.5
Nonferrous Metals/Minerals: 1.0%
905,450		Constellium Holdco BV, Term Loan B, 6.000%, 03/25/20	934,877	0.2
2,728,828		Fairmount Minerals, Ltd., Term Loan B2, 5.000%, 09/01/19	2,737,339	0.4
1,870,313		Murray Energy Corporation, Term Loan B, 4.750%, 05/24/19	1,870,898	0.3
248,111		Noranda Aluminum Acquisition Corp., Term Loan, 5.750%, 02/28/19	234,155	0.0
487,547		Oxbow Carbon LLC, Term B Facility, 4.250%, 07/19/19	491,203	0.1
			6,268,472	1.0
Oil & Gas: 1.0%
3,650,000		Bronco Midstream Funding, LLC, Term Loan, 5.000%, 08/15/20	3,668,250	0.6
246,621		Crestwood Holdings LLC, Term Loan, 7.000%, 05/30/19	250,629	0.0
2,221,533		FTS International, Inc. (fka FracTech), Term Loan (HoldCo), 8.500%, 05/06/16	2,185,433	0.3
350,000		Samson Investment Company, Second Lien Term Loan, 6.000%, 09/25/18	351,269	0.1
			6,455,581	1.0
Publishing: 0.9%
995,000		McGraw Hill Global Education, Term Loan B, 9.000%, 03/22/19	1,008,681	0.1
727,605		R.H. Donnelley Corporation, Term Loan, 9.386%, 10/24/14	537,336	0.1
4,500,000	(1)	Springer Science + Business Media S.A. ,Term Loan B USD, 5.000%, 08/01/20	4,477,500	0.7
			6,023,517	0.9
Radio & Television: 3.4%
659,140		Barrington Broadcasting Group, Term loan B, 7.500%, 06/14/17	658,728	0.1
2,476,399		Clear Channel Communications, Inc., Term Loan B, 3.829%, 01/29/16	2,341,745	0.4
1,816,171		Cumulus Media Holdings Inc., First Lien Term Loan B, 4.500%, 09/17/18	1,832,440	0.3
968,427		Cumulus Media Holdings Inc., Second Lien Term Loan B, 7.500%, 09/16/19	986,584	0.2
398,362		Entercom Communications Corporation, B-1, 5.032%, 11/23/18	400,852	0.1
900,000		Entravision Communications Corporation, Term Loan B, 3.500%, 05/29/20	889,875	0.1
1,549,452		FoxCo Acquisition, LLC, Term Loan B, 5.500%, 07/31/17	1,559,458	0.2
867,568		Gray Television, Inc., Term Loan B, 4.750%, 10/31/19	873,804	0.1
250,000		Hubbard Radio LLC, Tranche 1 term loan, 4.500%, 04/29/19	251,875	0.0
206,960		Nexstar Broadcasting, Inc., Mission Term B Facility, 4.250%, 12/03/19	207,736	0.0
489,540		Nexstar Broadcasting, Inc., Nexstar Term B Facility, 4.250%, 12/03/19	491,376	0.1
1,865,625		Nine Entertainment, Term Loan, 3.500%, 02/05/20	1,855,131	0.3

See Accompanying Notes to Financial Statements

26

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower\Tranche Description	Fair Value	Percentage of Net Assets
Radio & Television: (continued)
1,342,125	(1)	Raycom TV Broadcasting, LLC, Termm Loan B, 4.250%, 05/31/17	$1,342,125	0.2
730,000		Salem Communications Corporation, Term Loan B, 4.500%, 03/31/20	733,346	0.1
2,860,625		Univision Communications, Inc., New First Lien Term Loan 2020, 4.000%, 03/01/20	2,838,724	0.4
4,975,000		Univision Communications, Inc., Term Loan C 2, 4.500%, 03/02/20	4,963,339	0.8
			22,227,138	3.4
Retailers (Except Food & Drug): 5.9%
2,560,652		Academy Ltd., Term Loan (2012 refi), 4.500%, 08/03/18	2,576,428	0.4
1,949,193		Bass Pro Group, LLC, Term Loan B, 4.000%, 11/20/19	1,957,721	0.3
6,069,301		BJs Wholesale Club, First Lien Term Loan, 4.250%, 09/26/19	6,076,876	0.9
1,363,364		BJs Wholesale Club, Second Lien Term Loan, 9.750%, 03/26/20	1,389,496	0.2
997,500		Burlington Coat Factory, Term Loan B2, 4.250%, 02/23/17	1,001,739	0.2
1,738,750		Harbor Freight Tools USA, Inc., Term Loan, 4.750%, 12/31/19	1,759,180	0.3
487,160		Leslies Poolmart, Inc., Term Loan, 5.250%, 10/16/19	490,053	0.1
1,546,125		Michaels Stores, Inc., Term Loan B, 3.750%, 01/28/20	1,551,371	0.2
1,900,856		Neiman Marcus Group, Inc, Term Loan B, 4.000%, 05/16/18	1,899,470	0.3
541,429		Northern Tool & Equipment Company, Inc., Term Loan, 7.002%, 12/10/19	541,753	0.1
1,958,346		Ollie’s Holdings, Inc., Term Loan, 5.250%, 09/25/19	1,965,690	0.3
3,023,029		OneStopPlus, Term Loan B, 5.500%, 02/05/20	3,040,034	0.5
5,016,988		Party City Holdings Inc, Term Loan B, 4.250%, 07/29/19	5,018,539	0.8
914,758		Pep Boys, Term Loan B, 5.000%, 10/11/18	921,047	0.1
524,861		Pilot Travel Centers LLC, Incremental Term Loan B, 4.250%, 08/07/19	526,994	0.1
1,463,761		Pilot Travel Centers LLC, Term Loan B, 3.750%, 03/30/18	1,463,151	0.2
1,137,263		Savers, Term Loan B, 5.000%, 07/09/19	1,141,527	0.2
723,975		Sleepy’s Holdings, LLC, Term Loan, 5.750%, 03/30/19	727,595	0.1
2,135,187		Toys “R” Us, Inc., Term Loan B-1, 6.000%, 09/01/16	2,094,619	0.3
328,887		Toys “R” Us, Inc., Term Loan B-2, 5.250%, 05/25/18	315,978	0.0
474,646		Toys “R” Us, Inc., Term LoanB-3, 5.250%, 05/25/18	453,050	0.1
1,241,056		Yankee Candle Company, Inc., Term Loan B, 6.250%, 04/02/19	1,243,538	0.2
			38,155,849	5.9
Steel: 0.9%
5,868,418	(1)	FMG Resources (August 2006) Pty Ltd, Term Loan, 5.250%, 10/18/17	5,899,761	0.9

Surface Transport: 0.6%
497,500		Baker Tanks, Inc., Term Loan, 4.250%, 02/15/20	494,390	0.1
3,412,971	(1)	Wabash National Corporation, Term Loan, 4.500%, 05/15/19	3,430,036	0.5
			3,924,426	0.6
Telecommunications: 5.4%
1,589,247		Alcatel-Lucent, US Term Loan, 5.750%, 01/30/19	1,602,301	0.3
4,059,399		Asurion, LLC, Incremental Tranche B-1 Term Loan, 4.500%, 05/24/19	4,027,866	0.6
1,905,225		Asurion, LLC, Incremental Tranche B-2 Term Loan, 3.500%, 07/08/20	1,841,520	0.3
2,015,851		Consolidated Communications, Inc., Term Loan B-3, 5.250%, 12/31/18	2,028,438	0.3
573,563		Cricket Communications, Inc., Term Loan C, 4.750%, 04/16/20	574,484	0.1
3,151,723		Global Tel*Link Corporation, First Lien Term Loan, 5.000%, 05/23/20	3,108,387	0.5
850,000		Global Tel*Link Corporation, Second Lien Term Loan, 9.000%, 11/23/20	831,937	0.1
1,999,253		Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 06/06/19	2,007,376	0.3
1,610,000		Level 3 Financing, Inc, Tranche B 2020 Term Loan, 4.000%, 01/15/20	1,613,764	0.3
2,000,000		Level 3 Financing, Inc, Tranche B-II 2019 Term Loan, 4.750%, 08/01/19	2,008,316	0.3
1,450,000		Level 3 Financing, Inc, Tranche B-III 2019 Term Loan, 4.000%, 08/01/19	1,453,262	0.2
2,658,338		Lightower Fiber Networks, First Lien, 4.500%, 04/13/20	2,663,322	0.4
229,106		SBA Senior Finance II LLC, Incremental Term Loan, 3.750%, 09/25/19	229,584	0.0
250,000		Securus Technologies, Inc., First Lien Term Loan, 4.750%, 04/30/20	246,688	0.1
3,378,782	(1)	Syniverse Holdings, Inc., Term Loan B, 4.000%, 04/23/19	3,385,118	0.5
1,296,402		U.S. Telepacific Corp, First Lien Term Loan, 5.750%, 02/23/17	1,298,022	0.2
794,000		Windstream Corporation, Term Loan B-4, 3.500%, 01/23/20	796,183	0.1
5,385,651		Zayo Group, LLC, Term Loan B, 4.500%, 07/02/19	5,399,115	0.8
			35,115,683	5.4

See Accompanying Notes to Financial Statements

27

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower\Tranche Description	Fair Value	Percentage of Net Assets
Utilities: 1.7%
1,984,975		Calpine Corp, Term Loan B-3, 4.000%, 10/09/19	$1,989,937	0.3
1,296,750		Channelview Cogeneration, Term Loan, 4.250%, 05/08/20	1,306,476	0.2
3,262,592		Dynegy Inc., B-2 Term Loan, 4.000%, 04/23/20	3,261,914	0.5
1,749,052		EquiPower Resources Holdings, LLC, First Lien Term Loan, 4.250%, 12/21/18	1,757,797	0.3
1,122,188		EquiPower Resources Holdings, LLC, Term Loan C, 4.250%, 12/31/19	1,127,330	0.2
1,703,943		La Frontera Generation, LLC, Term Loan, 4.500%, 09/30/20	1,712,463	0.2
			11,155,917	1.7
		Total Loans
		(Cost $593,501,905)	594,175,839	92.1

Shares			Value	Percentage of Net Assets
Short-Term Investments: 12.7%

Short-Term Investments: 12.7%
82,000,000		State Street Institutional Liquid Reserves Fund — Institutional Class
		(Cost $82,000,000)	$82,000,000	12.7
		Total Short-Term Investments
		(Cost $82,000,000)	82,000,000	12.7
		Total Investments (Cost $675,501,905)	$676,175,839	104.8
		Liabilities in Excess of Other Assets	(30,871,921)	(4.8)
		Net Assets	$645,303,918	100.0
	*
Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.

	†	Unless otherwise indicated, principal amount is shown in USD.
	(1)	Trade pending settlement. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.

		Cost for federal income tax purposes is $675,502,162.

		Net unrealized appreciation consists of:

		Gross Unrealized Appreciation	$2,993,089
		Gross Unrealized Depreciation	(2,319,412)
		Net Unrealized Appreciation	$673,677

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Asset Table
Investments, at fair value
Loans	$—	$594,175,839	$—	$594,175,839
Short-Term Investments	82,000,000	—	—	82,000,000
Total Investments, at fair value	$82,000,000	$594,175,839	$—	$676,175,839
Other Financial Instruments+
Unfunded commitments	—	—	—	10,283
Total Assets	$82,000,000	$594,175,839	$—	$676,186,122

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts and unfunded commitments which are fair valued at the unrealized gain (loss) on the instrument.

See Accompanying Notes to Financial Statements

28

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Funds Trust Registrant was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4	To elect 13 nominees to the Board of Trustees (the “Board”) of the Trust.

9	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Floating Rate Fund	1*	16,424,017.641	334,536.315	481,375.22	8,014,574.904	25,254,504.083
	2*	16,396,932.105	336,728.065	506,269.259	8,014,574.654	25,254,504.083
	9*	15,979,781.230	761,637.907	498,510.042	8,014,574.904	25,254,504.083

*  Proposals passed

ING Funds Trust Registrant

	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	4*	205,076,376.327	6,720,516.758	0.000	0.000	211,796,893.085
John V. Boyer	4*	205,057,423.179	6,739,469.906	0.000	0.000	211,796,893.085
Patricia W. Chadwick	4*	205,058,609.419	6,738,283.666	0.000	0.000	211,796,893.085
Albert E. DePrince, Jr.	4*	204,985,837.707	6,811,055.378	0.000	0.000	211,796,893.085
Peter S. Drotch	4*	205,023,979.086	6,772,913.999	0.000	0.000	211,796,893.085
J. Michael Earley	4*	205,033,224.761	6,763,668.324	0.000	0.000	211,796,893.085
Martin J. Gavin**	4*	205,072,671.480	6,724,221.605	0.000	0.000	211,796,893.085
Russell H. Jones	4*	205,053,015.216	6,743,877.869	0.000	0.000	211,796,893.085
Patrick W. Kenny	4*	205,020,119.907	6,776,773.178	0.000	0.000	211,796,893.085
Shaun P. Mathews	4*	205,058,646.434	6,738,246.651	0.000	0.000	211,796,893.085
Joseph E. Obermeyer	4*	205,042,902.881	6,753,990.204	0.000	0.000	211,796,893.085
Sheryl K. Pressler	4*	205,082,578.456	6,714,314.629	0.000	0.000	211,796,893.085
Roger B. Vincent	4*	204,995,915.624	6,800,977.461	0.000	0.000	211,796,893.085

*	Proposal passed

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

29

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Fund, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, sub-adviser to the Fund, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Fund, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Fund, will be renamed Voya Funds Services, LLC. The Fund as well as the Registrant that the Fund is organized under will also be renamed.

The new Registrant and Fund name will be as follows:

Current Registrant Name / Current Fund Name	New Registrant Name / New Fund Name, effective May 1, 2014
ING Funds Trust	Voya Funds Trust
ING Floating Rate Fund	Voya Floating Rate Fund

30

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

SAR-UFR     (0913-112113)

Item 2.	Code of Ethics.

Not required for semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.	Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.	Schedule of Investments.

For the Portfolios that have a complete Schedule of Investments, the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
988,448		Vendee Mortgage Trust, 3.750%, 10/15/41	$966,364	0.1

		Total Collateralized Mortgage Obligations
		(Cost $1,054,387)	966,364	0.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 104.3%
		Federal Home Loan Mortgage Corporation: 3.1%##
15,893,389	ˆ	0.500%, due 07/15/36	258,156	0.0
5,193,915	ˆ	4.500%, due 12/15/40	964,451	0.1
1,146,042		5.000%, due 08/15/36	1,235,004	0.1
170,857		5.450%, due 03/01/37	184,731	0.0
143,683		5.450%, due 07/01/37	155,736	0.0
125,613		5.450%, due 12/01/37	135,933	0.0
163,305		5.450%, due 12/01/37	176,399	0.0
145,796		5.450%, due 05/01/38	157,411	0.0
1,772,850	ˆ	5.500%, due 09/15/35	334,996	0.0
589,400		5.625%, due 12/01/36	638,733	0.1
533,650		5.625%, due 01/01/37	579,883	0.1
63,429		5.625%, due 01/01/37	69,069	0.0
45,307		5.625%, due 01/01/37	49,156	0.0
40,308		5.625%, due 02/01/37	44,565	0.0
442,869		5.625%, due 03/01/37	478,986	0.1
187,754		5.625%, due 03/01/37	203,996	0.0
81,978		5.625%, due 03/01/37	89,876	0.0
91,653		5.625%, due 04/01/37	99,484	0.0
111,840		5.625%, due 06/01/37	121,368	0.0
244,163		5.625%, due 07/01/37	265,511	0.0
101,999		5.625%, due 07/01/37	110,886	0.0
24,169		5.625%, due 12/01/37	26,198	0.0
411,668		5.625%, due 02/01/38	445,240	0.1
128,797		5.650%, due 02/01/37	139,930	0.0
378,842		5.700%, due 06/01/37	412,002	0.1
158,602		5.700%, due 09/01/37	172,485	0.0
161,981		5.700%, due 12/01/37	175,469	0.0
155,388		5.700%, due 01/01/38	168,649	0.0
3,048,158	ˆ	5.918%, due 06/15/40	303,262	0.0
882,650		6.000%, due 03/15/34	1,000,786	0.1
10,577,085		6.000%, due 04/15/36	11,691,096	1.3
150,700		6.050%, due 04/01/38	164,291	0.0
400,119		6.090%, due 12/01/37	443,253	0.1
16,034		7.500%, due 12/01/14	16,468	0.0
29,442		7.500%, due 01/01/30	34,546	0.0
798,988	ˆ	7.821%, due 10/25/23	163,108	0.0
11,458		8.000%, due 01/01/30	11,649	0.0
21,694		9.500%, due 07/01/20	22,769	0.0
921,839		19.313%, due 03/15/35	1,288,873	0.2
665,398		21.304%, due 04/15/35	955,739	0.1
3,911,660		27.871%, due 04/15/32	5,336,904	0.6
			29,327,047	3.1

		Federal National Mortgage Association: 14.4%##
8,174,754	ˆ	3.000%, due 01/25/33	1,210,035	0.1
30,000,000	W	3.000%, due 07/25/42	29,231,250	3.1
5,134,055		3.500%, due 06/25/41	4,894,484	0.5
3,457,000		3.500%, due 09/25/42	3,161,029	0.3
6,080,000	W	4.000%, due 08/25/40	6,358,350	0.7
8,855,092	ˆ	4.000%, due 05/25/42	1,752,924	0.2
20,815,283		4.000%, due 03/15/43	22,052,847	2.3
2,482,489		4.250%, due 08/01/35	2,691,764	0.3
11,831,280		4.500%, due 09/01/41	12,662,641	1.3
6,260,647		4.500%, due 09/01/41	6,705,516	0.7
13,766,781	W	4.605%, due 11/25/33	14,221,188	1.5
884,428		4.750%, due 11/01/34	945,496	0.1
1,521,876		4.750%, due 11/01/34	1,643,011	0.2
1,451,676		4.750%, due 02/01/35	1,567,156	0.2
1,909,859		4.750%, due 04/01/35	2,060,855	0.2
1,490,735		4.750%, due 05/01/35	1,607,450	0.2
1,771,306		4.750%, due 07/01/35	1,909,277	0.2
242,791		4.750%, due 07/01/35	259,442	0.0
1,743,851		5.000%, due 10/25/35	1,955,142	0.2
339,250		5.300%, due 09/01/36	368,083	0.0
108,811		5.300%, due 10/01/36	117,939	0.0
132,494		5.300%, due 10/01/36	143,682	0.0
422,686		5.300%, due 12/01/36	459,785	0.1
391,474		5.300%, due 12/01/36	423,641	0.1
234,929		5.300%, due 02/01/37	254,637	0.0
156,334		5.300%, due 04/01/37	169,449	0.0
174,551		5.300%, due 05/01/37	189,319	0.0
710,367		5.300%, due 08/01/37	770,504	0.1
73,722		5.300%, due 10/01/37	80,429	0.0
353,907		5.500%, due 05/25/34	395,350	0.1
2,763,845		6.000%, due 10/25/37	3,220,067	0.4
568,279		6.000%, due 01/25/44	603,716	0.1
8,528,646	ˆ	6.071%, due 06/25/42	1,649,277	0.2
1,122		6.500%, due 06/01/14	1,135	0.0
196,008		6.500%, due 02/01/29	222,738	0.0
239,888		6.600%, due 07/01/27	266,071	0.0
112,225		6.600%, due 09/01/27	124,422	0.0
48,804		6.600%, due 11/01/27	54,030	0.0
39,707		6.600%, due 03/01/28	43,959	0.0
98,134		6.600%, due 06/01/28	108,644	0.0
2,860		7.000%, due 03/01/15	2,925	0.0
53,811		7.500%, due 05/01/28	57,579	0.0
1,654,656		8.000%, due 12/25/45	1,976,359	0.2
4,161		8.500%, due 08/01/15	4,183	0.0
6,349		8.500%, due 09/01/15	6,561	0.0
2,339,870		8.845%, due 03/25/39	2,544,316	0.3
3,801,514		16.428%, due 05/25/35	4,777,763	0.5
			135,926,420	14.4

		Government National Mortgage Association: 86.8%
3,877,241	ˆ	0.157%, due 02/16/48	63,908	0.0
30,293,104	ˆ	0.232%, due 01/16/50	820,316	0.1
40,691,223	ˆ	0.250%, due 06/20/36	281,844	0.0
34,300,477	ˆ	0.504%, due 11/16/46	784,606	0.1
9,276,485		0.560%, due 04/20/63	9,195,413	1.0
9,866,582		0.586%, due 02/20/62	9,796,016	1.0
66,424,495	ˆ	0.623%, due 01/16/51	2,250,349	0.2
3,950,620		0.830%, due 04/20/40	4,018,578	0.4
1,468,842	ˆ	1.000%, due 06/16/37	40,093	0.0
2,853,512		1.100%, due 06/20/39	2,911,207	0.3
3,596,337		1.130%, due 09/20/38	3,677,332	0.4
10,089,300		1.220%, due 03/20/39	10,296,035	1.1
130,297		1.625%, due 04/20/24	135,863	0.0
128,721		1.625%, due 11/20/27	133,893	0.0
109,761		1.625%, due 06/20/29	114,463	0.0
162,652		1.625%, due 11/20/31	169,195	0.0
347,683		1.625%, due 12/20/31	361,670	0.0
79,338		1.625%, due 03/20/32	82,639	0.0
176,660		1.625%, due 04/20/32	184,234	0.0

See Accompanying Notes to Financial Statements

1

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
180,985		1.625%, due 04/20/32	$188,744	0.0
181,821		1.625%, due 10/20/32	189,137	0.0
58,979		1.625%, due 10/20/33	61,352	0.0
805,869		1.625%, due 04/20/34	840,429	0.1
783,445		1.625%, due 06/20/34	817,043	0.1
819,952		1.625%, due 10/20/34	852,955	0.1
1,762,478		1.625%, due 12/20/34	1,833,421	0.2
235,054		1.625%, due 02/20/35	244,837	0.0
283,868		1.625%, due 10/20/35	295,296	0.0
154,188		1.750%, due 08/20/31	160,441	0.0
268,367		1.750%, due 07/20/32	279,253	0.0
1,061,038		1.750%, due 08/20/32	1,104,081	0.1
127,863		1.750%, due 09/20/32	133,050	0.0
617,028		1.750%, due 08/20/33	638,668	0.1
379,592		1.750%, due 07/20/36	395,000	0.1
15,240,370	ˆ	1.779%, due 10/16/52	1,254,589	0.1
6,597,031		2.999%, due 05/20/41	7,075,590	0.8
23,600,000		3.000%, due 07/20/42	23,330,811	2.5
59,400,000	W	3.500%, due 02/15/41	61,079,909	6.5
30,000,000		3.500%, due 07/20/42	30,956,253	3.3
12,903,490		3.500%, due 05/20/43	13,335,983	1.4
19,283,571		3.750%, due 05/20/42	19,929,539	2.1
18,875,563		3.750%, due 05/20/42	19,505,295	2.1
306,205		4.000%, due 05/20/33	326,136	0.0
406,060		4.000%, due 08/15/33	434,525	0.1
496,921		4.000%, due 01/15/34	525,819	0.1
214,024		4.000%, due 03/15/34	226,467	0.0
471,182		4.000%, due 08/20/35	500,417	0.1
5,563,575	ˆ	4.000%, due 04/20/38	718,628	0.1
3,038,615	ˆ	4.000%, due 08/20/39	915,602	0.1
771,192		4.000%, due 05/15/40	815,942	0.1
11,422,767		4.000%, due 09/20/40	12,103,004	1.3
2,282,441		4.000%, due 12/16/40	2,272,832	0.2
1,674,111		4.000%, due 12/20/40	1,683,740	0.2
4,909,457	ˆ	4.000%, due 04/20/41	901,328	0.1
15,900,000		4.000%, due 06/20/41	16,834,125	1.8
12,523,976		4.000%, due 07/20/41	13,326,811	1.4
1,846,286		4.000%, due 10/20/41	1,865,290	0.2
2,515,281	ˆ	4.000%, due 03/20/42	459,073	0.1
4,103,237		4.000%, due 04/20/42	4,125,442	0.4
1,591,859		4.000%, due 09/15/42	1,688,156	0.2
4,242,949		4.000%, due 10/20/42	4,501,148	0.5
9,408,589		4.000%, due 07/20/43	9,981,839	1.1
8,473,179	ˆ	4.500%, due 08/20/33	278,261	0.0
700,529		4.500%, due 10/20/33	743,276	0.1
345,670		4.500%, due 01/20/34	373,858	0.0
325,553		4.500%, due 01/20/34	352,095	0.0
341,028		4.500%, due 03/20/34	363,408	0.0
163,172		4.500%, due 05/20/34	176,475	0.0
337,832		4.500%, due 06/20/34	365,381	0.0
1,511,084	ˆ	4.500%, due 02/20/35	81,434	0.0
774,782		4.500%, due 10/20/35	837,649	0.1
1,448,715	ˆ	4.500%, due 02/20/36	86,008	0.0
35,992		4.500%, due 07/20/36	39,033	0.0
98,375		4.500%, due 08/20/36	106,808	0.0
569,675	ˆ	4.500%, due 12/20/37	48,451	0.0
2,887,222	ˆ	4.500%, due 02/20/38	88,648	0.0
538,920		4.500%, due 07/20/38	582,148	0.1
1,606,894		4.500%, due 07/20/38	1,735,441	0.2
13,000,000		4.500%, due 03/15/39	13,958,750	1.5
6,200,000		4.500%, due 03/20/39	6,684,375	0.7
3,340,883	ˆ	4.500%, due 04/20/39	576,889	0.1
10,933,810		4.500%, due 05/16/39	11,718,935	1.2
4,761,000		4.500%, due 05/20/39	5,204,654	0.6
260,822		4.500%, due 06/20/39	272,858	0.0
2,937,320		4.500%, due 10/15/39	3,187,333	0.3
2,801,862		4.500%, due 11/15/39	3,040,971	0.3
2,578,152		4.500%, due 11/15/39	2,797,911	0.3
690,986		4.500%, due 12/15/39	749,960	0.1
2,223,431		4.500%, due 01/15/40	2,401,205	0.3
381,497		4.500%, due 01/20/40	404,852	0.1
7,948,617		4.500%, due 02/15/40	8,583,340	0.9
1,031,140		4.500%, due 06/15/40	1,113,291	0.1
468,733		4.500%, due 07/20/40	497,341	0.1
3,062,094		4.500%, due 08/20/40	3,248,929	0.4
4,566,352	ˆ	4.500%, due 06/16/41	965,199	0.1
451,877		4.500%, due 07/20/41	479,490	0.1
5,453,146		4.500%, due 09/20/41	5,887,508	0.6
955,540		4.500%, due 11/15/41	1,035,962	0.1
20,452,991	ˆ	4.500%, due 12/16/42	4,219,119	0.5
2,004,819		4.546%, due 07/20/62	2,177,760	0.2
2,341,888		4.625%, due 10/20/35	2,540,319	0.3
1,361,375		4.639%, due 08/20/42	1,480,869	0.2
11,367,891		4.660%, due 09/20/61	12,728,867	1.4
2,264,847		4.750%, due 08/20/35	2,456,627	0.3
1,889,349		4.850%, due 05/20/40	2,046,754	0.2
4,496,485		4.861%, due 06/20/61	4,970,458	0.5
4,894,329		4.875%, due 01/20/35	5,310,112	0.6
665,211		4.875%, due 02/20/35	724,195	0.1
2,259,216		4.875%, due 04/20/35	2,451,149	0.3
3,987,795		4.875%, due 06/20/35	4,326,558	0.5
162,308		5.000%, due 05/15/18	172,745	0.0
332,571		5.000%, due 02/15/23	353,587	0.0
414,041		5.000%, due 02/15/24	440,223	0.1
188,461		5.000%, due 02/15/24	200,791	0.0
230,077		5.000%, due 02/15/24	245,110	0.0
502,762		5.000%, due 02/15/24	536,503	0.1
259,720		5.000%, due 03/15/24	276,640	0.0
651,602		5.000%, due 03/15/24	695,577	0.1
267,305		5.000%, due 03/15/24	284,749	0.0
1,086,056		5.000%, due 03/15/24	1,159,247	0.1
437,997		5.000%, due 03/15/24	469,208	0.1
151,800		5.000%, due 03/20/24	161,397	0.0
770,266		5.000%, due 04/15/24	822,200	0.1
419,494		5.000%, due 04/15/29	456,254	0.1
363,864		5.000%, due 04/15/30	405,161	0.1
4,158,477		5.000%, due 04/20/30	4,473,057	0.5
510,114		5.000%, due 10/15/30	566,625	0.1
432,398		5.000%, due 07/15/33	480,093	0.1
417,477		5.000%, due 10/20/33	455,882	0.1
259,860		5.000%, due 12/20/33	283,766	0.0
515,287		5.000%, due 12/20/33	562,692	0.1
203,662		5.000%, due 12/20/33	222,399	0.0
142,106		5.000%, due 02/20/34	154,996	0.0
200,112		5.000%, due 03/15/34	219,891	0.0
527,229		5.000%, due 04/15/34	579,731	0.1
268,514		5.000%, due 04/15/34	298,763	0.0
212,309		5.000%, due 07/20/34	231,568	0.0
5,149,138		5.000%, due 10/20/34	5,751,876	0.6
143,993		5.000%, due 12/20/34	157,056	0.0
527,858		5.000%, due 12/20/34	575,741	0.1
151,588		5.000%, due 01/15/35	168,338	0.0
653,320		5.000%, due 03/15/35	715,963	0.1
116,506		5.000%, due 03/15/35	128,091	0.0
2,902,128		5.000%, due 03/20/35	3,269,674	0.4
962,502		5.000%, due 04/15/35	1,067,400	0.1
187,419		5.000%, due 04/15/35	204,213	0.0
199,435		5.000%, due 04/15/35	218,900	0.0
343,404		5.000%, due 04/15/35	373,585	0.0
73,292		5.000%, due 05/15/35	82,256	0.0
340,026		5.000%, due 05/20/35	373,661	0.0
7,448,650	ˆ	5.000%, due 05/20/35	284,623	0.0
96,024		5.000%, due 06/15/35	104,628	0.0
760,513		5.000%, due 07/20/35	846,667	0.1
261,711		5.000%, due 09/15/35	287,581	0.0
729,703	ˆ	5.000%, due 09/16/35	44,586	0.0
1,335,960		5.000%, due 10/20/35	1,507,074	0.2
1,762,440		5.000%, due 11/20/35	1,934,461	0.2
110,627		5.000%, due 12/15/35	120,382	0.0
987,479		5.000%, due 04/20/36	1,081,421	0.1

See Accompanying Notes to Financial Statements

2

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
241,323		5.000%, due 05/20/37	$263,457	0.0
215,770		5.000%, due 09/20/37	228,277	0.0
719,789		5.000%, due 12/20/37	784,781	0.1
224,647		5.000%, due 12/20/37	244,975	0.0
5,330,880	ˆ	5.000%, due 01/20/38	790,446	0.1
344,400		5.000%, due 01/20/38	376,075	0.0
173,640		5.000%, due 02/15/38	189,284	0.0
74,946		5.000%, due 05/20/38	79,732	0.0
609,381		5.000%, due 06/20/38	640,183	0.1
375,571		5.000%, due 06/20/38	397,363	0.1
296,545		5.000%, due 06/20/38	313,598	0.0
232,145		5.000%, due 08/20/38	243,818	0.0
587,194		5.000%, due 10/20/38	624,807	0.1
587,068		5.000%, due 11/20/38	616,751	0.1
647,115		5.000%, due 12/20/38	679,699	0.1
1,630,369		5.000%, due 01/20/39	1,734,957	0.2
588,871		5.000%, due 02/15/39	641,112	0.1
758,877		5.000%, due 03/15/39	852,080	0.1
1,029,000		5.000%, due 05/20/39	1,119,515	0.1
2,679,169	ˆ	5.000%, due 07/16/39	492,567	0.1
194,264		5.000%, due 07/20/39	206,554	0.0
869,171		5.000%, due 10/20/39	949,608	0.1
4,013,978		5.000%, due 11/15/39	4,469,726	0.5
621,434		5.000%, due 11/15/39	692,181	0.1
1,910,776		5.000%, due 11/15/39	2,128,045	0.2
3,575,706		5.000%, due 12/20/39	4,021,205	0.4
1,983,514		5.000%, due 12/20/39	2,163,634	0.2
10,453,069	ˆ	5.000%, due 03/20/40	2,003,488	0.2
1,028,031		5.000%, due 04/15/40	1,124,238	0.1
1,642,456		5.000%, due 05/15/40	1,809,757	0.2
38,157,722		5.000%, due 05/20/40	42,488,070	4.5
1,413,400		5.000%, due 09/15/40	1,544,346	0.2
2,443,977		5.000%, due 09/15/40	2,670,212	0.3
1,475,879	ˆ	5.000%, due 05/20/41	325,897	0.0
4,082,717		5.000%, due 07/20/41	4,472,724	0.5
302,131		5.100%, due 04/20/32	333,144	0.0
3,927,531		5.125%, due 10/20/35	4,235,324	0.5
616,858		5.125%, due 08/20/40	674,447	0.1
1,976,128		5.250%, due 03/20/35	2,130,929	0.2
3,011,383		5.250%, due 04/20/35	3,247,272	0.4
2,634,963		5.250%, due 08/20/35	2,841,378	0.3
8,100,000		5.250%, due 01/20/38	9,128,016	1.0
5,887,157		5.358%, due 02/20/38	6,634,025	0.7
3,377,300		5.375%, due 06/20/35	3,641,709	0.4
1,602,597		5.375%, due 07/20/35	1,728,047	0.2
1,448,445		5.455%, due 04/16/39	1,583,398	0.2
13,999,334		5.473%, due 01/20/60	15,543,230	1.7
248,441		5.500%, due 08/20/24	274,476	0.0
5,671		5.500%, due 04/20/29	6,258	0.0
146,709		5.500%, due 12/20/32	162,478	0.0
1,147,041		5.500%, due 01/16/33	1,290,962	0.1
2,212,013		5.500%, due 01/17/33	2,481,677	0.3
3,610,517		5.500%, due 02/20/33	3,938,213	0.4
26,007		5.500%, due 04/15/33	28,547	0.0
74,205		5.500%, due 06/15/33	81,454	0.0
504,951		5.500%, due 08/20/33	559,120	0.1
1,723,178		5.500%, due 10/20/33	1,898,116	0.2
505,135	ˆ	5.500%, due 11/20/33	9,464	0.0
89,663		5.500%, due 11/20/33	98,800	0.0
152,671		5.500%, due 12/20/33	169,665	0.0
254,826		5.500%, due 01/15/34	288,179	0.0
225,000		5.500%, due 02/20/34	256,162	0.0
4,412,673		5.500%, due 03/16/34	5,036,814	0.5
264,300		5.500%, due 03/20/34	291,245	0.0
537,039		5.500%, due 04/15/34	602,101	0.1
999,785		5.500%, due 04/20/34	1,101,679	0.1
886,751		5.500%, due 04/20/34	983,449	0.1
74,447		5.500%, due 04/20/34	82,436	0.0
344,476		5.500%, due 04/20/34	392,396	0.1
299,301		5.500%, due 06/15/34	332,359	0.0
423,588		5.500%, due 06/20/34	468,734	0.1
110,254		5.500%, due 06/20/34	121,495	0.0
374,005		5.500%, due 07/20/34	414,078	0.1
145,042		5.500%, due 07/20/34	160,608	0.0
160,324		5.500%, due 08/20/34	176,668	0.0
335,884		5.500%, due 09/15/34	368,643	0.0
954,039		5.500%, due 09/15/34	1,047,075	0.1
98,699		5.500%, due 09/15/34	108,318	0.0
159,589		5.500%, due 10/15/34	178,926	0.0
51,175		5.500%, due 12/15/34	56,166	0.0
425,339		5.500%, due 01/15/35	477,182	0.1
351,189		5.500%, due 01/15/35	390,220	0.0
259,378		5.500%, due 01/20/35	285,827	0.0
251,375		5.500%, due 02/15/35	279,312	0.0
65,278		5.500%, due 02/15/35	72,980	0.0
257,465		5.500%, due 03/15/35	282,723	0.0
316,813		5.500%, due 03/15/35	347,893	0.0
636,474		5.500%, due 03/15/35	702,500	0.1
437,890		5.500%, due 04/15/35	486,558	0.1
539,297		5.500%, due 04/15/35	594,923	0.1
151,936		5.500%, due 04/15/35	166,841	0.0
995,466		5.500%, due 05/15/35	1,106,106	0.1
89,703		5.500%, due 05/15/35	98,503	0.0
987,210		5.500%, due 05/15/35	1,087,031	0.1
584,831		5.500%, due 05/20/35	646,576	0.1
423,687		5.500%, due 06/15/35	464,521	0.1
281,972		5.500%, due 06/20/35	315,584	0.0
1,632,997		5.500%, due 07/15/35	1,809,415	0.2
1,312,214		5.500%, due 08/15/35	1,455,584	0.2
54,529		5.500%, due 08/20/35	60,238	0.0
671,263		5.500%, due 09/20/35	742,163	0.1
9,981,573		5.500%, due 12/16/35	11,419,448	1.2
2,577,342		5.500%, due 02/20/36	2,966,010	0.3
190,959		5.500%, due 04/15/36	209,768	0.0
278,458		5.500%, due 06/20/36	306,947	0.0
1,250,000		5.500%, due 08/16/36	1,418,115	0.2
200,000		5.500%, due 07/16/37	227,732	0.0
4,150,735		5.500%, due 10/20/37	4,652,408	0.5
5,767,441		5.500%, due 11/20/37	6,474,302	0.7
146,934		5.500%, due 06/20/38	155,326	0.0
142,144		5.500%, due 08/20/38	150,276	0.0
331,511		5.500%, due 09/20/38	350,431	0.0
43,270		5.500%, due 10/20/38	45,744	0.0
439,800		5.500%, due 11/20/38	464,929	0.1
45,911		5.500%, due 12/20/38	48,524	0.0
320,958		5.500%, due 01/15/39	353,700	0.0
12,194,883		5.500%, due 01/15/39	13,792,109	1.5
156,583		5.500%, due 01/20/39	165,516	0.0
1,376,948		5.500%, due 03/20/39	1,455,540	0.2
254,462		5.500%, due 06/15/39	282,786	0.0
120,011		5.500%, due 06/20/39	126,703	0.0
2,490,901		5.500%, due 09/16/39	2,858,361	0.3
179,648		5.500%, due 10/20/39	198,887	0.0
694,713		5.500%, due 09/15/40	778,697	0.1
1,070,457	ˆ	5.500%, due 09/16/40	175,702	0.0
4,342,205		5.500%, due 06/15/43	4,814,741	0.5
184,518		5.600%, due 12/20/36	203,070	0.0
91,680		5.600%, due 12/20/36	100,822	0.0
173,885		5.600%, due 01/20/37	191,817	0.0
112,010		5.600%, due 01/20/37	123,233	0.0
107,303		5.600%, due 03/20/37	117,837	0.0
141,827		5.600%, due 04/20/37	156,056	0.0
113,188		5.600%, due 07/20/37	124,808	0.0
84,787		5.600%, due 07/20/37	93,281	0.0
31,009		5.600%, due 10/20/37	34,115	0.0
92,286		5.600%, due 01/20/38	101,527	0.0
79,039		5.600%, due 02/20/38	86,949	0.0
106,676		5.600%, due 02/20/38	117,397	0.0
161,250		5.750%, due 12/20/27	178,678	0.0
57,393		5.750%, due 03/20/28	61,396	0.0

See Accompanying Notes to Financial Statements

3

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
107,051		5.750%, due 03/20/28	$118,620	0.0
167,114		5.750%, due 04/20/28	185,280	0.0
108,327		5.750%, due 07/20/28	119,290	0.0
129,467		5.750%, due 10/20/28	143,314	0.0
54,918		5.750%, due 01/20/29	60,814	0.0
94,810		5.750%, due 04/20/29	105,071	0.0
362,450		5.750%, due 07/20/29	401,364	0.1
9,091,174		5.750%, due 07/20/38	10,118,181	1.1
12,373,967	ˆ	5.820%, due 09/20/38	1,542,447	0.2
12,772,869	ˆ	5.820%, due 12/20/40	2,246,404	0.2
10,428,500		5.859%, due 04/16/39	11,571,292	1.2
6,020,822	ˆ	5.870%, due 12/20/40	1,085,386	0.1
6,016,536	ˆ	5.920%, due 05/20/32	668,020	0.1
5,395,970		5.950%, due 02/15/44	5,698,439	0.6
4,619,717	ˆ	5.968%, due 09/16/39	609,930	0.1
1,742,369		5.970%, due 11/15/31	1,822,905	0.2
219,196		6.000%, due 01/20/24	241,319	0.0
304,809		6.000%, due 10/15/25	341,721	0.0
688,784		6.000%, due 04/15/26	764,542	0.1
232,185		6.000%, due 10/20/27	257,077	0.0
217,364		6.000%, due 07/15/28	241,215	0.0
52,101		6.000%, due 07/15/28	57,633	0.0
219,497		6.000%, due 08/15/28	242,698	0.0
58,632		6.000%, due 09/15/28	64,805	0.0
186,334		6.000%, due 09/15/28	207,085	0.0
107,584		6.000%, due 02/15/29	119,448	0.0
37,799		6.000%, due 04/15/29	41,797	0.0
268,106		6.000%, due 05/15/29	300,771	0.0
647,076		6.000%, due 07/15/32	723,063	0.1
46,458		6.000%, due 08/15/32	51,418	0.0
182,451		6.000%, due 09/15/32	201,875	0.0
621,346		6.000%, due 11/15/32	696,592	0.1
459,470		6.000%, due 12/15/32	515,196	0.1
633,342		6.000%, due 01/15/33	707,943	0.1
1,854,494		6.000%, due 01/15/33	2,079,424	0.2
2,166,234		6.000%, due 01/15/33	2,428,964	0.3
97,454		6.000%, due 02/15/33	107,810	0.0
88,327		6.000%, due 03/15/33	99,039	0.0
448,383		6.000%, due 03/15/33	502,773	0.1
141,587		6.000%, due 04/15/33	156,642	0.0
344,549		6.000%, due 05/15/33	380,575	0.0
253,898		6.000%, due 05/15/33	284,105	0.0
107,229		6.000%, due 09/15/33	118,630	0.0
256,080		6.000%, due 09/15/33	286,548	0.0
649,429		6.000%, due 09/15/33	719,460	0.1
73,903		6.000%, due 09/15/33	81,762	0.0
238,107		6.000%, due 10/15/33	266,156	0.0
196,817		6.000%, due 10/15/33	219,446	0.0
181,415		6.000%, due 10/15/33	203,421	0.0
172,138		6.000%, due 10/15/33	192,413	0.0
905,688		6.000%, due 12/15/33	1,012,381	0.1
1,569,035		6.000%, due 12/16/33	1,763,892	0.2
312,395		6.000%, due 01/15/34	350,316	0.0
1,347,673	ˆ	6.000%, due 01/20/34	278,838	0.0
1,765,757		6.000%, due 03/20/34	2,186,077	0.2
140,464		6.000%, due 09/15/34	157,238	0.0
370,894		6.000%, due 10/15/34	415,918	0.1
260,342		6.000%, due 10/20/34	288,153	0.0
745,500		6.000%, due 04/20/36	869,908	0.1
812,618		6.000%, due 03/15/37	895,771	0.1
7,589,000		6.000%, due 07/20/37	8,676,743	0.9
358,903		6.000%, due 09/20/37	396,178	0.1
3,688,374		6.000%, due 10/20/37	4,385,753	0.5
1,987,449		6.000%, due 03/20/38	2,312,077	0.3
53,442		6.000%, due 05/20/38	57,419	0.0
272,673		6.000%, due 08/20/38	285,296	0.0
361,927		6.000%, due 09/20/38	379,080	0.0
429,352		6.000%, due 10/20/38	449,758	0.1
251,792		6.000%, due 11/15/38	278,625	0.0
325,204		6.000%, due 12/15/38	360,549	0.0
434,217		6.000%, due 12/15/38	480,486	0.1
2,094,636		6.000%, due 07/16/39	2,467,838	0.3
1,241,268		6.000%, due 08/15/39	1,385,269	0.2
1,095,660		6.000%, due 08/15/39	1,224,159	0.1
2,123,551	ˆ	6.000%, due 01/16/40	923,546	0.1
13,498,235		6.000%, due 06/20/43	15,177,530	1.6
23,984,350	ˆ	6.168%, due 04/16/39	3,154,211	0.3
4,828,241	ˆ	6.318%, due 05/16/38	681,936	0.1
9,308,368	ˆ	6.320%, due 09/20/37	1,628,554	0.2
10,282,768	ˆ	6.320%, due 09/20/38	1,485,985	0.2
4,413,335	ˆ	6.468%, due 09/16/40	821,794	0.1
255,549		6.490%, due 01/15/28	282,730	0.0
100,058		6.500%, due 07/20/29	112,884	0.0
91,787		6.500%, due 04/20/32	96,852	0.0
77,000		6.500%, due 07/20/32	85,689	0.0
121,934		6.500%, due 10/20/33	135,957	0.0
400,144		6.500%, due 11/15/33	445,477	0.1
104,651		6.500%, due 11/20/33	116,687	0.0
120,422		6.500%, due 02/20/34	133,054	0.0
436,114		6.500%, due 08/20/34	491,519	0.1
206,257		6.500%, due 08/20/34	227,889	0.0
205,395		6.500%, due 08/20/34	226,937	0.0
3,471		6.500%, due 09/20/34	3,835	0.0
235,733		6.500%, due 09/20/34	261,182	0.0
85,912		6.500%, due 09/20/34	94,923	0.0
331,608		6.500%, due 10/20/34	367,336	0.0
183,760		6.500%, due 11/20/34	203,033	0.0
78,283		6.500%, due 12/20/34	86,494	0.0
106,619		6.500%, due 03/20/35	118,881	0.0
229,730		6.500%, due 05/15/36	257,946	0.0
106,294		6.500%, due 09/15/36	119,350	0.0
122,174		6.500%, due 05/20/38	132,261	0.0
1,549,413		6.500%, due 09/16/38	1,761,090	0.2
2,492,682		6.500%, due 01/20/39	2,796,695	0.3
3,788,538	ˆ	6.588%, due 02/16/35	718,289	0.1
3,839		6.750%, due 08/15/28	4,310	0.0
68,694		6.750%, due 10/15/28	77,131	0.0
127,235		6.750%, due 10/15/28	142,984	0.0
29,498		7.000%, due 03/15/32	33,672	0.0
569,190		7.000%, due 05/16/32	649,648	0.1
111,355		7.000%, due 06/20/34	128,617	0.0
334,325		7.000%, due 09/20/34	386,292	0.0
58,655		7.000%, due 09/20/34	67,741	0.0
130,385		7.000%, due 08/20/36	150,175	0.0
20,109		7.250%, due 01/15/29	20,833	0.0
3,335,746	ˆ	7.318%, due 05/16/31	665,669	0.1
3,937,085		7.350%, due 03/15/43	4,028,377	0.4
1,816,784	ˆ	7.418%, due 10/16/29	358,264	0.0
31,712		7.500%, due 08/20/27	37,994	0.0
27,235		7.500%, due 10/15/31	31,213	0.0
1,543,335		7.500%, due 02/20/34	1,653,402	0.2
5,366,279	ˆ	7.500%, due 04/16/37	1,658,927	0.2
703,982		7.500%, due 10/15/38	827,540	0.1
1,180,198		7.500%, due 08/20/39	1,517,915	0.2
14,476		7.800%, due 05/15/19	14,563	0.0
2,265		8.000%, due 03/20/24	2,278	0.0
22,951		8.000%, due 11/15/25	26,543	0.0
37,049		8.000%, due 07/15/26	42,767	0.0
13,992		8.000%, due 07/15/26	16,317	0.0
85,895		8.000%, due 09/15/26	98,738	0.0
24,672		8.000%, due 09/20/26	30,085	0.0
22,218		8.000%, due 12/15/26	25,653	0.0
13,048		8.000%, due 04/15/27	15,071	0.0
5,778		8.000%, due 06/15/27	5,814	0.0
41,798		8.000%, due 07/15/27	47,791	0.0
13,300		8.000%, due 03/15/28	13,528	0.0
20,745		8.050%, due 07/15/19	20,873	0.0
110,335		8.820%, due 04/20/34	117,740	0.0
16,777		9.000%, due 05/15/16	16,890	0.0
3,676		9.500%, due 11/15/21	4,088	0.0

See Accompanying Notes to Financial Statements

4

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association: (continued)
1,675,205	13.935%, due 09/16/31	$2,123,593	0.2
84,609	15.640%, due 01/20/32	109,999	0.0
215,445	19.665%, due 09/20/37	294,902	0.0
505,825	20.453%, due 02/16/32	686,506	0.1
494,686	24.632%, due 04/16/37	693,397	0.1
		819,817,041	86.8

	Total U.S. Government Agency Obligations (Cost $964,161,115)	985,070,508	104.3

U.S. TREASURY OBLIGATIONS: 1.2%
	U.S. Treasury Bonds: 1.2%
14,000,000	2.875%, due 05/15/43	11,882,500	1.2

	Total U.S. Treasury Obligations (Cost $13,177,556)	11,882,500	1.2

	Total Long-Term Investments (Cost $978,393,058)	997,919,372	105.6

SHORT-TERM INVESTMENTS: 2.3%
	U.S. Treasury Bills: 2.3%
22,000,000	United States Treasury Bill, 0.080%, 09/18/14 (Cost $21,979,084)	21,981,718	2.3

	Total Short-Term Investments (Cost $21,979,084)	21,981,718	2.3

	Total Investments in Securities (Cost $1,000,372,142)	$1,019,901,090	107.9
	Liabilities in Excess of Other Assets	(75,072,818)	(7.9)
	Net Assets	$944,828,272	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $1,000,946,526.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$28,164,363
Gross Unrealized Depreciation	(9,209,799)
Net Unrealized Appreciation	$18,954,564

See Accompanying Notes to Financial Statements

5

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$966,364	$—	$966,364
Short-Term Investments	—	21,981,718	—	21,981,718
U.S. Government Agency Obligations	—	985,070,508	—	985,070,508
U.S. Treasury Obligations	—	11,882,500	—	11,882,500
Total Investments, at fair value	$—	$1,019,901,090	$—	$1,019,901,090
Liabilities Table
Other Financial Instruments+
Futures	$(2,224,935)	$—	$—	$(2,224,935)
Total Liabilities	$(2,224,935)	$—	$—	$(2,224,935)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

ING GNMA Income Fund Open Futures Contracts on September 30, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(395)	12/19/13	$(49,924,299)	$(871,142)
U.S. Treasury 5-Year Note	(185)	12/31/13	(22,393,673)	(264,956)
U.S. Treasury Long Bond	(521)	12/19/13	(69,488,375)	(1,088,837)
			$(141,806,347)	$(2,224,935)

See Accompanying Notes to Financial Statements

6

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 95.2%
		Consumer Discretionary: 21.5%
1,150,000	#	Affinia Group, Inc., 7.750%, 05/01/21	$1,184,500	0.4
585,000		Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.000%, 05/15/18	634,725	0.2
370,000		Allbritton Communications Co., 8.000%, 05/15/18	400,062	0.1
950,000		AMC Entertainment, Inc., 9.750%, 12/01/20	1,087,750	0.3
34,781	#	American Media, Inc., 13.500%, 06/15/18	36,868	0.0
1,050,000		Asbury Automotive Group, Inc., 8.375%, 11/15/20	1,162,875	0.4
1,000,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	982,500	0.3
665,000	#	Block Communications, Inc., 7.250%, 02/01/20	701,575	0.2
310,000		Boyd Gaming Corp., 9.000%, 07/01/20	337,900	0.1
1,000,000	#	Building Materials Holding Corp., 9.000%, 09/15/18	1,025,000	0.3
431,000		Burlington Coat Factory Warehouse Corp., 10.000%, 02/15/19	481,642	0.1
500,000	#, &	Burlington Holdings LLC/Burlington Holding Finance, Inc., 9.000%, 02/15/18	516,250	0.2
720,000		Cablevision Systems Corp., 7.750%, 04/15/18	810,000	0.2
1,000,000		Caesars Entertainment Operating Co., Inc., 8.500%, 02/15/20	923,125	0.3
1,285,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,304,275	0.4
750,000	#	CCO Holdings, LLC/CCO Holdings Capital Corp., 5.250%, 03/15/21	723,750	0.2
650,000		CCO Holdings, LLC/CCO Holdings Capital Corp., 6.500%, 04/30/21	666,250	0.2
460,000		CCO Holdings, LLC/CCO Holdings Capital Corp., 7.250%, 10/30/17	488,175	0.1
1,150,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	1,155,750	0.3
750,000	#	Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.125%, 12/15/21	710,625	0.2
500,000	#	Cequel Communications Holdings I, LLC/Cequel Capital Corp., 6.375%, 09/15/20	512,500	0.2
1,000,000	#	Ceridian Corp., 11.000%, 03/15/21	1,162,500	0.4
450,000		Chrysler Group, LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	499,500	0.1
185,000		CityCenter Holdings, LLC/CityCenter Finance Corp., 7.625%, 01/15/16	194,712	0.1
688,533	&	CityCenter Holdings, LLC/CityCenter Finance Corp., 10.750%, 01/15/17	741,894	0.2
270,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	275,400	0.1
730,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	748,250	0.2
105,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	108,150	0.0
1,530,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	1,587,375	0.5
1,130,000		Crown Media Holdings, Inc., 10.500%, 07/15/19	1,268,425	0.4
1,000,000		Dana Holding Corp., 6.000%, 09/15/23	997,500	0.3
430,000		DineEquity, Inc., 9.500%, 10/30/18	480,525	0.1
1,000,000		DISH DBS Corp., 5.125%, 05/01/20	995,000	0.3
800,000		DISH DBS Corp., 5.875%, 07/15/22	792,000	0.2
480,000		DISH DBS Corp., 7.875%, 09/01/19	549,600	0.2
1,000,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	1,042,500	0.3
578,000		Envision Healthcare Corp., 8.125%, 06/01/19	627,130	0.2
400,000		Felcor Lodging L.P., 5.625%, 03/01/23	374,500	0.1
1,000,000	#	First Quality Finance Co., Inc., 4.625%, 05/15/21	912,500	0.3
1,250,000	#	Gannett Co., Inc., 6.375%, 10/15/23	1,243,750	0.4
830,000	#	General Motors Co., 3.500%, 10/02/18	832,075	0.3
1,200,000		Gray Television, Inc., 7.500%, 10/01/20	1,254,000	0.4
600,000		Harrah’s Operating Co., Inc., 10.000%, 12/15/18	318,000	0.1
825,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	911,625	0.3

See Accompanying Notes to Financial Statements

7

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
1,250,000	#	Hot Topic, Inc., 9.250%, 06/15/21	$1,290,625	0.4
500,000	#	Jaguar Holding Co., 9.500%, 12/01/19	564,375	0.2
400,000	#	K Hovnanian Enterprises, Inc., 7.250%, 10/15/20	423,000	0.1
400,000	#	K Hovnanian Enterprises, Inc., 9.125%, 11/15/20	435,000	0.1
250,000		KB Home, 5.875%, 01/15/15	261,250	0.1
750,000		KB Home, 6.250%, 06/15/15	797,813	0.2
1,050,000		LIN Television Corp., 6.375%, 01/15/21	1,055,250	0.3
250,000		Mediacom Broadband LLC/Mediacom Broadband Corp., 6.375%, 04/01/23	251,250	0.1
285,000		Mediacom, LLC/Mediacom Capital Corp., 9.125%, 08/15/19	312,788	0.1
500,000		MGM Mirage, 7.500%, 06/01/16	561,250	0.2
1,500,000		MGM Resorts International, 7.750%, 03/15/22	1,633,125	0.5
500,000		MGM Resorts International, 8.625%, 02/01/19	577,500	0.2
1,000,000	#, &	Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.500%, 08/01/18	1,017,500	0.3
1,250,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.250%, 08/01/21	1,262,500	0.4
1,000,000	#, &	MISA Investments Ltd., 8.625%, 08/15/18	1,010,000	0.3
1,000,000	#	NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.000%, 08/01/18	1,025,000	0.3
1,100,000	#	NCL Corp. Ltd., 5.000%, 02/15/18	1,102,750	0.3
1,150,000	#, &	New Academy Finance Co., LLC/New Academy Finance Corp., 8.000%, 06/15/18	1,184,500	0.4
250,000	#	Nexstar Broadcasting, Inc., 6.875%, 11/15/20	255,625	0.1
1,250,000		Nielsen Finance LLC/Nielsen Finance Co., 4.500%, 10/01/20	1,209,375	0.4
750,000	#	Nord Anglia Education UK Holdings PLC, 10.250%, 04/01/17	836,250	0.3
800,000	#, &	Nord Anglia Education, Inc., 8.500%, 02/15/18	812,000	0.2
1,500,000	#	Paris Las Vegas Holding LLC/Harrahs Las Vegas LLC/Flamingo Las Vegas Holdings, 8.000%, 10/01/20	1,500,000	0.5
525,000	#	PC Merger Sub, Inc., 8.875%, 08/01/20	567,000	0.2
1,000,000	#, &	PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.750%, 08/15/19	1,005,000	0.3
650,000	#, &	Petco Holdings, Inc., 8.500%, 10/15/17	663,000	0.2
705,000	#	PNK Finance Corp., 6.375%, 08/01/21	722,625	0.2
500,000		Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	487,500	0.1
750,000		RR Donnelley & Sons Co., 7.875%, 03/15/21	808,125	0.2
750,000		Ryland Group, Inc./The, 6.625%, 05/01/20	780,000	0.2
1,245,000	#	Safway Group Holding LLC/Safway Finance Corp., 7.000%, 05/15/18	1,269,900	0.4
1,167,000		Sally Holdings, LLC/Sally Capital, Inc., 5.750%, 06/01/22	1,175,753	0.4
1,000,000	#, &	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,052,500	0.3
1,050,000	#	Shearer’s Foods, LLC/Chip Fin Corp., 9.000%, 11/01/19	1,102,500	0.3
500,000	#	Sinclair Television Group, Inc., 6.375%, 11/01/21	505,000	0.2
1,250,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	1,250,000	0.4
790,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	878,875	0.3
200,000		Sonic Automotive, Inc., 7.000%, 07/15/22	215,000	0.1
850,000		Standard Pacific Corp., 8.375%, 01/15/21	960,500	0.3
290,000		Star Gas Partners L.P., 8.875%, 12/01/17	305,950	0.1
1,170,000		Starz LLC/Starz Finance Corp., 5.000%, 09/15/19	1,164,150	0.4
750,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	834,375	0.3
1,125,000		Wolverine World Wide, Inc., 6.125%, 10/15/20	1,172,813	0.4
			70,062,300	21.5

		Consumer Staples: 6.1%
1,250,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	1,306,250	0.4
1,665,000	#	American Rock Salt Co., LLC/American Rock Capital Corp., 8.250%, 05/01/18	1,615,050	0.5
1,150,000	#	ARAMARK Corp., 5.750%, 03/15/20	1,167,250	0.4

See Accompanying Notes to Financial Statements

8

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Staples: (continued)
485,000		Cott Beverages, Inc., 8.375%, 11/15/17	$508,644	0.1
285,000		Darling International, Inc., 8.500%, 12/15/18	316,350	0.1
1,045,000		Eliz Arden, 7.375%, 03/15/21	1,123,375	0.3
1,100,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	1,051,875	0.3
375,000		HDTFS, Inc., 6.250%, 10/15/22	389,062	0.1
500,000		Hertz Corp., 6.750%, 04/15/19	531,250	0.2
1,150,000	#	JBS USA, LLC/JBS USA Finance, Inc., 7.250%, 06/01/21	1,161,500	0.4
1,000,000	#	KeHE Distributors LLC/KeHE Finance Corp., 7.625%, 08/15/21	1,016,875	0.3
750,000	#, &	Michael Foods Holding, Inc., 8.500%, 07/15/18	780,000	0.2
545,000	#	Neff Rental, LLC/Neff Finance Corp., 9.625%, 05/15/16	583,150	0.2
1,130,000		Prestige Brands, Inc., 8.125%, 02/01/20	1,248,650	0.4
1,250,000		Reynolds Group Issuer, Inc., 8.250%, 02/15/21	1,265,625	0.4
500,000		Reynolds Group Issuer, Inc., 9.000%, 04/15/19	527,500	0.2
250,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	272,500	0.1
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	228,600	0.1
190,000		United Rentals North America, Inc., 8.250%, 02/01/21	211,850	0.1
750,000	#	RSI Home Products, Inc., 6.875%, 03/01/18	778,125	0.2
420,000		ServiceMaster Co., 7.450%, 08/15/27	338,100	0.1
1,035,000		Smithfield Foods, Inc., 6.625%, 08/15/22	1,069,931	0.3
1,100,000	#	Spectrum Brands Escrow Corp., 6.375%, 11/15/20	1,149,500	0.3
1,250,000		US Foods, Inc., 8.500%, 06/30/19	1,323,438	0.4
			19,964,450	6.1

		Energy: 16.9%
1,055,000		Alta Mesa Holdings/Alta Mesa Finance Services Corp., 9.625%, 10/15/18	1,118,300	0.3
1,000,000		Approach Resources, Inc., 7.000%, 06/15/21	1,005,000	0.3
785,000		Arch Coal, Inc., 7.250%, 06/15/21	598,562	0.2
165,000	#	Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., 4.750%, 11/15/21	149,944	0.0
500,000	#	Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., 5.875%, 08/01/23	472,500	0.1
295,000	#	Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., 6.625%, 10/01/20	302,375	0.1
421,000		Berry Petroleum Co., 10.250%, 06/01/14	446,260	0.1
1,100,000		Bonanza Creek Energy, Inc., 6.750%, 04/15/21	1,116,500	0.3
175,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	192,937	0.1
825,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	909,562	0.3
400,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.625%, 08/01/20	444,000	0.1
250,000		Chaparral Energy, Inc., 7.625%, 11/15/22	255,000	0.1
895,000		Chaparral Energy, Inc., 8.250%, 09/01/21	948,700	0.3
205,000		Chaparral Energy, Inc., 9.875%, 10/01/20	231,650	0.1
1,525,000		Chesapeake Energy Corp., 6.125%, 02/15/21	1,589,813	0.5
1,200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	1,296,000	0.4
500,000		Cimarex Energy Co., 5.875%, 05/01/22	507,500	0.2
1,000,000	#	Clayton Williams Energy, Inc., 7.750%, 04/01/19	1,000,000	0.3
415,000		Concho Resources, Inc./Midland TX, 7.000%, 01/15/21	456,500	0.1
500,000		Concho Resources, Inc., 5.500%, 04/01/23	496,250	0.2
500,000		Crosstex Energy L.P./Crosstex Energy Finance Corp., 8.875%, 02/15/18	533,750	0.2
1,300,000	#	CrownRock L.P./CrownRock Finance, Inc., 7.125%, 04/15/21	1,280,500	0.4
625,000		El Paso Corp., 7.250%, 06/01/18	704,227	0.2
1,200,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,290,000	0.4
1,000,000	#	Energy XXI Gulf Coast, Inc., 7.500%, 12/15/21	1,000,000	0.3
750,000		EPL Oil & Gas, Inc., 8.250%, 02/15/18	795,000	0.2
1,000,000	#	Foresight Energy LLC/Foresight Energy Corp., 7.875%, 08/15/21	1,005,000	0.3
1,000,000		Genesis Energy L.P./Genesis Energy Finance Corp., 5.750%, 02/15/21	985,000	0.3

See Accompanying Notes to Financial Statements

9

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,550,000		Halcon Resources Corp., 8.875%, 05/15/21	$1,596,500	0.5
875,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, 02/15/20	949,375	0.3
750,000	#	Kodiak Oil & Gas Corp., 5.500%, 01/15/21	740,625	0.2
250,000	#	Kodiak Oil & Gas Corp., 5.500%, 02/01/22	245,000	0.1
1,000,000	#	Legacy Reserves L.P./Legacy Reserves Finance Corp., 6.625%, 12/01/21	940,000	0.3
500,000	#	Legacy Reserves L.P./Legacy Reserves Finance Corp., 8.000%, 12/01/20	507,500	0.2
1,345,000	#	Linn Energy, LLC/Linn Energy Finance Corp., 6.750%, 11/01/19	1,274,388	0.4
525,000		Linn Energy, LLC/Linn Energy Finance Corp., 7.750%, 02/01/21	530,250	0.2
1,000,000		Memorial Production Partners L.P./Memorial Production Finance Corp., 7.625%, 05/01/21	972,500	0.3
1,125,000	#	Midstates Petroleum Co., Inc. / Midstates Petroleum Co., LLC, 10.750%, 10/01/20	1,186,875	0.4
1,000,000	#	Murray Energy Corp., 8.625%, 06/15/21	1,007,500	0.3
215,000		Oasis Petroleum, Inc., 6.500%, 11/01/21	227,900	0.1
500,000		Oasis Petroleum, Inc., 6.875%, 01/15/23	532,500	0.2
405,000		Oasis Petroleum, Inc., 7.250%, 02/01/19	431,325	0.1
925,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	901,875	0.3
750,000		Plains Exploration & Production Co., 6.125%, 06/15/19	804,640	0.2
200,000		Plains Exploration & Production Co., 6.625%, 05/01/21	214,700	0.1
700,000		QR Energy L.P./QRE Finance Corp., 9.250%, 08/01/20	721,000	0.2
1,000,000	#	Regency Energy Partners L.P./Regency Energy Finance Corp., 4.500%, 11/01/23	910,000	0.3
855,000		Resolute Energy Corp., 8.500%, 05/01/20	884,925	0.3
1,000,000	#	Rex Energy Corp., 8.875%, 12/01/20	1,055,000	0.3
1,000,000	#	RKI Exploration & Production LLC/RKI Finance Corp., 8.500%, 08/01/21	1,008,750	0.3
1,400,000		Rosetta Resources, Inc., 5.625%, 05/01/21	1,337,000	0.4
1,500,000	#	Sanchez Energy Corp., 7.750%, 06/15/21	1,470,000	0.5
1,100,000		SandRidge Energy, Inc., 7.500%, 02/15/23	1,094,500	0.3
500,000		SandRidge Energy, Inc., 7.500%, 03/15/21	507,500	0.2
450,000		SandRidge Energy, Inc., 8.125%, 10/15/22	456,750	0.1
1,000,000	#	SemGroup L.P., 7.500%, 06/15/21	1,025,000	0.3
500,000	#	SM Energy Co., 5.000%, 01/15/24	462,500	0.1
600,000		SM Energy Co., 6.500%, 01/01/23	615,000	0.2
1,000,000		Stone Energy Corp., 7.500%, 11/15/22	1,055,000	0.3
1,000,000	#	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.500%, 07/01/21	1,037,500	0.3
500,000	#	SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	522,500	0.2
390,000		SunCoke Energy, Inc., 7.625%, 08/01/19	420,225	0.1
1,100,000	#	Talos Production LLC, 9.750%, 02/15/18	1,111,000	0.3
2,000,000		Tesoro Corp., 4.250%, 10/01/17	2,060,000	0.6
1,250,000		Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 6.125%, 10/15/21	1,262,500	0.4
1,100,000		Vanguard Natural Resources, LLC, 7.875%, 04/01/20	1,119,250	0.3
780,000		Westmoreland Coal Co/Westmoreland Partners, 10.750%, 02/01/18	842,400	0.3
			55,172,583	16.9

		Financials: 6.4%
500,000		Ally Financial, Inc., 3.125%, 01/15/16	501,970	0.1
1,500,000		Ally Financial, Inc., 7.500%, 09/15/20	1,691,250	0.5
735,000		Ally Financial, Inc., 8.000%, 03/15/20	848,925	0.3
455,000		Ally Financial, Inc., 8.300%, 02/12/15	491,400	0.1
540,000		American General Finance Corp., 5.400%, 12/01/15	561,600	0.2
750,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	796,875	0.2
200,000	#	Boyd Acquisition Sub, LLC/Boyd Acquisition Finance Corp., 8.375%, 02/15/18	217,000	0.1
520,000		CIT Group, Inc., 4.250%, 08/15/17	531,700	0.2
1,000,000		CIT Group, Inc., 5.250%, 03/15/18	1,052,500	0.3

See Accompanying Notes to Financial Statements

10

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
250,000		CIT Group, Inc., 5.375%, 05/15/20	$260,000	0.1
250,000		CIT Group, Inc., 5.000%, 05/15/17	264,063	0.1
500,000		CIT Group, Inc., 5.000%, 08/01/23	485,213	0.1
810,000		CIT Group, Inc., 5.000%, 08/15/22	795,235	0.2
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	320,450	0.1
1,150,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	1,069,500	0.3
189,000		Felcor Lodging L.P., 10.000%, 10/01/14	204,356	0.1
1,200,000		Fifth Third Capital Trust IV, 6.500%, 04/15/37	1,198,500	0.4
1,115,000		International Lease Finance Corp., 5.875%, 08/15/22	1,103,850	0.3
510,000		International Lease Finance Corp., 6.250%, 05/15/19	538,050	0.2
470,000		International Lease Finance Corp., 8.250%, 12/15/20	536,975	0.2
1,110,000		Kemet Corp., 10.500%, 05/01/18	993,450	0.3
250,000		Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 08/01/18	252,500	0.1
500,000	#	Realogy Corp., 7.625%, 01/15/20	560,000	0.2
770,000	#	Realogy Corp., 7.875%, 02/15/19	845,075	0.3
750,000	#	RHP Hotel Properties L.P./RHP Finance Corp., 5.000%, 04/15/21	706,875	0.2
750,000		Shea Homes L.P./Shea Homes Funding Corp., 8.625%, 05/15/19	828,750	0.2
595,000		Springleaf Finance Corp., 6.900%, 12/15/17	624,750	0.2
1,200,000		Synovus Financial Corp., 5.125%, 06/15/17	1,221,000	0.4
1,100,000	#	Tops Holding Corp./Tops Markets, LLC, 8.875%, 12/15/17	1,210,000	0.4
			20,711,812	6.4

		Health Care: 8.2%
1,000,000		Amsurg Corp., 5.625%, 11/30/20	1,005,000	0.3
1,075,000		Biomet, Inc., 6.500%, 08/01/20	1,115,312	0.3
600,000		CHS/Community Health Systems, Inc., 5.125%, 08/15/18	612,000	0.2
190,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	192,137	0.1
250,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	263,437	0.1
145,000		DaVita, Inc., 6.375%, 11/01/18	152,612	0.1
745,000		DaVita, Inc., 6.625%, 11/01/20	795,287	0.2
1,150,000		Grifols, Inc., 8.250%, 02/01/18	1,240,563	0.4
2,000,000		HCA Holdings, Inc., 6.250%, 02/15/21	2,037,500	0.6
1,405,000		HCA Holdings, Inc., 7.750%, 05/15/21	1,498,081	0.5
360,000		HCA, Inc., 7.250%, 09/15/20	392,400	0.1
1,300,000		HCA, Inc., 7.500%, 02/15/22	1,430,000	0.4
105,000		HCA, Inc., 7.875%, 02/15/20	113,466	0.0
353,000		Healthsouth Corp., 7.250%, 10/01/18	382,123	0.1
260,000		Healthsouth Corp., 8.125%, 02/15/20	284,375	0.1
950,000		IASIS Healthcare, LLC/IASIS Capital Corp., 8.375%, 05/15/19	990,375	0.3
480,000		Immucor, Inc., 11.125%, 08/15/19	530,400	0.2
620,000		Omnicare, Inc., 7.750%, 06/01/20	682,388	0.2
1,224,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	1,377,000	0.4
555,000		Radnet Management, Inc., 10.375%, 04/01/18	589,688	0.2
1,000,000	#	Select Medical Corp., 6.375%, 06/01/21	952,500	0.3
1,280,000	#	STHI Holding Corp., 8.000%, 03/15/18	1,385,600	0.4
1,095,000		Tenet Healthcare Corp., 6.250%, 11/01/18	1,173,019	0.4
1,000,000	#	Tenet Healthcare Corp., 8.125%, 04/01/22	1,046,250	0.3
875,000		United Surgical Partners International, Inc., 9.000%, 04/01/20	964,688	0.3
750,000		Universal Hospital Services, Inc., 7.625%, 08/15/20	778,125	0.2
1,500,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/18	1,612,500	0.5
1,025,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	1,071,125	0.3
1,000,000	#	Valeant Pharmaceuticals International, 7.500%, 07/15/21	1,082,500	0.3
450,000		Vanguard Health Holding Co. II, LLC, 7.750%, 02/01/19	484,875	0.2
490,000	#	VPI Escrow Corp., 6.375%, 10/15/20	512,050	0.2
			26,747,376	8.2

See Accompanying Notes to Financial Statements

11

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrials: 10.8%
1,100,000	#	Accudyne Industries Borrower / Accudyne Industries LLC, 7.750%, 12/15/20	$1,135,750	0.3
1,139,000	#	ADS Waste Holdings, Inc., 8.250%, 10/01/20	1,207,340	0.4
444,000	#	Ainsworth Lumber Co. Ltd., 7.500%, 12/15/17	478,965	0.1
400,000	#	Allegion US Holding Co., Inc., 5.750%, 10/01/21	401,500	0.1
1,150,000	&	Alphabet Holding Co., Inc., 7.750%, 11/01/17	1,187,375	0.4
455,000	#	Amsted Industries, Inc., 8.125%, 03/15/18	484,575	0.1
1,165,000		Anixter, Inc., 5.625%, 05/01/19	1,205,775	0.4
1,000,000	#	Artesyn Escrow, Inc., 9.750%, 10/15/20	1,010,000	0.3
1,000,000	#, &	BOE Intermediate Holding Corp., 9.000%, 11/01/17	1,050,000	0.3
750,000	#, &	BOE Merger Corp., 9.500%, 11/01/17	783,750	0.2
800,000		Chrysler Group, LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	900,000	0.3
1,000,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,083,750	0.3
280,000		Coleman Cable, Inc., 9.000%, 02/15/18	298,900	0.1
670,000		Covanta Holding Corp., 7.250%, 12/01/20	721,869	0.2
1,250,000	#	Dematic SA/DH Services Luxembourg Sarl, 7.750%, 12/15/20	1,306,250	0.4
860,000		Ducommun, Inc., 9.750%, 07/15/18	958,900	0.3
605,000		Florida East Coast Railway Corp., 8.125%, 02/01/17	637,519	0.2
1,250,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,240,625	0.4
600,000		H&E Equipment Services, Inc., 7.000%, 09/01/22	642,000	0.2
1,300,000	#	HD Supply, Inc., 7.500%, 07/15/20	1,350,375	0.4
500,000	#, &	Jaguar Holding Co. I, 9.375%, 10/15/17	531,250	0.2
880,000	#	JM Huber Corp., 9.875%, 11/01/19	1,003,200	0.3
1,000,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	1,040,000	0.3
1,000,000	#	LSB Industries, Inc., 7.750%, 08/01/19	1,042,500	0.3
509,000		Martin Midstream Partners L.P./Martin Midstream Finance Corp., 8.875%, 04/01/18	542,085	0.2
285,000	#	Mcron Finance Sub, LLC/Mcron Finance Corp., 8.375%, 05/15/19	312,787	0.1
500,000	#	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21	518,750	0.2
1,000,000	#	Mustang Merger Corp., 8.500%, 08/15/21	995,000	0.3
1,100,000		Nortek, Inc., 8.500%, 04/15/21	1,201,750	0.4
1,000,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	1,015,000	0.3
500,000		RR Donnelley & Sons Co., 7.000%, 02/15/22	505,000	0.2
1,000,000	#	Sequa Corp., 7.000%, 12/15/17	1,005,000	0.3
375,000		Severstal, 10.250%, 02/15/18	400,312	0.1
310,000		SPX Corp., 6.875%, 09/01/17	345,650	0.1
1,000,000	#	StoneMor Partners L.P./Cornerstone Family Services of WV, 7.875%, 06/01/21	1,032,500	0.3
1,000,000		TransDigm, Inc., 7.750%, 12/15/18	1,070,000	0.3
750,000		Truven Health Analytics, Inc., 10.625%, 06/01/20	821,250	0.3
1,300,000		United Continental Holdings, Inc., 6.375%, 06/01/18	1,329,250	0.4
165,000		United Rentals North America, Inc., 5.750%, 07/15/18	174,075	0.1
500,000		United Rentals North America, Inc., 6.125%, 06/15/23	505,000	0.2
385,000		United Rentals North America, Inc., 7.375%, 05/15/20	416,763	0.1
285,000		United Rentals North America, Inc., 7.625%, 04/15/22	311,363	0.1
1,000,000		US Airways Group, Inc., 6.125%, 06/01/18	963,750	0.3
			35,167,453	10.8

		Information Technology: 6.7%
1,000,000	#	ACI Worldwide, Inc., 6.375%, 08/15/20	1,020,000	0.3
565,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	569,237	0.2
1,555,000		Aspect Software, Inc., 10.625%, 05/15/17	1,558,887	0.5
335,000	#	Audatex North America, Inc., 6.000%, 06/15/21	343,375	0.1
400,000		Audatex North America, Inc., 6.750%, 06/15/18	426,000	0.1
1,000,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	1,042,500	0.3
525,000		CDW, LLC/CDW Finance Corp., 8.500%, 04/01/19	582,750	0.2
98,000		CDW, LLC/CDW Finance Corp., 12.535%, 10/12/17	102,410	0.0
1,000,000	#, &	Eagle Midco, Inc., 9.000%, 06/15/18	1,010,000	0.3

See Accompanying Notes to Financial Statements

12

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Information Technology: (continued)
545,000		Emdeon, Inc., 11.000%, 12/31/19	$623,344	0.2
1,050,000		Epicor Software Corp., 8.625%, 05/01/19	1,126,125	0.3
1,200,000	#	First Data Corp., 6.750%, 11/01/20	1,248,000	0.4
145,000	#	First Data Corp., 8.250%, 01/15/21	150,437	0.1
646,000	#, &	First Data Corp., 8.750%, 01/15/22	676,685	0.2
1,350,000	#	First Data Corp., 10.625%, 06/15/21	1,377,000	0.4
750,000	#	First Data Corp., 11.750%, 08/15/21	727,500	0.2
500,000	#	Freescale Semiconductor, Inc., 5.000%, 05/15/21	477,500	0.2
505,000		Freescale Semiconductor, Inc., 8.050%, 02/01/20	534,038	0.2
1,000,000	#, &	Healthcare Technology Intermediate, Inc., 7.375%, 09/01/18	1,026,250	0.3
750,000	#	IMS Health, Inc., 6.000%, 11/01/20	767,813	0.2
355,000		Infor US, Inc., 9.375%, 04/01/19	398,488	0.1
500,000		Infor US, Inc., 11.500%, 07/15/18	580,000	0.2
1,000,000	#	Interface Security Systems Holdings, Inc./Interface Security Systems LLC, 9.250%, 01/15/18	1,037,500	0.3
1,000,000	#	Magnachip Semiconductor Corp., 6.625%, 07/15/21	992,500	0.3
620,000		MedAssets, Inc., 8.000%, 11/15/18	671,150	0.2
750,000	#	NXP BV/NXP Funding LLC, 5.750%, 03/15/23	744,375	0.2
1,000,000	#	Seagate HDD Cayman, 4.750%, 06/01/23	967,500	0.3
250,000		Seagate HDD Cayman, 6.875%, 05/01/20	275,000	0.1
525,000		SSI Investments II/SSI Co-Issuer, LLC, 11.125%, 06/01/18	580,125	0.2
300,000		Unisys Corp., 6.250%, 08/15/17	319,500	0.1
			21,955,989	6.7

		Materials: 9.5%
650,000		Aleris International, Inc., 7.875%, 11/01/20	674,375	0.2
750,000		ArcelorMittal, 6.000%, 03/01/21	774,375	0.2
500,000	#	Ardagh Packaging Finance PLC, 4.875%, 11/15/22	478,750	0.1
500,000	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	482,500	0.1
250,000	#	Ardagh Packaging Finance Plc, 9.125%, 10/15/20	266,250	0.1
1,100,000	#	BC Mountain LLC/BC Mountain Finance, Inc., 7.000%, 02/01/21	1,097,250	0.3
500,000		Boise Cascade Co., 6.375%, 11/01/20	520,000	0.2
700,000	#	Bombardier, Inc., 4.250%, 01/15/16	729,750	0.2
165,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	177,787	0.1
335,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	362,637	0.1
1,235,000		Chemtura Corp., 5.750%, 07/15/21	1,238,088	0.4
1,000,000		Commercial Metals Co., 4.875%, 05/15/23	905,000	0.3
700,000	#	Consolidated Container Co., LLC/Consolidated Container Capital, Inc., 10.125%, 07/15/20	752,500	0.2
250,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	257,500	0.1
750,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	753,750	0.2
500,000	#	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	541,250	0.2
500,000	#	Hecla Mining Co., 6.875%, 05/01/21	475,000	0.1
450,000		Hexion US Finance Corp., 6.625%, 04/15/20	452,250	0.1
1,000,000		Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	1,040,000	0.3
1,550,000		Huntsman International LLC, 4.875%, 11/15/20	1,476,375	0.5
1,750,000	#	INEOS Group Holdings SA, 6.125%, 08/15/18	1,715,000	0.5
1,000,000	&	Interline Brands, Inc., 10.000%, 11/15/18	1,097,500	0.3
370,000		Kraton Polymers, LLC/Kraton Polymers Capital Corp., 6.750%, 03/01/19	382,950	0.1
750,000		Lender Processing Services, Inc., 5.750%, 04/15/23	773,438	0.2
500,000		Momentive Performance Materials, Inc., 8.875%, 10/15/20	527,500	0.2
1,000,000	#	Neenah Paper, Inc., 5.250%, 05/15/21	960,000	0.3
500,000	#	New Gold, Inc., 7.000%, 04/15/20	517,500	0.2
1,000,000	#, &	Orion Engineered Carbons Finance & Co. SCA, 9.250%, 08/01/19	1,025,000	0.3
400,000		PH Glatfelter Co., 5.375%, 10/15/20	400,000	0.1
1,040,000	#	Plastipak Holdings, Inc., 10.625%, 08/15/19	1,184,586	0.4
200,000	#	PolyOne Corp., 5.250%, 03/15/23	190,000	0.1
275,000		PolyOne Corp., 7.375%, 09/15/20	303,531	0.1

See Accompanying Notes to Financial Statements

13

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials : (continued)
1,250,000	#	PQ Corp., 8.750%, 05/01/18	$1,337,500	0.4
700,000	#	Prince Mineral Holding Corp., 11.500%, 12/15/19	749,000	0.2
307,000	#	Rain CII Carbon, LLC/CII Carbon Corp., 8.000%, 12/01/18	310,838	0.1
500,000	#	Rain CII Carbon, LLC/CII Carbon Corp., 8.250%, 01/15/21	505,000	0.2
750,000	#	Roofing Supply Group, LLC/Roofing Supply Finance, Inc., 10.000%, 06/01/20	843,750	0.3
850,000	#	Sealed Air Corp., 5.250%, 04/01/23	809,625	0.3
1,000,000	#	SIWF Merger Sub, Inc./Springs Industries, Inc., 6.250%, 06/01/21	982,500	0.3
500,000	#	SPCM SA, 6.000%, 01/15/22	505,000	0.2
750,000	#	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19	753,750	0.2
1,550,000	#	US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	1,627,500	0.5
			30,956,855	9.5

		Telecommunication Services: 6.8%
1,550,000		CenturyLink, Inc., 5.625%, 04/01/20	1,520,937	0.5
178,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	189,570	0.1
800,000		Cincinnati Bell, Inc., 8.750%, 03/15/18	849,000	0.3
1,000,000	#, &	CommScope Holding Co., Inc., 6.625%, 06/01/20	1,000,000	0.3
1,100,000		Cricket Communications, Inc., 7.750%, 10/15/20	1,249,875	0.4
1,000,000		Frontier Communications Corp., 7.625%, 04/15/24	1,005,000	0.3
200,000		Frontier Communications Corp., 8.250%, 04/15/17	228,000	0.1
500,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	536,250	0.2
440,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	477,400	0.2
1,500,000	#	Intelsat Luxembourg SA, 7.750%, 06/01/21	1,558,125	0.5
18,024	&	iPCS, Inc., 3.515%, 05/01/14	18,047	0.0
780,000	#	MetroPCS Wireless, Inc., 6.250%, 04/01/21	786,825	0.2
630,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	655,200	0.2
1,000,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	1,105,000	0.3
1,500,000	#	Softbank Corp., 4.500%, 04/15/20	1,441,875	0.4
2,900,000		Sprint Capital Corp., 6.875%, 11/15/28	2,602,750	0.8
1,000,000	#	Sprint Corp., 7.250%, 09/15/21	1,012,500	0.3
1,000,000	#	Sprint Corp., 7.875%, 09/15/23	1,022,500	0.3
500,000		Sprint Nextel Corp., 6.000%, 11/15/22	462,500	0.1
665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	781,375	0.2
750,000	#	Telesat Canada/Telesat, LLC, 6.000%, 05/15/17	782,813	0.2
400,000	#	T-Mobile USA, Inc., 5.250%, 09/01/18	408,500	0.1
200,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	208,000	0.1
500,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	520,000	0.2
500,000	#	Wind Acquisition Finance S.A., 11.750%, 07/15/17	531,875	0.2
1,030,625	#, &	Wind Acquisition Holdings Finance SA, 12.250%, 07/15/17	1,022,895	0.3
			21,976,812	6.8

		Utilities: 2.3%
710,000		AES Corp., 7.375%, 07/01/21	784,550	0.2
853,000	#	Calpine Corp., 7.500%, 02/15/21	910,577	0.3
410,000	#	Calpine Corp., 7.875%, 07/31/20	443,825	0.1
500,000		DPL, Inc., 6.500%, 10/15/16	532,500	0.2
1,000,000		DPL, Inc., 7.250%, 10/15/21	1,027,500	0.3
480,000	#	Energy Future Intermediate Holding Co., LLC, 10.000%, 12/01/20	506,400	0.2
1,000,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,010,000	0.3
475,000		Mirant Americas Generation, LLC, 9.125%, 05/01/31	501,125	0.1
830,000		NRG Energy, Inc., 7.625%, 05/15/19	879,800	0.3
830,000		NRG Energy, Inc., 7.875%, 05/15/21	892,250	0.3
			7,488,527	2.3

		Total Corporate Bonds/Notes (Cost $305,618,109)	310,204,157	95.2

See Accompanying Notes to Financial Statements

14

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: 0.4%
		Other Asset-Backed Securities: 0.4%
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	$1,081,860	0.4

		Total Asset-Backed Securities (Cost $997,500)	1,081,860	0.4

Shares			Value	Percentage of Net Assets

COMMON STOCK: 0.0%
		Consumer Discretionary: 0.0%
195	@	American Media, Inc.	2,243	0.0
5,810	@,X	American Media, Inc., Stock Certificates	—	—

		Total Common Stock (Cost $136,656)	2,243	0.0

		Total Long-Term Investments (Cost $306,752,265)	311,288,260	95.6

SHORT-TERM INVESTMENTS: 3.8%
		Mutual Funds: 3.8%
12,424,756		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
		(Cost $12,424,756)	12,424,756	3.8

		Total Short-Term Investments (Cost $12,424,756)	12,424,756	3.8

		Total Investments in Securities (Cost $319,177,021)	$323,713,016	99.4
		Assets in Excess of Other Liabilities	2,076,295	0.6
		Net Assets	$325,789,311	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of September 30, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

&	Payment-in-kind

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $319,205,372.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,315,129
Gross Unrealized Depreciation	(3,807,485)
Net Unrealized Appreciation	$4,507,644

See Accompanying Notes to Financial Statements

15

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$2,243	$2,243
Total Common Stock	—	—	2,243	2,243
Corporate Bonds/Notes	—	310,204,157	—	310,204,157
Asset-Backed Securities	—	1,081,860	—	1,081,860
Short-Term Investments	12,424,756	—	—	12,424,756
Total Investments, at fair value	$12,424,756	$311,286,017	$2,243	$323,713,016

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

16

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 28.6%
		Consumer Discretionary: 2.4%
779,000		Brinker International, Inc., 2.600%, 05/15/18	$776,979	0.0
740,000		Cablevision Systems Corp., 8.625%, 09/15/17	852,850	0.1
1,375,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,395,625	0.1
870,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	891,750	0.1
1,000,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	1,037,500	0.1
772,000	#	COX Communications, Inc., 4.500%, 06/30/43	612,306	0.0
670,000		DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.800%, 03/15/22	626,695	0.0
1,500,000		DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.150%, 03/15/42	1,280,394	0.1
510,000		DISH DBS Corp., 4.250%, 04/01/18	513,188	0.0
1,065,000		Ford Motor Co., 8.125%, 01/15/20	1,328,810	0.1
1,761,000		Kohl’s Corp., 4.750%, 12/15/23	1,819,441	0.1
1,681,000		Macy’s Retail Holdings, Inc., 2.875%, 02/15/23	1,515,186	0.1
1,263,000		Macy’s Retail Holdings, Inc., 4.300%, 02/15/43	1,071,285	0.1
1,025,000		Mediacom, LLC, 7.250%, 02/15/22	1,076,250	0.1
2,010,000		MGM Resorts International, 6.750%, 10/01/20	2,115,525	0.2
1,547,000		News America, Inc., 3.000%, 09/15/22	1,453,065	0.1
1,103,000	#	News America, Inc., 4.000%, 10/01/23	1,106,899	0.1
945,000	#	PNK Finance Corp., 6.375%, 08/01/21	968,625	0.1
335,000		Ryland Group, Inc./The, 6.625%, 05/01/20	348,400	0.0
2,640,000	#, L	Sirius XM Radio, Inc., 5.875%, 10/01/20	2,669,700	0.2
950,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	1,056,875	0.1
269,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	289,175	0.0
1,251,000		Time Warner, Inc., 6.500%, 11/15/36	1,396,239	0.1
863,000		Toll Brothers Finance Corp., 6.750%, 11/01/19	957,930	0.1
2,551,000		Viacom, Inc., 4.250%, 09/01/23	2,543,342	0.2
1,200,000		Viacom, Inc., 4.375%, 03/15/43	974,623	0.1
1,293,000		WPP Finance 2010, 5.125%, 09/07/42	1,183,414	0.1
			31,862,071	2.4

		Consumer Staples: 0.5%
1,240,000		Constellation Brands, Inc., 7.250%, 05/15/17	1,426,000	0.1
1,420,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	1,357,875	0.1
615,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	650,363	0.1
600,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	549,000	0.0
1,657,000		Reynolds American, Inc., 4.850%, 09/15/23	1,725,106	0.1
956,000		Walgreen Co., 4.400%, 09/15/42	858,238	0.1
			6,566,582	0.5

		Energy: 3.6%
825,000	L	Alpha Natural Resources, Inc., 6.250%, 06/01/21	680,625	0.1
200,000	L	Alpha Natural Resources, Inc., 6.000%, 06/01/19	168,000	0.0
870,000		Anadarko Petroleum Corp., 6.375%, 09/15/17	1,012,429	0.1
2,441,000		BP Capital Markets PLC, 2.750%, 05/10/23	2,235,082	0.2
1,980,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	2,182,950	0.2
2,551,000		Cenovus Energy, Inc., 3.800%, 09/15/23	2,528,538	0.2
375,000		Chesapeake Energy Corp., 6.625%, 08/15/20	405,000	0.0
325,000		Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	332,312	0.0
650,000	#	CNOOC Curtis Funding No 1 Pty Ltd, 4.500%, 10/03/23	658,533	0.0
1,467,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	1,611,866	0.1
533,000		Enbridge Energy Partners, 4.200%, 09/15/21	541,395	0.0
1,523,000		Enbridge Energy Partners, 9.875%, 03/01/19	1,998,663	0.2
1,770,000		Enbridge, Inc., 4.000%, 10/01/23	1,769,496	0.1
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,150,250	0.1
1,217,000		Energy Transfer Partners L.P., 4.650%, 06/01/21	1,251,951	0.1
2,074,000		Energy Transfer Partners L.P., 6.050%, 06/01/41	2,088,302	0.2

See Accompanying Notes to Financial Statements

17

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,244,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	$1,593,038	0.1
1,000,000		Enterprise Products Operating, LLC, 4.450%, 02/15/43	887,943	0.1
1,810,000		FMC Technologies, Inc., 3.450%, 10/01/22	1,739,815	0.1
1,250,000		Gazprom OAO Via Gaz Capital SA, 6.212%, 11/22/16	1,372,000	0.1
1,800,000	±,X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
1,000,000	#	GS Caltex Corp., 3.250%, 10/01/18	997,719	0.1
600,000	#	KazMunayGas National Co. JSC, 4.400%, 04/30/23	561,000	0.0
2,254,000		Marathon Petroleum Corp., 6.500%, 03/01/41	2,458,395	0.2
650,000		ONEOK Partners L.P., 2.000%, 10/01/17	646,047	0.0
663,000		ONEOK Partners L.P., 3.375%, 10/01/22	612,186	0.0
1,500,000		Pertamina Persero PT, 5.625%, 05/20/43	1,177,500	0.1
2,332,000		Petrobras Global Finance BV, 4.375%, 05/20/23	2,157,492	0.2
204,000	L	Petroleos de Venezuela SA, 8.000%, 11/17/13	205,204	0.0
270,000		Petroleos Mexicanos, 3.500%, 07/18/18	274,050	0.0
1,443,000		Phillips 66, 2.950%, 05/01/17	1,495,169	0.1
830,000		Plains Exploration & Production Co., 8.625%, 10/15/19	917,410	0.1
2,050,000		SandRidge Energy, Inc., 7.500%, 03/15/21	2,080,750	0.2
790,000		Transcontinental Gas Pipe Line Corp., 6.400%, 04/15/16	891,332	0.1
2,600,000		Transocean, Inc., 2.500%, 10/15/17	2,609,953	0.2
1,070,000		Transocean, Inc., 3.800%, 10/15/22	1,009,809	0.1
2,042,000		Weatherford International Ltd., 5.950%, 04/15/42	1,961,408	0.1
969,000		Weatherford International Ltd., 6.750%, 09/15/40	1,006,146	0.1
			47,269,758	3.6

		Financials: 11.8%
1,615,000		Abbey National Treasury Services PLC/London, 3.050%, 08/23/18	1,642,944	0.1
3,513,600	L	Aegon NV, 2.922%, 07/29/49	2,762,129	0.2
1,636,000		American International Group, Inc., 3.375%, 08/15/20	1,639,730	0.1
1,050,000		American International Group, Inc., 5.850%, 01/16/18	1,196,449	0.1
1,257,000		American International Group, Inc., 8.175%, 05/15/58	1,477,603	0.1
1,277,000		American Tower Corp., 3.400%, 02/15/19	1,264,007	0.1
1,410,000		American Tower Corp., 4.500%, 01/15/18	1,490,889	0.1
2,205,000		AvalonBay Communities, Inc., 2.950%, 09/15/22	2,040,597	0.2
400,000	#	Banco de Reservas de La Republica Dominicana, 7.000%, 02/01/23	382,000	0.0
BRL 2,887,000	#	Banco Votorantim SA, 6.250%, 05/16/16	1,478,736	0.1
3,582,000		Bank of America Corp., 3.300%, 01/11/23	3,363,509	0.3
1,576,000		Bank of America Corp., 4.100%, 07/24/23	1,570,027	0.1
1,491,000		Bank of America Corp., 5.200%, 12/29/49	1,312,080	0.1
1,314,000		Bank of America Corp., 8.000%, 12/29/49	1,435,534	0.1
1,996,000	L	Barclays Bank PLC, 7.625%, 11/21/22	1,983,525	0.1
1,470,000		BB&T Corp., 2.050%, 06/19/18	1,466,062	0.1
3,349,000		BBVA, 4.664%, 10/09/15	3,488,925	0.3
796,000		Berkshire Hathaway, Inc., 3.000%, 02/11/23	768,984	0.1
436,000		Berkshire Hathaway, Inc., 4.400%, 05/15/42	402,126	0.0
1,611,000		BioMed Realty L.P., 4.250%, 07/15/22	1,566,366	0.1
2,016,000		BNP Paribas SA, 2.700%, 08/20/18	2,041,833	0.2
777,000		Boston Properties L.P., 3.700%, 11/15/18	817,667	0.1
500,000	#	Caixa Economica Federal, 3.500%, 11/07/22	415,000	0.0
700,000	#	Caixa Economica Federal, 4.500%, 10/03/18	697,259	0.1
2,131,000		Citigroup, Inc., 1.700%, 07/25/16	2,142,622	0.2
2,452,000		Citigroup, Inc., 3.500%, 05/15/23	2,218,055	0.2
1,025,000		Citigroup, Inc., 4.450%, 01/10/17	1,110,853	0.1
1,740,000		Citigroup, Inc., 5.500%, 09/13/25	1,794,274	0.1
489,000		Citigroup, Inc., 5.875%, 01/30/42	545,589	0.0
1,603,000	L	Citigroup, Inc., 5.900%, 12/29/49	1,512,939	0.1
958,000		Citigroup, Inc., 5.950%, 12/29/49	894,532	0.1
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,172,010	0.2
3,586,000	#	Credit Suisse AG, 6.500%, 08/08/23	3,636,068	0.3
2,881,000		Deutsche Bank AG, 4.296%, 05/24/28	2,608,092	0.2

See Accompanying Notes to Financial Statements

18

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
805,000		Discover Financial Services, 3.850%, 11/21/22	$769,811	0.1
367,000		Discover Financial Services, 6.450%, 06/12/17	417,388	0.0
2,049,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	2,005,879	0.2
1,169,000		Discover Bank/Greenwood DE, 4.200%, 08/08/23	1,168,313	0.1
1,260,000		ERP Operating L.P., 3.000%, 04/15/23	1,161,232	0.1
1,840,000		Equity One, Inc., 3.750%, 11/15/22	1,739,405	0.1
1,951,000		Fifth Third Bancorp, 5.100%, 12/31/49	1,702,247	0.1
561,000		Ford Motor Co., 3.000%, 06/12/17	577,227	0.0
849,000		General Electric Capital Corp., 3.150%, 09/07/22	804,641	0.1
525,000		General Electric Capital Corp., 3.350%, 10/17/16	556,951	0.0
1,800,000		General Electric Capital Corp., 5.250%, 06/29/49	1,673,100	0.1
692,000		General Electric Capital Corp., 5.300%, 02/11/21	754,009	0.1
1,200,000		General Electric Capital Corp., 6.250%, 12/15/49	1,216,916	0.1
1,700,000		General Electric Capital Corp., 7.125%, 12/15/49	1,855,892	0.1
1,073,000	L	Genworth Financial, Inc., 7.625%, 09/24/21	1,270,565	0.1
2,048,000		Goldman Sachs Group, Inc./The, 2.900%, 07/19/18	2,067,200	0.2
1,238,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	1,230,714	0.1
2,898,000		Goldman Sachs Group, Inc., 3.625%, 01/22/23	2,777,811	0.2
998,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	1,044,573	0.1
1,058,000		Hartford Financial Services Group, Inc., 5.125%, 04/15/22	1,160,406	0.1
593,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	712,054	0.1
930,000		Hartford Financial Services Group, Inc., 8.125%, 06/15/38	1,059,037	0.1
1,269,000	#	HBOS PLC, 6.750%, 05/21/18	1,416,726	0.1
1,301,000		HSBC Finance Corp., 6.676%, 01/15/21	1,488,344	0.1
3,121,000		Huntington Bancshares, Inc., 2.600%, 08/02/18	3,126,558	0.2
2,100,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	2,094,088	0.2
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,164,032	0.1
794,000		Intesa Sanpaolo SpA, 3.125%, 01/15/16	793,421	0.1
559,000	#	IPIC GMTN Ltd., 3.750%, 03/01/17	593,937	0.0
800,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	878,000	0.1
326,000		Itau Unibanco Holding SA/Cayman Island, 5.750%, 01/22/21	325,185	0.0
2,726,000		JPMorgan Chase & Co., 1.625%, 05/15/18	2,643,514	0.2
1,344,000		JPMorgan Chase & Co., 3.375%, 05/01/23	1,221,798	0.1
1,382,000		JPMorgan Chase & Co., 5.150%, 05/29/49	1,216,160	0.1
1,439,000		JPMorgan Chase & Co., 5.400%, 01/06/42	1,519,201	0.1
1,643,000		JPMorgan Chase & Co., 6.000%, 12/29/49	1,548,527	0.1
1,382,000		Kilroy Realty L.P., 3.800%, 01/15/23	1,300,472	0.1
1,705,000		Kimco Realty Corp., 3.125%, 06/01/23	1,568,690	0.1
1,322,000		Lincoln National Corp., 4.000%, 09/01/23	1,319,056	0.1
3,152,000		Merrill Lynch & Co., Inc., 6.050%, 05/16/16	3,474,342	0.3
2,085,000		MetLife, Inc., 4.368%, 09/15/23	2,185,049	0.2
1,267,000	#	Metropolitan Life Global Funding I, 1.500%, 01/10/18	1,245,801	0.1
1,353,000		Morgan Stanley, 2.125%, 04/25/18	1,320,397	0.1
2,603,000		Morgan Stanley, 4.100%, 05/22/23	2,433,636	0.2
1,569,000		Morgan Stanley, 4.750%, 03/22/17	1,695,877	0.1
435,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	442,613	0.0
1,630,000	+	Murray Street Investment Trust I, 4.647%, 03/09/17	1,740,040	0.1
DKK 11		Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/29	—	—
1,933,000		PNC Bank NA, 3.800%, 07/25/23	1,896,136	0.1
1,210,000		ProLogis L.P., 4.250%, 08/15/23	1,206,397	0.1
1,007,000		Prudential Financial, Inc., 5.200%, 03/15/44	918,384	0.1
1,539,000		Prudential Financial, Inc., 5.625%, 06/15/43	1,457,248	0.1
1,147,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	1,121,864	0.1
506,000		Regions Bank/Birmingham AL, 6.450%, 06/26/37	530,942	0.0
1,916,000		Regions Financial Corp., 2.000%, 05/15/18	1,862,210	0.1
2,578,000		Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	2,607,191	0.2
1,599,000	L	Royal Bank of Scotland Group PLC, 6.100%, 06/10/23	1,616,677	0.1
1,357,000		Santander Holdings USA, Inc./PA, 3.450%, 08/27/18	1,387,733	0.1
1,221,000	#	Simon Property Group L.P., 1.500%, 02/01/18	1,191,838	0.1

See Accompanying Notes to Financial Statements

19

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
923,000		SLM Corp., 4.625%, 09/25/17	$936,845	0.1
1,273,000		SLM Corp., 5.500%, 01/15/19	1,262,303	0.1
755,000		SLM Corp., 6.000%, 01/25/17	804,075	0.1
2,559,000	#	Standard Chartered PLC, 3.950%, 01/11/23	2,412,715	0.2
2,502,000	#	Standard Chartered PLC, 5.200%, 01/26/24	2,519,874	0.2
3,223,000		State Street Corp., 3.100%, 05/15/23	3,013,653	0.2
1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,628,416	0.1
1,209,000		Wells Fargo & Co., 1.250%, 07/20/16	1,210,625	0.1
901,000		Wells Fargo & Co., 3.450%, 02/13/23	845,324	0.1
1,657,000		Weyerhaeuser Co., 4.625%, 09/15/23	1,692,554	0.1
			153,942,854	11.8

		Health Care: 1.7%
692,000		Aetna, Inc., 1.500%, 11/15/17	680,281	0.1
785,000		Amgen, Inc., 3.875%, 11/15/21	797,158	0.1
366,000		Amgen, Inc., 5.150%, 11/15/41	356,544	0.0
3,251,000		Celgene Corp., 3.250%, 08/15/22	3,089,838	0.2
1,018,000		Express Scripts Holding Co., 2.650%, 02/15/17	1,050,526	0.1
1,395,000		HCA, Inc., 7.250%, 09/15/20	1,520,550	0.1
884,000		Healthsouth Corp., 7.250%, 10/01/18	956,930	0.1
1,342,000		Hospira, Inc., 5.200%, 08/12/20	1,367,728	0.1
573,000		Hospira, Inc., 5.800%, 08/12/23	584,295	0.0
1,153,000		Humana, Inc., 3.150%, 12/01/22	1,075,306	0.1
464,000		Medtronic, Inc., 2.750%, 04/01/23	436,928	0.0
1,434,000		St Jude Medical, Inc., 3.250%, 04/15/23	1,366,225	0.1
1,320,000		St Jude Medical, Inc., 4.750%, 04/15/43	1,257,998	0.1
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	979,050	0.1
1,242,000		Ventas Realty L.P., 5.700%, 09/30/43	1,260,179	0.1
2,171,000		WellPoint, Inc., 4.625%, 05/15/42	1,992,750	0.2
1,267,000	#	Zoetis, Inc., 1.875%, 02/01/18	1,255,783	0.1
1,774,000	#	Zoetis, Inc., 3.250%, 02/01/23	1,692,960	0.1
636,000	#	Zoetis, Inc., 4.700%, 02/01/43	594,909	0.0
			22,315,938	1.7

		Industrials: 1.1%
1,230,000		BE Aerospace, Inc., 6.875%, 10/01/20	1,349,925	0.1
1,175,000		Case New Holland, Inc., 7.875%, 12/01/17	1,371,813	0.1
2,010,000		Chrysler Group, LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	2,261,250	0.2
1,140,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	1,149,712	0.1
585,000		Ford Motor Co., 4.750%, 01/15/43	523,973	0.0
1,700,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,791,375	0.1
1,879,000	#	Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	1,870,520	0.1
900,000		Lennar Corp., 4.750%, 12/15/17	929,250	0.1
2,292,000		MDC Holdings, Inc., 6.000%, 01/15/43	1,994,161	0.2
1,076,000	#	Turlock Corp., 2.750%, 11/02/22	1,005,135	0.1
			14,247,114	1.1

		Information Technology: 1.8%
1,325,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	1,329,969	0.1
713,000		Apple, Inc., 2.400%, 05/03/23	647,049	0.1
605,000		Apple, Inc., 3.850%, 05/04/43	508,960	0.0
1,120,000		Brocade Communications Systems, Inc., 6.875%, 01/15/20	1,215,200	0.1
2,391,000		eBay, Inc., 4.000%, 07/15/42	2,028,754	0.2
3,450,000		EMC Corp./MA, 1.875%, 06/01/18	3,441,589	0.3
1,967,000		EMC Corp./MA, 3.375%, 06/01/23	1,926,879	0.1
2,458,000		Fidelity National Information Services, Inc., 3.500%, 04/15/23	2,216,369	0.2
825,000		Hewlett-Packard Co., 2.600%, 09/15/17	833,985	0.1
2,673,000		Hewlett-Packard Co., 3.000%, 09/15/16	2,761,551	0.2
625,000		Hewlett-Packard Co., 5.400%, 03/01/17	687,343	0.1
1,163,000		Jabil Circuit, Inc., 7.750%, 07/15/16	1,322,913	0.1
671,000		Motorola Solutions, Inc., 3.750%, 05/15/22	641,985	0.0
3,165,000		Oracle Corp., 3.625%, 07/15/23	3,164,418	0.2
111,000		Seagate Technology HDD Holdings, 6.800%, 10/01/16	125,985	0.0
			22,852,949	1.8

		Materials: 2.3%
2,564,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	2,520,597	0.2
250,000	#	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	268,438	0.0
982,000		Barrick Gold Corp., 2.500%, 05/01/18	937,580	0.1

See Accompanying Notes to Financial Statements

20

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
1,373,000		Barrick Gold Corp., 4.100%, 05/01/23	$1,211,889	0.1
2,645,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	2,704,021	0.2
2,527,000		Cabot Corp., 3.700%, 07/15/22	2,464,474	0.2
1,660,000		Chemtura Corp., 5.750%, 07/15/21	1,664,150	0.1
1,500,000	#, L	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,500,000	0.1
1,649,000	#	Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18	1,595,658	0.1
1,334,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	1,303,631	0.1
1,126,000		Goldcorp, Inc., 3.700%, 03/15/23	1,029,804	0.1
2,010,000		Huntsman International LLC, 4.875%, 11/15/20	1,914,525	0.1
1,378,000		LYB International Finance BV, 4.000%, 07/15/23	1,369,467	0.1
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,721,325	0.1
1,655,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	1,664,309	0.1
730,000		Rio Tinto Finance USA PLC, 1.625%, 08/21/17	720,092	0.1
1,300,000		Rio Tinto Finance USA PLC, 2.250%, 12/14/18	1,283,624	0.1
960,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,092,000	0.1
1,028,000		Vale Overseas Ltd., 4.625%, 09/15/20	1,045,501	0.1
2,017,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22	1,888,689	0.1
778,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	779,670	0.1
			30,679,444	2.3

		Telecommunication Services: 1.8%
1,043,000		AT&T, Inc., 5.350%, 09/01/40	1,015,693	0.1
1,025,000		CC Holdings GS V LLC/Crown Castle GS III Corp., 2.381%, 12/15/17	1,011,688	0.1
425,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	455,812	0.0
450,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	488,250	0.0
575,000	#	MetroPCS Wireless, Inc., 6.250%, 04/01/21	580,031	0.0
1,435,000	#	MetroPCS Wireless, Inc., 6.625%, 04/01/23	1,443,969	0.1
699,000		Motorola Solutions, Inc., 3.500%, 03/01/23	654,175	0.1
770,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	850,850	0.1
2,110,000	#	Softbank Corp., 4.500%, 04/15/20	2,028,238	0.2
2,600,000	#	Telefonica Chile SA, 3.875%, 10/12/22	2,322,068	0.2
625,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	617,458	0.0
1,428,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	1,483,068	0.1
1,000,000	#, L	T-Mobile USA, Inc., 5.250%, 09/01/18	1,021,250	0.1
4,814,000		Verizon Communications, Inc., 5.150%, 09/15/23	5,171,887	0.4
2,155,000		Verizon Communications, Inc., 6.550%, 09/15/43	2,441,046	0.2
571,000		Vodafone Group PLC, 2.950%, 02/19/23	525,887	0.0
1,001,000		Vodafone Group PLC, 4.375%, 02/19/43	873,499	0.1
			22,984,869	1.8

		Utilities: 1.6%
855,000		AES Corp., 8.000%, 10/15/17	987,525	0.1
1,191,000		Ameren Corp., 8.875%, 05/15/14	1,248,355	0.1
771,000		American Electric Power Co., Inc., 1.650%, 12/15/17	758,344	0.1
566,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	475,753	0.0
1,760,000		Duke Energy Corp., 2.100%, 06/15/18	1,757,647	0.1
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	688,313	0.0
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,442,656	0.1
873,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	897,007	0.1
782,000		Entergy Texas, Inc., 7.125%, 02/01/19	928,688	0.1
1,019,000		FirstEnergy Corp., 2.750%, 03/15/18	992,272	0.1
1,519,000		FirstEnergy Corp., 4.250%, 03/15/23	1,392,382	0.1
314,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	321,560	0.0
68,854	#	Juniper Generation, LLC, 6.790%, 12/31/14	66,023	0.0
618,000		Metropolitan Edison, 7.700%, 01/15/19	753,840	0.1
709,000		Nevada Power Co., 7.125%, 03/15/19	880,822	0.1
1,192,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	1,134,424	0.1
521,000		Nisource Finance Corp., 5.950%, 06/15/41	553,994	0.0
645,000		Nisource Finance Corp., 6.125%, 03/01/22	727,960	0.0
701,000		Oncor Electric Delivery Co. LLC, 4.100%, 06/01/22	725,440	0.0
980,000		Oncor Electric Delivery Co. LLC, 6.800%, 09/01/18	1,175,609	0.1

See Accompanying Notes to Financial Statements

21

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
1,172,000		PPL Capital Funding, Inc., 3.400%, 06/01/23	$1,094,855	0.1
1,169,000		Southwestern Electric Power, 5.550%, 01/15/17	1,284,172	0.1
1,030,000		TransAlta Corp., 4.500%, 11/15/22	983,398	0.1
			21,271,039	1.6
		Total Corporate Bonds/Notes
		(Cost $377,783,798)	373,992,618	28.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 14.3%
1,039,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	1,086,363	0.1
900,000	#	Arkle Master Issuer PLC, 1.963%, 05/17/60	917,440	0.1
1,200,943	#	Banc of America Funding Corp., 5.250%, 08/26/35	1,218,499	0.1
1,030,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.358%, 09/10/47	1,067,558	0.1
860,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.358%, 09/10/47	906,967	0.1
1,900,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.358%, 09/10/47	2,013,008	0.1
1,100,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.358%, 09/10/47	1,085,162	0.1
480,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.460%, 03/11/41	489,273	0.0
971,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.460%, 03/11/41	963,684	0.1
860,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.516%, 07/10/43	897,282	0.1
7,719	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 6.850%, 11/15/31	7,713	0.0
4,547,878		BCAP LLC Trust 2007-AA2, 0.389%, 05/25/47	2,986,769	0.2
443,326		Bear Stearns Alternative-A Trust, 0.819%, 07/25/34	428,195	0.0
1,724,754		Bear Stearns ARM Trust 2006-2, 2.703%, 07/25/36	1,396,356	0.1
2,180,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.874%, 06/11/41	2,221,364	0.2
1,150,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.764%, 04/12/38	980,249	0.1
1,170,000	#	Bear Stearns Commercial Mortgage Securities, 5.764%, 04/12/38	1,253,124	0.1
485,237		Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	472,531	0.0
1,540,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.605%, 04/15/40	1,498,241	0.1
7,652,838	#, ˆ	Citigroup Commercial Mortgage Trust, 2.408%, 09/10/45	914,567	0.1
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7, 6.433%, 12/25/35	2,749,050	0.2
1,976,900		Citigroup Mortgage Loan Trust, Inc., 2.890%, 09/25/37	1,607,372	0.1
27,260,000	#, ˆ	Commercial Mortgage Trust, 0.751%, 10/15/45	1,317,312	0.1
32,380,000	ˆ	Commercial Mortgage Trust, 1.477%, 08/10/46	2,764,028	0.2
8,545,155	ˆ	Commercial Mortgage Trust, 1.949%, 01/10/46	854,827	0.1
7,772,509	ˆ	Commercial Mortgage Trust, 2.080%, 12/10/45	855,352	0.1
5,021,500	ˆ	Commercial Mortgage Trust, 2.112%, 08/15/45	576,095	0.0
6,873,844	ˆ	Commercial Mortgage Trust, 2.417%, 05/15/45	851,605	0.1
1,190,000	#	Commercial Mortgage Trust, 5.234%, 01/05/36	1,183,268	0.1
1,280,000		Commercial Mortgage Trust, 5.393%, 07/15/44	1,319,330	0.1
22,985		Commercial Mortgage Trust, 5.811%, 12/10/49	22,983	0.0
1,470,000		Commercial Mortgage Trust, 5.993%, 12/10/49	1,325,744	0.1
1,330,000		Commercial Mortgage Trust, 6.323%, 11/15/44	1,362,036	0.1
3,097,910		Countrywide Alternative Loan Trust, 0.299%, 06/25/36	2,181,675	0.2
2,203,788		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	2,032,302	0.2
579,102		Countrywide Home Loan Mortgage Pass-Through Trust, 0.499%, 04/25/35	116,996	0.0
3,830,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	3,861,868	0.3
340,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	340,746	0.0
442,500		Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	489,002	0.0

See Accompanying Notes to Financial Statements

22

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,920,609	#	Credit Suisse First Boston Mortgage Securities Corp., 5.760%, 04/12/49	$1,960,837	0.1
900,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.837%, 05/15/36	936,485	0.1
415,740		Credit Suisse First Boston Mortgage Securities Corp., 7.525%, 08/15/36	415,590	0.0
1,707,197		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.299%, 08/25/36	1,169,637	0.1
2,311,290		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.369%, 10/25/36	1,229,442	0.1
1,847,467		First Horizon Alternative Mortgage Securities Trust 2006-FA8, 6.000%, 02/25/37	1,509,189	0.1
1,804,380		First Horizon Alternative Mortgage Securities, 0.479%, 12/25/36	1,104,889	0.1
1,522,342		First Horizon Alternative Mortgage Securities, 6.000%, 02/25/37	1,243,595	0.1
1,804,380	ˆ	First Horizon Alternative Mortgage Securities, 6.521%, 12/25/36	414,691	0.0
500,000	#	Fosse Master Issuer PLC, 1.763%, 10/18/54	514,838	0.0
1,200,000	#	Fosse Master PLC, 1.663%, 10/18/54	1,217,196	0.1
1,368,333		Freddie Mac, 5.000%, 02/15/35	1,487,616	0.1
1,761,778		Freddie Mac, 5.500%, 07/15/37	1,922,734	0.1
760,000	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	746,670	0.1
1,840,000	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Trust, 5.945%, 04/10/40	1,845,882	0.1
1,033,135	#	Gracechurch Mortgage Financing PLC, 1.814%, 11/20/56	1,047,884	0.1
1,620,000	#	Greenwich Capital Commercial Funding Corp., 5.911%, 01/05/36	1,623,839	0.1
7,850,363	#, ˆ	GS Mortgage Securities Corp. II, 1.899%, 08/10/44	583,287	0.0
8,768,282	ˆ	GS Mortgage Securities Corp. II, 2.557%, 11/10/45	1,203,016	0.1
10,325,885	ˆ	GS Mortgage Securities Corp. II, 2.787%, 05/10/45	1,385,742	0.1
771,000		GS Mortgage Securities Corp. II, 5.938%, 08/10/38	765,317	0.1
1,300,000	#	GS Mortgage Securities Trust 2011-GC3, 5.728%, 03/10/44	1,273,715	0.1
25,521		GSR Mortgage Loan Trust, 0.679%, 06/25/35	24,272	0.0
1,565,113		GSR Mortgage Loan Trust, 5.500%, 05/25/36	1,438,322	0.1
1,002,551		GSR Mortgage Loan Trust, 6.000%, 01/25/37	923,109	0.1
2,638,912	#	Holmes Master Issuer PLC, 1.818%, 10/21/54	2,667,225	0.2
244,152		Homebanc Mortgage Trust, 1.039%, 08/25/29	225,271	0.0
873,565		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	745,743	0.1
1,540,000	#	JP Morgan Chase Com Mort Sec Corp. Ps Thr Certs Ser 2003-LN1, 5.821%, 10/15/37	1,470,489	0.1
630,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.506%, 05/15/41	573,636	0.0
15,265,000	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.447%, 12/15/47	422,289	0.0
43,759,467	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.809%, 01/15/46	1,317,414	0.1
5,280,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 0.962%, 04/15/30	5,231,192	0.4
13,155,127	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 2.096%, 12/15/47	1,432,104	0.1
17,059,612	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 2.196%, 06/16/45	1,750,818	0.1
1,430,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 6.120%, 08/12/40	1,424,495	0.1
1,410,000	#	JP Morgan Commercial Mort Pass Thr Certs Ser 2004-C1, 6.063%, 01/15/38	1,421,286	0.1
351,278		JP Morgan Commercial Mortgage Finance Corp., 8.648%, 08/15/32	359,703	0.0
93,403		JPMorgan Chase Commerical Mortgage Securities Corp., 5.198%, 12/15/44	94,299	0.0
812,275	#	JPMorgan Chase Commerical Mortgage Securities Corp., 6.135%, 07/12/37	813,962	0.1
5,000,000	#	Lanark Master Issuer PLC, 1.662%, 12/22/54	5,088,840	0.4
830,000		LB-UBS Commercial Mortgage Trust 2000-C4, 8.150%, 07/15/32	870,852	0.1

See Accompanying Notes to Financial Statements

23

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,140,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	$2,184,606	0.2
20,013,799	#, ˆ	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	551,158	0.0
1,980,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	2,055,987	0.2
770,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.954%, 07/15/40	761,242	0.1
1,150,000		LB-UBS Commercial Mortgage Trust 2006-C4, 6.075%, 06/15/38	1,073,320	0.1
75,795,612	#, ˆ	LB-UBS Commercial Mortgage Trust, 0.848%, 11/15/38	1,473,914	0.1
1,730,000		LB-UBS Commercial Mortgage Trust, 4.983%, 07/15/40	1,693,760	0.1
2,120,000		LB-UBS Commercial Mortgage Trust, 5.323%, 11/15/40	2,232,222	0.2
1,180,000		LB-UBS Commercial Mortgage Trust, 5.350%, 11/15/40	1,186,961	0.1
700,000	#	LB-UBS Commercial Mortgage Trust, 5.412%, 02/15/40	642,910	0.0
1,174,000	#	LB-UBS Commercial Mortgage Trust, 5.416%, 10/15/36	1,198,086	0.1
1,020,000		LB-UBS Commercial Mortgage Trust, 5.710%, 06/15/36	1,036,124	0.1
1,100,000	#	LB-UBS Commercial Mortgage Trust, 5.716%, 10/15/36	903,120	0.1
1,280,000		LB-UBS Commercial Mortgage Trust, 6.075%, 06/15/38	1,325,728	0.1
1,760,000	#	LB-UBS Commercial Mortgage Trust, 6.089%, 09/15/39	1,851,987	0.1
1,830,000	#	LB-UBS Commercial Mortgage Trust, 6.089%, 09/15/39	1,910,205	0.1
2,070,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	1,967,392	0.1
7,968,220	#, ˆ	UBS-Barclays Commercial Mortgage Trust, 1.961%, 05/10/63	747,631	0.1
281,074		Merrill Lynch Mortgage Investors, Inc., 6.250%, 12/10/29	280,937	0.0
2,220,000		Merrill Lynch Mortgage Investors, Inc., 6.750%, 11/15/26	2,404,301	0.2
31,549,802	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.894%, 02/15/46	3,322,036	0.3
11,430,555	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.656%, 12/15/48	888,035	0.1
20,405,188	#, ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 2.050%, 08/15/45	2,031,192	0.2
19,740,097	#, ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 2.333%, 11/15/45	2,226,709	0.2
420,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	418,323	0.0
410,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	411,232	0.0
1,240,000		Morgan Stanley Capital I Trust 2004-HQ4, 5.150%, 04/14/40	1,239,681	0.1
2,270,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.271%, 07/13/15	2,082,002	0.2
1,310,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	1,129,174	0.1
1,120,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.459%, 01/11/43	1,084,536	0.1
1,720,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.459%, 01/11/43	1,744,947	0.1
1,460,000		Morgan Stanley Capital I, Inc., 5.520%, 06/15/38	1,486,264	0.1
250,000	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	256,484	0.0
1,246,000		Morgan Stanley Capital I, 5.073%, 08/13/42	1,309,069	0.1
1,455,000		Morgan Stanley Capital I, 5.172%, 08/13/42	1,474,683	0.1
850,000		Morgan Stanley Capital I, 5.202%, 08/13/42	844,521	0.1
1,148,000		Morgan Stanley Capital I, 5.302%, 01/14/42	1,194,541	0.1
1,080,000		Morgan Stanley Capital I, 5.336%, 01/14/42	1,117,954	0.1
850,000		Morgan Stanley Capital I, 5.300%, 06/15/40	872,856	0.1
2,540,000	#	Morgan Stanley Capital I, 5.420%, 09/15/47	2,600,748	0.2
1,300,000	#	Morgan Stanley Capital I, 5.420%, 09/15/47	1,247,246	0.1
105,181	#	Morgan Stanley Capital I, 7.350%, 07/15/32	110,306	0.0
1,849,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 5.980%, 09/15/37	1,952,469	0.1
600,000	#	Morgan Stanley Dean Witter Capital I, 7.644%, 07/15/33	602,344	0.0
1,029,384	#	Morgan Stanley Re-Remic Trust, 5.249%, 12/17/43	1,032,305	0.1
1,520,000	#	Nationslink Funding Corp. 1999-ltl-1, 6.450%, 01/22/26	1,637,444	0.1
2,580,000	#	N-Star Real Estate CDO Ltd., 2.029%, 07/25/29	2,582,419	0.2
587,229		Prime Mortgage Trust 2007-1, 5.500%, 03/25/37	514,149	0.0
1,136,475		RALI Trust, 6.000%, 09/25/35	1,082,917	0.1
18,960,283	#, ˆ	RBSCF Trust, 1.105%, 04/15/24	205,164	0.0

See Accompanying Notes to Financial Statements

24

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,304,000	#	Silverstone Master Issuer PLC, 1.816%, 01/21/55	$2,346,126	0.2
1,487,000	#	Springleaf Mortgage Loan Trust, 3.790%, 06/25/58	1,416,637	0.1
2,030,000	#	Springleaf Mortgage Loan Trust, 4.440%, 12/25/59	1,998,587	0.1
1,258,000	#	Springleaf Mortgage Loan Trust, 4.440%, 06/25/58	1,157,808	0.1
359,176		Structured Adjustable Rate Mortgage Loan Trust, 2.569%, 09/25/34	360,996	0.0
541,974		Structured Asset Mortgage Investments, Inc., 0.661%, 04/19/35	525,531	0.0
1,079,745		WaMu Mortgage Pass Through Certificates, 3.201%, 10/25/36	856,887	0.1
952,967		Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	858,643	0.1
929,308		Washington Mutual Mortgage Pass-through Certificates, 6.000%, 06/25/34	996,996	0.1
3,932,844		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	3,502,151	0.3
9,528,504	#, ˆ	Wells Fargo Mortgage Backed Securities Trust, 1.751%, 06/15/45	943,940	0.1
10,485,209	#, ˆ	Wells Fargo Mortgage Backed Securities Trust, 2.400%, 08/15/45	1,270,573	0.1
2,246,522		Wells Fargo Mortgage Backed Securities Trust, 5.595%, 04/25/36	2,171,553	0.2
		Total Collateralized Mortgage Obligations
		(Cost $184,211,321)	187,103,117	14.3

U.S. TREASURY OBLIGATIONS: 22.3%
		U.S. Treasury Bonds: 3.3%
50,952,000		2.875%, due 05/15/43	43,245,510	3.3

		U.S. Treasury Notes: 19.0%
77,536,000		0.250%, due 09/30/15	77,430,008	5.9
101,664,000		0.875%, due 09/15/16	102,438,375	7.8
33,363,000		1.375%, due 09/30/18	33,348,654	2.5
14,005,000		2.000%, due 09/30/20	13,995,155	1.1
22,397,000		2.500%, due 08/15/23	22,181,787	1.7
			249,393,979	19.0
		Total U.S. Treasury Obligations
		(Cost $291,360,620)	292,639,489	22.3

ASSET-BACKED SECURITIES: 8.6%
		Automobile Asset-Backed Securities: 0.4%
1,000,000	#	Motor PLC, 1.286%, 02/25/20	1,000,814	0.1
1,800,000		Santander Drive Auto Receivables Trust 2012-4, 3.500%, 06/15/18	1,840,880	0.1
550,000		SMART Trust/Australia, 1.180%, 02/14/19	542,245	0.0
1,000,000		SMART Trust, 1.050%, 10/14/18	995,871	0.1
1,500,000	#	SMART Trust, 1.590%, 10/14/16	1,513,190	0.1
			5,893,000	0.4

		Credit Card Asset-Backed Securities: 0.5%
2,500,000	#	Cards II Trust, 0.632%, 09/15/17	2,505,665	0.2
1,250,000	#	Gracechurch Card Funding PLC, 0.882%, 02/15/17	1,256,186	0.1
2,700,000	#	Penarth Master Issuer PLC, 0.749%, 03/18/14	2,705,848	0.2
			6,467,699	0.5

		Home Equity Asset-Backed Securities: 0.4%
969,554		Freddie Mac Structured Pass-Through Securities, 0.429%, 05/25/31	953,018	0.1
41,441		Freddie Mac Structured Pass-Through Securities, 0.479%, 01/25/32	40,147	0.0
4,018,215		GSAA Trust, 0.239%, 10/25/36	2,054,505	0.2
3,614,785		GSAA Trust, 0.269%, 12/25/36	1,801,302	0.1
49,285		Residential Asset Securities Corp., 0.779%, 06/25/32	39,079	0.0
			4,888,051	0.4

		Other Asset-Backed Securities: 7.3%
556,430	#	Aimco CDO, 0.516%, 10/20/19	544,928	0.0
500,000	#	Apidos CDO I Ltd., 1.014%, 07/27/17	495,417	0.0
940,000	#	Apidos CDO II, 1.064%, 12/21/18	905,665	0.1
2,200,000	#	Ares VIR CLO Ltd., 2.156%, 03/12/18	2,169,284	0.2
3,718,391	#	Ares VR CLO Ltd., 2.162%, 02/24/18	3,673,957	0.3
1,180,427	#	Ares X CLO Ltd., 2.252%, 09/18/17	1,182,197	0.1
2,910,000	#	Ares XII CLO Ltd., 2.262%, 11/25/20	2,870,063	0.2
161,615	#	Atrium CDO Corp., 0.592%, 10/27/16	161,059	0.0
725,000	#	Atrium III, 2.262%, 10/27/16	707,765	0.1
1,750,000	#	Atrium IV, 1.008%, 06/08/19	1,682,018	0.1
750,000	#	Atrium IV, 2.108%, 06/08/19	737,059	0.1
1,625,000	#	Babson CLO, Inc. 2005-III, 0.665%, 11/10/19	1,565,479	0.1
1,100,000	#	Ballyrock CLO 2006-1 Ltd., 1.762%, 08/28/19	1,075,606	0.1
1,284,443	#	Ballyrock CLO III Ltd., 0.996%, 07/25/17	1,274,679	0.1

See Accompanying Notes to Financial Statements

25

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
1,670,566	#	Callidus Debt Partners CLO Fund VII Ltd., 1.016%, 01/21/21	$1,664,411	0.1
4,250,000	#	Callidus Debt Partners CLO Fund VII Ltd., 2.516%, 01/21/21	4,239,001	0.3
1,370,495	#	Castle Garden Funding, 0.520%, 10/27/20	1,357,843	0.1
1,850,000	#	Castle Garden Funding, 1.010%, 10/27/20	1,819,516	0.1
600,000	#	Castle Garden Funding, 5.010%, 10/27/20	600,740	0.0
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,081,860	0.1
76,239		Chase Funding Trust Series 2003-5, 0.779%, 07/25/33	70,625	0.0
2,475,000	#	CIFC Funding 2006-I Ltd., 0.666%, 10/20/20	2,356,222	0.2
2,225,000	#	Clydesdale CLO 2005 Ltd, 0.718%, 12/06/17	2,188,292	0.2
2,763,684		Countrywide Asset-Backed Certificates, 5.530%, 04/25/47	2,574,142	0.2
599,669	+	Credit-Based Asset Servicing and Securitization, LLC, 4.498%, 08/25/35	609,709	0.0
638,477	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	647,144	0.1
1,375,000	#	Denali Capital CLO V Ltd., 0.965%, 09/08/19	1,367,054	0.1
3,500,000	#	Dryden VIII Leveraged Loan CDO 2005, 2.012%, 05/22/17	3,403,151	0.3
1,500,000	#	Eaton Vance CDO IX Ltd., 0.916%, 04/20/19	1,419,291	0.1
889,555	#	Emporia Preferred Funding I Corp., 0.819%, 10/12/18	888,585	0.1
1,430,507	#	Emporia Preferred Funding II Corp., 0.546%, 10/18/18	1,423,161	0.1
2,100,000	#	Emporia Preferred Funding, 0.766%, 10/18/18	2,002,279	0.2
1,450,000	#	Fraser Sullivan CLO II Ltd., 0.653%, 12/20/20	1,378,360	0.1
210,706	#	Gulf Stream — Compass CLO 2005-I Ltd., 0.684%, 05/15/17	210,540	0.0
1,514,000	#	Gulf Stream — Compass CLO 2005-I Ltd., 1.014%, 05/15/17	1,509,706	0.1
3,075,000	#	Gulf Stream — Compass CLO 2005-I Ltd., 2.164%, 05/15/17	3,022,073	0.2
1,825,000	#	Gulf Stream — Compass CLO 2007-I Ltd., 2.264%, 10/28/19	1,793,010	0.1
2,250,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 0.603%, 08/21/20	2,215,631	0.2
3,040,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 1.863%, 08/21/20	2,926,006	0.2
500,000	#	Halcyon Structured Asset Management CLO I Ltd., 0.993%, 05/21/18	498,466	0.0
3,350,000	#	Halcyon Structured Asset Management CLO I Ltd., 1.963%, 05/21/18	3,314,775	0.3
1,150,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.715%, 08/07/21	1,111,414	0.1
1,350,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 2.565%, 08/07/21	1,307,187	0.1
750,000	#	Hewett’s Island CDO Ltd., 1.216%, 08/09/17	746,321	0.1
875,000	#	Hewett’s Island Clo IV Ltd., 1.016%, 05/09/18	867,538	0.1
5,550,000	#	Jefferies Loan Trust 2013-A Class A, 3.698%, 11/02/14	5,550,000	0.4
2,725,000	#	Landmark VI CDO Ltd, 0.768%, 01/14/18	2,633,075	0.2
356,781		Lehman XS Trust, 0.459%, 08/25/35	337,955	0.0
1,338,926	#	Lightpoint CLO Ltd., 0.514%, 09/15/17	1,318,340	0.1
1,780,000	#	Madison Park Funding I Ltd., 2.165%, 05/10/19	1,779,532	0.1
1,480,000		Madison Park Funding I Ltd., 5.015%, 05/10/19	1,481,199	0.1
1,425,000	#	Marathon CLO I Ltd, 2.164%, 07/26/19	1,427,186	0.1
1,550,000	#	Morgan Stanley Investment Management Croton Ltd, 0.718%, 01/15/18	1,511,306	0.1
1,000,000	#	Oak Hill Credit Partners IV Ltd, 1.963%, 05/17/21	978,651	0.1
2,200,000	#	Stanfield Arnage CLO Ltd., 2.462%, 08/27/21	2,157,923	0.2
1,200,000	#	Stanfield Bristol CLO Ltd, 0.714%, 10/15/19	1,181,735	0.1
1,400,000	#	Stanfield Veyron CLO Ltd., 0.668%, 07/15/18	1,352,634	0.1
2,100,000	#	Stanfield Veyron CLO Ltd., 0.948%, 07/15/18	2,022,474	0.2
1,550,000	#	WhiteHorse III Ltd./Corp, 1.015%, 05/01/18	1,533,310	0.1
			94,924,549	7.3
		Total Asset-Backed Securities
		(Cost $111,519,807)	112,173,299	8.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 22.4%
		Federal Home Loan Mortgage Corporation: 5.7%##
20,583,652	ˆ	6.421%, due 04/25/31	3,642,176	0.3
110,223		0.532%, due 02/15/32	110,356	0.0
1,244,000	W	3.000%, due 01/15/27	1,282,681	0.1
1,707,466		3.000%, due 02/01/27	1,767,017	0.1
3,247,402		3.000%, due 02/01/27	3,360,388	0.3

See Accompanying Notes to Financial Statements

26

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation: (continued)
462,849		3.282%, due 03/15/38	$472,630	0.0
2,792,398	ˆˆ	4.000%, due 01/15/36	2,620,184	0.2
3,662,133		4.000%, due 10/01/41	3,836,271	0.3
5,180,881		4.000%, due 12/01/41	5,428,225	0.4
10,241,512	ˆ	4.000%, due 04/15/43	2,004,258	0.2
7,790,873	ˆ	4.500%, due 12/15/40	1,446,677	0.1
2,390,806		4.500%, due 08/01/41	2,553,085	0.2
692,035		4.500%, due 08/01/41	738,540	0.1
2,987,926		4.500%, due 09/01/41	3,188,127	0.2
3,304,905		4.500%, due 10/01/41	3,523,890	0.3
1,546,796		4.500%, due 01/15/42	1,620,090	0.1
1,392,977	ˆ	4.880%, due 03/15/33	1,485,601	0.1
660,261		5.000%, due 12/15/17	697,689	0.1
1,408,369		5.000%, due 02/15/35	1,548,774	0.1
456,248		5.000%, due 02/15/35	475,253	0.0
470,443		5.000%, due 01/01/41	510,391	0.0
1,196,089		5.500%, due 11/15/22	1,292,861	0.1
1,564,919		5.500%, due 12/15/32	1,734,388	0.1
571,952		5.500%, due 09/15/34	628,524	0.1
5,615,244		5.500%, due 02/15/36	6,163,252	0.5
1,527,068		5.500%, due 08/15/36	1,691,927	0.1
651,568		5.500%, due 05/15/37	714,704	0.1
2,065,915		5.500%, due 06/15/37	2,269,471	0.2
19,143		5.601%, due 05/01/37	20,332	0.0
13,193,759	ˆ	5.818%, due 05/15/36	1,791,579	0.1
4,923,702	ˆ	5.868%, due 07/15/40	791,857	0.1
886		6.000%, due 04/01/14	896	0.0
9,079		6.000%, due 12/01/28	9,904	0.0
22,440		6.000%, due 01/01/29	24,496	0.0
505,122		6.000%, due 01/15/29	560,238	0.0
490,164		6.000%, due 01/15/29	549,423	0.0
566,251		6.000%, due 07/15/32	636,316	0.1
457,178	ˆ	6.000%, due 04/15/33	87,838	0.0
2,131,180		6.000%, due 07/15/36	2,277,185	0.2
4,025,880		6.000%, due 10/15/37	4,455,627	0.3
7,546,503	ˆ	6.303%, due 06/15/36	1,157,433	0.1
4,551,384	ˆ	6.368%, due 05/15/41	980,770	0.1
13,366,050	ˆ	6.418%, due 09/15/34	1,708,128	0.1
18,622		6.500%, due 01/01/24	20,835	0.0
20,472		6.500%, due 12/01/31	22,790	0.0
2,114,080		6.500%, due 09/01/34	2,396,857	0.2
19,610		7.000%, due 11/01/31	21,562	0.0
9,388		7.000%, due 03/01/32	11,205	0.0
			74,332,701	5.7

		Federal National Mortgage Association: 12.8%##
189,166		0.579%, due 04/18/28	189,171	0.0
89,629		0.700%, due 10/25/33	89,887	0.0
119,201		0.729%, due 01/25/32	118,455	0.0
1,089,909		1.680%, due 06/25/33	1,121,207	0.1
25,000,000	W	2.500%, due 07/25/27	25,148,437	1.9
2,148,532		3.000%, due 10/01/27	2,230,395	0.2
21,312,000	W	3.000%, due 07/25/42	20,765,880	1.6
5,520,000	W	3.500%, due 08/25/25	5,807,212	0.4
16,058,000	W	3.500%, due 04/25/42	16,298,871	1.2
13,236,131	ˆ	3.500%, due 06/25/42	2,033,319	0.2
720,564	ˆ	4.000%, due 11/01/18	47,271	0.0
5,330,000	W	4.000%, due 08/25/40	5,574,014	0.4
1,444,218		4.000%, due 12/25/40	1,367,450	0.1
8,217,551	ˆ	4.000%, due 04/25/41	1,404,834	0.1
1,697,446		4.000%, due 03/01/42	1,784,824	0.1
4,750,602		4.000%, due 07/01/42	4,991,045	0.4
998,474		4.000%, due 07/01/42	1,049,258	0.1
880,934		4.000%, due 07/01/42	926,014	0.1
5,128,075		4.000%, due 07/01/42	5,390,245	0.4
4,650,311		4.500%, due 10/25/34	5,101,847	0.4
10,733,000	W	4.500%, due 11/15/35	11,434,000	0.9
1,380,904		4.500%, due 11/01/40	1,478,563	0.1
825,634		4.500%, due 11/01/40	883,601	0.1
21,503		4.500%, due 12/01/40	23,030	0.0
12,965		4.500%, due 12/01/40	13,889	0.0
22,135		4.500%, due 01/01/41	23,704	0.0
26,908		4.500%, due 01/01/41	28,825	0.0
1,377,343		4.500%, due 09/01/41	1,475,214	0.1
2,066,758		4.500%, due 10/01/41	2,213,676	0.2
512,279		5.000%, due 06/01/33	558,389	0.0
1,653,872		5.000%, due 09/25/33	1,815,731	0.1
740,423		5.000%, due 07/25/34	764,676	0.1
660,538		5.000%, due 02/01/35	718,725	0.1
1,125,900		5.000%, due 07/01/35	1,224,892	0.1
1,218,806		5.000%, due 08/01/35	1,323,037	0.1
143,644		5.000%, due 10/01/35	156,080	0.0
603,915		5.000%, due 01/01/36	655,739	0.1
393,517		5.000%, due 02/01/36	427,365	0.0
915,802		5.000%, due 07/01/36	995,806	0.1
1,199,184		5.000%, due 07/01/37	1,307,150	0.1
8,370,000	W	5.000%, due 11/15/37	9,053,988	0.7
632,849		5.000%, due 11/01/40	692,557	0.1
436,503		5.000%, due 02/01/41	473,313	0.0
272,323		5.000%, due 05/01/41	297,646	0.0
1,133,547		5.000%, due 06/01/41	1,239,549	0.1
719,211		5.000%, due 06/01/41	785,278	0.1
471,817		5.008%, due 07/01/35	506,667	0.0
35,139		5.500%, due 02/01/18	37,193	0.0
574,000		5.500%, due 08/25/34	625,269	0.1
785,348		5.500%, due 03/01/37	857,301	0.1
13,223,643	ˆ	5.971%, due 11/25/39	1,636,747	0.1
42,666		6.000%, due 08/01/16	44,699	0.0
393		6.000%, due 12/01/16	413	0.0
20,180		6.000%, due 03/01/17	21,303	0.0
2,239		6.000%, due 07/01/17	2,296	0.0
185,227		6.000%, due 09/01/17	196,385	0.0
11,588		6.000%, due 11/01/17	12,232	0.0
12,289		6.000%, due 10/01/18	13,150	0.0
263,600		6.000%, due 07/25/29	292,891	0.0
620,608		6.000%, due 07/25/29	689,569	0.1
493,621		6.000%, due 04/25/31	553,155	0.0
722,444	ˆ	6.000%, due 08/25/33	127,748	0.0
234,706		6.000%, due 09/01/36	256,715	0.0
374,809		6.000%, due 02/25/37	416,711	0.0
289,514		6.000%, due 12/01/37	316,672	0.0
7,699,196		6.000%, due 01/01/38	8,527,053	0.7
516,164		6.000%, due 02/01/38	563,378	0.0
2,100,604		6.000%, due 05/01/38	2,255,891	0.2
8,976,312	ˆ	6.371%, due 09/25/40	1,749,537	0.1
5,042		6.500%, due 02/01/28	5,589	0.0
6,389		6.500%, due 07/01/29	7,073	0.0
158		6.500%, due 06/01/31	175	0.0
149,311		6.500%, due 07/01/31	171,400	0.0
1,347		6.500%, due 09/01/31	1,491	0.0
485		6.500%, due 09/01/31	542	0.0
41,251		6.500%, due 11/01/31	46,017	0.0
16,272		6.500%, due 04/01/32	18,336	0.0
2,437		6.500%, due 08/01/32	2,734	0.0
5,576		6.500%, due 08/01/32	6,173	0.0
28,356		6.500%, due 01/01/33	31,393	0.0
58,542		6.500%, due 02/01/33	64,846	0.0
154,636		6.500%, due 12/01/33	179,214	0.0
1,080,365	ˆ	6.521%, due 08/25/26	140,646	0.0
3,616,083	ˆ	6.561%, due 01/25/37	619,467	0.1
12,734,476	ˆ	6.571%, due 10/25/35	2,212,323	0.2
25,282		7.000%, due 12/01/27	28,457	0.0
19,146		7.000%, due 01/01/30	20,642	0.0
6,881		7.000%, due 10/01/31	7,825	0.0
6,060		7.000%, due 03/01/32	6,933	0.0
4,072		7.500%, due 09/01/30	4,839	0.0
3,561		7.500%, due 10/01/30	3,631	0.0
3,951		7.500%, due 10/01/30	4,498	0.0
9,163		7.500%, due 09/01/31	10,934	0.0
32,368		7.500%, due 02/01/32	37,433	0.0

See Accompanying Notes to Financial Statements

27

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
914,343	ˆ	7.505%, due 02/17/29	$167,496	0.0
1,027,815		22.315%, due 01/25/35	1,384,568	0.1
76,072		27.885%, due 02/25/34	109,437	0.0
813,471		32.556%, due 11/25/36	1,256,281	0.1
			167,757,427	12.8

		Government National Mortgage Association: 3.9%
5,200		1.625%, due 04/20/28	5,423	0.0
8,251,000	W	3.000%, due 06/15/42	8,136,259	0.6
1,379,000	W	3.500%, due 02/15/41	1,418,000	0.1
10,222,000	W	4.000%, due 10/15/39	10,784,210	0.8
1,142,595		4.000%, due 11/20/40	1,213,315	0.1
1,961,678		4.000%, due 10/20/41	1,981,871	0.2
2,800,000		4.500%, due 03/15/39	3,006,500	0.2
7,289,207		4.500%, due 05/16/39	7,812,623	0.6
1,236,323		4.500%, due 10/15/39	1,341,554	0.1
1,229,078		4.500%, due 11/15/39	1,333,843	0.1
1,079,160		4.500%, due 11/15/39	1,171,255	0.1
283,923		4.500%, due 12/15/39	308,155	0.0
336,198		4.500%, due 08/20/41	363,840	0.0
1,718,000		4.750%, due 05/20/39	1,842,397	0.1
5,499,457	ˆ	5.000%, due 06/16/39	224,485	0.0
1,216,482		5.140%, due 10/20/60	1,356,363	0.1
800,203		5.288%, due 10/20/60	896,574	0.1
1,003,822		5.500%, due 03/20/60	1,128,119	0.1
7,738,691	ˆ	5.670%, due 06/20/40	1,240,885	0.1
3,327,956	ˆ	6.020%, due 06/20/38	333,208	0.0
5,350,334	ˆ	6.020%, due 04/20/39	711,251	0.1
3,805,916	ˆ	6.120%, due 05/20/39	419,174	0.0
4,022,274	ˆ	6.220%, due 04/20/38	546,440	0.1
1,667,786	ˆ	6.318%, due 05/16/38	235,557	0.0
4,785,846	ˆ	6.370%, due 01/20/38	706,208	0.1
8,826,669	ˆ	6.468%, due 09/16/40	1,643,588	0.1
118,889		6.500%, due 09/16/38	135,132	0.0
2,836,484	ˆ	6.588%, due 02/16/35	537,784	0.1
174,349	ˆ	8.068%, due 06/16/31	20,326	0.0
			50,854,339	3.9

		Total U.S. Government Agency Obligations
		(Cost $282,922,783)	292,944,467	22.4

FOREIGN GOVERNMENT BONDS: 7.8%
953,794	+	Argentina Government International Bond, 2.500%, 12/31/38	343,366	0.0
946,119		Argentina Government International Bond, 8.280%, 12/31/33	610,247	0.1
600,000	L	City of Buenos Aires, 9.950%, 03/01/17	567,000	0.0
1,200,000	#	Aruba Government Bond, 4.625%, 09/14/23	1,146,000	0.1
1,689,000	L	Republic of Belarus, 8.750%, 08/03/15	1,638,330	0.1
695,000	+	Belize Government International Bond, 5.000%, 02/20/38	427,425	0.0
332,600	#	Belize Government International Bond, 5.000%, 02/20/38	204,549	0.0
700,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	673,750	0.1
1,468,000	L	Brazilian Government International Bond, 2.625%, 01/05/23	1,291,840	0.1
400,000		Colombia Government International Bond, 7.375%, 03/18/19	486,400	0.0
760,000		Colombia Government International Bond, 8.125%, 05/21/24	985,150	0.1
410,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	381,300	0.0
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	315,000	0.0
400,000		Costa Rica Government International Bond, 9.995%, 08/01/20	510,000	0.0
272,000		Croatia Government International Bond, 6.375%, 03/24/21	282,268	0.0
270,000		Dominican Republic International Bond, 5.875%, 04/18/24	251,775	0.0
700,000	L	Egypt Government International Bond, 5.750%, 04/29/20	649,250	0.1
300,000		Egypt Government International Bond, 6.875%, 04/30/40	249,000	0.0
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	220,980	0.0
400,000		Financing of Infrastrucural Projects State Enterprise, 9.000%, 12/07/17	336,000	0.0
691,000		Gabonese Republic, 8.200%, 12/12/17	780,830	0.1
300,000	#	Guatemala Government Bond, 4.875%, 02/13/28	276,000	0.0
559,000		Guatemala Government Bond, 8.125%, 10/06/34	698,750	0.1
1,000,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	1,030,000	0.1
156,000	L	Hungary Government International Bond, 5.375%, 02/21/23	152,490	0.0
916,000		Hungary Government International Bond, 7.625%, 03/29/41	984,700	0.1
1,320,000	#	Indonesia Government International Bond, 3.750%, 04/25/22	1,197,900	0.1
750,000		Indonesia Government International Bond, 3.375%, 04/15/23	643,125	0.1
EUR 14,747,000		Ireland Government Bond, 5.400%, 03/13/25	7,041,355	0.5
EUR 10,355,000		Italy Buoni Poliennali Del Tesoro, 3.500%, 06/01/18	14,171,969	1.1
EUR 7,760,000		Italy Buoni Poliennali Del Tesoro, 4.250%, 03/01/20	10,842,542	0.8
1,246,000	+	Ivory Coast Government International Bond, 5.750%, 12/31/32	1,105,825	0.1
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	606,720	0.1

See Accompanying Notes to Financial Statements

28

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
1,100,000		Lithuania Government International Bond, 6.625%, 02/01/22	$1,293,875	0.1
264,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	310,530	0.0
686,000		Mexico Government International Bond, 4.000%, 10/02/23	682,570	0.1
160,000		Mexico Government International Bond, 4.750%, 03/08/44	145,600	0.0
500,000		Morocco Government International Bond, 4.250%, 12/11/22	457,600	0.0
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	549,120	0.0
850,000		Namibia International Bonds, 5.500%, 11/03/21	862,750	0.1
350,000		Nigeria Government International Bond, 6.750%, 01/28/21	377,125	0.0
EUR 1,440,000	#	Portugal Obrigacoes do Tesouro OT, 4.350%, 10/16/17	1,845,839	0.1
EUR 4,543,000	#	Portugal Obrigacoes do Tesouro OT, 5.650%, 02/15/24	5,580,439	0.4
200,000		Pakistan Government International Bond, 6.875%, 06/01/17	194,500	0.0
200,000		Pakistan Government International Bond, 7.875%, 03/31/36	164,000	0.0
800,000		Panama Government International Bond, 4.300%, 04/29/53	622,000	0.1
824,000		Panama Government International Bond, 5.200%, 01/30/20	908,460	0.1
693,000		Panama Government International Bond, 6.700%, 01/26/36	795,217	0.1
448,000		Petrobras International Finance Co. — Pifco, 3.500%, 02/06/17	456,112	0.0
2,043,900	L	Petroleos de Venezuela SA, 4.900%, 10/28/14	1,928,420	0.2
3,133,400	L	Petroleos de Venezuela SA, 9.750%, 05/17/35	2,404,884	0.2
1,073,000		Petroleos Mexicanos, 5.500%, 01/21/21	1,153,475	0.1
1,370,000		Petroleos Mexicanos, 5.500%, 06/27/44	1,250,420	0.1
1,320,000		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	1,415,700	0.1
300,000		Philippine Government International Bond, 7.750%, 01/14/31	391,875	0.0
2,498,000		Philippine Government International Bond, 4.000%, 01/15/21	2,597,920	0.2
706,000		Poland Government International Bond, 3.000%, 03/17/23	648,461	0.1
418,000		Poland Government International Bond, 5.000%, 03/23/22	450,604	0.0
1,400,000		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	1,506,750	0.1
332,000	L	Republic of Ghana, 8.500%, 10/04/17	363,955	0.0
1,000,000	#	Republic of Latvia, 2.750%, 01/12/20	952,926	0.1
600,000		Republic of Paraguay, 4.625%, 01/25/23	550,500	0.0
600,000	#	Republic of Paraguay, 4.625%, 01/25/23	550,500	0.0
700,000		Republic of the Philippines, 6.375%, 10/23/34	826,875	0.1
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	130,730	0.0
524,000		Romanian Government International Bond, 6.750%, 02/07/22	599,430	0.1
2,800,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	2,884,000	0.2
600,000	#	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	618,000	0.1
607,750		Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	717,437	0.1
800,000		Russian Railways via RZD Capital PLC, 5.700%, 04/05/22	818,000	0.1
630,000	#	Republic of Serbia, 5.250%, 11/21/17	628,425	0.1
500,000		Sri Lanka Government International Bond, 5.875%, 07/25/22	462,500	0.0
570,000		Tanzania Government International Bond, 6.392%, 03/09/20	591,375	0.0
1,600,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	1,420,000	0.1
678,000		Turkey Government International Bond, 5.125%, 03/25/22	675,457	0.1
800,000		Turkey Government International Bond, 6.000%, 01/14/41	775,200	0.1
200,000		Turkey Government International Bond, 6.250%, 09/26/22	215,550	0.0
2,183,000		Turkey Government International Bond, 7.375%, 02/05/25	2,470,064	0.2
2,937,000		Ukraine Government International Bond, 9.250%, 07/24/17	2,728,620	0.2
300,000		Ukraine Government International Bond, 7.950%, 06/04/14	286,500	0.0
600,000	#	Ukraine Railways via Shortline PLC, 9.500%, 05/21/18	483,000	0.0

See Accompanying Notes to Financial Statements

29

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
337,000		Uruguay Government International Bond, 4.500%, 08/14/24	$342,897	0.0
253,970		Uruguay Government International Bond, 7.625%, 03/21/36	321,272	0.0
189,180	&	Uruguay Government International Bond, 7.875%, 01/15/33	244,042	0.0
341,643		Uruguay Government International Bond, 8.000%, 11/18/22	437,303	0.0
800,000		Vietnam Government International Bond, 6.750%, 01/29/20	860,000	0.1
300,000	#	Zambia Government International Bond, 5.375%, 09/20/22	264,000	0.0

		Total Foreign Government Bonds
		(Cost $105,390,078)	102,314,640	7.8

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: 0.6%
		Financials: 0.6%
31,266	P	The Bank of New York Mellon Corp.	628,447	0.0
40,562	P	Discover Financial Services	954,018	0.1
90,625	P	Goldman Sachs Group, Inc.	2,033,625	0.2
64,000	P	PNC Financial Services Group, Inc.	1,615,360	0.1
25,000	P	US Bancorp	649,750	0.1
78,000	P	Wells Fargo & Co.	1,861,860	0.1

		Total Preferred Stock
		(Cost $8,238,475)	7,743,060	0.6

		Total Long-Term Investments
		(Cost $1,361,426,882)	1,368,910,690	104.6

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.1%
		Securities Lending Collateralcc(1)>: 1.0%
2,942,241		BNP Paribas Bank, Repurchase Agreement dated 09/30/13, 0.07%, due 10/01/13 (Repurchase Amount $2,942,247, collateralized by various U.S. Government Agency Obligations, 2.343%–5.838%, Market Value plus accrued interest $3,001,086, due 07/01/16–11/01/40)	2,942,241	0.2
3,240,191		Citigroup, Inc., Repurchase Agreement dated 09/30/13, 0.07%, due 10/01/13 (Repurchase Amount $3,240,197, collateralized by various U.S. Government Agency Obligations, 0.000%–4.875%, Market Value plus accrued interest $3,305,005, due 07/28/14–07/18/33)	3,240,191	0.3
980,068		Credit Suisse Securities, Repurchase Agreement dated 09/30/13, 0.05%, due 10/01/13 (Repurchase Amount $980,069, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $999,675, due 11/15/17–08/15/41)	980,068	0.1
3,240,191		Daiwa Capital Markets, Repurchase Agreement dated 09/30/13, 0.12%, due 10/01/13 (Repurchase Amount $3,240,202, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $3,304,996, due 01/22/14–03/01/48)	3,240,191	0.2
3,240,191		JPMorgan Chase & Co., Repurchase Agreement dated 09/30/13, 0.07%, due 10/01/13 (Repurchase Amount $3,240,197, collateralized by various U.S. Government Agency Obligations, 2.000%–5.500%, Market Value plus accrued interest $3,305,030, due 03/01/23–07/01/43)	3,240,191	0.2
			13,642,882	1.0

Shares			Value	Percentage of Net Assets
		Mutual Funds: 5.1%
66,046,414		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
		(Cost $66,046,414)	66,046,414	5.1

		Total Short-Term Investments
		(Cost $79,689,296)	79,689,296	6.1

See Accompanying Notes to Financial Statements

30

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

	Total Investments in Securities (Cost $1,441,116,178)	$1,448,599,986	110.7
	Liabilities in Excess of Other Assets	(139,865,372)	(10.7)
	Net Assets	$1,308,734,614	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of September 30, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

&	Payment-in-kind

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at September 30, 2013.

±	Defaulted security

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

ˆˆ	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

BRL	Brazilian Real

DKK	Danish Krone

EUR	EU Euro

Cost for federal income tax purposes is $1,442,185,839.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$29,034,262
Gross Unrealized Depreciation	(22,620,115)
Net Unrealized Appreciation	$6,414,147

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Asset Table
Investments, at fair value
Preferred Stock	$7,743,060	$—	$—	$7,743,060
Corporate Bonds/Notes	—	373,992,618	—	373,992,618
Collateralized Mortgage Obligations	—	184,520,698	2,582,419	187,103,117
Short-Term Investments	66,046,414	13,642,882	—	79,689,296

See Accompanying Notes to Financial Statements

31

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
U.S. Treasury Obligations	—	292,639,489	—	292,639,489
Asset-Backed Securities	—	106,623,299	5,550,000	112,173,299
U.S. Government Agency Obligations	—	292,944,467	—	292,944,467
Foreign Government Bonds	—	102,314,640	—	102,314,640
Total Investments, at fair value	$73,789,474	$1,366,678,093	$8,132,419	$1,448,599,986
Other Financial Instruments+
Swaps	—	292,038	—	292,038
Futures	339,043	—	—	339,043
Forward Foreign Currency Contracts	—	79,553	—	79,553
Total Assets	$74,128,517	$1,367,049,684	$8,132,419	$1,449,310,620
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(2,426,316)	$—	$(2,426,316)
Futures	(664,881)	—	—	(664,881)
Forward Foreign Currency Contracts	—	(678,448)	—	(678,448)
Total Liabilities	$(664,881)	$(3,104,764)	$—	$(3,769,645)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At September 30, 2013, the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	1,640,251	Buy	12/13/13	$2,219,852	$2,219,435	$(417)
Deutsche Bank AG	Chinese Offshore Yuan	17,971,638	Buy	01/14/14	2,854,000	2,925,834	71,834
Deutsche Bank AG	Mexican Peso	50,059	Buy	10/04/13	3,753	3,824	71
Deutsche Bank AG	Russian Ruble	10,633,913	Buy	12/13/13	317,099	323,968	6,869
Goldman Sachs & Co.	EU Euro	1,387,271	Buy	12/13/13	1,879,117	1,877,126	(1,991)
							$76,366
Barclays Bank PLC	EU Euro	32,814,859	Sell	12/13/13	$43,816,335	$44,402,006	$(585,671)
Citigroup, Inc.	Mexican Peso	2,572,649	Sell	10/04/13	197,286	196,507	779
Citigroup, Inc.	Brazilian Real	3,628,124	Sell	12/13/13	1,607,000	1,610,212	(3,212)
Citigroup, Inc.	South African Rand	6,920,236	Sell	12/13/13	669,463	681,843	(12,380)
Deutsche Bank AG	Chinese Offshore Yuan	17,971,638	Sell	01/14/14	2,851,057	2,925,834	(74,777)
							$(675,261)

ING Intermediate Bond Fund Open Futures Contracts on September 30, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	18	12/19/13	$2,275,031	$37,924
U.S. Treasury 2-Year Note	266	12/31/13	58,590,655	163,430
U.S. Treasury Ultra Long Bond	124	12/19/13	17,619,625	137,689
			$78,485,311	$339,043
Short Contracts
Euro-Bund	(159)	12/06/13	(30,222,003)	(599,944)
U.S. Treasury 5-Year Note	(28)	12/31/13	(3,389,313)	(59,274)
U.S. Treasury Long Bond	(15)	12/19/13	(2,000,625)	(5,663)
			$(35,611,941)	$(664,881)

See Accompanying Notes to Financial Statements

32

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING Intermediate Bond Fund Over-the-Counter Credit Default Swap Agreements Outstanding on September 30, 2013:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.EM.19	Buy	(5.000)	06/20/18	USD 18,276,000	$(1,456,938)	$(1,481,031)	$24,093
Deutsche Bank AG	CDX.EM.19	Buy	(5.000)	06/20/18	USD 5,009,000	(399,310)	(396,378)	(2,932)
HSBC	CDX.EM.19	Buy	(5.000)	06/20/18	USD 7,151,000	(570,068)	(567,973)	(2,095)
						$(2,426,316)	$(2,445,382)	$19,066

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Bolivarian Republic of Venezuela	Buy	(5.000)	12/20/18	USD 1,386,000	233,969	228,066	5,903
Deutsche Bank AG	Republic of Turkey	Buy	(1.000)	06/20/18	USD 1,244,000	58,069	22,780	35,289
						$292,038	250,846	$41,192

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

33

ING SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 63.5%
		Consumer Discretionary: 4.2%
500,000		Cablevision Systems Corp., 8.625%, 09/15/17	$576,250	0.3
342,000		Comcast Corp., 6.300%, 11/15/17	403,393	0.2
74,000		Cox Communications, Inc., 5.450%, 12/15/14	78,196	0.1
365,000		COX Communications, Inc., 5.500%, 10/01/15	393,539	0.2
500,000		DirecTV Financing Co., Inc., 1.750%, 01/15/18	482,678	0.3
235,000		Discovery Communications LLC, 3.700%, 06/01/15	245,919	0.2
500,000		DISH DBS Corp., 7.125%, 02/01/16	550,625	0.3
511,000		Home Depot, Inc., 5.400%, 03/01/16	567,266	0.3
500,000		Jarden Corp., 7.500%, 05/01/17	572,500	0.3
500,000		MGM Mirage, 7.500%, 06/01/16	561,250	0.3
662,000		NBCUniversal Media, LLC, 3.650%, 04/30/15	694,076	0.4
567,000		Thomson Reuters Corp., 0.875%, 05/23/16	564,117	0.3
313,000		Time Warner, Inc., 3.150%, 07/15/15	325,964	0.2
417,000		Viacom, Inc., 1.250%, 02/27/15	418,296	0.3
205,000		Wal-Mart Stores, Inc., 0.600%, 04/11/16	204,331	0.1
724,000		Walt Disney Co., 1.100%, 12/01/17	711,788	0.4
			7,350,188	4.2

		Consumer Staples: 6.5%
455,000		Altria Group, Inc., 4.125%, 09/11/15	482,906	0.3
553,000		Anheuser-Busch InBev Worldwide, Inc., 0.800%, 07/15/15	555,787	0.3
208,000		Archer-Daniels-Midland Co., 5.450%, 03/15/18	239,942	0.1
329,000		Beam, Inc., 1.875%, 05/15/17	330,897	0.2
475,000		Coca-Cola Co., 1.800%, 09/01/16	488,766	0.3
329,000		Colgate-Palmolive Co., 1.300%, 01/15/17	331,649	0.2
600,000		ConAgra Foods, Inc., 1.300%, 01/25/16	601,076	0.4
454,000		Costco Wholesale Corp., 1.125%, 12/15/17	446,915	0.3
420,000		Diageo Capital PLC, 0.625%, 04/29/16	417,273	0.3
417,000		Diageo Capital PLC, 1.500%, 05/11/17	417,586	0.3
475,000		Kellogg Co., 1.125%, 05/15/15	479,038	0.3
202,000		Kimberly-Clark Corp., 6.125%, 08/01/17	236,789	0.1
450,000		Kraft Foods Group, Inc., 1.625%, 06/04/15	457,229	0.3
204,000		Kroger Co/The, 6.400%, 08/15/17	235,343	0.1
304,000		Lorillard Tobacco Co., 3.500%, 08/04/16	318,731	0.2
200,000		Molson Coors Brewing Co., 2.000%, 05/01/17	202,353	0.1
200,000		PepsiCo, Inc., 0.700%, 02/26/16	199,569	0.1
747,000		PepsiCo, Inc., 0.700%, 08/13/15	748,439	0.4
420,000		PepsiCo, Inc., 1.250%, 08/13/17	414,364	0.2
671,000		Philip Morris International, Inc., 2.500%, 05/16/16	697,294	0.4
658,000		Procter & Gamble Co., 1.450%, 08/15/16	669,327	0.4
523,000		Reynolds American, Inc., 1.050%, 10/30/15	523,581	0.3
408,000	#	SABMiller Holdings, Inc., 1.850%, 01/15/15	413,217	0.2
500,000	L	Smithfield Foods, Inc., 7.750%, 07/01/17	571,250	0.3
280,000		Target Corp., 5.875%, 07/15/16	318,277	0.2
414,000		Walgreen Co., 1.800%, 09/15/17	415,894	0.2
			11,213,492	6.5

		Energy: 4.2%
541,000		BP Capital Markets PLC, 0.700%, 11/06/15	540,152	0.3
200,000		BP Capital Markets PLC, 2.248%, 11/01/16	206,063	0.1
467,000		Cameron International Corp., 1.600%, 04/30/15	470,667	0.3
248,000		Canadian Natural Resources Ltd., 1.450%, 11/14/14	249,933	0.2
500,000		Chesapeake Energy Corp., 3.250%, 03/15/16	504,375	0.3
420,000		Chevron Corp., 1.104%, 12/05/17	414,476	0.2
500,000		CNOOC Finance 2013 Ltd., 1.125%, 05/09/16	495,098	0.3
236,000		ConocoPhillips, 4.600%, 01/15/15	248,062	0.1
282,000		ConocoPhillips, 5.200%, 05/15/18	322,139	0.2
358,000		Enterprise Products Operating, LLC, 1.250%, 08/13/15	360,070	0.2
500,000		Marathon Oil Corp., 0.900%, 11/01/15	500,249	0.3
302,000		Petrobras Global Finance BV, 2.000%, 05/20/16	300,865	0.2
200,000		Phillips 66, 1.950%, 03/05/15	203,115	0.1
666,000		Shell International Finance BV, 3.100%, 06/28/15	696,061	0.4
500,000		TNK-BP Finance SA, 6.625%, 03/20/17	551,250	0.3
421,000		Total Capital International SA, 0.750%, 01/25/16	420,012	0.2

See Accompanying Notes to Financial Statements

34

ING SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
250,000		Total Capital International SA, 1.550%, 06/28/17	$251,543	0.2
600,000		TransCanada PipeLines Ltd., 0.750%, 01/15/16	597,013	0.3
			7,331,143	4.2

		Financials: 28.6%
450,000	#	ABN AMRO Bank NV, 1.375%, 01/22/16	450,967	0.3
280,000		ACE INA Holdings, Inc., 5.700%, 02/15/17	316,690	0.2
500,000		Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.875%, 09/25/17	552,860	0.3
500,000		Ally Financial, Inc., 5.500%, 02/15/17	526,822	0.3
199,000		American Express Credit Corp., 1.750%, 06/12/15	202,725	0.1
286,000		American Express Credit Corp., 2.800%, 09/19/16	299,521	0.2
417,000	#	American Honda Finance Corp., 1.000%, 08/11/15	419,104	0.2
740,000		American International Group, Inc., 5.600%, 10/18/16	827,665	0.5
600,000		Australia & New Zealand Banking Group Ltd., 0.900%, 02/12/16	599,987	0.3
500,000	L	Banco BTG Pactual SA/Cayman Islands, 4.875%, 07/08/16	516,250	0.3
500,000		Bancolombia SA, 4.250%, 01/12/16	518,750	0.3
600,000		Bank of America Corp., 1.250%, 01/11/16	599,852	0.3
1,076,000		Bank of America Corp., 1.500%, 10/09/15	1,082,504	0.6
660,000		Bank of America Corp., 3.750%, 07/12/16	700,003	0.4
675,000		Bank of Montreal, 0.800%, 11/06/15	676,459	0.4
234,000		Bank of New York Mellon Corp., 1.200%, 02/20/15	236,189	0.1
675,000		Bank of Nova Scotia, 0.750%, 10/09/15	675,328	0.4
320,000		Bank of Nova Scotia, 2.550%, 01/12/17	331,843	0.2
425,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd/The, 1.550%, 09/09/16	427,992	0.2
870,000		Barclays Bank PLC, 5.000%, 09/22/16	961,026	0.6
900,000		BB&T Corp., 1.600%, 08/15/17	894,642	0.5
210,000		BB&T Corp., 5.200%, 12/23/15	227,899	0.1
500,000	#	BBVA Banco Continental SA, 2.250%, 07/29/16	490,000	0.3
481,000		BBVA, 4.664%, 10/09/15	501,097	0.3
819,000		Berkshire Hathaway Finance Corp., 2.450%, 12/15/15	849,580	0.5
330,000		Berkshire Hathaway Finance Corp., 1.600%, 05/15/17	333,138	0.2
200,000	#	BNP Paribas Home Loan Covered Bonds SA, 2.200%, 11/02/15	205,321	0.1
336,000		Canadian Imperial Bank of Commerce/Canada, 0.900%, 10/01/15	337,158	0.2
587,000		Caterpillar Financial Services Corp., 0.700%, 11/06/15	587,052	0.3
250,000		Caterpillar Financial Services Corp., 0.700%, 02/26/16	249,047	0.1
470,000		Charles Schwab Corp., 0.850%, 12/04/15	470,143	0.3
500,000		CIT Group, Inc., 5.000%, 05/15/17	528,125	0.3
315,000		Citigroup, Inc., 1.700%, 07/25/16	316,718	0.2
524,000		Citigroup, Inc., 1.250%, 01/15/16	523,987	0.3
544,000		Citigroup, Inc., 1.300%, 04/01/16	543,323	0.3
698,000		Citigroup, Inc., 2.650%, 03/02/15	713,970	0.4
600,000		Citigroup, Inc., 5.500%, 02/15/17	657,556	0.4
250,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 1.700%, 03/19/18	247,133	0.1
359,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 2.125%, 10/13/15	367,994	0.2
744,000		Credit Suisse/New York NY, 3.500%, 03/23/15	775,289	0.4
700,000	#	Daimler Finance North America LLC, 1.250%, 01/11/16	700,452	0.4
474,000		Deutsche Bank AG/London, 3.250%, 01/11/16	497,668	0.3
500,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	489,477	0.3
781,000		Fifth Third Bancorp., 3.625%, 01/25/16	824,567	0.5
200,000		Ford Motor Credit Co. LLC, 1.700%, 05/09/16	200,147	0.1
600,000		Ford Motor Credit Co., LLC, 2.750%, 05/15/15	614,008	0.4
605,000		General Electric Capital Corp., 1.000%, 12/11/15	606,101	0.4
300,000		General Electric Capital Corp., 3.750%, 11/14/14	311,259	0.2
920,000		General Electric Capital Corp., 4.875%, 03/04/15	973,940	0.6
499,000		Goldman Sachs Group, Inc./The, 1.600%, 11/23/15	502,929	0.3
250,000		Goldman Sachs Group, Inc., 0.666%, 07/22/15	248,776	0.1
762,000		Goldman Sachs Group, Inc., 0.769%, 01/12/15	761,318	0.4

See Accompanying Notes to Financial Statements

35

ING SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
391,000		Goldman Sachs Group, Inc., 3.625%, 02/07/16	$411,818	0.2
500,000		HCP, Inc., 3.750%, 02/01/16	526,801	0.3
252,000		Health Care REIT, Inc., 2.250%, 03/15/18	249,678	0.1
312,000		Health Care REIT, Inc., 3.625%, 03/15/16	327,496	0.2
580,000		HSBC USA, Inc., 2.375%, 02/13/15	593,249	0.3
426,000	#	HSBC Bank PLC, 1.500%, 05/15/18	414,628	0.2
325,000		Huntington National Bank/The, 1.350%, 08/02/16	325,081	0.2
180,000	#	Hyundai Capital America, 1.625%, 10/02/15	180,390	0.1
300,000	#	Hyundai Capital America, 1.875%, 08/09/16	301,528	0.2
541,000	#	International Lease Finance Corp., 6.500%, 09/01/14	563,993	0.3
200,000		Intesa Sanpaolo SpA, 3.125%, 01/15/16	199,854	0.1
300,000		John Deere Capital Corp., 0.750%, 01/22/16	299,994	0.2
442,000		JPMorgan Chase & Co., 1.625%, 05/15/18	428,626	0.2
975,000		JPMorgan Chase & Co., 3.150%, 07/05/16	1,023,904	0.6
866,000		JPMorgan Chase & Co., 3.700%, 01/20/15	897,243	0.5
500,000		Manufacturers & Traders Trust Co., 1.450%, 03/07/18	489,656	0.3
312,000	#	MassMutual Global Funding II, 3.125%, 04/14/16	328,198	0.2
419,000		MetLife, Inc., 1.756%, 12/15/17	416,406	0.2
470,000	#	MetLife Institutional Funding II, 1.625%, 04/02/15	476,353	0.3
245,000	#	Metropolitan Life Global Funding I, 1.700%, 06/29/15	248,434	0.1
142,000		Morgan Stanley, 1.750%, 02/25/16	142,795	0.1
545,000		Morgan Stanley, 2.125%, 04/25/18	531,867	0.3
250,000		Morgan Stanley, 5.450%, 01/09/17	275,552	0.2
275,000		Morgan Stanley, 6.000%, 04/28/15	295,165	0.2
535,000		National Australia Bank Ltd./New York, 1.600%, 08/07/15	543,849	0.3
300,000	#	National Australia Bank Ltd., 1.250%, 03/08/18	293,773	0.2
500,000	#	Nordea Bank AB, 0.875%, 05/13/16	496,566	0.3
123,000		Petrobras International Finance Co., 2.875%, 02/06/15	125,099	0.1
315,000		PNC Funding Corp., 2.700%, 09/19/16	327,683	0.2
550,000		PNC Funding Corp., 5.625%, 02/01/17	613,679	0.4
332,000		Principal Financial Group, Inc., 1.850%, 11/15/17	329,522	0.2
650,000		Prudential Financial, Inc., 3.875%, 01/14/15	675,869	0.4
418,000		Realty Income Corp., 2.000%, 01/31/18	409,145	0.2
450,000		Regions Financial Corp., 5.750%, 06/15/15	482,377	0.3
68,000		Regions Financial Corp., 7.750%, 11/10/14	73,048	0.0
625,000		Royal Bank of Canada, 0.850%, 03/08/16	623,638	0.4
600,000		Royal Bank of Canada, 1.500%, 01/16/18	591,386	0.3
425,000		Royal Bank of Scotland Group PLC, 2.550%, 09/18/15	434,360	0.3
613,000		Santander Holdings USA, Inc./PA, 3.000%, 09/24/15	631,121	0.4
311,000		Simon Property Group L.P., 4.200%, 02/01/15	322,648	0.2
400,000		SLM Corp., 3.875%, 09/10/15	410,000	0.2
545,000		State Street Corp., 2.875%, 03/07/16	570,777	0.3
303,000		State Street Corp., 1.350%, 05/15/18	295,801	0.2
680,000		Sumitomo Mitsui Banking Corp., 1.500%, 01/18/18	663,888	0.4
330,000		SunTrust Bank/Atlanta GA, 0.548%, 04/01/15	327,922	0.2
500,000		SunTrust Bank/Atlanta GA, 0.552%, 08/24/15	495,016	0.3
210,000		UBS AG, 5.875%, 07/15/16	232,574	0.1
492,000		US Bancorp, 2.200%, 11/15/16	507,329	0.3
250,000		Wachovia Bank NA, 4.800%, 11/01/14	261,385	0.2
422,000		Wells Fargo & Co., 1.500%, 01/16/18	415,770	0.2
644,000		Wells Fargo & Co., 2.100%, 05/08/17	658,167	0.4
270,000		Westpac Banking Corp., 1.125%, 09/25/15	272,113	0.2
200,000		Westpac Banking Corp., 2.000%, 08/14/17	202,685	0.1
			49,708,250	28.6

		Health Care: 6.5%
550,000		AbbVie, Inc., 1.200%, 11/06/15	552,319	0.3
502,000		Aetna, Inc., 1.500%, 11/15/17	493,499	0.3
303,000		Baxter International, Inc., 0.950%, 06/01/16	303,868	0.2
677,000		Cigna Corp., 2.750%, 11/15/16	703,911	0.4
575,000		Covidien International Finance SA, 1.350%, 05/29/15	580,895	0.3
625,000		Genentech, Inc., 4.750%, 07/15/15	669,941	0.4

See Accompanying Notes to Financial Statements

36

ING SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Health Care: (continued)
500,000		HCA, Inc., 6.500%, 02/15/16	$543,125	0.3
664,000		McKesson Corp., 0.950%, 12/04/15	665,056	0.4
500,000		Medtronic, Inc., 3.000%, 03/15/15	518,068	0.3
625,000		Merck & Co., Inc., 0.700%, 05/18/16	624,823	0.4
386,000	#	Mylan, Inc., 6.000%, 11/15/18	416,183	0.2
547,000		Novartis Capital Corp., 2.900%, 04/24/15	568,521	0.3
784,000		Pfizer, Inc., 5.350%, 03/15/15	837,850	0.5
550,000		Sanofi, 1.250%, 04/10/18	537,636	0.3
575,000		St. Jude Medical, Inc., 2.500%, 01/15/16	591,244	0.3
322,000		Thermo Fisher Scientific, Inc., 2.250%, 08/15/16	328,195	0.2
671,000		UnitedHealth Group, Inc., 0.850%, 10/15/15	673,087	0.4
500,000	#	Valeant Pharmaceuticals International, 6.750%, 10/01/17	536,250	0.3
316,000		Ventas Realty L.P., 1.550%, 09/26/16	316,726	0.2
519,000		WellPoint, Inc., 5.250%, 01/15/16	567,045	0.3
300,000	#	Zoetis, Inc., 1.150%, 02/01/16	301,407	0.2
			11,329,649	6.5

		Industrials: 2.4%
419,000		3M Co., 1.000%, 06/26/17	412,329	0.2
500,000	#	Aviation Capital Group Corp., 3.875%, 09/27/16	506,875	0.3
500,000		Brunswick Rail Finance Ltd., 6.500%, 11/01/17	501,350	0.3
433,000		CSX Corp., 6.250%, 04/01/15	468,016	0.3
440,000		General Electric Co., 0.850%, 10/09/15	441,269	0.3
500,000		Lennar Corp., 4.750%, 12/15/17	516,250	0.3
500,000		SPX Corp., 6.875%, 09/01/17	557,500	0.3
279,000		United Parcel Service, Inc., 1.125%, 10/01/17	275,282	0.2
400,000		Waste Management, Inc., 2.600%, 09/01/16	413,749	0.2
			4,092,620	2.4

		Information Technology: 3.3%
253,000		Amazon.com, Inc., 0.650%, 11/27/15	252,753	0.1
200,000		Amazon.com, Inc., 1.200%, 11/29/17	195,611	0.1
473,000		Apple Inc., 1.000%, 05/03/18	456,225	0.3
500,000		Audatex North America, Inc., 6.750%, 06/15/18	532,500	0.3
127,000		Computer Sciences Corp., 2.500%, 09/15/15	130,059	0.1
300,000		Dell, Inc., 2.100%, 04/01/14	300,816	0.2
414,000		eBay, Inc., 1.350%, 07/15/17	411,574	0.2
450,000		International Business Machines Corp., 1.950%, 07/22/16	463,795	0.3
474,000		Intel Corp., 1.350%, 12/15/17	468,445	0.3
250,000		Intel Corp., 1.950%, 10/01/16	257,207	0.1
500,000	L	Microsoft Corp., 1.000%, 05/01/18	487,680	0.3
375,000		NetApp Inc., 2.000%, 12/15/17	369,631	0.2
550,000		Oracle Corp., 1.200%, 10/15/17	540,809	0.3
425,000		Symantec Corp., 2.750%, 09/15/15	438,526	0.2
2,000		Texas Instruments, Inc., 0.450%, 08/03/15	1,996	0.0
179,000		Xerox Corp., 2.950%, 03/15/17	183,761	0.1
300,000		Xerox Corp., 4.250%, 02/15/15	312,924	0.2
			5,804,312	3.3

		Materials: 1.7%
165,000		Cemex Finance, LLC, 9.500%, 12/14/16	175,931	0.1
489,000		Eastman Chemical Co., 2.400%, 06/01/17	496,564	0.3
588,000		Ecolab, Inc., 1.000%, 08/09/15	588,583	0.3
401,000		Freeport-McMoRan Copper & Gold, Inc., 1.400%, 02/13/15	402,209	0.2
277,000	#	Glencore Funding LLC, 1.700%, 05/27/16	273,164	0.2
325,000		Rio Tinto Finance USA Ltd., 1.875%, 11/02/15	329,993	0.2
301,000		Rio Tinto Finance USA PLC, 1.375%, 06/17/16	301,350	0.2
96,000	#	Xstrata Canada Financial Corp., 2.850%, 11/10/14	97,469	0.0
330,000	#	Xstrata Finance Canada Ltd., 2.050%, 10/23/15	331,090	0.2
			2,996,353	1.7

		Telecommunication Services: 3.5%
525,000		AT&T, Inc., 0.800%, 12/01/15	523,814	0.3
337,000		AT&T, Inc., 1.400%, 12/01/17	329,362	0.2
250,000		AT&T, Inc., 5.625%, 06/15/16	278,443	0.2
750,000		Cisco Systems, Inc., 5.500%, 02/22/16	834,108	0.5
600,000		Juniper Networks, Inc., 3.100%, 03/15/16	619,473	0.4
500,000		Sprint Nextel Corp., 6.000%, 12/01/16	531,250	0.3
300,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	311,569	0.2
396,000		Verizon Communications, Inc., 2.500%, 09/15/16	408,535	0.2

See Accompanying Notes to Financial Statements

37

ING SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Telecommunication Services: (continued)
1,500,000		Verizon Communications, Inc., 3.000%, 04/01/16	$1,564,992	0.9
395,000		Vodafone, 2.875%, 03/16/16	410,058	0.2
243,000		Vodafone Group PLC, 0.900%, 02/19/16	242,739	0.1
			6,054,343	3.5

		Utilities: 2.6%
500,000	#	Calpine Corp., 7.250%, 10/15/17	521,250	0.3
600,000		Dominion Resources, Inc./VA, 1.400%, 09/15/17	592,249	0.4
200,000		Dominion Resources, Inc., 2.250%, 09/01/15	205,505	0.1
100,000		Entergy Louisiana, LLC, 1.875%, 12/15/14	101,419	0.1
581,000		NextEra Energy Capital Holdings, Inc., 1.200%, 06/01/15	584,387	0.3
690,000		Georgia Power Co., 0.625%, 11/15/15	688,976	0.4
362,000		Georgia Power Co., 0.750%, 08/10/15	362,428	0.2
400,000		Georgia Power Co., 3.000%, 04/15/16	417,494	0.2
323,000		Progress Energy, Inc., 5.625%, 01/15/16	355,161	0.2
252,000		PSEG Power, LLC, 2.750%, 09/15/16	262,236	0.2
400,000		Xcel Energy, Inc., 0.750%, 05/09/16	397,532	0.2
			4,488,637	2.6

		Total Corporate Bonds/Notes
		(Cost $110,737,605)	110,368,987	63.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 10.1%
468,000	#	American General Mortgage Loan Trust 2010-1, 5.650%, 03/25/58	483,952	0.3
520,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.516%, 07/10/43	542,543	0.3
617,000		Bank of America Merrill Lynch Commercial Mortgage, Inc., 4.621%, 07/10/43	629,125	0.4
834,017		Bear Stearns Commercial Mortgage Securities Trust 2003-TOP12, 4.397%, 08/13/39	842,892	0.5
590,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.074%, 02/13/42	615,284	0.4
203,921		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18, 5.957%, 06/11/50	211,751	0.1
99,932		Commercial Mortgage Trust, 4.619%, 08/10/42	101,009	0.1
47,063		Commercial Mortgage Trust, 5.205%, 12/11/49	47,108	0.0
235,630		Commercial Mortgage Trust, 5.308%, 12/15/39	235,696	0.1
250,000	#	Commercial Mortgage Trust, 5.892%, 06/10/36	254,665	0.1
660,000	#	Credit Suisse First Boston Mortgage Securities Corp., 4.617%, 05/15/38	660,232	0.4
557,000		Credit Suisse First Boston Mortgage Securities Corp., 5.290%, 08/15/38	580,569	0.3
50,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	50,110	0.0
45,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	49,877	0.0
100,000	#	Del Coronado Trust, 4.000%, 03/15/26	99,886	0.1
560,000		GE Capital Commercial Mortgage Corp., 5.133%, 05/10/43	586,301	0.3
151,370		GE Capital Commercial Mortgage Corp., 5.489%, 11/10/45	151,898	0.1
331,072		Greenwich Capital Commercial Funding Corp., 5.381%, 03/10/39	339,412	0.2
146,297		GS Mortgage Securities Corp. II, 5.506%, 04/10/38	148,737	0.1
113,871	#	JP Morgan Chase Commercial Mortgage Securities Corp., 4.158%, 01/12/39	114,861	0.1
130,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.878%, 01/15/42	134,588	0.1
162,622		JP Morgan Chase Commercial Mortgage Securities Corp., 5.298%, 05/15/47	163,382	0.1
120,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.790%, 02/15/51	122,173	0.1
78,979		JP Morgan Chase Commercial Mortgage Securities Corp., 5.987%, 06/15/49	80,950	0.0
590,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5, 5.523%, 12/15/44	616,463	0.4
95,896		JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-CIBC13, 5.419%, 01/12/43	97,731	0.1
310,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	316,462	0.2

See Accompanying Notes to Financial Statements

38

ING SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
280,000		LB-UBS Commercial Mortgage Trust 2004-C4, 5.710%, 06/15/36	$287,630	0.2
680,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	706,097	0.4
1,210,000		LB-UBS Commercial Mortgage Trust 2005-C5, 5.127%, 09/15/40	1,272,028	0.7
299,878		LB-UBS Commercial Mortgage Trust, 5.300%, 11/15/38	316,069	0.2
420,000	#	LB-UBS Commercial Mortgage Trust, 5.416%, 10/15/36	428,617	0.2
217,607		ML-CFC Commercial Mortgage Trust 2007-9, 5.644%, 09/12/49	223,419	0.1
401,502		Morgan Stanley Capital I Trust 2005-HQ6, 4.973%, 08/13/42	409,461	0.2
257,426		Morgan Stanley Capital I Trust 2006-TOP21, 5.185%, 10/12/52	260,409	0.1
350,000		Morgan Stanley Capital I, 5.152%, 08/13/42	360,504	0.2
1,250,000		Morgan Stanley Capital I, 5.172%, 08/13/42	1,266,910	0.7
132,251		Morgan Stanley Capital I, 5.355%, 11/14/42	132,210	0.1
301,190		Morgan Stanley Capital I, 5.760%, 04/12/49	306,094	0.2
136,440	#	NorthStar 2012-1 Mortgage Trust, 1.379%, 08/25/29	136,390	0.1
800,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	881,682	0.5
790,473		TIAA Seasoned Commercial Mortgage Trust, 5.551%, 08/15/39	842,719	0.5
630,000	#	Wachovia Bank Commercial Mortgage Trust Series 2003-C8, 5.471%, 11/15/35	630,964	0.4
430,000	#	Wachovia Bank Commercial Mortgage Trust Series 2004-C14, 5.816%, 08/15/41	437,789	0.2
220,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.915%, 05/15/43	242,268	0.1
118,320		Wachovia Bank Commercial Mortgage Trust, 5.246%, 12/15/43	119,039	0.1

		Total Collateralized Mortgage Obligations
		(Cost $17,562,332)	17,537,956	10.1

FOREIGN GOVERNMENT BONDS: 0.3%
500,000		Petrobras International Finance Co. — Pifco, 3.500%, 02/06/17	509,053	0.3

		Total Foreign Government Bonds
		(Cost $517,474)	509,053	0.3

ASSET-BACKED SECURITIES: 13.1%
		Automobile Asset-Backed Securities: 2.9%
389,000		Capital Auto Receivables Asset Trust 2013-1, 0.790%, 06/20/17	387,983	0.2
340,000		Capital Auto Receivables Asset Trust 2013-3, 1.390%, 12/20/17	341,197	0.2
326,000		CarMax Auto Owner Trust, 0.890%, 08/17/18	323,285	0.2
280,000		Fifth Third Auto 2013-1, 1.300%, 02/18/20	281,473	0.2
226,000		Harley-Davidson Motorcycle Trust 2012-1, 0.910%, 02/15/18	226,417	0.1
481,000	#	Hyundai Auto Lease Securitization Trust, 0.660%, 06/15/16	480,727	0.3
768,000		Hyundai Auto Receivables Trust, 0.750%, 09/17/18	762,239	0.4
202,000		Nissan Auto Lease 2013-A, 0.740%, 10/15/18	201,595	0.1
650,000		Nissan Auto Receivables 2013-B Owner Trust, 1.310%, 10/15/19	652,549	0.4
700,000		SMART Trust, 1.050%, 10/14/18	697,109	0.4
98,000		Toyota Auto Receivables Owner Trust, 0.750%, 02/16/16	98,167	0.1
527,000		World Omni Auto Receivables Trust 2013-A, 0.870%, 07/15/19	520,940	0.3
			4,973,681	2.9

		Credit Card Asset-Backed Securities: 2.1%
848,000		BA Credit Card Trust, 4.932%, 03/15/16	849,578	0.5
761,000		Capital One Multi-Asset Execution Trust, 5.050%, 12/17/18	836,094	0.5
786,000		Citibank Credit Card Issuance Trust, 5.350%, 02/07/20	905,944	0.5
582,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	673,266	0.4
418,000		Dryrock Issuance Trust, 0.640%, 08/15/18	416,722	0.2
			3,681,604	2.1

		Home Equity Asset-Backed Securities: 0.2%
350,691		Chase Funding Loan Acquisition Trust Series 2003-C2, 4.750%, 12/25/19	362,499	0.2

		Other Asset-Backed Securities: 7.9%
278,215	#	Aimco CDO, 0.516%, 10/20/19	272,464	0.2
500,000	#	Apidos CDO II, 1.064%, 12/21/18	481,736	0.3
250,000	#	Ares VIR CLO Ltd., 2.156%, 03/12/18	246,509	0.1

See Accompanying Notes to Financial Statements

39

ING SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
176,019	#	Ares VR CLO Ltd., 2.162%, 02/24/18	$173,915	0.1
421,581	#	Ares X CLO Ltd., 2.252%, 09/18/17	422,213	0.3
325,000	#	Ares XII CLO Ltd., 2.262%, 11/25/20	320,540	0.2
250,000	#	Atrium III, 2.262%, 10/27/16	244,057	0.1
250,000	#	Atrium III, 6.362%, 10/27/16	240,886	0.1
500,000	#	Atrium IV, 1.008%, 06/08/19	480,576	0.3
250,000	#	Callidus Debt Partners CLO Fund VII Ltd., 2.516%, 01/21/21	249,353	0.2
244,731	#	Castle Garden Funding, 0.520%, 10/27/20	242,472	0.1
250,000	#	Castle Garden Funding, 1.010%, 10/27/20	245,881	0.1
300,000	#	Castle Garden Funding, 5.010%, 10/27/20	300,370	0.2
375,000	#	CIFC Funding 2006-I Ltd., 0.666%, 10/20/20	357,003	0.2
500,000	#	Clydesdale CLO 2005 Ltd, 0.718%, 12/06/17	491,751	0.3
589,000		CNH Equipment Trust, 0.650%, 04/16/18	588,533	0.3
500,000	#	Dryden VIII Leveraged Loan CDO 2005, 0.982%, 05/22/17	496,571	0.3
290,248	#	Emporia Preferred Funding II Corp., 0.546%, 10/18/18	288,757	0.2
575,000	#	Emporia Preferred Funding, 0.766%, 10/18/18	548,243	0.3
202,627	#	GSAMP Trust 2005-SEA2, 0.529%, 01/25/45	195,783	0.1
32,286	#	Gulf Stream — Compass CLO 2005-I Ltd., 0.684%, 05/15/17	32,260	0.0
375,000	#	Gulf Stream — Compass CLO 2005-I Ltd., 2.164%, 05/15/17	368,546	0.2
500,000	#	Gulf Stream — Compass CLO 2005-II Ltd., 1.065%, 01/24/20	489,933	0.3
250,000	#	Gulf Stream — Compass CLO 2007-I Ltd., 2.264%, 10/28/19	245,618	0.1
500,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 0.603%, 08/21/20	492,363	0.3
300,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 0.963%, 08/21/20	285,931	0.2
225,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 1.863%, 08/21/20	216,563	0.1
250,000	#	Halcyon Structured Asset Management CLO I Ltd., 1.963%, 05/21/18	247,371	0.1
400,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.715%, 08/07/21	386,579	0.2
250,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 2.565%, 08/07/21	242,072	0.1
250,000	#	Hewett’s Island Clo IV Ltd., 1.016%, 05/09/18	247,868	0.1
342,720	#	Katonah VI Ltd., 2.453%, 09/20/16	343,121	0.2
500,000	#	Landmark VI CDO Ltd, 0.768%, 01/14/18	483,133	0.3
179,427	#	Lightpoint CLO Ltd., 0.514%, 09/15/17	176,669	0.1
250,000	#	Madison Park Funding I Ltd., 2.165%, 05/10/19	249,934	0.2
450,000		Madison Park Funding I Ltd., 5.015%, 05/10/19	450,365	0.3
550,000	#	Marathon CLO I Ltd, 2.164%, 07/26/19	550,844	0.3
300,000	#	Stanfield Bristol CLO Ltd, 0.714%, 10/15/19	295,434	0.2
250,000	#	Stanfield Veyron CLO Ltd., 1.868%, 07/15/18	235,513	0.1
633,327		Structured Asset Securities Corp. Trust 2005-AR1, 0.379%, 09/25/35	631,540	0.4
225,000	#	WhiteHorse III Ltd./Corp, 1.015%, 05/01/18	222,577	0.1
			13,781,847	7.9

		Total Asset-Backed Securities
		(Cost $22,804,439)	22,799,631	13.1

U.S. TREASURY OBLIGATIONS: 2.3%
		U.S. Treasury Notes: 2.3%
1,323,000		0.250%, due 09/30/15	1,321,192	0.7
2,600,000		0.875%, due 09/15/16	2,619,804	1.5
135,000		1.375%, due 09/30/18	134,942	0.1

		Total U.S. Treasury Obligations
		(Cost $4,073,561)	4,075,938	2.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.2%
		Federal Home Loan Mortgage Corporation: 3.4%##
1,585,403		5.000%, due 07/15/39	1,714,328	1.0
249,937		5.500%, due 01/01/37	271,864	0.2
575,256		5.500%, due 07/01/38	622,423	0.4
1,793,831		5.500%, due 07/01/38	1,945,728	1.1
446,370		5.500%, due 08/01/38	489,379	0.3
56,124		5.500%, due 10/01/38	60,931	0.0
58,974		5.500%, due 10/01/38	63,969	0.0
689,518		5.500%, due 02/01/39	750,255	0.4
			5,918,877	3.4

		Federal National Mortgage Association: 3.7%##
581,826		3.000%, due 12/25/39	593,519	0.3
751,418		3.000%, due 04/25/40	775,458	0.5
747,589		3.000%, due 05/25/40	764,422	0.4
710,626		4.000%, due 10/25/50	744,350	0.4
691,348		4.500%, due 10/25/40	720,060	0.4
1,177,225		5.000%, due 01/01/23	1,264,177	0.7
569,840		5.000%, due 07/01/34	620,908	0.4
855,491		6.000%, due 01/01/38	947,477	0.6
			6,430,371	3.7

See Accompanying Notes to Financial Statements

40

ING SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association: 2.1%
3,217,795	5.500%, due 06/15/43	$3,567,967	2.1

	Total U.S. Government Agency Obligations
	(Cost $15,926,039)	15,917,215	9.2

	Total Long-Term Investments
	(Cost $171,621,450)	171,208,780	98.5

SHORT-TERM INVESTMENTS: 1.7%
	Securities Lending Collateralcc(1): 0.8%
304,665	Credit Suisse Securities, Repurchase Agreement dated 09/30/13, 0.05%, due 10/01/13 (Repurchase Amount $304,665, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $310,760, due 11/15/17–08/15/41)	304,665	0.2
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 09/30/13, 0.12%, due 10/01/13 (Repurchase Amount $1,000,003, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,020,000, due 01/22/14–03/01/48)	1,000,000	0.6
		1,304,665	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
1,590,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
	(Cost $1,590,000)	1,590,000	0.9

	Total Short-Term Investments
	(Cost $2,894,665)	2,894,665	1.7
	Total Investments in Securities (Cost $174,516,115)	$174,103,445	100.2
	Liabilities in Excess of Other Assets	(416,972)	(0.2)
	Net Assets	$173,686,473	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of September 30, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at September 30, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$421,990
Gross Unrealized Depreciation	(834,660)
Net Unrealized Depreciation	$(412,670)

See Accompanying Notes to Financial Statements

41

ING SHORT TERM BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$110,368,987	$—	$110,368,987
Collateralized Mortgage Obligations	—	17,537,956	—	17,537,956
Short-Term Investments	1,590,000	1,304,665	—	2,894,665
Foreign Government Bonds	—	509,053	—	509,053
U.S. Treasury Obligations	—	4,075,938	—	4,075,938
Asset-Backed Securities	—	22,799,631	—	22,799,631
U.S. Government Agency Obligations	—	15,917,215	—	15,917,215
Total Investments, at fair value	$1,590,000	$172,513,445	$—	$174,103,445
Other Financial Instruments+
Futures	202,636	—	—	202,636
Total Assets	$1,792,636	$172,513,445	$—	$174,306,081
Liabilities Table
Other Financial Instruments+
Futures	$(545,720)	$—	$—	$(545,720)
Total Liabilities	$(545,720)	$—	$—	$(545,720)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

ING Short Term Bond Fund Open Futures Contracts on September 30, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	207	12/31/13	$45,594,983	$126,937
U.S. Treasury Long Bond	37	12/19/13	4,934,875	75,699
			$50,529,858	$202,636
Short Contracts
U.S. Treasury 10-Year Note	(212)	12/19/13	(26,794,813)	(463,087)
U.S. Treasury 5-Year Note	(50)	12/31/13	(6,052,344)	(82,633)
			$(32,847,157)	$(545,720)

See Accompanying Notes to Financial Statements

42

ING STRATEGIC INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

INVESTMENT COMPANIES: 86.5%
		Affiliated Investment Companies: 86.5%
13,827		ING Emerging Markets Corporate Debt Fund — Class P	$134,260	2.7
38,859		ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	362,165	7.2
13,877		ING Emerging Markets Local Currency Debt Fund — Class P	126,424	2.5
189,061		ING Floating Rate Fund — Class P	1,924,637	38.1
222,866		ING High Yield Bond Fund — Class P	1,818,586	36.0

		Total Investment Companies
		(Cost $4,435,048)	4,366,072	86.5

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.6%
10,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.516%, 07/10/43	10,337	0.2
10,000		Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	11,051	0.2
10,000		GS Mortgage Securities Corp. II, 5.938%, 08/10/38	9,926	0.2
1,000,000	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.447%, 12/15/47	27,664	0.5
10,000		LB-UBS Commercial Mortgage Trust 2000-C4, 8.150%, 07/15/32	10,492	0.2
10,000		LB-UBS Commercial Mortgage Trust 2004-C6, 5.206%, 08/15/36	10,013	0.2
10,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	10,384	0.2
10,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.954%, 07/15/40	9,886	0.2
99,224	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.656%, 12/15/48	7,709	0.2
10,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	10,030	0.2
16,778		Prime Mortgage Trust 2007-1, 5.500%, 03/25/37	14,690	0.3

		Total Collateralized Mortgage Obligations
		(Cost $131,523)	132,182	2.6

U.S. TREASURY OBLIGATIONS: 7.9%
		U.S. Treasury Bonds: 0.1%
2,000		2.875%, due 05/15/43	1,697	0.1

		U.S. Treasury Notes: 7.8%
219,000		2.000%, due 09/30/20	218,846	4.3
178,000		2.500%, due 08/15/23	176,290	3.5
			395,136	7.8

		Total U.S. Treasury Obligations
		(Cost $392,532)	396,833	7.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 4.8%
		Federal Home Loan Mortgage Corporation: 2.5%##
125,000	W	3.500%, due 02/15/41	126,504	2.5

		Federal National Mortgage Association: 1.7%##
12,000	W	3.000%, due 07/25/42	11,692	0.2
51,000	W	3.500%, due 04/25/42	51,765	1.0
21,000	W	4.500%, due 11/15/35	22,372	0.5
			85,829	1.7

		Government National Mortgage Association: 0.6%
183,099	ˆ	3.500%, due 10/20/41	32,011	0.6

		Total U.S. Government Agency Obligations
		(Cost $228,496)	244,344	4.8

		Total Long-Term Investments
		(Cost $5,187,599)	5,139,431	101.8

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.0%
		Mutual Funds: 1.0%
53,013		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
		(Cost $53,013)	53,013	1.0

		Total Short-Term Investments
		(Cost $53,013)	53,013	1.0

		Total Investments in Securities (Cost $5,240,612)	$5,192,444	102.8
		Liabilities in Excess of Other Assets	(143,456)	(2.8)
		Net Assets	$5,048,988	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

ING STRATEGIC INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

††	Rate shown is the 7-day yield as of September 30, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $5,241,253.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$21,320
Gross Unrealized Depreciation	(70,129)
Net Unrealized Depreciation	$(48,809)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$132,182	$—	$132,182
Investment Companies	4,366,072	—	—	4,366,072
U.S. Treasury Obligations	—	396,833	—	396,833
U.S. Government Agency Obligations	—	244,344	—	244,344
Short-Term Investments	53,013	—	—	53,013
Total Investments, at fair value	$4,419,085	$773,359	$—	$5,192,444
Other Financial Instruments+
Futures	3,636	—	—	3,636
Total Assets	$4,422,721	$773,359	$—	$5,196,080
Liabilities Table
Other Financial Instruments+
Futures	$(5,851)	$—	$—	$(5,851)
Total Liabilities	$(5,851)	$—	$—	$(5,851)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

ING Strategic Income Fund Open Futures Contracts on September 30, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	1	12/19/13	$126,391	$2,201
U.S. Treasury Long Bond	1	12/19/13	133,375	1,435
			$259,766	$3,636
Short Contracts
U.S. Treasury 2-Year Note	(5)	12/31/13	(1,101,328)	(3,138)
U.S. Treasury 5-Year Note	(4)	12/31/13	(484,188)	(2,713)
			$(1,585,516)	$(5,851)

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2013

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 3, 2013